UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2015

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Balanced Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Balanced Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 32

Federal Tax Information	20

Management and Organization	33

Important Notices	36

Eaton Vance

Balanced Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

On the fixed-income side, interest rates and bond prices were little changed for much of the 12-month period, as many investors awaited an interest-rate hike by the Fed. After the Fed made its long-anticipated move in mid-December 2015 to raise the target fed funds rate, short-term interest rates rose in response to the 0.25% increase. Falling oil prices during the period also helped to dampen interest-rate volatility by keeping inflation expectations low.

For the 12-month period, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, returned 0.55%. Among fixed-income segments, mortgage-backed and asset-backed securities delivered strong returns for the period. High-yield corporate bonds were notable laggards, as fears of a global economic slowdown impacted the market late in the period. Reflecting the muted interest-rate environment, the yield on the benchmark 10- year Treasury note rose a modest 10 basis points to end the period at 2.27%.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Balanced Fund (the Fund) had a total return of 2.65%

for Class A shares at net asset value (NAV), outperforming its primary benchmark, the S&P 500 Index (the Index), which returned 1.38% for the same period. The Fund also outperformed its blended benchmark, a 60%/40% blend of the Index and the Barclays U.S. Aggregate Bond Index (the Barclays Agg), respectively, which returned 1.28% for the 12-month period.

At period-end, 58.4% of the Fund was invested in equities through the Stock Portfolio, while 38.4% was invested in fixed-income securities through the Core Bond Portfolio. Asset allocation between equities and fixed-income securities (through the Fund’s investments in the Stock Portfolio and the Core Bond Portfolio) is a significant driver of performance for the Fund.

Within the Fund’s equity allocation, consumer staples was the top-performing sector relative to the Index, thanks to stock selection. The Portfolio’s overweight position versus the Index in alcoholic beverage firm Constellation Brands, Inc. contributed to relative Portfolio performance, as the company increased sales volumes, saw improved market share for its Mexican beer brands and moderately raised prices. Stock selection in the health care sector also contributed to relative Portfolio performance. In the health care providers & services industry, the Portfolio’s out-of-Index holding in AmSurg Corp., a provider of outpatient surgery, was one of the Portfolio’s leading stocks versus the Index. In the consumer discretionary sector, stock selection in two industries, internet & catalog retail and household durables, helped relative Portfolio performance. Among the Portfolio’s strongest-performing stocks versus the Index, Amazon.com, Inc. benefitted from the trend toward online shopping.

Conversely, materials was the Portfolio’s poorest-performing sector relative to the Index. This was due to stock selection. Within the sector, two industries, containers & packaging and chemicals, were notable detractors from relative Portfolio performance. Stock selection in the industrials sector also detracted from relative Portfolio performance. In the aerospace & defense industry, United Technologies Corp. was among the Portfolio’s weakest-performing stocks versus the Index, as its earnings were hurt by the global economic slowdown, particularly in China.

The Fund’s fixed-income portfolio benefitted from its holdings in corporate bonds issued by financial institutions. Within this segment, both security selection and the Portfolio’s overweight position contributed to Portfolio performance versus the Fund’s secondary benchmark, the Barclays Agg. Security selection in corporate bonds issued by utility companies also aided Portfolio performance versus the Barclays Agg. In the lagging government-related agency bond segment, the Portfolio’s underweight position further boosted Portfolio performance versus the Barclays Agg.

Conversely, interest-rate positioning within the Portfolio detracted from the Portfolio’s performance versus the Barclays Agg. During the 12-month period, the Portfolio was positioned to help protect against rising interest rates through the purchase of interest-rate put options (or swaptions). However, the cost associated with seeking this protection more than offset the benefit it provided, as interest rates did not move significantly higher during the period. Sector allocation within the Portfolio also hampered the Portfolio’s performance versus the Barclays Agg, especially the Portfolio’s holdings in the corporate industrials segment.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Balanced Fund

December 31, 2015

Performance2,3

Portfolio Managers Charles B. Gaffney, Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/01/1932	04/01/1932	2.65%	8.98%	6.67%
Class A with 5.75% Maximum Sales Charge	—	—	–3.29	7.71	6.05
Class B at NAV	11/02/1993	04/01/1932	1.88	8.17	5.87
Class B with 5% Maximum Sales Charge	—	—	–2.97	7.88	5.87
Class C at NAV	11/02/1993	04/01/1932	1.86	8.16	5.89
Class C with 1% Maximum Sales Charge	—	—	0.89	8.16	5.89
Class I at NAV	09/28/2012	04/01/1932	2.88	9.15	6.76
S&P 500 Index	—	—	1.38%	12.56%	7.30%
Barclays U.S. Aggregate Bond Index	—	—	0.55	3.25	4.51
Blend of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index	—	—	1.28	8.95	6.48

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.14%	1.89%	1.89%	0.89%
Net		0.98	1.73	1.73	0.73

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2005	$17,703	N.A.
Class C	$10,000	12/31/2005	$17,734	N.A.
Class I	$250,000	12/31/2005	$480,982	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Balanced Fund

December 31, 2015

Fund Profile5

Asset Allocation (% of total investments)

Fixed Income Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Balanced Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization- weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/17. Without the reimbursement, if applicable, performance would have been lower.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). References to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests.

Fund profile subject to change due to active management.

5

Eaton Vance

Balanced Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$997.60	$5.29	**	1.05%
Class B	$1,000.00	$993.40	$9.04	**	1.80%
Class C	$1,000.00	$993.00	$9.04	**	1.80%
Class I	$1,000.00	$998.80	$4.03	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	**	1.05%
Class B	$1,000.00	$1,016.10	$9.15	**	1.80%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Balanced Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investment in Core Bond Portfolio, at value (identified cost, $206,288,159)	$203,008,173
Investment in Stock Portfolio, at value (identified cost, $280,041,076)	304,447,511
Receivable for Fund shares sold	11,629,119
Receivable from affiliate	3,597
Total assets	$519,088,400

Liabilities
Payable for Fund shares redeemed	$1,679,837
Payable to affiliates:
Administration fee	16,631
Distribution and service fees	175,809
Trustees’ fees	125
Accrued expenses	124,315
Total liabilities	$1,996,717
Net Assets	$517,091,683

Sources of Net Assets
Paid-in capital	$496,372,410
Accumulated net realized loss from Portfolios	(407,176)
Net unrealized appreciation from Portfolios	21,126,449
Net Assets	$517,091,683

Class A Shares
Net Assets	$293,993,833
Shares Outstanding	35,913,229
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.19
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.69

Class B Shares
Net Assets	$7,992,105
Shares Outstanding	975,010
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.20

Class C Shares
Net Assets	$137,050,856
Shares Outstanding	16,664,417
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.22

Class I Shares
Net Assets	$78,054,889
Shares Outstanding	9,532,288
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends allocated from Portfolios (net of foreign taxes, $19,916)	$4,083,668
Interest allocated from Portfolios	3,532,051
Securities lending income allocated from Portfolios, net	6,591
Expenses allocated from Portfolios	(2,251,544)
Total investment income from Portfolios	$5,370,766

Expenses
Administration fee	$145,063
Distribution and service fees
Class A	570,763
Class B	92,712
Class C	854,785
Trustees’ fees and expenses	500
Custodian fee	33,443
Transfer and dividend disbursing agent fees	297,682
Legal and accounting services	44,847
Printing and postage	40,853
Registration fees	87,025
Miscellaneous	14,345
Total expenses	$2,182,018
Deduct —
Allocation of expenses to affiliate	$3,597
Total expense reductions	$3,597

Net expenses	$2,178,421

Net investment income	$3,192,345

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$9,923,175
Financial futures contracts	(42,061)
Foreign currency transactions	16,539
Net realized gain	$9,897,653
Change in unrealized appreciation (depreciation) —
Investments	$(5,758,975)
Financial futures contracts	32,558
Foreign currency	(394)
Net change in unrealized appreciation (depreciation)	$(5,726,811)

Net realized and unrealized gain	$4,170,842

Net increase in net assets from operations	$7,363,187

8	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$3,192,345	$2,197,222
Net realized gain from investment transactions, written options, financial futures contracts and foreign currency transactions	9,897,653	29,837,677
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts and foreign currency	(5,726,811)	(9,430,495)
Net increase in net assets from operations	$7,363,187	$22,604,404
Distributions to shareholders —
From net investment income
Class A	$(3,202,065)	$(2,315,684)
Class B	(58,457)	(53,704)
Class C	(657,136)	(247,555)
Class I	(689,611)	(181,805)
From net realized gain
Class A	(10,522,814)	(14,891,057)
Class B	(403,708)	(784,781)
Class C	(4,126,088)	(4,269,532)
Class I	(2,007,316)	(1,594,882)
Total distributions to shareholders	$(21,667,195)	$(24,339,000)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$133,503,947	$44,507,156
Class B	1,344,828	1,301,256
Class C	92,461,234	25,806,988
Class I	66,807,789	19,585,616
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,421,660	15,348,227
Class B	381,208	686,402
Class C	4,323,916	3,879,091
Class I	2,115,933	1,398,802
Cost of shares redeemed
Class A	(42,440,814)	(35,438,568)
Class B	(1,870,921)	(1,914,376)
Class C	(16,216,772)	(8,252,453)
Class I	(13,395,777)	(1,936,135)
Net asset value of shares exchanged
Class A	1,617,657	1,917,883
Class B	(1,617,657)	(1,917,883)
Net increase in net assets from Fund share transactions	$239,436,231	$64,972,006

Net increase in net assets	$225,132,223	$63,237,410

Net Assets
At beginning of year	$291,959,460	$228,722,050
At end of year	$517,091,683	$291,959,460

Accumulated undistributed net investment income included in net assets
At end of year	$—	$48,446

9	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value — Beginning of year	$8.460		$8.460	$7.570	$6.910	$6.940

Income (Loss) From Operations
Net investment income(1)	$0.088		$0.090	$0.077	$0.096	$0.107
Net realized and unrealized gain (loss)	0.139		0.703	1.491	0.694	(0.016)

Total income from operations	$0.227		$0.793	$1.568	$0.790	$0.091

Less Distributions
From net investment income	$(0.116)		$(0.110)	$(0.101)	$(0.130)	$(0.121)
From net realized gain	(0.381)		(0.683)	(0.577)	—	—

Total distributions	$(0.497)		$(0.793)	$(0.678)	$(0.130)	$(0.121)

Net asset value — End of year	$8.190		$8.460	$8.460	$7.570	$6.910

Total Return(2)	2.65%		9.62%	20.96%	11.50%	1.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$293,994		$197,190	$171,322	$159,831	$154,498
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.05	%(5)	1.14%	1.14%	1.16%	1.14%
Net investment income	1.05%		1.02%	0.93%	1.31%	1.54%
Portfolio Turnover of the Fund(6)	2%		17%	9%	2%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2015). Absent this reimbursement, total return would be lower.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2015

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value — Beginning of year	$8.470		$8.470	$7.570	$6.910	$6.940

Income (Loss) From Operations
Net investment income(1)	$0.025		$0.024	$0.015	$0.041	$0.055
Net realized and unrealized gain (loss)	0.139		0.702	1.501	0.692	(0.018)

Total income from operations	$0.164		$0.726	$1.516	$0.733	$0.037

Less Distributions
From net investment income	$(0.053)		$(0.043)	$(0.039)	$(0.073)	$(0.067)
From net realized gain	(0.381)		(0.683)	(0.577)	—	—

Total distributions	$(0.434)		$(0.726)	$(0.616)	$(0.073)	$(0.067)

Net asset value — End of year	$8.200		$8.470	$8.470	$7.570	$6.910

Total Return(2)	1.88%		8.78%	20.19%	10.65%	0.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,992		$10,022	$11,770	$10,966	$12,903
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.80	%(5)	1.89%	1.89%	1.91%	1.89%
Net investment income	0.29%		0.27%	0.18%	0.55%	0.78%
Portfolio Turnover of the Fund(6)	2%		17%	9%	2%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2015). Absent this reimbursement, total return would be lower.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value — Beginning of year	$8.500		$8.500	$7.600	$6.940	$6.970

Income (Loss) From Operations
Net investment income(1)	$0.026		$0.024	$0.015	$0.041	$0.055
Net realized and unrealized gain (loss)	0.138		0.705	1.502	0.693	(0.018)

Total income from operations	$0.164		$0.729	$1.517	$0.734	$0.037

Less Distributions
From net investment income	$(0.063)		$(0.046)	$(0.040)	$(0.074)	$(0.067)
From net realized gain	(0.381)		(0.683)	(0.577)	—	—

Total distributions	$(0.444)		$(0.729)	$(0.617)	$(0.074)	$(0.067)

Net asset value — End of year	$8.220		$8.500	$8.500	$7.600	$6.940

Total Return(2)	1.86%		8.78%	20.14%	10.61%	0.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$137,051		$60,351	$39,432	$25,783	$28,474
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.80	%(5)	1.88%	1.89%	1.91%	1.89%
Net investment income	0.30%		0.28%	0.18%	0.55%	0.79%
Portfolio Turnover of the Fund(6)	2%		17%	9%	2%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2015). Absent this reimbursement, total return would be lower.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,				Period Ended December 31, 2012(1)
	2015		2014	2013
Net asset value — Beginning of period	$8.460		$8.460	$7.560	$7.610

Income (Loss) From Operations
Net investment income(2)	$0.109		$0.115	$0.099	$0.032
Net realized and unrealized gain (loss)	0.138		0.700	1.500	(0.049)

Total income (loss) from operations	$0.247		$0.815	$1.599	$(0.017)

Less Distributions
From net investment income	$(0.136)		$(0.132)	$(0.122)	$(0.033)
From net realized gain	(0.381)		(0.683)	(0.577)	—

Total distributions	$(0.517)		$(0.815)	$(0.699)	$(0.033)

Net asset value — End of period	$8.190		$8.460	$8.460	$7.560

Total Return(3)	2.88%		9.89%	21.42%	(0.22	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,055		$24,397	$6,198	$5
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.80	%(7)	0.89%	0.89%	0.90	%(8)
Net investment income	1.29%		1.31%	1.19%	1.65	%(8)
Portfolio Turnover of the Fund(9)	2%		17%	9%	2	%(10)

(1)	For the period from commencement of operations on September 28, 2012 to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2015). Absent this reimbursement, total return would be lower.

(8)	Annualized.

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Fund’s year ended December 31, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term growth of capital. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at December 31, 2015 were as follows: Core Bond Portfolio (59.2%) and Stock Portfolio (77.0%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Stock Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of Core Bond Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Stock Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Core Bond Portfolio.

Additional valuation policies for Core Bond Portfolio (the Portfolio) are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

14

Eaton Vance

Balanced Fund

December 31, 2015

Notes to Financial Statements — continued

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$11,167,886	$5,854,422
Long-term capital gains	$10,499,309	$18,484,578

During the year ended December 31, 2015, accumulated net realized gain was decreased by $2,917,105, accumulated distributions in excess of net investment income was decreased by $1,366,478 and paid-in capital was increased by $1,550,627 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization, accretion of market discount, distributions from real estate investment trusts (REITs), partnership allocations, investments in partnerships, dividend redesignations and investments in Treasury Inflation Protected Notes. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October capital losses	$(501,914)
Net unrealized appreciation	$21,221,187

15

Eaton Vance

Balanced Fund

December 31, 2015

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, premium amortization and accretion of market discount.

At December 31, 2015, the Fund had a net capital loss of $501,914 attributable to security transactions incurred after October 31, 2015 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2016.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.04% of the Fund’s average daily net assets. For the year ended December 31, 2015, the administration fee amounted to $145,063. Effective September 10, 2015, EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. Pursuant to this agreement, EVM was allocated $3,597 of the Fund’s operating expenses for the period from September 10, 2015 through December 31, 2015. Effective January 1, 2016, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73%, 1.73% and 0.73% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2017. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended December 31, 2015, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $2,064,078 or 0.57% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $35,084 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, received $220,230 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $570,763 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $69,534 and $641,089 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $23,178 and $213,696 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2015, the Fund was informed that EVD received approximately $17,000, $6,000 and $9,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

16

Eaton Vance

Balanced Fund

December 31, 2015

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended December 31, 2015, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Core Bond Portfolio	$92,076,852	$2,490,667
Stock Portfolio	120,826,110	3,736,000

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	15,939,940	5,068,171
Issued to shareholders electing to receive payments of distributions in Fund shares	1,483,955	1,826,273
Redemptions	(5,014,497)	(4,057,410)
Exchange from Class B shares	190,191	218,033

Net increase	12,599,589	3,055,067

	Year Ended December 31,
Class B	2015	2014

Sales	158,577	149,713
Issued to shareholders electing to receive payments of distributions in Fund shares	45,209	81,635
Redemptions	(222,176)	(220,360)
Exchange to Class A shares	(190,065)	(217,875)

Net decrease	(208,455)	(206,887)

	Year Ended December 31,
Class C	2015	2014

Sales	10,973,580	2,934,758
Issued to shareholders electing to receive payments of distributions in Fund shares	515,131	460,685
Redemptions	(1,920,798)	(937,460)

Net increase	9,567,913	2,457,983

	Year Ended December 31,
Class I	2015	2014

Sales	7,985,673	2,205,462
Issued to shareholders electing to receive payments of distributions in Fund shares	254,379	167,523
Redemptions	(1,591,928)	(221,633)

Net increase	6,648,124	2,151,352

17

Eaton Vance

Balanced Fund

December 31, 2015

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2015 and December 31, 2014, the Fund’s investment in Core Bond Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

18

Eaton Vance

Balanced Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2016

19

Eaton Vance

Balanced Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $3,679,737, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 38.96% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $6,716,010 or, if subsequently determined to be different, the net capital gain of such year.

20

Stock Portfolio

December 31, 2015

Portfolio of Investments

Common Stocks — 99.5%

Security	Shares	Value

Aerospace & Defense — 3.5%
Raytheon Co.	25,609	$3,189,089
Spirit AeroSystems Holdings, Inc., Class A(1)	30,400	1,522,128
United Technologies Corp.	96,288	9,250,388

		$13,961,605

Banks — 3.9%
BankUnited, Inc.	147,377	$5,314,415
JPMorgan Chase & Co.	80,921	5,343,214
PNC Financial Services Group, Inc. (The)	50,150	4,779,796

		$15,437,425

Beverages — 2.5%
Constellation Brands, Inc., Class A	34,287	$4,883,840
Molson Coors Brewing Co., Class B	54,059	5,077,222

		$9,961,062

Biotechnology — 3.4%
Celgene Corp.(1)	17,272	$2,068,495
Gilead Sciences, Inc.	85,873	8,689,489
Incyte Corp.(1)	7,800	845,910
Vertex Pharmaceuticals, Inc.(1)	13,300	1,673,539

		$13,277,433

Building Products — 0.6%
Masco Corp.	80,100	$2,266,830

		$2,266,830

Capital Markets — 3.3%
Affiliated Managers Group, Inc.(1)	14,522	$2,320,035
Credit Suisse Group AG	188,422	4,058,980
Credit Suisse Group AG(2)	92,644	1,995,733
Goldman Sachs Group, Inc. (The)	26,160	4,714,817

		$13,089,565

Chemicals — 1.2%
PPG Industries, Inc.	49,000	$4,842,180

		$4,842,180

Consumer Finance — 1.3%
Synchrony Financial(1)	174,772	$5,314,816

		$5,314,816

Security	Shares	Value

Diversified Financial Services — 0.6%
McGraw Hill Financial, Inc.	24,000	$2,365,920

		$2,365,920

Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	199,618	$9,226,344

		$9,226,344

Electric Utilities — 1.5%
NextEra Energy, Inc.	57,914	$6,016,685

		$6,016,685

Electrical Equipment — 1.3%
Hubbell, Inc.	50,500	$5,102,520

		$5,102,520

Energy Equipment & Services — 1.0%
Schlumberger, Ltd.	55,900	$3,899,025

		$3,899,025

Food & Staples Retailing — 2.6%
Kroger Co. (The)	68,840	$2,879,577
Sprouts Farmers Market, Inc.(1)	282,494	7,511,516

		$10,391,093

Food Products — 3.4%
General Mills, Inc.	73,600	$4,243,776
Mondelez International, Inc., Class A	122,600	5,497,384
Pinnacle Foods, Inc.	90,046	3,823,353

		$13,564,513

Health Care Equipment & Supplies — 2.0%
Medtronic PLC	102,860	$7,911,991

		$7,911,991

Health Care Providers & Services — 1.9%
Humana, Inc.	18,300	$3,266,733
McKesson Corp.	21,038	4,149,325

		$7,416,058

Hotels, Restaurants & Leisure — 0.7%
Starbucks Corp.	47,000	$2,821,410

		$2,821,410

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Household Durables — 1.6%
Newell Rubbermaid, Inc.	105,352	$4,643,916
Tempur Sealy International, Inc.(1)	23,000	1,620,580

		$6,264,496

Industrial Conglomerates — 2.9%
General Electric Co.	367,356	$11,443,139

		$11,443,139

Insurance — 4.6%
ACE, Ltd.	70,757	$8,267,955
Aflac, Inc.	72,600	4,348,740
XL Group PLC	140,209	5,493,389

		$18,110,084

Internet & Catalog Retail — 2.3%
Amazon.com, Inc.(1)	13,639	$9,218,464

		$9,218,464

Internet Software & Services — 6.1%
Alibaba Group Holding, Ltd. ADR(1)	25,500	$2,072,385
Alphabet, Inc., Class C(1)	17,324	13,146,837
Facebook, Inc., Class A(1)	72,291	7,565,976
Twitter, Inc.(1)	53,000	1,226,420

		$24,011,618

IT Services — 2.9%
Fiserv, Inc.(1)	45,972	$4,204,599
Visa, Inc., Class A	93,300	7,235,415

		$11,440,014

Leisure Products — 1.1%
Vista Outdoor, Inc.(1)	93,357	$4,155,320

		$4,155,320

Life Sciences Tools & Services — 1.0%
Thermo Fisher Scientific, Inc.	27,862	$3,952,225

		$3,952,225

Media — 2.8%
Walt Disney Co. (The)	104,427	$10,973,189

		$10,973,189

Security	Shares	Value

Metals & Mining — 1.5%
Compass Minerals International, Inc.	81,200	$6,111,924

		$6,111,924

Multi-Utilities — 1.4%
Sempra Energy	57,362	$5,392,602

		$5,392,602

Multiline Retail — 2.3%
Dollar General Corp.	124,737	$8,964,848

		$8,964,848

Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp.	47,372	$2,301,332
EOG Resources, Inc.	42,800	3,029,812
Exxon Mobil Corp.	62,650	4,883,567
Occidental Petroleum Corp.	81,329	5,498,654
Range Resources Corp.	88,400	2,175,524
Royal Dutch Shell PLC, Class B	171,012	3,897,521

		$21,786,410

Pharmaceuticals — 6.9%
Allergan PLC(1)	15,025	$4,695,312
Bristol-Myers Squibb Co.	67,400	4,636,446
Johnson & Johnson	110,100	11,309,472
Teva Pharmaceutical Industries, Ltd. ADR	102,745	6,744,182

		$27,385,412

Professional Services — 0.7%
Verisk Analytics, Inc.(1)	35,700	$2,744,616

		$2,744,616

Real Estate Investment Trusts (REITs) — 2.6%
Equity Residential	60,200	$4,911,718
Federal Realty Investment Trust	38,000	5,551,800

		$10,463,518

Road & Rail — 1.1%
Union Pacific Corp.	54,300	$4,246,260

		$4,246,260

Semiconductors & Semiconductor Equipment — 2.3%
Avago Technologies, Ltd.	36,000	$5,225,400
NXP Semiconductors NV(1)	46,351	3,905,072

		$9,130,472

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Software — 6.0%
Mentor Graphics Corp.	113,500	$2,090,670
Microsoft Corp.	214,505	11,900,737
Oracle Corp.	124,384	4,543,748
Tableau Software, Inc., Class A(1)	16,830	1,585,723
Verint Systems, Inc.(1)	92,695	3,759,709

		$23,880,587

Specialty Retail — 2.1%
Home Depot, Inc. (The)	62,287	$8,237,456

		$8,237,456

Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	122,558	$12,900,455

		$12,900,455

Tobacco — 1.5%
Reynolds American, Inc.	125,733	$5,802,578

		$5,802,578

Total Common Stocks — 99.5% (identified cost $356,085,406)		$393,482,162

Short-Term Investments — 2.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(3)	$9,928	$9,928,325

Total Short-Term Investments (identified cost $9,928,325)		$9,928,325

Total Investments — 102.0% (identified cost $366,013,731)		$403,410,487

Other Assets, Less Liabilities — (2.0)%		$(7,918,586)

Net Assets — 100.0%		$395,491,901

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

Abbreviations:

ADR	–	American Depositary Receipt

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $356,085,406)	$393,482,162
Affiliated investment, at value (identified cost, $9,928,325)	9,928,325
Cash	19,552
Foreign currency, at value (identified cost, $74,272)	73,285
Dividends receivable	566,871
Interest receivable from affiliated investment	1,623
Receivable for investments sold	187,564
Tax reclaims receivable	86,615
Total assets	$404,345,997

Liabilities
Payable for investments purchased	$8,569,747
Payable to affiliates:
Investment adviser fee	210,507
Trustees’ fees	4,018
Accrued expenses	69,824
Total liabilities	$8,854,096
Net Assets applicable to investors’ interest in Portfolio	$395,491,901

Sources of Net Assets
Investors’ capital	$358,098,045
Net unrealized appreciation	37,393,856
Total	$395,491,901

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $27,712)	$5,558,157
Interest allocated from affiliated investment	9,895
Expenses allocated from affiliated investment	(621)
Total investment income	$5,567,431

Expenses
Investment adviser fee	$1,941,084
Trustees’ fees and expenses	15,350
Custodian fee	86,619
Legal and accounting services	41,763
Miscellaneous	13,416
Total expenses	$2,098,232
Deduct —
Reduction of custodian fee	$1
Total expense reductions	$1

Net expenses	$2,098,231

Net investment income	$3,469,200

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$15,793,320
Investment transactions allocated from affiliated investment	7
Foreign currency transactions	22,122
Net realized gain	$15,815,449
Change in unrealized appreciation (depreciation) —
Investments	$(5,535,252)
Foreign currency	(635)
Net change in unrealized appreciation (depreciation)	$(5,535,887)

Net realized and unrealized gain	$10,279,562

Net increase in net assets from operations	$13,748,762

25	See Notes to Financial Statements.

Stock Portfolio

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$3,469,200	$2,666,212
Net realized gain from investment transactions, written options and foreign currency transactions	15,815,449	41,142,651
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(5,535,887)	(13,740,557)
Net increase in net assets from operations	$13,748,762	$30,068,306
Capital transactions —
Contributions	$140,928,255	$60,069,001
Withdrawals	(12,114,450)	(74,340,840)
Net increase (decrease) in net assets from capital transactions	$128,813,805	$(14,271,839)

Net increase in net assets	$142,562,567	$15,796,467

Net Assets
At beginning of year	$252,929,334	$237,132,867
At end of year	$395,491,901	$252,929,334

26	See Notes to Financial Statements.

Stock Portfolio

December 31, 2015

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.70%	0.71%	0.73%	0.73%	0.73%
Net investment income	1.16%	1.07%	0.93%	1.21%	1.25%
Portfolio Turnover	96%	109%	90%	91%	64%

Total Return	4.88%	12.56%	33.50%	16.18%	(1.55)%

Net assets, end of year (000’s omitted)	$395,492	$252,929	$237,133	$188,806	$204,506

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Stock Portfolio

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2015, Eaton Vance Stock Fund and Eaton Vance Balanced Fund held an interest of 23.0% and 77.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

28

Stock Portfolio

December 31, 2015

Notes to Financial Statements — continued

As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2015, the Portfolio’s investment adviser fee amounted to $1,941,084 or 0.65% of the Portfolio’s average daily net assets. Pursuant to a fee reduction agreement effective January 1, 2016 between the Portfolio and BMR, the fee will be computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of holders of interest in

29

Stock Portfolio

December 31, 2015

Notes to Financial Statements — continued

the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $417,795,176 and $285,399,866, respectively, for the year ended December 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$366,938,041

Gross unrealized appreciation	$48,266,533
Gross unrealized depreciation	(11,794,087)

Net unrealized appreciation	$36,472,446

The net unrealized depreciation on foreign currency transactions at December 31, 2015 on a federal income tax basis was $2,900.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Stock Portfolio

December 31, 2015

Notes to Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$50,635,183	$—		$—	$50,635,183
Consumer Staples	39,719,246	—		—	39,719,246
Energy	21,787,914	3,897,521		—	25,685,435
Financials	58,726,615	6,054,713		—	64,781,328
Health Care	59,943,119	—		—	59,943,119
Industrials	39,764,970	—		—	39,764,970
Information Technology	81,363,146	—		—	81,363,146
Materials	10,954,104	—		—	10,954,104
Telecommunication Services	9,226,344	—		—	9,226,344
Utilities	11,409,287	—		—	11,409,287

Total Common Stocks	$383,529,928	$9,952,234	*	$—	$393,482,162

Short-Term Investments	$—	$9,928,325		$—	$9,928,325

Total Investments	$383,529,928	$19,880,559		$—	$403,410,487

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

31

Stock Portfolio

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Stock Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

32

Eaton Vance

Balanced Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Core Bond Portfolio (CBP) and Stock Portfolio (SP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

33

Eaton Vance

Balanced Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of CBP	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of SP	2011	Vice President EVM and BMR.

Thomas H. Luster 1962	President of CBP	2002	Vice President of EVM and BMR.

34

Eaton Vance

Balanced Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Core Bond Portfolio and Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Balanced Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

162 12.31.15

Eaton Vance

Commodity Strategy Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Financial Statements

Global Macro Absolute Return Advantage Portfolio	28

Management and Organization	90

Important Notices	93

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The broad commodity market, as measured by the Bloomberg Commodity Index Total Return,2 returned
–24.66% for the 12 months ended December 31, 2015. The weakness in the market was widespread, although the energy sector posted the steepest decline. A general strengthening in the U.S. dollar further eroded prices of the many globally traded commodities that are denominated in dollars.

In a repeat of 2014, the most significant development of the year was the collapse in oil prices, which fell by more than 40% in 2015 amid a global glut in supply. U.S. output soared to its highest level since 1972, and the Organization of the Petroleum Exporting Countries (OPEC) remained unwilling to cut production. While lower prices spurred greater global oil demand, growth in demand failed to outpace growth in supply. Furthermore, demand showed signs of weakening near year-end, reflecting China’s economic slowdown and sluggishness in developed economies. As crude oil tumbled, so did the prices of heating oil and gasoline. Natural gas also plummeted due to robust supplies.

The slowdown in China, the world’s top consumer of industrial metals, pushed prices of copper, aluminum and nickel sharply lower. Precious metals were more resilient but still suffered double-digit losses, pressured by low inflation and expectations of U.S. monetary tightening. These expectations became a reality in December when the Federal Reserve raised short-term interest rates. In the agriculture sector, grains were generally weak on abundant stockpiles, while heavy rains that threatened U.S. crops helped make cotton the best-performing commodity in the Bloomberg Commodity Index Total Return.

Fund Performance

Eaton Vance Commodity Strategy Fund (the Fund) Class A shares had a total return of –24.83% at net asset value (NAV) for the fiscal year ending December 31, 2015. By comparison, the Fund’s benchmark, the Bloomberg Commodity Index Total Return (the Index), returned
–24.66% during the same period.

Effective November 6, 2015, Eaton Vance Management, the Fund’s investment adviser, assumed direct responsibility for the Fund’s day-to-day portfolio management and Armored Wolf, LLC ceased to serve as the Fund’s sub-adviser.

The key feature of the Fund is that it offers an efficient way to gain broad exposure to the commodity markets. Management achieves this exposure via total return swaps on the Index. The total return swaps provided the majority of the Fund’s return during the year, and tracking error relative to the Index was minimal. As the return of the Index was negative for the year, so was the Fund’s total return.

The Fund seeks to improve on the return of the Index through management of the collateral backing the total return swaps. In its pursuit of excess return, the Fund employs an alpha-generating strategy.

On the positive side, long positions in the U.S. dollar versus select developed and emerging market currencies favorably impacted relative returns. The Fund’s strategy to partially hedge its commodity exposure by being underweight the currencies of several commodity-exporting emerging countries was particularly beneficial, as these currencies weakened substantially.

Not all of the Fund’s emerging market exposures were helpful, however. For example, a long position in the Mexican peso versus the U.S. dollar detracted, as did a long position in Brazilian rates. In an effort to combat inflation, Brazil’s central bank raised its key policy rate four times in 2015, despite the country falling into recession. The Fund’s hedged equity investments were also a drag on relative returns.

Active commodity investing was a source of relative strength. The Fund’s bearish positioning in the oil markets added value given the precipitous drop in oil prices during the year. An overweight in gold was another plus. Although the price of gold declined, it was one of the best-performing commodities in 2015.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/08/2010	04/08/2010	–24.83%	–14.01%	–9.59%
Class A with 4.75% Maximum Sales Charge	—	—	–28.39	–14.85	–10.35
Class C at NAV	04/08/2010	04/08/2010	–25.56	–14.67	–10.30
Class C with 1% Maximum Sales Charge	—	—	–26.28	–14.67	–10.30
Class I at NAV	04/08/2010	04/08/2010	–24.79	–13.82	–9.41
Bloomberg Commodity Index Total Return	—	—	–24.66%	–13.46%	–8.95%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.11%	2.86%	1.86%
Net			1.35	2.10	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/08/2010	$5,360	N.A.
Class I	$250,000	04/08/2010	$141,816	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Fund Profile

Asset Allocation (% of net assets)5

Commodity Exposure (% of net assets)6

Agriculture	32.14%	Industrial Metals	15.28%
Corn	7.88	Copper	7.00
Soybeans	5.58	Aluminum	4.66
Sugar	4.95	Zinc	2.18
Chicago Wheat	3.24	Nickel	1.44
Soybean Oil	3.13
Soybean Meal	2.47	Precious Metals	16.80%
Coffee	1.92	Gold	12.52
Cotton	1.9	Silver	4.28
Kansas City Wheat	1.07
		Livestock	5.06%
Energy	29.47%	Live Cattle	3.3
Natural Gas	8.66	Lean Hogs	1.76
Crude Oil-WTI	7.33
Crude Oil-Brent	6.2
RBOB Gasoline	4.18
ULS Diesel	3.1

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/17. Without the reimbursement, if applicable, performance would have been lower.

[5]

Cash Equivalents are short-term, high quality instruments, including U.S. Treasuries, and may be held as collateral for the Fund’s derivative positions. Other Net Assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[6]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

Fund profile subject to change due to active management.

5

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$768.90	$6.55	**	1.47%
Class C	$1,000.00	$764.60	$9.87	**	2.22%
Class I	$1,000.00	$769.20	$5.49	**	1.23%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.48	**	1.47%
Class C	$1,000.00	$1,014.00	$11.27	**	2.22%
Class I	$1,000.00	$1,019.00	$6.26	**	1.23%

Effective November 6, 2015, the contractual expense caps of the Fund changed. If these changes had been in place during the entire reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$768.90	$6.02	**	1.35%
Class C	$1,000.00	$764.60	$9.34	**	2.10%
Class I	$1,000.00	$769.20	$4.91	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.87	**	1.35%
Class C	$1,000.00	$1,014.60	$10.66	**	2.10%
Class I	$1,000.00	$1,019.70	$5.60	**	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Portfolio of Investments

Investment in Affiliated Portfolio — 51.2%

Description		Value

Global Macro Absolute Return Advantage Portfolio (identified cost, $30,622,188)		$30,367,692

Total Investment in Affiliated Portfolio (identified cost $30,622,188)		$30,367,692

U.S. Treasury Obligations — 32.1%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Notes:
0.25%, 2/29/16(1)	$4,000	$4,000,168
0.25%, 4/15/16(1)	7,500	7,499,242
0.25%, 5/15/16(1)	7,500	7,495,620

Total U.S. Treasury Obligations (identified cost $18,998,398)		$18,995,030

Short-Term Investments — 20.8%

U.S. Treasury Obligations — 6.7%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bills:
0.00%, 3/31/16(1)	$4,000	$3,998,380

Total U.S. Treasury Obligations (identified cost $3,998,068)		$3,998,380

Other — 14.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(2)	$8,326	$8,325,758

Total Other (identified cost $8,325,758)		$8,325,758

Total Short-Term Investments (identified cost $12,323,826)		$12,324,138

Total Investments — 104.1% (identified cost $61,944,412)		$61,686,860

Other Assets, Less Liabilities — (4.1)%		$(2,423,849)

Net Assets — 100.0%		$59,263,011

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Portfolio of Investments — continued

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Annual Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$13,650,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.13%	1/28/16	$118,956
Citibank, N.A.	14,500,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.14	3/24/16	(88,605)
Credit Suisse International	14,900,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.14	2/25/16	129,833
Merrill Lynch International	15,400,000	Receives	Excess Return on Bloomberg Commodity Index	Pays	0.13	4/28/16	(94,104)

							$66,080

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2015
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $30,622,188)	$30,367,692
Unaffiliated investments, at value (identified cost, $22,996,466)	22,993,410
Affiliated investment, at value (identified cost, $8,325,758)	8,325,758
Interest receivable	9,533
Interest receivable from affiliated investment	2,095
Receivable for Fund shares sold	1,856,331
Receivable for open swap contracts	248,789
Receivable from affiliates	51,912
Total assets	$63,855,520

Liabilities
Payable for Fund shares redeemed	$1,005,214
Payable for open swap contracts	182,709
Payable for closed swap contracts	3,192,287
Payable to affiliates:
Investment adviser and administration fee	19,533
Distribution and service fees	4,678
Trustees’ fees	1,805
Accrued expenses	186,283
Total liabilities	$4,592,509
Net Assets	$59,263,011

Sources of Net Assets
Paid-in capital	$74,669,409
Accumulated net realized loss	(15,735,924)
Accumulated undistributed net investment income	520,998
Net unrealized depreciation	(191,472)
Total	$59,263,011

Class A Shares
Net Assets	$7,165,072
Shares Outstanding	1,465,783
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.89
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$5.13

Class C Shares
Net Assets	$3,026,160
Shares Outstanding	641,773
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.72

Class I Shares
Net Assets	$49,071,779
Shares Outstanding	10,003,450
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2015
Interest	$810,304
Dividends	60,971
Interest and other income allocated from affiliated Portfolio (net of foreign taxes, $2,435)	280,196
Interest allocated from affiliated investment	39,392
Expenses, excluding interest expense, allocated from affiliated Portfolio	(47,668)
Interest expense allocated from affiliated Portfolio	(1,500)
Expenses allocated from affiliated investment	(2,900)
Net investment income	$1,138,795
Expenses
Investment adviser and administration fee	$1,913,351
Distribution and service fees
Class A	32,843
Class C	47,697
Trustees’ fees and expenses	9,129
Custodian fee	158,054
Transfer and dividend disbursing agent fees	172,263
Legal and accounting services	114,000
Printing and postage	52,950
Registration fees	55,060
Miscellaneous	30,835
Total expenses	$2,586,182
Deduct —
Allocation of expenses to affiliates	$228,173
Reduction of custodian fee	48
Total expense reductions	$228,221

Net expenses	$2,357,961

Net investment loss	$(1,219,166)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,133,784
Investment transactions allocated from affiliated investment	39
Futures contracts	144,339
Swap contracts	(72,416,230)
Foreign currency and forward foreign currency exchange contract transactions	4,729,414
Net realized gain (loss) allocated from affiliated Portfolio —
Investment transactions	(272,951)
Written options	24,721
Futures contracts	85,910
Swap contracts	78,102
Forward commodity contracts	23,505
Foreign currency and forward foreign currency exchange contract transactions	318,010
Net realized loss	$(66,151,357)
Change in unrealized appreciation (depreciation) —
Investments	$(1,856,347)
Futures contracts	545,788
Swap contracts	39,925,563
Foreign currency and forward foreign currency exchange contracts	(3,009,549)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolio —
Investments (including net decrease in accrued foreign capital gains taxes of $1,776)	(115,522)
Written options and swaptions	49,459
Securities sold short	923
Futures contracts	(6,152)
Swap contracts	40,271
Forward commodity contracts	(18,785)
Foreign currency and forward foreign currency exchange contracts	(204,690)
Net change in unrealized appreciation (depreciation)	$35,350,959

Net realized and unrealized loss	$(30,800,398)

Net decrease in net assets from operations	$(32,019,564)

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(1,219,166)	$(3,785,379)
Net realized gain (loss) from investment transactions, written options, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(66,151,357)	5,384,009
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	35,350,959	(50,122,728)
Net decrease in net assets from operations	$(32,019,564)	$(48,524,098)
Distributions to shareholders —
From net investment income
Class A	$(301,866)	$(110,476)
Class C	(109,733)	—
Class I	(2,452,359)	(4,763,213)
Total distributions to shareholders	$(2,863,958)	$(4,873,689)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,273,098	$14,815,911
Class C	1,147,777	1,335,045
Class I	84,318,186	263,388,521
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	212,334	93,644
Class C	89,461	—
Class I	2,117,293	4,524,897
Cost of shares redeemed
Class A	(8,635,120)	(42,634,362)
Class C	(2,886,966)	(5,625,651)
Class I	(322,928,195)	(478,157,865)
Net decrease in net assets from Fund share transactions	$(240,292,132)	$(242,259,860)

Net decrease in net assets	$(275,175,654)	$(295,657,647)

Net Assets
At beginning of year	$334,438,665	$630,096,312
At end of year	$59,263,011	$334,438,665

Accumulated undistributed net investment income included in net assets
At end of year	$520,998	$61,922

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Financial Highlights

	Class A
	Year Ended December 31,
	2015		2014		2013	2012		2011
Net asset value — Beginning of year	$6.640		$8.080		$9.180	$9.280		$11.140

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.025)		$(0.079)		$(0.054)	$0.035		$(0.029)
Net realized and unrealized loss	(1.592)		(1.305)		(1.010)	(0.120)		(1.511)

Total loss from operations	$(1.617)		$(1.384)		$(1.064)	$(0.085)		$(1.540)

Less Distributions
From net investment income	$(0.133)		$(0.056)		$—	$—		$(0.007)
From net realized gain	—		—		(0.036)	(0.015)		(0.313)

Total distributions	$(0.133)		$(0.056)		$(0.036)	$(0.015)		$(0.320)

Net asset value — End of year	$4.890		$6.640		$8.080	$9.180		$9.280

Total Return(2)	(24.83)%		(17.16)%		(11.60)%	(0.92)%		(13.83)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,165		$13,203		$43,845	$40,990		$59,349
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.49	%(4)	1.50	%(4)	1.48%	1.50	%(4)	1.50	%(4)
Net investment income (loss)	(0.42)%		(0.96)%		(0.63)%	0.37%		(0.27)%
Portfolio Turnover	50	%(5)	111%		264%	355%		146%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.14%, 0.01%, 0.09% and 0.02% of average daily net assets for the years ended December 31, 2015, 2014, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

(5)	Percentage includes both purchases and sales of securities held directly by the Fund and the Fund’s contributions to and withdrawals from the Portfolio.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015		2014		2013	2012		2011
Net asset value — Beginning of year	$6.460		$7.850		$8.990	$9.150		$11.070

Income (Loss) From Operations
Net investment loss(1)	$(0.071)		$(0.137)		$(0.113)	$(0.035)		$(0.108)
Net realized and unrealized loss	(1.538)		(1.253)		(0.991)	(0.115)		(1.492)

Total loss from operations	$(1.609)		$(1.390)		$(1.104)	$(0.150)		$(1.600)

Less Distributions
From net investment income	$(0.131)		$—		$—	$—		$(0.007)
From net realized gain	—		—		(0.036)	(0.010)		(0.313)

Total distributions	$(0.131)		$—		$(0.036)	$(0.010)		$(0.320)

Net asset value — End of year	$4.720		$6.460		$7.850	$8.990		$9.150

Total Return(2)	(25.56)%		(17.71)%		(12.29)%	(1.64)%		(14.46)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,026		$6,077		$11,911	$18,731		$26,740
Ratios (as a percentage of average daily net assets):
Expenses(3)	2.24	%(4)	2.25	%(4)	2.23%	2.25	%(4)	2.25	%(4)
Net investment loss	(1.22)%		(1.74)%		(1.34)%	(0.38)%		(1.01)%
Portfolio Turnover	50	%(5)	111%		264%	355%		146%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.14%, 0.01%, 0.09% and 0.02% of average daily net assets for the years ended December 31, 2015, 2014, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

(5)	Percentage includes both purchases and sales of securities held directly by the Fund and the Fund’s contributions to and withdrawals from the Portfolio.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Consolidated Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015		2014		2013	2012		2011
Net asset value — Beginning of year	$6.650		$8.120		$9.190	$9.300		$11.140

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.041)		$(0.062)		$(0.035)	$0.059		$(0.005)
Net realized and unrealized loss	(1.565)		(1.310)		(0.999)	(0.128)		(1.515)

Total loss from operations	$(1.606)		$(1.372)		$(1.034)	$(0.069)		$(1.520)

Less Distributions
From net investment income	$(0.134)		$(0.098)		$—	$(0.012)		$(0.007)
From net realized gain	—		—		(0.036)	(0.029)		(0.313)

Total distributions	$(0.134)		$(0.098)		$(0.036)	$(0.041)		$(0.320)

Net asset value — End of year	$4.910		$6.650		$8.120	$9.190		$9.300

Total Return(2)	(24.79)%		(16.95)%		(11.26)%	(0.74)%		(13.65)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,072		$315,158		$574,341	$289,409		$180,294
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.24	%(4)	1.25	%(4)	1.23%	1.25	%(4)	1.25	%(4)
Net investment income (loss)	(0.65)%		(0.76)%		(0.41)%	0.63%		(0.05)%
Portfolio Turnover	50	%(5)	111%		264%	355%		146%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.12%, 0.01%, 0.09% and 0.02% of average daily net assets for the years ended December 31, 2015, 2014, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

(5)	Percentage includes both purchases and sales of securities held directly by the Fund and the Fund’s contributions to and withdrawals from the Portfolio.

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund pursues its objective by investing directly in securities and commodity-linked derivatives and, effective November 6, 2015, in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust managed by an affiliate of Eaton Vance Management (EVM). The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in its net assets (1.6% at December 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The Portfolio’s unaudited consolidated portfolio of investments and unaudited consolidated statement of assets and liabilities as of December 31, 2015 and the Portfolio’s audited consolidated financial statements as of October 31, 2015, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments. The valuation policies of the Fund and the Portfolio are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Derivatives. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Fund and Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of such investments in Cash Reserves Fund reflects the Fund’s or Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or

15

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund or Portfolio in a manner that fairly reflects the security’s value, or the amount that the Fund or Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies of the Portfolio are as follows:

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

16

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund periodically, typically each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include

17

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 9 and 12. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

M  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

N  Other — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$2,863,958	$4,873,689

During the year ended December 31, 2015, accumulated net realized loss was decreased by $67,556,838, accumulated distributions in excess of net investment income was decreased by $4,542,200 and paid-in capital was decreased by $72,099,038 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies, swap contracts, premium amortization, accretion of market discount, distributions from real estate investment trusts, the Fund’s investment in a subsidiary, investments in partnerships and investments in Treasury Inflation-Protected Notes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

18

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$520,998
Deferred capital losses	$(7,629,488)
Net unrealized depreciation	$(8,297,908)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, investments in partnerships, premium amortization, accretion of market discount and the Fund’s investment in a subsidiary.

At December 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $7,629,488 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2015, $4,707,920 are short-term and $2,921,568 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidiary, at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$275,043,532

Gross unrealized appreciation	$204
Gross unrealized depreciation	(216,514,901)

Net unrealized depreciation	$(216,514,697)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administration agreement and subsequent fee reduction agreement effective November 6, 2015 between the Trust and EVM and the investment advisory agreement and subsequent fee reduction agreement effective November 6, 2015 between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.85% of the Fund’s consolidated average daily net assets up to $500 million, 0.80% from $500 million but less than $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to November 6, 2015, the Fund and Subsidiary paid EVM an aggregate fee at an annual rate of 1.05% of the Fund’s consolidated average daily net assets up to $500 million, 1.00% from $500 million but less than $1 billion and at reduced rates on consolidated net assets of $1 billion and over. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The advisory fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests its assets. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. Pursuant to a sub-advisory agreement in effect prior to November 6, 2015, EVM had delegated the investment management of the Fund to Armored Wolf, LLC (Armored Wolf). EVM paid Armored Wolf a portion of its advisory and administration fee for sub-advisory services provided to the Fund. For the year ended December 31, 2015, the investment adviser and administration fee amounted to $1,913,351 and the Fund’s allocated portion of the investment adviser fee paid by the Portfolio totaled $42,221. For the year ended December 31, 2015, the Fund’s investment adviser and administration fee, including the investment adviser fee allocated from the Portfolio, was 1.04% of the Fund’s consolidated average daily net assets.

EVM (EVM and Armored Wolf prior to November 6, 2015) has agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.35%, 2.10% and 1.10% (1.50%, 2.25% and 1.25% prior to November 6, 2015) of the Fund’s consolidated average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after April 30, 2017. Pursuant to this agreement, EVM and Armored Wolf were allocated $228,173 in total of the Fund’s operating expenses for the year ended December 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $2,198 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal

19

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

underwriter, received $2,993 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund and the Portfolio who are members of EVM’s or BMR’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund and the Portfolio who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $32,843 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $35,763 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $11,934 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2015, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Investment Transactions

For the year ended December 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $37,079,446 and $6,945,583, respectively.

7  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$17,791,197	$51,056,704
U.S. Government and Agency Securities	20,010,156	316,011,651

	$37,801,353	$367,068,355

20

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	1,009,640	1,809,376
Issued to shareholders electing to receive payments of distributions in Fund shares	33,074	13,572
Redemptions	(1,565,218)	(5,260,681)

Net decrease	(522,504)	(3,437,733)

	Year Ended December 31,
Class C	2015	2014

Sales	199,917	180,432
Issued to shareholders electing to receive payments of distributions in Fund shares	14,383	—
Redemptions	(513,839)	(755,919)

Net decrease	(299,539)	(575,487)

	Year Ended December 31,
Class I	2015	2014

Sales	13,512,888	33,393,601
Issued to shareholders electing to receive payments of distributions in Fund shares	329,284	654,833
Redemptions	(51,250,554)	(57,411,337)

Net decrease	(37,408,382)	(23,362,903)

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2015 is included in the Consolidated Portfolio of Investments. At December 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and use of derivatives, the Fund is subject to the following risks:

Commodity Risk:  Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodity-linked derivative instruments, including commodity futures contracts and total return swap contracts based on a commodity index that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

Credit Risk:  The Fund entered into credit default swap contracts and total return swap contracts to manage its credit risk, to gain exposure to credit risk or to enhance return during the year ended December 31, 2015.

Interest Rate Risk:  The Fund entered into futures contracts and total return swap contracts to hedge against changes in interest rates on fixed-rate bonds that it held and to enhance return during the year ended December 31, 2015.

21

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

Foreign Exchange Risk:  The Fund engaged in forward foreign currency exchange contracts, currency options and foreign currency futures contracts to enhance return and to hedge against fluctuations in currency exchange rates during the year ended December 31, 2015.

Equity Price Risk:  The Fund entered into equity index futures contracts, options on individual stocks and total return swap contracts to enhance return or hedge volatility as an overall asset/risk instrument during the year ended December 31, 2015.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $182,709. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $11,283,475 at December 31, 2015.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap contracts	$248,789	(1)	$(182,709	)(2)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

(2)	Consolidated Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

22

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of December 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$118,956	$—	$—	$—	$118,956
Credit Suisse International	129,833	—	—	—	129,833

	$248,789	$—	$—	$—	$248,789

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(88,605)	$—	$88,605	$—	$—
Merrill Lynch International	(94,104)	—	94,104	—	—

	$(182,709)	$—	$182,709	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended December 31, 2015 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$—	$(71,513)	$—
Futures contracts	308,360	—	(850,572)	73,830	612,721
Swap contracts	(71,613,485)	(380,197)	(45,477)	—	(377,071)
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	4,701,383	—

Total	$(71,305,125)	$(380,197)	$(896,049)	$4,703,700	$235,650

Change in unrealized appreciation (depreciation) —
Futures contracts	$12,725	$—	$456,565	$(31,238)	$107,736
Swap contracts	39,567,647	362,982	(170,748)	—	165,682
Foreign currency and forward foreign currency exchange contracts	—	—	—	(3,009,157)	—

Total	$39,580,372	$362,982	$285,817	$(3,040,395)	$273,418

23

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

The average notional amounts of derivative instruments outstanding during the year ended December 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts	Forward Foreign Currency Exchange Contracts

$24,816,000	$20,217,000	$257,333,000	$62,873,000

The average principal amount of purchased currency options contracts outstanding during the year ended December 31, 2015, which is indicative of the volume of this derivative type, was approximately $1,539,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

11  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Notes to Consolidated Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investment in Affiliated Portfolio	$30,367,692	$—	$—	$30,367,692
U.S. Treasury Obligations	—	18,995,030	—	18,995,030
Short-Term Investments —
U.S. Treasury Obligations	—	3,998,380	—	3,998,380
Other	—	8,325,758	—	8,325,758

Total Investments	$30,367,692	$31,319,168	$—	$61,686,860

Swap Contracts	$—	$248,789	$—	$248,789

Total	$30,367,692	$31,567,957	$—	$61,935,649

Liability Description

Swap Contracts	$—	$(182,709)	$—	$(182,709)

Total	$—	$(182,709)	$—	$(182,709)

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Fiscal Year-End Change

Effective Janurary 1, 2016, the fiscal year-end of the Fund was changed from December 31 to October 31.

25

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments, as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Commodity Strategy Fund and subsidiary as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2016

26

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $46,364, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

27

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited)

Foreign Government Bonds — 69.1%

Security		Principal Amount (000’s omitted)	Value

Albania — 1.7%
Republic of Albania, 5.75%, 11/12/20(1)	EUR	29,990	$33,280,125

Total Albania			$33,280,125

Angola — 1.5%
Republic of Angola, 9.50%, 11/12/25(2)	USD	10,230	$9,513,900
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	19,538	18,854,592

Total Angola			$28,368,492

Armenia — 1.4%
Republic of Armenia, 7.15%, 3/26/25(1)	USD	27,829	$27,025,020

Total Armenia			$27,025,020

Bangladesh — 1.2%
Bangladesh Treasury Bond, 8.50%, 12/7/16	BDT	159,400	$2,112,673
Bangladesh Treasury Bond, 8.75%, 5/7/16	BDT	152,900	1,983,734
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	38,500	500,854
Bangladesh Treasury Bond, 11.48%, 7/4/17	BDT	64,600	901,526
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	178,900	2,504,088
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	173,600	2,447,931
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	92,100	1,301,625
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	395,800	5,558,666
Bangladesh Treasury Bond, 11.62%, 1/2/18	BDT	58,700	834,088
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	40,600	584,119
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	83,300	1,212,460
Bangladesh Treasury Bond, 11.75%, 7/10/18	BDT	73,600	1,067,947
Bangladesh Treasury Bond, 11.78%, 10/9/18	BDT	34,700	511,256
Bangladesh Treasury Bond, 11.82%, 3/6/18	BDT	71,300	1,024,793

Total Bangladesh			$22,545,760

Barbados — 0.9%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	18,632	$15,324,820
Barbados Government International Bond, 6.625%, 12/5/35(2)	USD	3,039	2,499,578

Total Barbados			$17,824,398

Belarus — 0.7%
Republic of Belarus, 8.95%, 1/26/18(1)	USD	13,645	$14,051,348

Total Belarus			$14,051,348

Security		Principal Amount (000’s omitted)	Value

Colombia — 0.3%
Republic of Colombia, 5.00%, 6/15/45	USD	7,360	$6,182,400

Total Colombia			$6,182,400

Cyprus — 2.4%
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	14,216	$16,105,920
Republic of Cyprus, 4.625%, 2/3/20(1)(2)	EUR	8,432	9,859,624
Republic of Cyprus, 4.75%, 6/25/19(1)	EUR	16,271	19,070,583

Total Cyprus			$45,036,127

Dominican Republic — 3.0%
Dominican Republic International Bond, 5.50%, 1/27/25(2)	USD	7,375	$7,107,656
Dominican Republic International Bond, 8.625%, 4/20/27(1)	USD	9,370	11,009,750
Dominican Republic International Bond, 8.625%, 4/20/27(2)	USD	1,234	1,440,695
Dominican Republic International Bond, 10.40%, 5/10/19(1)	DOP	667,200	14,929,040
Dominican Republic International Bond, 13.50%, 8/4/17(1)	DOP	24,000	558,790
Dominican Republic International Bond, 14.00%, 6/8/18(1)	DOP	591,100	14,174,265
Dominican Republic International Bond, 15.00%, 4/5/19(1)	DOP	174,300	4,366,114
Dominican Republic International Bond, 16.00%, 2/10/17(1)	DOP	157,400	3,703,653

Total Dominican Republic			$57,289,963

Ecuador — 4.6%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	68,770	$51,061,725
Republic of Ecuador, 7.95%, 6/20/24(2)	USD	20,283	15,060,127
Republic of Ecuador, 10.50%, 3/24/20(2)	USD	27,476	22,255,560

Total Ecuador			$88,377,412

Georgia — 0.1%
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	650	$266,215
Republic of Georgia, 6.875%, 4/12/21(1)	USD	2,090	2,172,503

Total Georgia			$2,438,718

Iceland — 3.4%
Republic of Iceland, 6.00%, 10/13/16	ISK	112,797	$666,053
Republic of Iceland, 6.25%, 2/5/20	ISK	3,377,848	24,613,237
Republic of Iceland, 6.50%, 1/24/31	ISK	355,681	2,233,336
Republic of Iceland, 7.25%, 10/26/22	ISK	2,012,056	13,486,542

28

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Iceland (continued)
Republic of Iceland, 8.00%, 6/12/25	ISK	1,455,434	$10,495,469
Republic of Iceland, 8.75%, 2/26/19	ISK	2,104,092	13,426,001

Total Iceland			$64,920,638

India — 5.7%
India Government Bond, 7.16%, 5/20/23	INR	1,798,440	$26,213,450
India Government Bond, 8.12%, 12/10/20	INR	1,096,550	16,842,014
India Government Bond, 8.15%, 11/24/26	INR	1,031,530	15,808,173
India Government Bond, 8.28%, 9/21/27	INR	729,000	11,245,683
India Government Bond, 8.40%, 7/28/24	INR	323,320	5,045,735
India Government Bond, 8.60%, 6/2/28	INR	733,330	11,558,583
India Government Bond, 8.83%, 11/25/23	INR	1,459,470	22,784,906

Total India			$109,498,544

Iraq — 2.1%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	58,493	$39,629,592

Total Iraq			$39,629,592

Ivory Coast — 0.9%
Ivory Coast, 5.75%, 12/31/32(1)	USD	3,564	$3,187,891
Ivory Coast, 6.375%, 3/3/28(2)	USD	15,800	14,456,368

Total Ivory Coast			$17,644,259

Kazakhstan — 2.0%
Kazakhstan Government International Bond, 5.125%, 7/21/25(2)	USD	23,791	$23,493,613
Kazakhstan Government International Bond, 6.50%, 7/21/45(2)	USD	15,113	14,924,692

Total Kazakhstan			$38,418,305

Kenya — 1.2%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	394,300	$3,309,125
Kenya Treasury Bond, 11.855%, 5/22/17	KES	81,200	741,724
Republic of Kenya, 6.875%, 6/24/24(1)	USD	21,562	18,974,560

Total Kenya			$23,025,409

Lebanon — 4.1%
Lebanese Republic, 4.50%, 4/22/16	USD	18,892	$18,919,393
Lebanese Republic, 8.50%, 1/19/16(1)	USD	35,918	36,061,241
Lebanon Treasury Note, 6.18%, 7/28/16	LBP	21,285,290	14,256,529
Lebanon Treasury Note, 6.18%, 12/29/16	LBP	7,615,450	5,089,591
Lebanon Treasury Note, 6.18%, 1/26/17	LBP	5,431,200	3,630,164

Total Lebanon			$77,956,918

Security		Principal Amount (000’s omitted)	Value

Macedonia — 3.9%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	21,932	$22,750,123
Republic of Macedonia, 3.975%, 7/24/21(2)	EUR	34,257	35,534,878
Republic of Macedonia, 4.875%, 12/1/20(2)	EUR	15,035	16,243,960

Total Macedonia			$74,528,961

Mongolia — 1.9%
Mongolia International Bond, 4.125%, 1/5/18(1)	USD	25,425	$23,360,490
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	16,272	13,003,232

Total Mongolia			$36,363,722

New Zealand — 3.1%
New Zealand Government Bond, 2.00%, 9/20/25(1)(3)	NZD	32,404	$21,795,351
New Zealand Government Bond, 3.00%, 9/20/30(1)(3)	NZD	49,518	36,444,610

Total New Zealand			$58,239,961

Nigeria — 1.0%
Republic of Nigeria, 5.125%, 7/12/18(1)	USD	19,194	$18,354,262

Total Nigeria			$18,354,262

Pakistan — 0.4%
Islamic Republic of Pakistan, 8.25%, 4/15/24(1)	USD	7,608	$7,858,318

Total Pakistan			$7,858,318

Russia — 3.3%
Russia Government Bond, 7.05%, 1/19/28	RUB	3,176,209	$36,454,612
Russia Government Bond, 7.60%, 7/20/22	RUB	237,031	2,949,900
Russia Government Bond, 8.15%, 2/3/27	RUB	1,923,661	24,263,163

Total Russia			$63,667,675

Rwanda — 1.0%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	19,052	$18,251,892

Total Rwanda			$18,251,892

Serbia — 5.3%
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	336,140	$3,035,090
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	1,566,080	15,003,409
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	1,573,120	15,128,133
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	717,870	7,056,337
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	212,970	2,101,240
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,465,610	15,149,606
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	4,167,590	43,060,109

Total Serbia			$100,533,924

29

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 4.8%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	15,417	$14,121,864
Republic of Sri Lanka, 6.00%, 1/14/19(1)	USD	2,530	2,488,402
Republic of Sri Lanka, 6.125%, 6/3/25(1)	USD	767	685,025
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	5,972	5,786,844
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	11,488	10,972,200
Republic of Sri Lanka, 6.85%, 11/3/25(1)	USD	23,815	22,522,489
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	434,160	2,915,280
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	1,815,910	12,619,221
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	1,639,470	11,911,008
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	1,021,580	7,520,111

Total Sri Lanka			$91,542,444

Tanzania — 2.0%
United Republic of Tanzania, 6.538%, 3/9/20(1)(4)	USD	39,526	$37,446,932

Total Tanzania			$37,446,932

Thailand — 1.2%
Kingdom of Thailand, 1.25%, 3/12/28(1)(3)	THB	922,289	$22,565,443

Total Thailand			$22,565,443

Venezuela — 2.3%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)	USD	9,625	$8,662,500
Bolivarian Republic of Venezuela, 7.65%, 4/21/25(1)	USD	5,612	2,104,500
Bolivarian Republic of Venezuela, 9.25%, 9/15/27	USD	45,102	18,717,330
Bolivarian Republic of Venezuela, 11.95%, 8/5/31(1)	USD	32,618	14,596,555

Total Venezuela			$44,080,885

Zambia — 1.7%
Republic of Zambia, 5.375%, 9/20/22(1)	USD	5,069	$3,688,914
Republic of Zambia, 8.50%, 4/14/24(2)	USD	22,208	17,719,763
Republic of Zambia, 8.97%, 7/30/27(2)	USD	14,419	11,480,408

Total Zambia			$32,889,085

Total Foreign Government Bonds (identified cost $1,417,182,040)			$1,319,836,932

Foreign Corporate Bonds — 2.8%

Azerbaijan — 0.4%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(4)	USD	7,400	$7,141,000

Total Azerbaijan			$7,141,000

Security		Principal Amount (000’s omitted)	Value

Georgia — 1.0%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	17,657	$18,399,124

Total Georgia			$18,399,124

India — 0.8%
Food Corp. of India, 9.95%, 3/7/22	INR	500,000	$8,163,726
Mahanagar Telephone Nigam, Ltd., 8.24%, 11/19/24	INR	113,000	1,727,293
Mahanagar Telephone Nigam, Ltd., 8.29%, 11/28/24	INR	400,000	6,139,707

Total India			$16,030,726

Russia — 0.6%
Gazprom OAO Via Gaz Capital SA, 3.755%, 3/15/17(1)	EUR	8,268	$9,003,829
Sberbank of Russia Via SB Capital SA, 5.40%, 3/24/17(1)	USD	2,351	2,395,011

Total Russia			$11,398,840

Total Foreign Corporate Bonds (identified cost $53,926,190)			$52,969,690

Sovereign Loans — 1.2%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.5%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.19%, Maturing August 1, 2021(6)(7)(8)(9)		$9,700	$9,037,982

Total Ethiopia			$9,037,982

Kenya — 0.7%
Government of Kenya, Term Loan, 5.95%, Maturing October 28, 2017(10)		$14,420	$14,203,700

Total Kenya			$14,203,700

Total Sovereign Loans (identified cost $23,230,796)			$23,241,682

30

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Collateralized Mortgage Obligations — 0.7%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 2770, (Interest Only), Class SH, 6.77%, 3/15/34(11)(12)	$3,270	$655,779
Series 3572, (Interest Only), Class JS, 6.47%, 9/15/39(11)(12)	5,851	877,262
Series 3586, (Interest Only), Class GS, 5.92%, 10/15/39(11)(12)	6,608	1,083,967

		$2,617,008

Federal National Mortgage Association:
Series 2005-85, (Interest Only), Class SC, 6.078%, 10/25/35(11)(12)	$9,933	$1,871,858
Series 2006-56, (Interest Only), Class CS, 6.788%, 7/25/36(11)(12)	4,554	939,087
Series 2006-72, (Interest Only), Class GI, 6.158%, 8/25/36(11)(12)	14,646	2,497,147
Series 2006-96, (Interest Only), Class SM, 6.828%, 10/25/36(11)(12)	9,925	1,933,662
Series 2007-36, (Interest Only), Class SG, 6.178%, 4/25/37(11)(12)	6,828	1,203,454
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(12)	2,580	143,094
Series 2010-109, (Interest Only), Class PS, 6.178%, 10/25/40(11)(12)	8,068	1,383,599
Series 2010-147, (Interest Only), Class KS, 5.528%, 1/25/41(11)(12)	6,956	1,092,448

		$11,064,349

Total Collateralized Mortgage Obligations (identified cost $10,738,154)		$13,681,357

Common Stocks — 1.9%

Security	Shares	Value

Iceland — 1.0%
Eimskipafelag Islands HF	1,345,775	$2,437,455
Hagar HF	8,111,180	2,794,700
HB Grandi HF	8,178,396	2,585,134
Icelandair Group HF	15,294,491	4,164,007
Marel HF	2,108,527	4,110,837
Reitir Fasteignafelag HF(13)	4,478,610	2,889,870

Total Iceland		$18,982,003

Romania — 0.4%
Banca Transilvania(13)	2,355,800	$1,375,455
BRD-Groupe Societe Generale SA(13)	462,800	1,346,789

Security	Shares	Value

Romania (continued)
Electrica SA	387,200	$1,133,711
OMV Petrom SA	12,626,000	880,724
Societatea Nationala de Gaze Naturale ROMGAZ SA	132,300	864,865
Societatea Nationala Nuclearelectrica SA	165,000	255,020
Transelectrica SA	190,300	1,335,305
Transgaz SA Medias	18,500	1,231,671

Total Romania		$8,423,540

Singapore — 0.5%
Yoma Strategic Holdings, Ltd.(13)	28,302,666	$9,210,173

Total Singapore		$9,210,173

Total Common Stocks (identified cost $40,720,282)		$36,615,716

Investment Funds — 0.4%

Security	Shares	Value

Romania — 0.4%
Fondul Proprietatea SA	40,343,321	$7,846,188

Total Investment Funds (identified cost $10,062,767)		$7,846,188

Currency Options Purchased — 1.1%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Call INR/Put USD	JPMorgan Chase Bank, N.A.	INR	2,802,889	INR	65.58	1/4/16	$8,548
Call INR/Put USD	Standard Chartered Bank	INR	2,011,136	INR	65.52	1/4/16	5,556
Put CNH/Call USD	Citibank, N.A.	CNH	151,241	CNH	6.34	6/7/16	1,296,538
Put CNH/Call USD	Deutsche Bank AG	CNH	150,481	CNH	6.40	7/27/16	1,212,385
Put CNH/Call USD	Standard Chartered Bank	CNH	187,110	CNH	6.34	6/7/16	1,604,031
Put CNH/Call USD	Standard Chartered Bank	CNH	170,917	CNH	6.39	7/27/16	1,390,094
Put CNH/Call USD	Standard Chartered Bank	CNH	177,384	CNH	6.47	6/15/17	1,836,073
Put CNH/Call USD	Standard Chartered Bank	CNH	165,452	CNH	6.47	6/15/17	1,718,240
Put EUR/Call USD	Deutsche Bank AG	EUR	46,612	USD	1.10	11/1/16	1,922,584

31

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put EUR/Call USD	Deutsche Bank AG	EUR	42,731	USD	1.18	11/1/16	$3,961,483
Put EUR/Call USD	Deutsche Bank AG	EUR	35,584	USD	1.28	11/1/16	6,320,041
Put JPY/Call USD	Deutsche Bank AG	JPY	4,012,610	JPY	120.21	1/6/16	95,233
Put JPY/Call USD	Standard Chartered Bank	JPY	4,704,180	JPY	120.25	1/6/16	104,568

Total Currency Options Purchased (identified cost $13,002,468)							$21,475,374

Interest Rate Swaptions Purchased — 0.1%

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)		Value

Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.84%	Goldman Sachs International	8/18/16	SAR	76,309	$397,775
Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.88%	Goldman Sachs International	8/18/16	SAR	156,148	778,489

Total Interest Rate Swaptions Purchased (identified cost $743,790)					$1,176,264

Short-Term Investments — 19.3%

Foreign Government Securities — 3.6%

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.9%
Iceland Treasury Bill, 0.00%, 1/15/16	ISK	1,521,270	$8,924,685
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	626,230	3,618,388
Iceland Treasury Bill, 0.00%, 5/17/16	ISK	310,805	1,807,027
Iceland Treasury Bill, 0.00%, 6/15/16	ISK	285,239	1,660,989

Total Iceland			$16,011,089

Lebanon — 2.7%
Lebanon Treasury Bill, 0.00%, 1/7/16	LBP	1,278,050	$847,288
Lebanon Treasury Bill, 0.00%, 1/14/16	LBP	22,872,270	15,149,599
Lebanon Treasury Bill, 0.00%, 1/28/16	LBP	10,978,760	7,260,570

Security		Principal Amount (000’s omitted)	Value

Lebanon (continued)
Lebanon Treasury Bill, 0.00%, 2/4/16	LBP	2,832,740	$1,871,870
Lebanon Treasury Bill, 0.00%, 2/11/16	LBP	4,000,000	2,640,541
Lebanon Treasury Bill, 0.00%, 2/18/16	LBP	2,746,900	1,812,051
Lebanon Treasury Bill, 0.00%, 3/3/16	LBP	4,884,100	3,216,880
Lebanon Treasury Bill, 0.00%, 3/31/16	LBP	1,300,240	853,549
Lebanon Treasury Bill, 0.00%, 5/26/16	LBP	2,086,300	1,359,048
Lebanon Treasury Bill, 0.00%, 6/23/16	LBP	1,126,070	730,329
Lebanon Treasury Bill, 0.00%, 9/22/16	LBP	4,654,510	2,993,904
Lebanon Treasury Bill, 0.00%, 10/6/16	LBP	5,155,520	3,310,698
Lebanon Treasury Bill, 0.00%, 12/1/16	LBP	4,649,540	2,948,316
Lebanon Treasury Bill, 0.00%, 12/15/16	LBP	6,897,570	4,365,351
Lebanon Treasury Bill, 0.00%, 12/29/16	LBP	3,768,830	2,380,228

Total Lebanon			$51,740,222

Total Foreign Government Securities (identified cost $67,105,996)			$67,751,311

U.S. Treasury Obligations — 4.2%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 1/7/16(14)		$15,000	$14,999,940
U.S. Treasury Bill, 0.00%, 3/24/16(14)		35,000	34,986,700
U.S. Treasury Bill, 0.00%, 6/16/16(14)		30,500	30,436,651

Total U.S. Treasury Obligations (identified cost $80,427,212)			$80,423,291

Repurchase Agreements — 0.6%

Description		Principal Amount (000’s omitted)	Value

Bank of America, N.A.:
Dated 12/16/15 with a maturity date of 1/15/16, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of EUR 4,854,911, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,081,382.	EUR	4,857	$5,278,126

32

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Consolidated Portfolio of Investments (Unaudited) — continued

Description		Principal Amount (000’s omitted)	Value

JPMorgan Chase Bank, N.A.:
Dated 12/16/15 with an interest rate of 0.50% payable by the Portfolio, collateralized by EUR 5,854,000 Croatia Government International Bond 3.875%, due 5/30/22 and a market value, including accrued interest, of $6,537,048.(15)	EUR	5,964	$6,481,309

Total Repurchase Agreements (identified cost $11,810,299)			$11,759,435

Other — 10.9%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(16)		$207,540	$207,539,881

Total Other (identified cost $207,539,881)			$207,539,881

Total Short-Term Investments (identified cost $366,883,388)			$367,473,918

Total Investments — 96.6% (identified cost $1,936,489,875)			$1,844,317,121

Less Unfunded Loan Commitments — (0.0)%(5)			$(92,678)

Net Investments — 96.6% (identified cost $1,936,397,197)			$1,844,224,443

Currency Options Written — (0.9)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put CNH/Call USD	Goldman Sachs International	CNH	150,481	CNH	6.40	7/27/16	$(1,212,385)
Put CNH/Call USD	Standard Chartered Bank	CNH	187,110	CNH	6.34	6/7/16	(1,604,031)
Put CNH/Call USD	Standard Chartered Bank	CNH	170,917	CNH	6.39	7/27/16	(1,390,094)
Put EUR/Call USD	Citibank, N.A.	EUR	46,612	USD	1.10	11/1/16	(1,922,584)
Put EUR/Call USD	Deutsche Bank AG	EUR	42,731	USD	1.18	11/1/16	(3,961,483)
Put EUR/Call USD	Deutsche Bank AG	EUR	35,584	USD	1.28	11/1/16	(6,320,041)
Put JPY/Call USD	Deutsche Bank AG	JPY	4,012,610	JPY	120.21	1/6/16	(95,233)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Put JPY/Call USD	Standard Chartered Bank	JPY 4,704,180	JPY 120.25	1/6/16	$(104,568)

Total Currency Options Written (premiums received $16,158,343)					$(16,610,419)

Interest Rate Swaptions Written — (0.0)%(5)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to pay 3-month USD-LIBOR-BBA Rate and receive 1.98%	Goldman Sachs International	8/18/16	$20,108	$(127,561)
Option to pay 3-month USD-LIBOR-BBA Rate and receive 2.01%	Morgan Stanley & Co. International PLC	8/18/16	40,651	(242,527)

Total Interest Rate Swaptions Written (premiums received $783,817)				$(370,088)

Securities Sold Short — (0.6)%

Foreign Government Bonds — (0.6)%
Security		Principal Amount (000’s omitted)	Value

Croatia — (0.3)%
Croatia Government International Bond, 3.875%, 5/30/22	EUR	(5,854)	$(6,391,161)

Total Croatia			$(6,391,161)

Spain — (0.3)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(4,996,467)

Total Spain			$(4,996,467)

Total Foreign Government Bonds (proceeds $11,445,622)			$(11,387,628)

Total Securities Sold Short (proceeds $11,445,622)			$(11,387,628)

Other Assets, Less Liabilities — 4.9%			$92,954,927

Net Assets — 100.0%			$1,908,811,235

33

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Consolidated Portfolio of Investments (Unaudited) — continued

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, the aggregate value of these securities is $697,800,066 or 36.6% of the Portfolio’s net assets.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2015, the aggregate value of these securities is $201,590,822 or 10.6% of the Portfolio’s net assets.

(3)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2015.

(5)	Amount is less than (0.05)%.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3.

(7)

Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(9)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at December 31, 2015.

(10)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents the rate in effect at December 31, 2015.

(11)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at December 31, 2015.

(12)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(13)	Non-income producing.

(14)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(15)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the fiscal year to date ended December 31, 2015 was $98,754.

Forward Commodity Contracts(1)
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation

6/2/16	Gold 8,388 Troy Ounces	United States Dollar 9,018,455	Citibank, N.A.	$116,430
6/2/16	Gold 3,113 Troy Ounces	United States Dollar 3,348,027	Merrill Lynch International	43,684

				$160,114

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

PHP	147,593,000	USD	3,127,633	BNP Paribas	1/6/16	$8,995	$—
USD	3,183,628	PHP	147,593,000	Goldman Sachs International	1/6/16	47,001	—
USD	10,176,801	SGD	14,571,143	Standard Chartered Bank	1/6/16	—	(99,362)
EUR	39,342,000	USD	43,085,391	Standard Chartered Bank	1/11/16	—	(323,736)
USD	42,840,684	EUR	39,342,000	Standard Chartered Bank	1/11/16	79,029	—
ZMW	5,847,000	USD	726,787	BNP Paribas	1/11/16	—	(198,668)
ZMW	16,502,000	USD	1,952,899	ICBC Standard Bank plc	1/11/16	—	(462,390)
TRY	27,756,000	ZAR	138,377,538	Standard Chartered Bank	1/13/16	557,110	—
USD	1,099,242	AUD	1,508,000	Goldman Sachs International	1/13/16	779	—
USD	13,937,552	AUD	19,577,000	Goldman Sachs International	1/13/16	—	(322,798)
USD	20,652,461	AUD	29,382,000	Standard Chartered Bank	1/13/16	—	(750,082)

34

Global Macro Absolute Return Advantage Portfolio

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Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	3,359,783	TRY	9,146,000	BNP Paribas	1/13/16	$231,859	$—
USD	6,831,815	TRY	18,610,000	Standard Chartered Bank	1/13/16	467,213	—
ZAR	138,377,538	USD	10,129,015	Standard Chartered Bank	1/13/16	—	(1,193,600)
ZMW	14,836,000	USD	1,755,740	Standard Chartered Bank	1/14/16	—	(419,055)
USD	25,059,228	EUR	21,901,282	Standard Chartered Bank	1/15/16	1,251,910	—
USD	1,231,459	EUR	1,080,000	Standard Chartered Bank	1/15/16	57,468	—
ZMW	14,512,000	USD	1,820,828	Citibank, N.A.	1/15/16	—	(514,267)
MXN	487,084,000	USD	28,932,819	Morgan Stanley & Co. International PLC	1/19/16	—	(699,475)
USD	17,901,415	NZD	27,805,000	Morgan Stanley & Co. International PLC	1/19/16	—	(1,100,360)
USD	16,000,796	SGD	22,500,000	Deutsche Bank AG	1/19/16	140,340	—
USD	24,829,252	SGD	34,954,000	Goldman Sachs International	1/19/16	189,857	—
USD	16,000,995	SGD	22,505,000	JPMorgan Chase Bank, N.A.	1/19/16	137,015	—
USD	11,150,387	SGD	15,930,000	Morgan Stanley & Co. International PLC	1/19/16	—	(78,816)
USD	12,529,903	TWD	409,590,000	JPMorgan Chase Bank, N.A.	1/19/16	90,714	—
ZMW	14,916,000	USD	1,755,856	Standard Chartered Bank	1/19/16	—	(416,738)
ZMW	59,316,000	USD	7,266,891	Standard Chartered Bank	1/19/16	—	(1,941,658)
USD	46,041,022	SGD	63,974,000	Goldman Sachs International	1/21/16	948,183	—
RSD	1,561,852,110	EUR	12,298,048	Citibank, N.A.	1/22/16	574,659	—
USD	18,250,900	RUB	1,256,574,431	BNP Paribas	1/22/16	1,117,415	—
USD	10,976,943	RUB	738,034,784	BNP Paribas	1/22/16	913,785	—
RON	7,290,131	USD	1,734,919	Citibank, N.A.	1/25/16	18,388	—
RON	31,249,782	USD	7,497,728	Citibank, N.A.	1/25/16	17,977	—
RON	5,460,424	USD	1,304,886	Citibank, N.A.	1/25/16	8,370	—
RON	1,814,247	USD	430,192	Citibank, N.A.	1/25/16	6,143	—
RON	5,411,162	USD	1,319,667	Citibank, N.A.	1/25/16	—	(18,259)
RON	8,282,318	USD	2,010,662	Citibank, N.A.	1/25/16	—	(18,729)
RON	8,836,660	USD	2,153,392	Citibank, N.A.	1/25/16	—	(28,138)
RON	15,517,636	USD	3,763,585	Citibank, N.A.	1/25/16	—	(31,527)
USD	21,470,688	RON	83,862,360	Citibank, N.A.	1/25/16	1,301,433	—
USD	5,275,056	THB	187,581,000	Deutsche Bank AG	1/26/16	65,242	—
USD	5,470,595	TWD	177,674,000	Goldman Sachs International	1/26/16	81,240	—
EUR	2,710,878	USD	2,949,218	Standard Chartered Bank	1/27/16	—	(1,563)
EUR	2,503,604	USD	2,744,426	Standard Chartered Bank	1/27/16	—	(22,148)
EUR	2,519,016	USD	2,773,437	Standard Chartered Bank	1/27/16	—	(34,401)
EUR	3,689,123	USD	4,074,009	Standard Chartered Bank	1/27/16	—	(62,665)
EUR	7,571,901	USD	8,321,898	Standard Chartered Bank	1/27/16	—	(88,641)
EUR	8,990,381	USD	10,027,781	Standard Chartered Bank	1/27/16	—	(252,149)
USD	31,831,288	EUR	27,984,903	Standard Chartered Bank	1/27/16	1,402,087	—
USD	10,796,796	TWD	350,410,000	Deutsche Bank AG	1/27/16	169,720	—
USD	9,416,025	TWD	305,550,000	JPMorgan Chase Bank, N.A.	1/27/16	149,443	—
USD	5,947,107	PEN	19,789,000	BNP Paribas	1/28/16	174,101	—
USD	5,947,107	PEN	19,789,000	Standard Chartered Bank	1/28/16	174,101	—
RSD	765,784,367	EUR	5,980,354	Citibank, N.A.	1/29/16	329,922	—
RSD	103,688,344	EUR	817,860	Citibank, N.A.	1/29/16	35,851	—
RSD	53,535,000	EUR	422,534	Deutsche Bank AG	1/29/16	18,220	—
USD	39,293,901	RUB	2,732,694,343	Citibank, N.A.	1/29/16	2,104,462	—

35

Global Macro Absolute Return Advantage Portfolio

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Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	24,539,964	TWD	794,420,000	Goldman Sachs International	1/29/16	$455,542	$—
USD	13,123,949	TWD	429,350,000	Bank of America, N.A.	2/2/16	116,408	—
USD	12,906,296	TWD	422,294,000	JPMorgan Chase Bank, N.A.	2/2/16	112,522	—
EUR	1,653,238	PLN	7,213,325	BNP Paribas	2/3/16	—	(39,706)
EUR	30,456,621	PLN	133,092,387	BNP Paribas	2/3/16	—	(783,848)
PLN	140,305,712	EUR	32,623,924	BNP Paribas	2/3/16	264,493	—
EUR	35,566,435	HUF	11,141,385,000	Bank of America, N.A.	2/4/16	313,325	—
EUR	33,191,796	HUF	10,374,670,000	BNP Paribas	2/4/16	371,079	—
EUR	5,980,234	HUF	1,873,700,000	Deutsche Bank AG	2/4/16	51,450	—
SEK	266,841,000	EUR	29,012,971	BNP Paribas	2/4/16	85,916	—
SEK	442,590,000	EUR	47,212,652	Goldman Sachs International	2/4/16	1,131,176	—
SEK	2,664,900	EUR	289,447	Goldman Sachs International	2/4/16	1,186	—
SEK	204,179,000	EUR	21,807,544	Morgan Stanley & Co. International PLC	2/4/16	492,432	—
SEK	41,429,702	EUR	4,498,366	Morgan Stanley & Co. International PLC	2/4/16	20,065	—
EUR	9,107,564	HUF	2,862,735,000	Citibank, N.A.	2/5/16	47,205	—
EUR	21,388,706	HUF	6,749,048,000	Citibank, N.A.	2/5/16	21,177	—
EUR	7,330,354	HUF	2,292,000,000	Deutsche Bank AG	2/5/16	79,706	—
EUR	36,147,280	HUF	11,366,617,000	JPMorgan Chase Bank, N.A.	2/5/16	171,431	—
USD	36,038,499	AUD	50,516,539	Standard Chartered Bank	2/5/16	—	(716,826)
USD	5,946,945	PEN	19,833,063	BNP Paribas	2/5/16	168,923	—
USD	5,946,945	PEN	19,833,063	Standard Chartered Bank	2/5/16	168,923	—
USD	20,993,832	AUD	28,806,619	Australia and New Zealand Banking Group Limited	2/8/16	37,553	—
USD	24,266,372	AUD	34,122,000	Australia and New Zealand Banking Group Limited	2/8/16	—	(556,748)
USD	5,946,945	PEN	19,850,903	Standard Chartered Bank	2/8/16	166,496	—
ZMW	16,444,200	USD	1,952,993	ICBC Standard Bank plc	2/8/16	—	(497,281)
TRY	54,506,000	USD	18,567,243	BNP Paribas	2/9/16	—	(69,872)
USD	34,796,058	INR	2,341,124,000	Standard Chartered Bank	2/9/16	—	(399,595)
USD	9,326,798	EUR	8,436,724	Deutsche Bank AG	2/10/16	150,045	—
USD	14,421,595	NZD	22,255,548	Deutsche Bank AG	2/10/16	—	(766,894)
USD	17,738,661	EUR	16,491,845	JPMorgan Chase Bank, N.A.	2/16/16	—	(202,449)
USD	12,492,431	TWD	408,490,000	Bank of America, N.A.	2/16/16	117,998	—
USD	11,279,955	TWD	368,753,000	BNP Paribas	2/16/16	109,279	—
USD	17,279,111	RON	71,570,078	Deutsche Bank AG	2/18/16	65,573	—
MXN	484,805,000	USD	28,742,811	Standard Chartered Bank	2/19/16	—	(702,986)
USD	17,112,372	NZD	26,632,592	Standard Chartered Bank	2/19/16	—	(1,053,315)
USD	867,524	UYU	26,980,000	HSBC Bank USA, N.A.	2/19/16	—	(21,927)
UYU	26,980,000	USD	972,252	HSBC Bank USA, N.A.	2/19/16	—	(82,801)
ZMW	16,727,000	USD	1,952,948	ICBC Standard Bank plc	2/19/16	—	(483,243)
USD	32,486,670	EUR	29,831,653	Deutsche Bank AG	2/24/16	27,013	—
USD	5,947,153	PEN	20,369,000	Standard Chartered Bank	2/24/16	30,953	—
USD	10,235,000	TWD	333,313,000	Citibank, N.A.	2/25/16	134,359	—
USD	10,535,794	TWD	343,056,000	Goldman Sachs International	2/25/16	139,904	—
USD	8,920,667	PEN	30,754,000	BNP Paribas	2/26/16	—	(9,024)
CNY	142,690,000	USD	22,343,351	JPMorgan Chase Bank, N.A.	3/2/16	—	(705,252)
CNY	142,691,000	USD	22,343,297	Standard Chartered Bank	3/2/16	—	(705,047)
EUR	402,793	USD	427,657	Goldman Sachs International	3/2/16	10,696	—

36

Global Macro Absolute Return Advantage Portfolio

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Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	3,296,733	USD	3,627,033	Goldman Sachs International	3/2/16	$—	$(39,250)
USD	45,840,655	CNY	285,381,000	Standard Chartered Bank	3/2/16	2,564,306	—
USD	15,829,687	EUR	14,872,773	Goldman Sachs International	3/2/16	—	(356,117)
USD	66,130,401	EUR	62,090,192	Goldman Sachs International	3/2/16	—	(1,441,376)
USD	19,714,797	ZAR	288,792,197	Standard Chartered Bank	3/3/16	1,237,791	—
USD	959,793	ZAR	14,230,214	Standard Chartered Bank	3/3/16	49,340	—
EUR	32,596,500	USD	35,756,079	Goldman Sachs International	3/4/16	—	(280,054)
USD	34,581,627	EUR	32,596,500	Goldman Sachs International	3/4/16	—	(894,398)
CNY	69,185,000	USD	10,833,007	BNP Paribas	3/7/16	—	(352,019)
CNY	73,914,000	USD	11,574,381	Standard Chartered Bank	3/7/16	—	(376,987)
USD	22,980,408	CNY	143,099,000	Standard Chartered Bank	3/7/16	1,302,026	—
SEK	335,654,585	EUR	36,288,159	Goldman Sachs International	3/8/16	335,648	—
EUR	2,539,317	USD	2,761,406	Standard Chartered Bank	3/9/16	2,595	—
EUR	5,530,285	USD	6,028,730	Standard Chartered Bank	3/9/16	—	(9,115)
EUR	2,114,731	USD	2,319,902	Standard Chartered Bank	3/9/16	—	(18,056)
EUR	2,548,831	USD	2,793,570	Standard Chartered Bank	3/9/16	—	(19,214)
USD	114,644,123	EUR	108,101,802	Standard Chartered Bank	3/9/16	—	(3,022,724)
USD	19,102,785	ZAR	282,288,000	Citibank, N.A.	3/9/16	1,062,092	—
TRY	72,151,927	USD	24,186,895	BNP Paribas	3/10/16	93,060	—
USD	4,801,762	TWD	158,026,000	Standard Chartered Bank	3/10/16	10,991	—
USD	7,336,460	AUD	10,091,000	Deutsche Bank AG	3/14/16	8,139	—
USD	8,038,445	AUD	11,040,000	Goldman Sachs International	3/14/16	20,938	—
USD	8,015,261	AUD	11,040,000	Goldman Sachs International	3/14/16	—	(2,246)
USD	12,458,319	NZD	18,495,404	Standard Chartered Bank	3/14/16	—	(138,852)
USD	18,365,934	EUR	16,696,152	Goldman Sachs International	3/23/16	185,224	—
USD	36,096,195	EUR	32,814,275	Standard Chartered Bank	3/23/16	364,200	—
USD	44,685,179	EUR	40,919,557	JPMorgan Chase Bank, N.A.	3/31/16	117,049	—
OMR	8,447,000	USD	21,846,066	BNP Paribas	4/1/16	12,066	—
USD	21,849,457	OMR	8,447,000	BNP Paribas	4/1/16	—	(8,676)
USD	4,480,412	THB	161,026,000	Standard Chartered Bank	5/9/16	17,145	—
USD	7,552,876	THB	271,828,000	Deutsche Bank AG	5/10/16	18,543	—
OMR	5,889,000	USD	15,217,447	BNP Paribas	5/11/16	—	(21,558)
USD	15,177,835	OMR	5,889,000	BNP Paribas	5/11/16	—	(18,054)
USD	5,317,631	THB	193,030,000	Deutsche Bank AG	5/16/16	—	(32,176)
USD	1,006,233	THB	36,486,000	JPMorgan Chase Bank, N.A.	5/16/16	—	(4,973)
JPY	3,608,886,000	USD	29,579,336	Goldman Sachs International	5/25/16	570,408	—
JPY	3,537,351,000	USD	28,999,672	Standard Chartered Bank	5/25/16	552,446	—
USD	29,494,001	JPY	3,608,886,000	Goldman Sachs International	5/25/16	—	(655,742)
USD	28,925,922	JPY	3,537,351,000	Standard Chartered Bank	5/25/16	—	(626,196)
OMR	21,539,450	USD	55,633,055	BNP Paribas	6/6/16	—	(155,226)
USD	36,120,719	OMR	13,994,250	BNP Paribas	6/6/16	76,595	—
USD	19,472,489	OMR	7,545,200	BNP Paribas	6/6/16	38,784	—
CNH	23,858,593	USD	3,641,421	Standard Chartered Bank	6/13/16	—	(77,710)
CNH	135,880,000	USD	20,740,288	Standard Chartered Bank	6/13/16	—	(444,158)
USD	23,948,815	CNH	159,738,593	Standard Chartered Bank	6/13/16	88,972	—
CNH	67,650,000	USD	10,300,723	Goldman Sachs International	7/29/16	—	(232,400)

37

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	86,954,000	USD	13,237,022	Goldman Sachs International	7/29/16	$—	$(295,692)
CNH	101,675,444	USD	15,480,427	Goldman Sachs International	7/29/16	—	(348,110)
CNH	142,727,102	USD	21,725,718	Standard Chartered Bank	7/29/16	—	(483,698)
USD	19,878,750	CNH	132,889,444	Goldman Sachs International	7/29/16	100,865	—
USD	18,388,972	CNH	123,390,000	Goldman Sachs International	7/29/16	24,886	—
USD	21,170,160	CNH	142,727,102	Standard Chartered Bank	7/29/16	—	(71,860)
USD	10,649,007	OMR	4,148,640	BNP Paribas	8/17/16	26,966	—
USD	8,920,626	PEN	31,356,000	Standard Chartered Bank	8/29/16	53,283	—
RSD	152,090,108	EUR	1,205,629	Deutsche Bank AG	9/21/16	—	(26,409)
RSD	382,362,995	EUR	3,021,438	Deutsche Bank AG	9/21/16	—	(55,896)
USD	888,877	AOA	162,220,000	ICBC Standard Bank plc	10/3/16	63,275	—
USD	5,946,913	PEN	20,948,000	BNP Paribas	11/2/16	82,145	—
USD	7,433,783	PEN	26,185,500	Standard Chartered Bank	11/2/16	102,684	—
USD	9,394,054	CNH	62,245,000	Bank of America, N.A.	11/14/16	195,369	—
USD	23,885,054	CNH	158,297,000	Goldman Sachs International	11/14/16	491,622	—
USD	23,150,367	CNH	153,048,000	Citibank, N.A.	11/18/16	538,444	—
USD	9,133,650	CNH	60,515,000	Goldman Sachs International	11/18/16	192,922	—
USD	11,511,041	CNH	76,111,000	Deutsche Bank AG	11/30/16	274,745	—
USD	27,670,460	CNH	182,964,000	Standard Chartered Bank	11/30/16	659,415	—
USD	7,978,398	PEN	28,439,000	BNP Paribas	12/7/16	75,874	—
USD	6,819,234	CNH	45,948,000	BNP Paribas	12/19/16	44,162	—
USD	17,393,751	CNH	117,460,000	Standard Chartered Bank	12/21/16	76,391	—
USD	10,922,680	OMR	4,238,000	BNP Paribas	3/23/17	243,398	—
USD	10,925,258	OMR	4,239,000	BNP Paribas	3/27/17	245,962	—
USD	25,401,274	OMR	9,970,000	BNP Paribas	5/25/17	370,536	—
USD	38,102,314	OMR	14,937,250	BNP Paribas	6/5/17	624,873	—
USD	21,531,442	OMR	8,447,000	BNP Paribas	8/14/17	424,315	—
USD	15,009,940	OMR	5,889,000	BNP Paribas	8/21/17	300,664	—
USD	54,888,767	OMR	21,539,450	BNP Paribas	8/28/17	1,110,404	—

						$32,984,418	$(27,384,981)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures
Gold	14	Short	Feb-16	$(1,511,580)	$(1,484,280)	$27,300
High Grade Copper	110	Short	Mar-16	(5,750,588)	(5,871,250)	(120,662)
Brent Crude Oil	513	Short	Apr-16	(24,895,864)	(20,653,380)	4,242,484
Platinum	232	Long	Apr-16	9,968,760	10,361,120	392,360

Equity Futures
SGX CNX Nifty Index	1,187	Long	Jan-16	18,808,896	18,816,531	7,635
E-mini S&P 500 Index	181	Short	Mar-16	(18,763,365)	(18,420,370)	342,995
Nikkei 225 Index	31	Long	Mar-16	3,065,125	2,876,930	(188,195)
TOPIX Index	358	Long	Mar-16	46,678,947	45,501,582	(1,177,365)

38

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Futures Contracts (continued)
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
Euro-Bund	492	Short	Mar-16	$(84,554,146)	$(84,436,809)	$117,337
IMM 10-Year Interest Rate Swap	8	Long	Mar-16	777,286	785,756	8,470
U.S. 2-Year Deliverable Interest Rate Swap	355	Short	Mar-16	(35,699,764)	(35,646,992)	52,772
U.S. 5-Year Deliverable Interest Rate Swap	1,070	Short	Mar-16	(108,439,230)	(107,902,812)	536,418
U.S. 10-Year Deliverable Interest Rate Swap	2,119	Short	Mar-16	(217,552,238)	(216,435,985)	1,116,253
U.S. 10-Year Treasury Note	59	Short	Mar-16	(7,440,553)	(7,428,469)	12,084
U.S. 30-Year Deliverable Interest Rate Swap	79	Short	Mar-16	(8,064,789)	(8,018,500)	46,289
CME 90-Day Eurodollar	724	Short	Mar-17	(177,927,125)	(178,502,200)	(575,075)
CME 90-Day Eurodollar	811	Short	Sep-17	(199,181,600)	(199,394,487)	(212,887)

						$4,628,213

CME:  Chicago Mercantile Exchange.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange.

SGX CNX Nifty Index:  Price-weighted average of 50 large and highly liquid companies listed on the National Stock Exchange of India.

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	236,576	Pays	Mexico Interbank TIIE 28 Day	6.26%		9/29/25	$(93,676)
CME Group, Inc.	MXN	236,576	Pays	Mexico Interbank TIIE 28 Day	6.29		10/1/25	(58,235)
CME Group, Inc.	MXN	392,148	Pays	Mexico Interbank TIIE 28 Day	6.24		10/2/25	(199,039)
LCH.Clearnet(1)	EUR	6,713	Receives	6-month Euro Interbank Offered Rate	0.25	(2)	3/16/18	2,321
LCH.Clearnet(1)	EUR	6,923	Pays	6-month Euro Interbank Offered Rate	0.50	(2)	3/16/21	(39,714)
LCH.Clearnet(1)	EUR	134,935	Receives	6-month Euro Interbank Offered Rate	0.50	(2)	3/16/21	773,758
LCH.Clearnet	JPY	7,071,525	Receives	6-month JPY LIBOR	0.79		4/23/24	(2,305,080)
LCH.Clearnet	JPY	2,147,686	Receives	6-month JPY LIBOR	0.75		6/12/24	(634,849)
LCH.Clearnet	JPY	1,708,457	Receives	6-month JPY LIBOR	0.51		1/7/25	(211,870)
LCH.Clearnet	JPY	1,901,448	Receives	6-month JPY LIBOR	0.63		5/14/25	(377,979)
LCH.Clearnet	JPY	1,728,000	Receives	6-month JPY LIBOR	0.43		12/30/25	(12,614)
LCH.Clearnet	NZD	20,093	Pays	3-month NZD Bank Bill	4.96		4/29/24	1,335,235
LCH.Clearnet	NZD	11,875	Pays	3-month NZD Bank Bill	3.77		3/5/25	109,375
LCH.Clearnet	NZD	11,470	Pays	3-month NZD Bank Bill	4.05		6/16/25	202,000
LCH.Clearnet	NZD	18,894	Pays	3-month NZD Bank Bill	4.05		6/16/25	332,121
LCH.Clearnet	NZD	31,292	Pays	3-month NZD Bank Bill	3.92		6/25/25	319,419
LCH.Clearnet	NZD	37,618	Pays	3-month NZD Bank Bill	3.81		7/20/25	403,318
LCH.Clearnet(1)	USD	14,000	Receives	3-month USD-LIBOR-BBA	1.50	(2)	3/16/18	35,574

39

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	6,090	Pays	3-month USD-LIBOR-BBA	1.80%		6/29/20	$100,652
LCH.Clearnet	USD	11,560	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	78,637
LCH.Clearnet	USD	6,478	Pays	3-month USD-LIBOR-BBA	1.75		7/31/20	66,266
LCH.Clearnet	USD	8,225	Pays	3-month USD-LIBOR-BBA	1.78		7/31/20	100,698
LCH.Clearnet	USD	12,230	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	131,683
LCH.Clearnet	USD	15,290	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	164,445
LCH.Clearnet	USD	16,334	Pays	3-month USD-LIBOR-BBA	1.74		8/12/20	160,272
LCH.Clearnet	USD	17,380	Pays	3-month USD-LIBOR-BBA	1.62		8/14/20	71,079
LCH.Clearnet	USD	8,898	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	60,312
LCH.Clearnet	USD	9,533	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	63,402
LCH.Clearnet	USD	19,667	Pays	3-month USD-LIBOR-BBA	1.69		8/17/20	141,920
LCH.Clearnet	USD	32,698	Pays	3-month USD-LIBOR-BBA	1.70		8/19/20	245,586
LCH.Clearnet	USD	33,453	Pays	3-month USD-LIBOR-BBA	1.57		9/17/20	(22,589)
LCH.Clearnet	USD	9,840	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	32,823
LCH.Clearnet	USD	24,270	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	79,481
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.55		9/23/20	(2,820)
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.54		9/23/20	(3,059)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.43		10/28/20	(97,085)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.42		10/28/20	(98,217)
LCH.Clearnet	USD	9,620	Pays	3-month USD-LIBOR-BBA	1.38		10/29/20	(120,596)
LCH.Clearnet	USD	15,830	Pays	3-month USD-LIBOR-BBA	1.52		11/4/20	(96,598)
LCH.Clearnet	USD	9,622	Pays	3-month USD-LIBOR-BBA	1.54		11/5/20	(50,953)
LCH.Clearnet	USD	9,622	Pays	3-month USD-LIBOR-BBA	1.53		11/5/20	(54,455)
LCH.Clearnet	USD	19,245	Pays	3-month USD-LIBOR-BBA	1.53		11/5/20	(110,083)
LCH.Clearnet	USD	9,312	Pays	3-month USD-LIBOR-BBA	1.56		11/9/20	(44,410)
LCH.Clearnet	USD	12,726	Pays	3-month USD-LIBOR-BBA	1.67		11/12/20	6,417
LCH.Clearnet	USD	10,838	Pays	3-month USD-LIBOR-BBA	2.10		7/27/22	233,072
LCH.Clearnet	USD	11,426	Pays	3-month USD-LIBOR-BBA	2.06		7/30/22	204,813
LCH.Clearnet(1)	USD	11,800	Receives	3-month USD-LIBOR-BBA	2.50	(2)	3/16/26	58,696
LCH.Clearnet(1)	USD	5,116	Receives	3-month USD-LIBOR-BBA	2.75	(2)	3/16/46	49,086

								$928,540

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after December 31, 2015.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

BNP Paribas	CNY	110,612	Pays	7-day China Fixing Repo Rates	2.45%	6/24/17	$30,732
Credit Suisse International	RUB	1,911,075	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	311,371
Credit Suisse International	RUB	637,025	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	70,012
Credit Suisse International	RUB	955,538	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	73,022

40

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Credit Suisse International	RUB	624,534	Pays	3-month Moscow Prime Offered Rate	11.25%	10/21/18	$37,066
Deutsche Bank AG	BRL	56,916	Pays	Brazil CETIP Interbank Deposit Rate	12.96	1/2/18	(1,023,770)
Deutsche Bank AG	BRL	83,622	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	(1,483,425)
Deutsche Bank AG	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	61,717
Deutsche Bank AG	CNY	274,165	Pays	7-day China Fixing Repo Rates	2.45	6/25/17	78,237
Deutsche Bank AG	CNY	189,824	Pays	7-day China Fixing Repo Rates	2.46	7/16/17	62,373
Deutsche Bank AG	CNY	105,807	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	33,759
Deutsche Bank AG	CNY	202,545	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	65,919
Deutsche Bank AG	CNY	266,229	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	90,049
Deutsche Bank AG	SAR	43,290	Receives	3-month Saudi Riyal Interbank Offered Rate	2.15	6/28/20	265,109
Deutsche Bank AG	SAR	24,291	Receives	3-month Saudi Riyal Interbank Offered Rate	2.31	8/2/20	127,985
Deutsche Bank AG	SAR	30,549	Receives	3-month Saudi Riyal Interbank Offered Rate	2.19	8/2/20	211,693
Deutsche Bank AG	SAR	45,810	Receives	3-month Saudi Riyal Interbank Offered Rate	2.13	8/2/20	349,952
Deutsche Bank AG	SAR	62,200	Receives	3-month Saudi Riyal Interbank Offered Rate	2.30	10/28/20	508,185
Deutsche Bank AG	SAR	37,250	Receives	3-month Saudi Riyal Interbank Offered Rate	2.54	11/5/20	198,391
Deutsche Bank AG	SAR	37,250	Receives	3-month Saudi Riyal Interbank Offered Rate	2.62	11/9/20	166,519
Deutsche Bank AG	SAR	46,600	Receives	3-month Saudi Riyal Interbank Offered Rate	2.71	11/12/20	158,380
Goldman Sachs International	BRL	116,915	Pays	Brazil CETIP Interbank Deposit Rate	13.27	1/2/18	(1,941,779)
Goldman Sachs International	BRL	173,092	Pays	Brazil CETIP Interbank Deposit Rate	13.19	1/2/18	(2,891,011)
Goldman Sachs International	BRL	325,045	Pays	Brazil CETIP Interbank Deposit Rate	13.26	1/2/18	(5,426,517)
Goldman Sachs International	BRL	424,354	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	(7,105,494)
Goldman Sachs International	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	61,717
Goldman Sachs International	CNY	238,820	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	87,614
Goldman Sachs International	CNY	247,538	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	77,175
Goldman Sachs International	CNY	151,153	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	47,295
Goldman Sachs International	RUB	427,800	Pays	3-month Moscow Prime Offered Rate	11.08	10/27/18	2,402
Goldman Sachs International	RUB	1,283,077	Pays	3-month Moscow Prime Offered Rate	11.05	10/28/18	(4,430)
Goldman Sachs International	RUB	427,692	Pays	3-month Moscow Prime Offered Rate	10.92	10/29/18	(19,997)
Goldman Sachs International	SAR	22,830	Receives	3-month Saudi Riyal Interbank Offered Rate	2.17	6/29/20	134,878
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate	2.16	8/3/20	450,474
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	8/12/20	312,214
Goldman Sachs International	SAR	65,516	Receives	3-month Saudi Riyal Interbank Offered Rate	2.33	8/17/20	363,022
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	330,388
Goldman Sachs International	SAR	75,641	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	354,687
Goldman Sachs International	SAR	74,938	Receives	3-month Saudi Riyal Interbank Offered Rate	2.46	8/19/20	294,952
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.26	9/17/20	887,471
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.34	9/21/20	789,086
Goldman Sachs International	SAR	45,773	Receives	3-month Saudi Riyal Interbank Offered Rate	2.23	9/28/20	358,381
Goldman Sachs International	SAR	36,300	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	10/29/20	274,455
Goldman Sachs International	SAR	62,080	Receives	3-month Saudi Riyal Interbank Offered Rate	2.54	11/4/20	331,065
Goldman Sachs International	SAR	37,250	Receives	3-month Saudi Riyal Interbank Offered Rate	2.58	11/5/20	179,720
Goldman Sachs International	SAR	74,490	Receives	3-month Saudi Riyal Interbank Offered Rate	2.56	11/5/20	378,060
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64	7/27/22	415,809
Goldman Sachs International	SAR	43,698	Receives	3-month Saudi Riyal Interbank Offered Rate	2.61	7/30/22	444,719
JPMorgan Chase Bank, N.A.	CNY	238,820	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	87,614

41

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December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill	3.86%	2/25/23	$231,082
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	125,179
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	125,179
Standard Chartered Bank	CNY	236,351	Pays	7-day China Fixing Repo Rates	2.46	6/24/17	72,174
Standard Chartered Bank	CNY	286,584	Pays	7-day China Fixing Repo Rates	2.50	6/25/17	112,080
Standard Chartered Bank	CNY	238,592	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	71,308
Standard Chartered Bank	CNY	96,739	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	30,247

							$(9,565,505)

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Colombia	BNP Paribas	$3,500	1.00	%(1)	3/20/20	2.19%	$(162,867)	$95,900	$(66,967)
Colombia	BNP Paribas	5,370	1.00	(1)	3/20/20	2.19	(249,885)	149,131	(100,754)
Colombia	BNP Paribas	8,950	1.00	(1)	3/20/20	2.19	(416,474)	248,157	(168,317)
Colombia	Goldman Sachs International	3,021	1.00	(1)	3/20/20	2.19	(140,578)	83,022	(57,556)
Colombia	JPMorgan Chase Bank, N.A.	3,590	1.00	(1)	3/20/20	2.19	(167,055)	101,067	(65,988)
Croatia	Citibank, N.A.	2,440	1.00	(1)	3/20/17	1.75	(21,507)	20,488	(1,019)
Dominican Republic	Barclays Bank PLC	5,850	1.00	(1)	3/20/16	1.46	(4,109)	24,357	20,248
Indonesia	Citibank, N.A.	4,690	1.00	(1)	12/20/20	2.31	(276,501)	245,917	(30,584)
Indonesia	Citibank, N.A.	9,370	1.00	(1)	12/20/20	2.31	(552,413)	474,430	(77,983)
Indonesia	Citibank, N.A.	7,220	1.00	(1)	12/20/20	2.31	(425,658)	324,723	(100,935)
Indonesia	Deutsche Bank AG	4,690	1.00	(1)	12/20/20	2.31	(276,501)	249,147	(27,354)
Indonesia	Goldman Sachs International	4,420	1.00	(1)	12/20/20	2.31	(260,583)	223,191	(37,392)
Kazakhstan	Barclays Bank PLC	15,000	1.00	(1)	12/20/20	2.87	(1,254,082)	1,265,214	11,132
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.87	(418,027)	422,746	4,719
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.87	(418,027)	422,528	4,501
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.87	(418,027)	411,955	(6,072)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.87	(418,027)	400,679	(17,348)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.87	(418,027)	400,276	(17,751)
Nigeria	Citibank, N.A.	6,010	3.50		6/20/16	2.60	31,157	—	31,157
Nigeria	Citibank, N.A.	1,600	1.00	(1)	9/20/16	2.68	(18,798)	32,066	13,268
Saudi Arabia	Barclays Bank PLC	4,500	1.00	(1)	12/20/20	1.55	(112,709)	104,620	(8,089)
Saudi Arabia	Barclays Bank PLC	4,600	1.00	(1)	12/20/20	1.55	(115,214)	107,071	(8,143)
Saudi Arabia	Citibank, N.A.	3,160	1.00	(1)	12/20/20	1.55	(79,147)	81,978	2,831
Saudi Arabia	Citibank, N.A.	3,152	1.00	(1)	12/20/20	1.55	(78,948)	76,027	(2,921)
Saudi Arabia	Citibank, N.A.	5,010	1.00	(1)	12/20/20	1.55	(125,483)	116,373	(9,110)
Saudi Arabia	Citibank, N.A.	12,500	1.00	(1)	12/20/20	1.55	(313,081)	290,685	(22,396)
Saudi Arabia	Deutsche Bank AG	3,140	1.00	(1)	12/20/20	1.55	(78,646)	72,886	(5,760)
Saudi Arabia	HSBC Bank USA, N.A.	4,330	1.00	(1)	12/20/20	1.55	(108,451)	106,442	(2,009)
Slovenia	Bank of America, N.A.	21,272	1.00	(1)	3/20/20	0.96	42,275	293,666	335,941

42

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Slovenia	Goldman Sachs International	$4,728	1.00	%(1)	12/20/19	0.89%	$20,976	$47,032	$68,008
Turkey	BNP Paribas	13,400	1.00	(1)	9/20/20	2.60	(920,653)	976,946	56,293
Turkey	BNP Paribas	12,243	1.00	(1)	9/20/22	2.90	(1,342,732)	490,326	(852,406)
Turkey	Goldman Sachs International	10,120	1.00	(1)	9/20/18	2.12	(294,547)	136,304	(158,243)
Turkey	Goldman Sachs International	12,900	1.00	(1)	9/20/18	2.12	(375,460)	170,320	(205,140)
Turkey	Goldman Sachs International	21,475	1.00	(1)	9/20/18	2.12	(625,039)	299,966	(325,073)
Turkey	JPMorgan Chase Bank, N.A.	7,400	1.00	(1)	9/20/22	2.90	(811,583)	370,792	(440,791)
Turkey	Morgan Stanley & Co. International PLC	4,300	1.00	(1)	9/20/18	2.12	(125,153)	60,138	(65,015)
Turkey	Morgan Stanley & Co. International PLC	4,200	1.00	(1)	9/20/18	2.12	(122,243)	54,357	(67,886)
Turkey	Morgan Stanley & Co. International PLC	6,400	1.00	(1)	9/20/18	2.12	(186,275)	90,914	(95,361)
Turkey	Morgan Stanley & Co. International PLC	12,900	1.00	(1)	9/20/18	2.12	(375,460)	175,392	(200,068)
Turkey	Morgan Stanley & Co. International PLC	21,477	1.00	(1)	9/20/18	2.12	(625,086)	303,539	(321,547)
Turkey	Morgan Stanley & Co. International PLC	31,465	1.00	(1)	9/20/18	2.12	(915,803)	423,796	(492,007)

Total		$335,393					$(13,954,451)	$10,444,564	$(3,509,887)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$2,009	1.00	%(1)	6/20/18	$12,714	$(5,702)	$7,012
Bulgaria	BNP Paribas	3,100	1.00	(1)	9/20/18	25,217	(15,980)	9,237
Bulgaria	BNP Paribas	2,100	1.00	(1)	9/20/18	17,082	(12,415)	4,667
Bulgaria	BNP Paribas	2,160	1.00	(1)	12/20/18	21,383	(13,331)	8,052
Bulgaria	Goldman Sachs International	3,220	1.00	(1)	9/20/18	26,193	(14,927)	11,266
Bulgaria	Goldman Sachs International	4,000	1.00	(1)	12/20/18	39,598	(27,490)	12,108
China	Bank of America, N.A.	6,100	1.00	(1)	3/20/17	(47,321)	(44,308)	(91,629)
China	Barclays Bank PLC	10,076	1.00	(1)	3/20/17	(78,165)	(66,603)	(144,768)
China	Deutsche Bank AG	3,700	1.00	(1)	3/20/17	(28,703)	(23,243)	(51,946)
China	Deutsche Bank AG	4,300	1.00	(1)	3/20/17	(33,358)	(27,013)	(60,371)
China	JPMorgan Chase Bank, N.A.	10,200	1.00	(1)	3/20/18	(105,637)	69,888	(35,749)
Croatia	Barclays Bank PLC	10,960	1.00	(1)	3/20/20	777,672	(666,306)	111,366
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	388,836	(333,445)	55,391
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	388,836	(333,839)	54,997
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	388,836	(343,123)	45,713
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	39,409	(53,049)	(13,640)
Croatia	BNP Paribas	3,960	1.00	(1)	6/20/18	119,780	(155,449)	(35,669)

43

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	BNP Paribas	$3,340	1.00	%(1)	3/20/20	$236,991	$(200,515)	$36,476
Croatia	BNP Paribas	2,840	1.00	(1)	3/20/20	201,513	(177,439)	24,074
Croatia	BNP Paribas	6,750	1.00	(1)	3/20/20	478,949	(470,227)	8,722
Croatia	BNP Paribas	3,250	1.00	(1)	3/20/20	230,605	(226,719)	3,886
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	29,557	(39,311)	(9,754)
Croatia	Citibank, N.A.	5,000	1.00	(1)	12/20/17	98,522	(134,070)	(35,548)
Croatia	Citibank, N.A.	1,913	1.00	(1)	3/20/18	47,747	(78,221)	(30,474)
Croatia	Citibank, N.A.	930	1.00	(1)	6/20/18	28,130	(37,140)	(9,010)
Croatia	Citibank, N.A.	1,270	1.00	(1)	6/20/18	38,414	(59,053)	(20,639)
Croatia	Citibank, N.A.	5,580	1.00	(1)	6/20/18	168,781	(256,187)	(87,406)
Croatia	Citibank, N.A.	5,160	1.00	(1)	3/20/20	366,130	(326,532)	39,598
Croatia	Citibank, N.A.	2,020	1.00	(1)	3/20/20	143,330	(122,297)	21,033
Croatia	Citibank, N.A.	1,210	1.00	(1)	6/20/20	94,094	(79,872)	14,222
Croatia	Citibank, N.A.	156	1.00	(1)	6/20/20	12,112	(10,039)	2,073
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	39,409	(52,554)	(13,145)
Croatia	Goldman Sachs International	3,000	1.00	(1)	3/20/19	139,468	(139,468)	0
Croatia	Goldman Sachs International	4,150	1.00	(1)	3/20/20	294,465	(259,548)	34,917
Croatia	Goldman Sachs International	2,670	1.00	(1)	3/20/20	189,451	(166,817)	22,634
Croatia	Goldman Sachs International	5,440	1.00	(1)	3/20/20	385,998	(379,565)	6,433
Croatia	Goldman Sachs International	2,100	1.00	(1)	6/20/20	163,303	(139,084)	24,219
Croatia	HSBC Bank USA, N.A.	2,822	1.00	(1)	3/20/18	70,436	(115,389)	(44,953)
Croatia	JPMorgan Chase Bank, N.A.	1,533	1.00	(1)	6/20/18	46,369	(71,340)	(24,971)
Croatia	Morgan Stanley & Co. International PLC	1,782	1.00	(1)	12/20/16	9,199	(24,387)	(15,188)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	27,291	(35,206)	(7,915)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00	(1)	12/20/17	31,429	(43,355)	(11,926)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	49,261	(66,604)	(17,343)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	49,261	(67,894)	(18,633)
Croatia	Morgan Stanley & Co. International PLC	1,266	1.00	(1)	3/20/18	31,599	(52,264)	(20,665)
Croatia	Morgan Stanley & Co. International PLC	3,063	1.00	(1)	3/20/18	76,451	(113,909)	(37,458)
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00	(1)	6/20/18	35,178	(56,487)	(21,309)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	6/20/18	75,619	(111,204)	(35,585)
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00	(1)	6/20/18	83,029	(136,490)	(53,461)
Croatia	Nomura International PLC	6,600	1.00	(1)	3/20/18	164,732	(194,516)	(29,784)
Lebanon	Deutsche Bank AG	1,338	1.00	(1)	3/20/18	62,275	(79,803)	(17,528)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	238,768	(318,581)	(79,813)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	238,768	(318,696)	(79,928)

44

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Lebanon	Goldman Sachs International	$39,456	1.00	%(1)	6/20/18	$2,175,148	$(2,626,433)	$(451,285)
Lebanon	Goldman Sachs International	3,722	5.00	(1)	12/20/18	(152,136)	124,754	(27,382)
Lebanon	Goldman Sachs International	3,450	5.00	(1)	12/20/18	(141,018)	106,953	(34,065)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	47,462	(70,127)	(22,665)
Lebanon	JPMorgan Chase Bank, N.A.	1,300	5.00	(1)	12/20/17	(51,452)	16,640	(34,812)
Mexico	Bank of America, N.A.	1,900	1.00	(1)	6/20/22	103,194	(79,570)	23,624
Mexico	Barclays Bank PLC	1,000	1.00	(1)	6/20/22	54,312	(49,912)	4,400
Mexico	Barclays Bank PLC	12,800	1.00	(1)	6/20/23	872,966	(336,493)	536,473
Mexico	Citibank, N.A.	1,250	1.00	(1)	6/20/22	67,891	(53,754)	14,137
Mexico	Deutsche Bank AG	10,000	1.00	(1)	6/20/23	682,004	(237,952)	444,052
Philippines	Barclays Bank PLC	1,000	1.00	(1)	3/20/16	(1,795)	(866)	(2,661)
Philippines	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(2,512)	(865)	(3,377)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(2,871)	(766)	(3,637)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(2,871)	(1,145)	(4,016)
Philippines	Barclays Bank PLC	2,100	1.00	(1)	3/20/16	(3,769)	(1,413)	(5,182)
Philippines	Barclays Bank PLC	2,500	1.00	(1)	3/20/16	(4,486)	(2,126)	(6,612)
Philippines	Citibank, N.A.	2,000	1.00	(1)	3/20/16	(3,589)	(1,390)	(4,979)
Philippines	Credit Suisse International	8,100	1.00	(1)	12/20/16	(62,925)	(43,409)	(106,334)
Philippines	Goldman Sachs International	2,000	1.00	(1)	3/20/16	(3,589)	(1,430)	(5,019)
Philippines	Standard Chartered Bank	2,600	1.00	(1)	3/20/16	(4,666)	(1,964)	(6,630)
Poland	Bank of America, N.A.	6,200	1.00	(1)	9/20/19	(101,590)	77,413	(24,177)
Poland	Barclays Bank PLC	6,320	1.00	(1)	9/20/18	(99,373)	82,375	(16,998)
Poland	Barclays Bank PLC	3,164	1.00	(1)	9/20/19	(51,844)	41,788	(10,056)
Poland	Citibank, N.A.	693	1.00	(1)	9/20/19	(11,355)	8,920	(2,435)
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(5,967)	9,434	3,467
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(5,967)	8,888	2,921
Qatar	Barclays Bank PLC	9,791	1.00	(1)	12/20/18	(118,672)	95,303	(23,369)
Qatar	Barclays Bank PLC	1,200	1.00	(1)	3/20/19	(13,907)	11,913	(1,994)
Qatar	Barclays Bank PLC	2,130	1.00	(1)	9/20/22	10,996	16,734	27,730
Qatar	Barclays Bank PLC	7,680	1.00	(1)	9/20/23	92,793	5,113	97,906
Qatar	Barclays Bank PLC	3,600	1.00	(1)	9/20/23	43,497	13,432	56,929
Qatar	BNP Paribas	539	1.00	(1)	6/20/19	(5,956)	6,655	699
Qatar	Citibank, N.A.	2,020	1.00	(1)	6/20/19	(22,322)	32,647	10,325
Qatar	Deutsche Bank AG	1,740	1.00	(1)	6/20/19	(19,228)	20,250	1,022
Qatar	Deutsche Bank AG	539	1.00	(1)	6/20/19	(5,956)	6,273	317
Qatar	Goldman Sachs International	1,660	1.00	(1)	3/20/19	(19,239)	19,080	(159)
Qatar	Goldman Sachs International	3,330	1.00	(1)	3/20/19	(38,593)	32,218	(6,375)
Qatar	Goldman Sachs International	2,100	1.00	(1)	12/20/23	29,084	(5,719)	23,365
Qatar	Goldman Sachs International	1,730	1.00	(1)	9/20/24	32,954	1,291	34,245
Qatar	JPMorgan Chase Bank, N.A.	580	1.00	(1)	3/20/19	(6,722)	6,292	(430)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00	(1)	6/20/19	(5,636)	8,922	3,286
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00	(1)	6/20/19	(11,404)	13,431	2,027
Qatar	JPMorgan Chase Bank, N.A.	1,520	1.00	(1)	6/20/19	(16,797)	17,173	376
Qatar	Nomura International PLC	620	1.00	(1)	3/20/19	(7,186)	6,150	(1,036)

45

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Qatar	Nomura International PLC	$1,540	1.00	%(1)	3/20/19	$(17,848)	$15,757	$(2,091)
Qatar	Nomura International PLC	5,380	1.00	(1)	9/20/24	102,481	16,081	118,562
Qatar	UBS AG	5,500	1.00	(1)	12/20/23	76,172	(15,179)	60,993
South Africa	Bank of America, N.A.	26,320	1.00	(1)	9/20/22	3,749,032	(1,387,757)	2,361,275
South Africa	Bank of America, N.A.	14,640	1.00	(1)	9/20/22	2,085,328	(696,999)	1,388,329
South Africa	Bank of America, N.A.	7,500	1.00	(1)	9/20/22	1,068,303	(497,547)	570,756
South Africa	Bank of America, N.A.	5,000	1.00	(1)	9/20/22	712,202	(251,711)	460,491
South Africa	Barclays Bank PLC	3,100	1.00	(1)	9/20/22	441,565	(176,575)	264,990
South Africa	BNP Paribas	3,100	1.00	(1)	9/20/22	441,565	(181,422)	260,143
South Africa	BNP Paribas	26,186	1.00	(1)	12/20/25	5,390,609	(4,656,859)	733,750
South Africa	BNP Paribas	15,990	1.00	(1)	12/20/25	3,291,676	(2,971,554)	320,122
South Africa	BNP Paribas	13,330	1.00	(1)	12/20/25	2,744,093	(2,475,792)	268,301
South Africa	BNP Paribas	2,940	1.00	(1)	12/20/25	605,224	(491,425)	113,799
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/22	527,030	(254,874)	272,156
South Africa	Deutsche Bank AG	5,700	1.00	(1)	9/20/22	811,911	(375,806)	436,105
South Africa	Deutsche Bank AG	4,860	1.00	(1)	9/20/22	692,261	(321,803)	370,458
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/22	2,136,607	(993,771)	1,142,836
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/22	437,292	(197,002)	240,290
South Africa	Goldman Sachs International	2,647	1.00	(1)	12/20/22	391,577	(179,165)	212,412
South Africa	HSBC Bank USA, N.A.	7,120	1.00	(1)	12/20/22	1,053,279	(439,179)	614,100
South Africa	HSBC Bank USA, N.A.	2,500	1.00	(1)	12/20/22	369,831	(162,499)	207,332
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/22	142,440	(52,087)	90,353
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/22	1,119,997	(504,332)	615,665
Spain	Bank of America, N.A.	2,400	1.00	(1)	9/20/20	(24,100)	(126,184)	(150,284)
Spain	Barclays Bank PLC	2,421	1.00	(1)	9/20/20	(24,311)	(111,519)	(135,830)
Spain	Barclays Bank PLC	1,100	1.00	(1)	12/20/20	(10,363)	(55,647)	(66,010)
Spain	Barclays Bank PLC	3,900	1.00	(1)	12/20/20	(36,740)	(201,009)	(237,749)
Spain	Barclays Bank PLC	3,200	1.00	(1)	12/20/20	(30,146)	(236,552)	(266,698)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(33,323)	(270,188)	(303,511)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(33,323)	(304,344)	(337,667)
Spain	Barclays Bank PLC	5,000	1.00	(1)	3/20/22	(13,318)	(617,702)	(631,020)
Spain	Credit Suisse International	2,200	1.00	(1)	3/20/21	(17,707)	(178,120)	(195,827)
Spain	Credit Suisse International	5,000	1.00	(1)	6/20/21	(33,323)	(295,007)	(328,330)
Spain	Deutsche Bank AG	3,500	1.00	(1)	12/20/20	(32,972)	(206,884)	(239,856)
Spain	Deutsche Bank AG	10,730	1.00	(1)	6/20/22	(14,502)	(1,924,109)	(1,938,611)
Thailand	Bank of America, N.A.	1,000	1.00	(1)	3/20/16	(1,553)	(201)	(1,754)
Thailand	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(2,174)	(418)	(2,592)
Thailand	Barclays Bank PLC	3,000	1.00	(1)	3/20/16	(4,658)	(121)	(4,779)
Thailand	Citibank, N.A.	7,900	1.00	(1)	12/20/16	(46,938)	(60,639)	(107,577)
Thailand	Citibank, N.A.	6,900	1.00	(1)	3/20/18	(49,021)	1,458	(47,563)
Thailand	Goldman Sachs International	4,100	1.00	(1)	3/20/16	(6,366)	(1,479)	(7,845)

Total						$37,793,703	$(31,792,575)	$6,001,128

46

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At December 31, 2015, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $335,393,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Depreciation

JPMorgan Chase Bank, N.A.	10.76% on TRY 33,123,000 plus USD 15,550,704	3-month USD-LIBOR-BBA on USD 15,550,704 plus TRY 33,123,000	4/8/14/ 4/8/16	$(3,288,659)

				$(3,288,659)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Currency Abbreviations:

AOA	–	Angolan Kwanza
AUD	–	Australian Dollar
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
DOP	–	Dominican Peso
EUR	–	Euro
GEL	–	Georgian Lari
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
NZD	–	New Zealand Dollar

OMR	–	Omani Rial
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

The interim Consolidated Portfolio of Investments and Consolidated Statement of Assets and Liabilities (“Interim Consolidated Statements”) as of December 31, 2015 have been prepared based on accounting policies that are in conformity with accounting principles generally accepted in the United States of America and are consistent with those included in the Portfolio’s October 31, 2015 consolidated financial statements, which are included herein. The Interim Consolidated Statements have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

47

Global Macro Absolute Return Advantage Portfolio

December 31, 2015

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $1,728,857,316)	$1,636,684,562
Affiliated investment, at value (identified cost, $207,539,881)	207,539,881
Cash	29,686,132
Restricted cash*	16,969,881
Foreign currency, at value (identified cost, $2,675,686)	2,692,586
Interest receivable	36,004,522
Interest receivable from affiliated investment	62,331
Receivable for investments sold	6,948,309
Receivable for premiums on written swaptions	783,817
Receivable for variation margin on open centrally cleared swap contracts	479,210
Receivable for open forward commodity contracts	160,114
Receivable for open forward foreign currency exchange contracts	32,984,418
Receivable for open swap contracts	23,847,631
Premium paid on open non-centrally cleared swap contracts	32,685,801
Tax reclaims receivable	22,286
Total assets	$2,027,551,481

Liabilities
Cash collateral due to brokers	$4,172,397
Written options and swaptions outstanding, at value (premiums received, $16,942,160)	16,980,507
Payable for investments purchased	8,838,551
Payable for securities sold short, at value (proceeds, $11,445,622)	11,387,628
Payable for variation margin on open futures contracts	1,658,512
Payable for open forward foreign currency exchange contracts	27,384,981
Payable for open swap contracts	34,210,554
Premium received on open non-centrally cleared swap contracts	11,337,790
Payable to affiliates:
Investment adviser fee	1,564,486
Trustees’ fees	5,667
Interest payable on securities sold short	230,491
Accrued foreign capital gains taxes	253,276
Accrued expenses and other liabilities	715,406
Total liabilities	$118,740,246
Net Assets applicable to investors’ interest in Portfolio	$1,908,811,235

Sources of Net Assets
Investors’ capital	$2,000,574,715
Net unrealized depreciation	(91,763,480)
Total	$1,908,811,235

*	Represents restricted cash on deposit at the custodian and the brokers for open derivative contracts.

48

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments

Foreign Government Bonds — 71.8%

Security		Principal Amount (000’s omitted)	Value

Angola — 1.0%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	19,320	$18,909,450

Total Angola			$18,909,450

Argentina — 1.8%
Republic of Argentina, 8.28%, 12/31/33(2)(3)	USD	17,542	$16,888,806
Republic of Argentina, 8.75%, 5/7/24	USD	16,443	16,681,078

Total Argentina			$33,569,884

Armenia — 1.5%
Republic of Armenia, 6.00%, 9/30/20(1)	USD	1,090	$1,082,353
Republic of Armenia, 7.15%, 3/26/25(1)	USD	28,029	27,886,613

Total Armenia			$28,968,966

Bangladesh — 1.3%
Bangladesh Treasury Bond, 8.50%, 12/7/16	BDT	159,400	$2,113,117
Bangladesh Treasury Bond, 8.75%, 5/7/16	BDT	152,900	1,996,769
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	38,500	504,213
Bangladesh Treasury Bond, 11.48%, 7/4/17	BDT	64,600	899,755
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	178,900	2,498,816
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	173,600	2,441,633
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	92,100	1,299,491
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	395,800	5,545,373
Bangladesh Treasury Bond, 11.62%, 1/2/18	BDT	58,700	831,603
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	103,000	1,474,360
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	83,300	1,201,827
Bangladesh Treasury Bond, 11.75%, 7/10/18	BDT	73,600	1,058,207
Bangladesh Treasury Bond, 11.78%, 10/9/18	BDT	34,700	505,511
Bangladesh Treasury Bond, 11.82%, 3/6/18	BDT	189,300	2,709,674

Total Bangladesh			$25,080,349

Barbados — 1.0%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	18,632	$16,000,230
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	3,039	2,609,741

Total Barbados			$18,609,971

Belarus — 0.8%
Republic of Belarus, 8.95%, 1/26/18(1)	USD	13,645	$14,167,058

Total Belarus			$14,167,058

Security		Principal Amount (000’s omitted)	Value

Colombia — 0.4%
Republic of Colombia, 5.00%, 6/15/45	USD	7,360	$6,568,800

Total Colombia			$6,568,800

Cyprus — 3.5%
Republic of Cyprus, 3.75%, 11/1/15(1)(4)	EUR	18,273	$20,093,910
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	14,216	16,156,009
Republic of Cyprus, 4.625%, 2/3/20(1)(4)	EUR	8,432	10,016,350
Republic of Cyprus, 4.75%, 6/25/19(1)	EUR	16,271	19,364,240

Total Cyprus			$65,630,509

Dominican Republic — 3.0%
Dominican Republic International Bond, 5.50%, 1/27/25(4)	USD	7,375	$7,338,125
Dominican Republic International Bond, 8.625%, 4/20/27(1)	USD	9,370	11,220,575
Dominican Republic International Bond, 8.625%, 4/20/27(4)	USD	1,234	1,477,715
Dominican Republic International Bond, 10.40%, 5/10/19(1)	DOP	576,600	12,989,931
Dominican Republic International Bond, 13.50%, 8/4/17(1)	DOP	24,000	564,931
Dominican Republic International Bond, 14.00%, 6/8/18(1)	DOP	591,100	14,379,904
Dominican Republic International Bond, 15.00%, 4/5/19(1)	DOP	174,300	4,414,320
Dominican Republic International Bond, 16.00%, 2/10/17(1)	DOP	157,400	3,752,465

Total Dominican Republic			$56,137,966

Ecuador — 7.2%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	68,770	$52,609,050
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	20,283	15,516,495
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	44,601	44,043,487
Republic of Ecuador, 10.50%, 3/24/20(4)	USD	27,476	22,805,080

Total Ecuador			$134,974,112

Georgia — 0.1%
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	650	$264,691
Republic of Georgia, 6.875%, 4/12/21(1)	USD	2,090	2,239,958

Total Georgia			$2,504,649

Iceland — 3.4%
Republic of Iceland, 6.00%, 10/13/16	ISK	112,797	$639,689
Republic of Iceland, 6.25%, 2/5/20	ISK	3,353,930	24,691,449

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Iceland (continued)
Republic of Iceland, 6.50%, 1/24/31	ISK	355,681	$2,263,183
Republic of Iceland, 7.25%, 10/26/22	ISK	2,012,056	13,377,436
Republic of Iceland, 8.00%, 6/12/25	ISK	1,455,434	10,523,519
Republic of Iceland, 8.75%, 2/26/19	ISK	2,104,092	13,006,995

Total Iceland			$64,502,271

India — 5.8%
India Government Bond, 7.16%, 5/20/23	INR	1,798,440	$26,660,067
India Government Bond, 8.12%, 12/10/20	INR	1,096,550	17,072,283
India Government Bond, 8.15%, 11/24/26	INR	1,000,000	15,726,100
India Government Bond, 8.28%, 9/21/27	INR	729,000	11,495,084
India Government Bond, 8.40%, 7/28/24	INR	150,000	2,383,734
India Government Bond, 8.60%, 6/2/28	INR	733,330	11,880,496
India Government Bond, 8.83%, 11/25/23	INR	1,459,470	23,610,403

Total India			$108,828,167

Indonesia — 0.3%
Republic of Indonesia, 3.375%, 7/30/25(4)	EUR	4,915	$5,174,538

Total Indonesia			$5,174,538

Iraq — 2.3%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	58,493	$43,284,820

Total Iraq			$43,284,820

Ivory Coast — 0.9%
Ivory Coast, 5.75%, 12/31/32(1)	USD	3,564	$3,185,325
Ivory Coast, 6.375%, 3/3/28(4)	USD	15,800	14,618,160

Total Ivory Coast			$17,803,485

Kazakhstan — 2.6%
Kazakhstan Government International Bond, 5.125%, 7/21/25(4)	USD	43,155	$43,155,000
Kazakhstan Government International Bond, 6.50%, 7/21/45(4)	USD	5,840	5,752,400

Total Kazakhstan			$48,907,400

Kenya — 0.6%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	394,300	$3,142,615
Kenya Treasury Bond, 11.855%, 5/22/17	KES	81,200	737,562
Republic of Kenya, 6.875%, 6/24/24(1)	USD	7,656	7,133,478

Total Kenya			$11,013,655

Security		Principal Amount (000’s omitted)	Value

Lebanon — 3.5%
Lebanese Republic, 4.50%, 4/22/16	USD	18,892	$19,131,928
Lebanese Republic, 8.50%, 1/19/16(1)	USD	35,918	36,325,310
Lebanon Treasury Note, 6.18%, 7/28/16	LBP	4,656,650	3,124,349
Lebanon Treasury Note, 6.50%, 12/10/15	LBP	6,484,640	4,308,689
Lebanon Treasury Note, 6.50%, 12/27/15	LBP	4,335,590	2,883,063

Total Lebanon			$65,773,339

Macedonia — 3.4%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	21,932	$23,345,770
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	34,672	36,810,166
Republic of Macedonia, 4.625%, 12/8/15	EUR	3,151	3,477,347

Total Macedonia			$63,633,283

Mongolia — 1.0%
Mongolia International Bond, 4.125%, 1/5/18(1)	USD	5,022	$4,758,345
Mongolia International Bond, 5.125%, 12/5/22(1)	USD	16,272	13,687,730

Total Mongolia			$18,446,075

New Zealand — 3.1%
New Zealand Government Bond, 2.00%, 9/20/25(1)(5)	NZD	32,282	$21,916,809
New Zealand Government Bond, 3.00%, 9/20/30(1)(5)	NZD	49,330	36,963,725

Total New Zealand			$58,880,534

Nigeria — 1.0%
Republic of Nigeria, 5.125%, 7/12/18(1)	USD	19,194	$19,074,037

Total Nigeria			$19,074,037

Pakistan — 1.7%
Islamic Republic of Pakistan, 7.125%, 3/31/16(1)	USD	3,216	$3,256,155
Islamic Republic of Pakistan, 7.25%, 4/15/19(4)	USD	8,752	9,126,586
Islamic Republic of Pakistan, 8.25%, 4/15/24(1)	USD	10,843	11,637,250
Islamic Republic of Pakistan, 8.25%, 4/15/24(4)	USD	6,666	7,154,284

Total Pakistan			$31,174,275

Romania — 2.0%
Romania Government Bond, 5.80%, 7/26/27	RON	52,890	$15,539,165
Romania Government Bond, 5.85%, 4/26/23	RON	74,720	21,911,455

Total Romania			$37,450,620

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Rwanda — 1.0%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	19,052	$18,522,431

Total Rwanda			$18,522,431

Serbia — 6.4%
Serbia Treasury Bond, 10.00%, 1/30/16	RSD	971,790	$9,013,340
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	1,139,950	10,609,667
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	216,400	2,081,525
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	1,566,080	15,293,551
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	1,573,120	15,404,578
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	717,870	7,135,836
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	212,970	2,120,597
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,465,610	15,271,644
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	4,167,590	43,258,192

Total Serbia			$120,188,930

Sri Lanka — 2.6%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	17,349	$16,749,592
Republic of Sri Lanka, 6.00%, 1/14/19(1)	USD	2,530	2,549,850
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	5,972	6,025,748
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	5,770	5,752,823
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	1,815,910	13,161,265
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	668,980	5,067,157

Total Sri Lanka			$49,306,435

Tanzania — 1.8%
United Republic of Tanzania, 6.538%, 3/9/20(1)(6)	USD	35,348	$34,596,855

Total Tanzania			$34,596,855

Thailand — 1.2%
Kingdom of Thailand, 1.25%, 3/12/28(1)(5)	THB	921,159	$22,123,794

Total Thailand			$22,123,794

Tunisia — 0.0%(7)
Banque Centrale de Tunisie SA, 5.75%, 1/30/25(1)	USD	936	$881,532

Total Tunisia			$881,532

Uganda — 0.0%(7)
Uganda Government Bond, 13.25%, 11/5/15	UGX	1,357,800	$381,925

Total Uganda			$381,925

Security		Principal Amount (000’s omitted)	Value

Venezuela — 3.7%
Bolivarian Republic of Venezuela, 5.75%, 2/26/16(1)(3)	USD	10,163	$9,273,738
Bolivarian Republic of Venezuela, 7.65%, 4/21/25(1)	USD	5,612	2,146,590
Bolivarian Republic of Venezuela, 9.25%, 9/15/27(3)	USD	63,991	28,316,017
Bolivarian Republic of Venezuela, 11.95%, 8/5/31(1)(3)	USD	65,501	29,802,955

Total Venezuela			$69,539,300

Zambia — 1.9%
Republic of Zambia, 5.375%, 9/20/22(1)	USD	5,069	$3,782,336
Republic of Zambia, 8.50%, 4/14/24(4)	USD	22,208	18,843,710
Republic of Zambia, 8.97%, 7/30/27(4)	USD	14,419	12,184,055

Total Zambia			$34,810,101

Total Foreign Government Bonds (identified cost $1,423,013,023)			$1,349,419,516

Foreign Corporate Bonds — 2.9%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.4%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(6)	USD	7,400	$7,104,000

Total Azerbaijan			$7,104,000

Georgia — 1.0%
Bank of Georgia JSC, 7.75%, 7/5/17(1)	USD	17,657	$18,426,492

Total Georgia			$18,426,492

India — 0.9%
Food Corp. of India, 9.95%, 3/7/22	INR	500,000	$8,312,052
Mahanagar Telephone Nigam, Ltd., 8.24%, 11/19/24	INR	113,000	1,756,779
Mahanagar Telephone Nigam, Ltd., 8.29%, 11/28/24	INR	400,000	6,204,606

Total India			$16,273,437

Russia — 0.6%
Gazprom OAO Via Gaz Capital SA, 3.755%, 3/15/17(1)	EUR	8,268	$9,175,727

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Russia (continued)
Sberbank of Russia Via SB Capital SA, 5.40%, 3/24/17(1)	USD	2,351	$2,409,775

Total Russia			$11,585,502

Total Foreign Corporate Bonds (identified cost $53,966,665)			$53,389,431

Sovereign Loans — 0.5%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.5%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 3.98%, Maturing August 1, 2021(8)(9)(10)(11)		$9,700	$9,122,070

Total Ethiopia			$9,122,070

Total Sovereign Loans (identified cost $9,007,455)			$9,122,070

Collateralized Mortgage Obligations — 0.8%

Security		Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2770, (Interest Only), Class SH, 6.904%, 3/15/34(12)(13)		$3,359	$697,161
Series 3572, (Interest Only), Class JS, 6.604%, 9/15/39(12)(13)		6,146	970,105
Series 3586, (Interest Only), Class GS, 6.054%, 10/15/39(12)(13)		6,846	1,163,481

			$2,830,747

Federal National Mortgage Association:
Series 2005-85, (Interest Only), Class SC, 6.303%, 10/25/35(12)(13)		$10,252	$1,993,394
Series 2006-56, (Interest Only), Class CS, 7.013%, 7/25/36(12)(13)		4,704	998,447
Series 2006-72, (Interest Only), Class GI, 6.383%, 8/25/36(12)(13)		15,255	2,688,619
Series 2006-96, (Interest Only), Class SM, 7.053%, 10/25/36(12)(13)		10,359	2,082,566
Series 2007-36, (Interest Only), Class SG, 6.403%, 4/25/37(12)(13)		7,126	1,299,629

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(13)	$2,880	$169,868
Series 2010-109, (Interest Only), Class PS, 6.403%, 10/25/40(12)(13)	8,400	1,483,691
Series 2010-147, (Interest Only), Class KS, 5.753%, 1/25/41(12)(13)	7,237	1,185,382

		$11,901,596

Total Collateralized Mortgage Obligations (identified cost $11,371,845)		$14,732,343

Common Stocks — 1.9%

Security	Shares	Value

Iceland — 1.0%
Eimskipafelag Islands HF	1,345,775	$2,749,844
Hagar HF	8,111,180	2,832,195
HB Grandi HF	8,178,396	2,725,284
Icelandair Group HF	15,294,491	4,103,429
Marel HF	2,108,527	3,746,780
Reitir Fasteignafelag HF(14)	4,478,610	2,953,465

Total Iceland		$19,110,997

Romania — 0.4%
Banca Transilvania(14)	2,355,800	$1,480,376
BRD-Groupe Societe Generale SA(14)	462,800	1,342,805
Electrica SA	387,200	1,129,727
OMV Petrom SA	12,626,000	1,016,239
Societatea Nationala de Gaze Naturale ROMGAZ SA	132,300	957,283
Societatea Nationala Nuclearelectrica SA	165,000	282,160
Transelectrica SA	190,300	1,222,018
Transgaz SA Medias	18,500	1,215,225

Total Romania		$8,645,833

Singapore — 0.5%
Yoma Strategic Holdings, Ltd.(14)	28,302,666	$8,672,103

Total Singapore		$8,672,103

Total Common Stocks (identified cost $40,720,282)		$36,428,933

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Investment Funds — 0.4%

Security	Shares	Value

Romania — 0.4%
Fondul Proprietatea SA	40,343,321	$8,199,695

Total Investment Funds (identified cost $10,062,768)		$8,199,695

Currency Options Purchased — 1.7%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Call INR/Put USD	JPMorgan Chase Bank, N.A.	INR	2,802,889	INR	65.58	1/4/16	$348,075
Call INR/Put USD	Standard Chartered Bank	INR	2,011,136	INR	65.52	1/4/16	238,040
Put CNH/Call USD	Citibank, N.A.	CNH	151,241	CNH	6.34	6/7/16	582,888
Put CNH/Call USD	Deutsche Bank AG	CNH	150,481	CNH	6.40	7/27/16	559,447
Put CNH/Call USD	Goldman Sachs International	CNH	163,993	CNH	6.39	7/27/16	616,985
Put CNH/Call USD	Standard Chartered Bank	CNH	187,110	CNH	6.34	6/7/16	721,128
Put CNH/Call USD	Standard Chartered Bank	CNH	170,917	CNH	6.39	7/27/16	641,841
Put CNH/Call USD	Standard Chartered Bank	CNH	165,452	CNH	6.47	6/15/17	996,935
Put CNH/Call USD	Standard Chartered Bank	CNH	177,384	CNH	6.47	6/15/17	1,065,457
Put EUR/Call USD	Deutsche Bank AG	EUR	46,612	USD	1.10	11/1/16	1,896,588
Put EUR/Call USD	Deutsche Bank AG	EUR	42,731	USD	1.18	11/1/16	3,675,635
Put EUR/Call USD	Deutsche Bank AG	EUR	35,584	USD	1.28	11/1/16	5,933,489
Put EUR/Call USD	Goldman Sachs International	EUR	61,159	USD	1.06	11/10/15	19,810
Put EUR/Call USD	Goldman Sachs International	EUR	67,883	USD	1.10	12/10/15	890,270
Put EUR/Call USD	Goldman Sachs International	EUR	43,087	USD	1.19	10/29/19	4,306,983
Put EUR/Call USD	Goldman Sachs International	EUR	32,996	USD	1.38	10/29/19	7,233,793
Put EUR/Call USD	JPMorgan Chase Bank, N.A.	EUR	61,223	USD	1.06	11/10/15	17,862
Put GBP/Call USD	BNP Paribas	GBP	8,583	USD	1.52	11/10/15	10,580
Put GBP/Call USD	Goldman Sachs International	GBP	35,143	USD	1.52	11/10/15	43,322

Put JPY/Call USD	Deutsche Bank AG	JPY	4,012,610	JPY	120.21	1/6/16	522,530
Put JPY/Call USD	Goldman Sachs International	JPY	2,777,520	JPY	120.00	11/11/15	204,310
Put JPY/Call USD	Goldman Sachs International	JPY	4,703,760	JPY	120.27	1/6/16	602,098

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put JPY/Call USD	JPMorgan Chase Bank, N.A.	JPY	3,212,880	JPY	120.00	11/11/15	$236,334
Put JPY/Call USD	Standard Chartered Bank	JPY	4,704,180	JPY	120.25	1/6/16	605,617

Total Currency Options Purchased (identified cost $27,448,276)							$31,970,017

Call Options Purchased — 0.3%

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value

Hang Seng Index	Citibank, N.A.	394	HK	D 14,000.00	12/30/15	$16,401
Hang Seng Index	Deutsche Bank AG	605	HK	D 11,800.00	12/30/15	247,660
Nikkei 225 Index	Deutsche Bank AG	210	JPY	20,000.00	11/13/15	73,819
Nikkei 225 Index	Goldman Sachs International	221	JPY	16,000.00	5/13/16	5,793,112

Total Call Options Purchased (identified cost $7,061,467)						$6,130,992

Interest Rate Swaptions Purchased — 0.0%(7)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.84%	Goldman Sachs International	8/18/16	SAR 76,309	$134,500
Option to receive 3-month Saudi Riyal Interbank Offered Rate and pay 2.88%	Goldman Sachs International	8/18/16	SAR 156,148	256,365

Total Interest Rate Swaptions Purchased (identified cost $743,790)				$390,865

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Short-Term Investments — 17.7%

Foreign Government Securities — 4.2%

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.8%
Iceland Treasury Bill, 0.00%, 11/16/15	ISK	193,340	$1,088,219
Iceland Treasury Bill, 0.00%, 12/15/15	ISK	284,976	1,596,008
Iceland Treasury Bill, 0.00%, 1/15/16	ISK	1,521,270	8,482,235
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	626,230	3,480,643

Total Iceland			$14,647,105

Lebanon — 3.4%
Lebanon Treasury Bill, 0.00%, 11/12/15	LBP	10,003,900	$6,626,149
Lebanon Treasury Bill, 0.00%, 11/26/15	LBP	7,058,400	4,667,924
Lebanon Treasury Bill, 0.00%, 12/24/15	LBP	9,081,700	5,985,515
Lebanon Treasury Bill, 0.00%, 1/7/16	LBP	8,152,230	5,364,006
Lebanon Treasury Bill, 0.00%, 1/14/16	LBP	28,502,800	18,741,049
Lebanon Treasury Bill, 0.00%, 1/28/16	LBP	10,978,760	7,207,064
Lebanon Treasury Bill, 0.00%, 2/4/16	LBP	2,832,740	1,857,876
Lebanon Treasury Bill, 0.00%, 2/11/16	LBP	4,000,000	2,620,914
Lebanon Treasury Bill, 0.00%, 2/18/16	LBP	2,746,900	1,798,754
Lebanon Treasury Bill, 0.00%, 3/3/16	LBP	4,884,100	3,193,076
Lebanon Treasury Bill, 0.00%, 9/22/16	LBP	4,654,510	2,966,899
Lebanon Treasury Bill, 0.00%, 10/6/16	LBP	5,155,520	3,276,000

Total Lebanon			$64,305,226

Total Foreign Government Securities (identified cost $78,863,447)			$78,952,331

U.S. Treasury Obligations — 4.3%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/17/15(15)		$30,500	$30,499,481
U.S. Treasury Bill, 0.00%, 1/7/16(15)		15,000	14,998,275
U.S. Treasury Bill, 0.00%, 3/24/16(15)		35,000	34,982,115

Total U.S. Treasury Obligations (identified cost $80,495,341)			$80,479,871

Repurchase Agreements — 0.3%
Description		Principal Amount (000’s omitted)	Value

Bank of America, N.A.:
Dated 10/27/15 with a maturity date of 11/20/15, an interest rate of 0.32% payable by the Portfolio and repurchase proceeds of EUR 4,861,006, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,136,790.	EUR	4,862	$5,346,500

Total Repurchase Agreements (identified cost $5,368,864)			$5,346,500

Other — 8.9%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(16)		$167,896	$167,895,836

Total Other (identified cost $167,895,836)			$167,895,836

Total Short-Term Investments (identified cost $332,623,488)			$332,674,538

Total Investments — 98.0% (identified cost $1,916,019,059)			$1,842,458,400

Less Unfunded Loan Commitments — (0.0)%(7)			$(584,358)

Net Investments — 98.0% (identified cost $1,915,434,701)			$1,841,874,042

Currency Options Written — (1.3)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put CNH/Call USD	Goldman Sachs International	CNH	163,993	CNH	6.39	7/27/16	$(616,985)
Put CNH/Call USD	Goldman Sachs International	CNH	150,481	CNH	6.40	7/27/16	(559,447)
Put CNH/Call USD	Standard Chartered Bank	CNH	187,110	CNH	6.34	6/7/16	(721,128)
Put CNH/Call USD	Standard Chartered Bank	CNH	170,917	CNH	6.39	7/27/16	(641,841)
Put EUR/Call USD	Deutsche Bank AG	EUR	42,731	USD	1.18	11/1/16	(3,675,635)
Put EUR/Call USD	Deutsche Bank AG	EUR	35,584		USD 1.28	11/1/16	(5,933,489)

54	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Description	Counter party	Principal Amount of Contracts (000’ s omitted)		Strike Price		Expiration Date	Value

Put EUR/Call USD	Goldman Sachs International	EUR	43,087		USD 1.19	10/29/19	(4,306,983)
Put EUR/Call USD	Goldman Sachs International	EUR	32,996		USD 1.38	10/29/19	(7,233,793)
Put GBP/Call USD	BNP Paribas	GBP	8,583		USD 1.52	11/10/15	(10,580)
Put GBP/Call USD	Goldman Sachs International	GBP	35,143		USD 1.52	11/10/15	(43,322)
Put JPY/Call USD	Goldman Sachs International	JPY	2,777,520		JPY 120.00	11/11/15	(204,310)
Put JPY/Call USD	JPMorgan Chase Bank, N.A.	JPY	3,212,880		JPY 120.00	11/11/15	(236,334)

Total Currency Options Written (premiums received $27,778,456)							$(24,183,847)

Call Options Written — (0.3)%

Description	Counter party	Number of Contracts		Strike Price		Expiration Date	Value

Nikkei 225 Index	Goldman Sachs International		210	JPY	20,000.00	11/13/15	$(73,819)
Nikkei 225 Index	Goldman Sachs International		221	JPY	16,000.00	5/13/16	(5,793,112)

Total Call Options Written (premiums received $6,053,681)							$(5,866,931)

Interest Rate Swaptions Written — (0.0)%(7)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to pay 3-month USD-LIBOR-BBA Rate and receive 1.98%	Goldman Sachs International	8/18/16	$20,108	$(127,776)
Option to pay 3-month USD-LIBOR-BBA Rate and receive 2.01%	Morgan Stanley & Co. International PLC	8/18/16	40,651	(245,704)

Total Interest Rate Swaptions Written (premium received $783,817)				$(373,480)

Securities Sold Short — (0.3)%

Foreign Government Bonds — (0.3)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.3)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,084,682)

Total Spain			$(5,084,682)

Total Foreign Government Bonds (proceeds $5,083,801)			$(5,084,682)

Total Securities Sold Short (proceeds $5,083,801)			$(5,084,682)

Other Assets, Less Liabilities — 3.9%			$72,643,293

Net Assets — 100.0%			$1,879,008,395

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $703,783,826 or 37.5% of the Portfolio’s net assets.

(2)	Defaulted security.

(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(4)

Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $232,676,315 or 12.4% of the Portfolio’s net assets.

(5)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(9)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(10)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(11)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents a weighted average rate at October 31, 2015.

55	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

(12)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2015.

(13)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(14)	Non-income producing.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Forward Commodity Contracts(1)
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation

12/2/15	Gold 8,388 Troy Ounces	United States Dollar 9,970,375	Citibank, N.A.	$389,928
12/2/15	Gold 3,113 Troy Ounces	United States Dollar 3,704,079	Merrill Lynch International	147,947

				$537,875

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	42,183,676	HUF	13,064,917,273	JPMorgan Chase Bank, N.A.	11/3/15	$145,592	$—
EUR	32,758,747	PLN	140,305,712	BNP Paribas	11/3/15	—	(284,547)
HUF	13,064,917,273	EUR	42,146,304	JPMorgan Chase Bank, N.A.	11/3/15	—	(104,496)
PLN	40,313,596	EUR	9,486,780	JPMorgan Chase Bank, N.A.	11/3/15	40	—
PLN	99,992,116	EUR	24,026,748	JPMorgan Chase Bank, N.A.	11/3/15	—	(545,488)
USD	4,198,783	EUR	3,801,042	Deutsche Bank AG	11/4/15	18,917	—
USD	1,731,286	EUR	1,560,320	Deutsche Bank AG	11/4/15	15,459	—
USD	1,723,902	EUR	1,557,274	Deutsche Bank AG	11/4/15	11,425	—
USD	1,669,897	EUR	1,518,088	Deutsche Bank AG	11/4/15	511	—
AUD	45,259,701	USD	32,564,355	Australia and New Zealand Banking Group Limited	11/5/15	—	(293,028)
AUD	8,585,299	USD	6,167,679	Morgan Stanley & Co. International PLC	11/5/15	—	(46,141)
USD	32,803,552	AUD	45,259,701	Australia and New Zealand Banking Group Limited	11/5/15	532,226	—
USD	16,604,812	AUD	22,935,299	Morgan Stanley & Co. International PLC	11/5/15	251,357	—
USD	25,549,671	AUD	36,166,539	Morgan Stanley & Co. International PLC	11/5/15	—	(237,998)
TRY	27,124,000	USD	9,301,496	Bank of America, N.A.	11/6/15	—	(8,927)
TRY	81,976,000	USD	28,070,416	Nomura International PLC	11/6/15	14,219	—
PHP	727,378,000	USD	15,389,358	Bank of America, N.A.	11/9/15	143,946	—
PHP	954,952,000	USD	20,221,323	BNP Paribas	11/9/15	171,869	—
PHP	712,125,000	USD	15,066,646	Citibank, N.A.	11/9/15	140,927	—
TRY	54,506,000	USD	18,962,302	BNP Paribas	11/9/15	—	(305,512)
USD	25,398,724	PHP	1,173,990,000	Bank of America, N.A.	11/9/15	327,932	—
USD	19,674,832	PHP	909,961,000	Citibank, N.A.	11/9/15	242,432	—
USD	6,683,974	PHP	310,504,000	JPMorgan Chase Bank, N.A.	11/9/15	53,098	—
USD	4,460,554	THB	161,026,000	Standard Chartered Bank	11/9/15	—	(65,778)
EUR	26,290,000	USD	28,952,914	Standard Chartered Bank	11/10/15	—	(40,741)
NZD	548,668	USD	350,393	Goldman Sachs International	11/10/15	20,951	—
NZD	6,522,000	USD	4,350,347	JPMorgan Chase Bank, N.A.	11/10/15	63,807	—

56	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	4,009,428	EUR	3,600,000	Standard Chartered Bank	11/10/15	$50,363	$—
USD	67,707,308	EUR	62,032,000	Standard Chartered Bank	11/10/15	—	(511,783)
USD	10,015,643	NZD	15,420,900	Goldman Sachs International	11/10/15	—	(421,374)
USD	8,971,710	NZD	13,905,316	Standard Chartered Bank	11/10/15	—	(439,545)
USD	7,653,354	THB	271,828,000	Deutsche Bank AG	11/10/15	12,735	—
PHP	275,469,000	USD	5,975,466	Goldman Sachs International	11/12/15	—	(93,147)
USD	5,956,086	PHP	275,469,000	Citibank, N.A.	11/12/15	73,768	—
USD	5,302,294	THB	193,030,000	Deutsche Bank AG	11/16/15	—	(122,243)
USD	1,001,455	THB	36,486,000	JPMorgan Chase Bank, N.A.	11/16/15	—	(23,876)
USD	10,583,018	TWD	344,001,000	Bank of America, N.A.	11/16/15	—	(11,196)
USD	12,484,479	TWD	405,808,000	BNP Paribas	11/16/15	—	(13,207)
USD	13,444,824	TWD	437,024,000	Goldman Sachs International	11/16/15	—	(14,223)
JPY	2,317,465,000	USD	19,247,728	JPMorgan Chase Bank, N.A.	11/17/15	—	(40,722)
USD	3,594,253	EUR	3,181,673	JPMorgan Chase Bank, N.A.	11/17/15	94,929	—
USD	3,656,211	EUR	3,256,223	JPMorgan Chase Bank, N.A.	11/17/15	74,894	—
USD	1,832,969	EUR	1,610,577	JPMorgan Chase Bank, N.A.	11/17/15	61,595	—
USD	2,333,385	EUR	2,070,213	JPMorgan Chase Bank, N.A.	11/17/15	56,486	—
USD	1,323,610	EUR	1,162,990	JPMorgan Chase Bank, N.A.	11/17/15	44,509	—
USD	1,142,577	EUR	1,005,099	JPMorgan Chase Bank, N.A.	11/17/15	37,132	—
USD	3,753,994	EUR	3,396,785	JPMorgan Chase Bank, N.A.	11/17/15	18,082	—
USD	892,229	EUR	808,285	JPMorgan Chase Bank, N.A.	11/17/15	3,246	—
USD	18,645,477	JPY	2,317,465,000	JPMorgan Chase Bank, N.A.	11/17/15	—	(561,529)
CLP	10,193,277,000	USD	14,764,306	BNP Paribas	11/18/15	—	(46,029)
USD	14,619,047	CLP	10,193,277,000	BNP Paribas	11/18/15	—	(99,229)
USD	17,349,775	RON	68,887,281	BNP Paribas	11/18/15	269,946	—
USD	675,682	RON	2,682,797	BNP Paribas	11/18/15	10,513	—
MXN	971,889,000	USD	58,586,352	Standard Chartered Bank	11/19/15	187,276	—
USD	35,517,535	NZD	54,437,592	Standard Chartered Bank	11/19/15	—	(1,301,201)
CNH	68,980,000	USD	10,615,574	Bank of America, N.A.	11/20/15	273,988	—
CNH	68,100,000	USD	10,484,181	Deutsche Bank AG	11/20/15	266,459	—
CNH	86,954,000	USD	13,376,510	Goldman Sachs International	11/20/15	350,527	—
SGD	29,710,000	USD	20,837,907	Bank of America, N.A.	11/20/15	356,890	—
SGD	26,412,000	USD	18,539,941	Goldman Sachs International	11/20/15	302,098	—
SGD	23,630,000	USD	16,576,803	Goldman Sachs International	11/20/15	280,587	—
USD	10,702,040	CNH	68,980,000	Bank of America, N.A.	11/20/15	—	(187,522)
USD	10,562,233	CNH	68,100,000	Deutsche Bank AG	11/20/15	—	(188,407)
USD	13,487,514	CNH	86,954,000	Goldman Sachs International	11/20/15	—	(239,523)
USD	32,477,051	SGD	45,640,000	Bank of America, N.A.	11/20/15	—	(82,038)
USD	35,601,878	SGD	50,042,000	Goldman Sachs International	11/20/15	—	(97,550)
CAD	53,213,000	USD	40,992,042	State Street Bank and Trust Company	11/23/15	—	(302,463)
CAD	47,658,000	USD	36,944,043	State Street Bank and Trust Company	11/23/15	—	(502,122)
PHP	593,500,000	USD	12,722,401	Goldman Sachs International	11/23/15	—	(51,877)
USD	75,991,412	CAD	100,871,000	State Street Bank and Trust Company	11/23/15	—	(1,140,089)
USD	12,831,045	PHP	593,500,000	BNP Paribas	11/23/15	160,522	—
USD	4,200,639	PLN	15,786,000	Standard Chartered Bank	11/24/15	118,431	—
USD	60,103,111	EUR	54,080,199	Goldman Sachs International	11/25/15	617,651	—

57	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	6,522,738	EUR	5,769,057	Goldman Sachs International	11/25/15	$177,070	$—
USD	1,709,617	EUR	1,474,392	Goldman Sachs International	11/25/15	87,861	—
USD	846,853	EUR	766,544	Goldman Sachs International	11/25/15	3,693	—
USD	6,886,553	RON	27,157,122	BNP Paribas	11/25/15	154,423	—
USD	3,352,453	RON	12,901,579	BNP Paribas	11/25/15	154,208	—
USD	3,478,654	RON	13,486,742	BNP Paribas	11/25/15	135,350	—
USD	2,652,710	RON	10,325,370	BNP Paribas	11/25/15	93,096	—
USD	8,329,222	TWD	273,490,000	Australia and New Zealand Banking Group Limited	11/25/15	—	(92,178)
USD	5,078,925	TWD	167,249,000	BNP Paribas	11/25/15	—	(71,065)
USD	7,175,091	TWD	235,630,000	JPMorgan Chase Bank, N.A.	11/25/15	—	(80,510)
EUR	14,608,000	USD	17,498,700	HSBC Bank USA, N.A.	11/27/15	—	(1,430,238)
USD	18,384,168	EUR	14,608,000	Standard Chartered Bank	11/27/15	2,315,707	—
USD	11,319,112	TWD	366,660,000	BNP Paribas	11/30/15	29,746	—
USD	8,929,288	TWD	289,300,000	JPMorgan Chase Bank, N.A.	11/30/15	21,816	—
ZMW	15,022,000	USD	1,938,323	Standard Chartered Bank	11/30/15	—	(758,369)
EUR	791,139	USD	873,497	Standard Chartered Bank	12/2/15	—	(3,207)
EUR	2,797,203	USD	3,093,539	Standard Chartered Bank	12/2/15	—	(16,486)
EUR	7,755,135	USD	8,671,870	Standard Chartered Bank	12/2/15	—	(140,861)
USD	126,273,855	EUR	109,567,734	Standard Chartered Bank	12/2/15	5,744,264	—
USD	13,559,840	EUR	11,998,000	Standard Chartered Bank	12/2/15	361,483	—
USD	11,247,393	TWD	372,120,000	Bank of America, N.A.	12/2/15	—	(209,697)
USD	8,863,877	TWD	293,350,000	Deutsche Bank AG	12/2/15	—	(167,988)
USD	5,627,142	TWD	186,174,000	Goldman Sachs International	12/2/15	—	(104,913)
GBP	24,983,249	EUR	33,783,289	BNP Paribas	12/3/15	1,343,508	—
GBP	24,805,057	EUR	33,747,000	Morgan Stanley & Co. International PLC	12/3/15	1,108,778	—
ZMW	15,312,000	USD	1,953,061	ICBC Standard Bank plc	12/3/15	—	(752,145)
ZMW	25,454,000	USD	3,254,987	ICBC Standard Bank plc	12/3/15	—	(1,258,637)
USD	27,246,800	EUR	24,390,000	Goldman Sachs International	12/4/15	415,690	—
USD	9,242,275	EUR	8,206,500	Goldman Sachs International	12/4/15	214,415	—
ZMW	14,361,000	USD	1,853,032	Standard Chartered Bank	12/4/15	—	(727,228)
ZMW	15,214,000	USD	1,953,017	ICBC Standard Bank plc	12/8/15	—	(762,562)
INR	953,970,000	USD	14,559,982	Australia and New Zealand Banking Group Limited	12/9/15	—	(55,551)
INR	785,620,000	USD	12,019,890	Australia and New Zealand Banking Group Limited	12/9/15	—	(75,100)
USD	30,833,805	INR	2,031,550,000	Bank of America, N.A.	12/9/15	—	(54,458)
USD	26,161,075	INR	1,723,939,000	Deutsche Bank AG	12/9/15	—	(50,182)
USD	9,680,516	INR	631,765,000	Standard Chartered Bank	12/9/15	74,982	—
TRY	214,400	USD	68,598	Standard Chartered Bank	12/11/15	4,110	—
USD	2,232,267	TRY	6,976,840	Standard Chartered Bank	12/11/15	—	(133,743)
USD	9,658,012	TRY	30,185,633	Standard Chartered Bank	12/11/15	—	(578,646)
USD	11,578,123	NZD	18,495,404	Deutsche Bank AG	12/15/15	—	(907,349)
CHF	73,295,000	USD	75,862,961	BNP Paribas	12/16/15	—	(1,603,470)
SEK	630,178,000	USD	76,338,946	BNP Paribas	12/16/15	—	(2,502,471)
USD	75,914,820	CHF	73,295,000	BNP Paribas	12/16/15	1,655,329	—
USD	15,697,434	EUR	14,055,725	Goldman Sachs International	12/16/15	230,494	—
USD	643,166	EUR	564,775	Goldman Sachs International	12/16/15	21,687	—
USD	461,646	EUR	409,496	Goldman Sachs International	12/16/15	11,036	—

58	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	912,194	EUR	818,993	Goldman Sachs International	12/16/15	$10,973	$—
USD	321,185	EUR	282,388	Goldman Sachs International	12/16/15	10,445	—
USD	631,503	EUR	564,775	Goldman Sachs International	12/16/15	10,024	—
USD	30,648,323	EUR	27,442,983	Standard Chartered Bank	12/16/15	450,026	—
USD	6,097,222	EUR	5,371,292	Standard Chartered Bank	12/16/15	186,645	—
USD	51,904,008	SEK	433,004,000	BNP Paribas	12/16/15	1,169,948	—
USD	23,560,325	SEK	197,174,000	BNP Paribas	12/16/15	457,910	—
EUR	49,472,323	HUF	15,476,921,500	Deutsche Bank AG	12/17/15	—	(293,430)
HUF	15,476,921,500	EUR	49,648,323	Deutsche Bank AG	12/17/15	99,754	—
PLN	144,651,000	EUR	34,302,679	Deutsche Bank AG	12/17/15	—	(363,208)
CAD	50,361,459	USD	39,027,487	Standard Chartered Bank	12/23/15	—	(523,986)
USD	37,925,784	CAD	50,361,459	Standard Chartered Bank	12/23/15	—	(577,717)
USD	66,927,840	EUR	59,192,557	JPMorgan Chase Bank, N.A.	12/23/15	1,781,391	—
ZMW	8,718,000	USD	1,092,481	Citibank, N.A.	12/23/15	—	(415,047)
ZMW	14,426,000	USD	1,816,877	Standard Chartered Bank	12/28/15	—	(698,483)
PHP	147,593,000	USD	3,127,633	BNP Paribas	1/6/16	16,288	—
USD	3,183,628	PHP	147,593,000	Goldman Sachs International	1/6/16	39,707	—
USD	10,176,801	SGD	14,571,143	Standard Chartered Bank	1/6/16	—	(201,851)
ZMW	5,847,000	USD	726,787	BNP Paribas	1/11/16	—	(276,937)
ZMW	16,502,000	USD	1,952,899	ICBC Standard Bank plc	1/11/16	—	(683,286)
TRY	27,756,000	ZAR	138,377,538	Standard Chartered Bank	1/13/16	—	(547,220)
USD	1,099,242	AUD	1,508,000	Goldman Sachs International	1/13/16	27,666	—
USD	3,359,783	TRY	9,146,000	BNP Paribas	1/13/16	286,859	—
USD	6,831,815	TRY	18,610,000	Standard Chartered Bank	1/13/16	579,125	—
ZAR	138,377,538	USD	10,129,015	Standard Chartered Bank	1/13/16	—	(256,181)
ZMW	14,836,000	USD	1,755,740	Standard Chartered Bank	1/14/16	—	(616,452)
USD	25,059,228	EUR	21,901,282	Standard Chartered Bank	1/15/16	942,400	—
USD	1,231,459	EUR	1,080,000	Standard Chartered Bank	1/15/16	42,206	—
ZMW	14,512,000	USD	1,820,828	Citibank, N.A.	1/15/16	—	(707,120)
ZMW	14,916,000	USD	1,755,856	Standard Chartered Bank	1/19/16	—	(614,008)
ZMW	59,316,000	USD	7,266,891	Standard Chartered Bank	1/19/16	—	(2,726,138)
USD	46,041,022	SGD	63,974,000	Goldman Sachs International	1/21/16	491,824	—
RSD	1,561,852,110	EUR	12,298,048	Citibank, N.A.	1/22/16	590,692	—
USD	21,470,688	RON	83,862,360	Citibank, N.A.	1/25/16	682,442	—
USD	5,275,056	THB	187,581,000	Deutsche Bank AG	1/26/16	16,425	—
USD	5,470,595	TWD	177,674,000	Goldman Sachs International	1/26/16	112	—
EUR	7,571,901	USD	8,321,898	Standard Chartered Bank	1/27/16	18,131	—
EUR	2,519,016	USD	2,773,437	Standard Chartered Bank	1/27/16	1,120	—
EUR	3,689,123	USD	4,074,009	Standard Chartered Bank	1/27/16	—	(10,645)
EUR	8,990,381	USD	10,027,781	Standard Chartered Bank	1/27/16	—	(125,375)
USD	31,831,288	EUR	27,984,903	Standard Chartered Bank	1/27/16	1,007,469	—
USD	5,947,107	PEN	19,789,000	BNP Paribas	1/28/16	4,465	—
USD	5,947,107	PEN	19,789,000	Standard Chartered Bank	1/28/16	4,465	—
RSD	765,784,367	EUR	5,980,354	Citibank, N.A.	1/29/16	337,396	—
RSD	103,688,344	EUR	817,860	Citibank, N.A.	1/29/16	36,749	—
RSD	53,535,000	EUR	422,534	Deutsche Bank AG	1/29/16	18,680	—

59	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	24,539,964	TWD	794,420,000	Goldman Sachs International	1/29/16	$80,593	$—
PLN	140,305,712	EUR	32,623,924	BNP Paribas	2/3/16	280,197	—
ZMW	16,444,200	USD	1,952,993	ICBC Standard Bank plc	2/8/16	—	(709,278)
USD	867,524	UYU	26,980,000	HSBC Bank USA, N.A.	2/19/16	—	(20,158)
UYU	26,980,000	USD	972,252	HSBC Bank USA, N.A.	2/19/16	—	(84,571)
ZMW	16,727,000	USD	1,952,948	ICBC Standard Bank plc	2/19/16	—	(695,426)
USD	5,947,153	PEN	20,369,000	Standard Chartered Bank	2/24/16	—	(134,870)
USD	8,920,667	PEN	30,754,000	BNP Paribas	2/26/16	—	(258,307)
CNY	142,690,000	USD	22,343,351	JPMorgan Chase Bank, N.A.	3/2/16	—	(50,016)
CNY	142,691,000	USD	22,343,297	Standard Chartered Bank	3/2/16	—	(49,806)
USD	45,840,655	CNY	285,381,000	Standard Chartered Bank	3/2/16	1,253,830	—
CNY	69,185,000	USD	10,833,007	BNP Paribas	3/7/16	—	(27,885)
CNY	73,914,000	USD	11,574,381	Standard Chartered Bank	3/7/16	—	(30,697)
USD	22,980,408	CNY	143,099,000	Standard Chartered Bank	3/7/16	631,601	—
OMR	8,447,000	USD	21,846,066	BNP Paribas	4/1/16	1,444	—
USD	21,849,457	OMR	8,447,000	BNP Paribas	4/1/16	1,947	—
OMR	5,889,000	USD	15,217,447	BNP Paribas	5/11/16	—	(14,143)
USD	15,177,835	OMR	5,889,000	BNP Paribas	5/11/16	—	(25,469)
OMR	21,539,450	USD	55,633,055	BNP Paribas	6/6/16	—	(119,009)
USD	36,120,719	OMR	13,994,250	BNP Paribas	6/6/16	53,064	—
USD	19,472,489	OMR	7,545,200	BNP Paribas	6/6/16	26,097	—
CNH	135,880,000	USD	20,740,288	Standard Chartered Bank	6/13/16	388,621	—
CNH	23,858,593	USD	3,641,421	Standard Chartered Bank	6/13/16	68,514	—
USD	23,948,815	CNH	159,738,593	Standard Chartered Bank	6/13/16	—	(890,031)
CNH	101,675,444	USD	15,480,427	Goldman Sachs International	7/29/16	293,432	—
CNH	86,954,000	USD	13,237,022	Goldman Sachs International	7/29/16	252,962	—
CNH	67,650,000	USD	10,300,723	Goldman Sachs International	7/29/16	194,452	—
CNH	142,727,102	USD	21,725,718	Standard Chartered Bank	7/29/16	416,868	—
USD	19,878,750	CNH	132,889,444	Goldman Sachs International	7/29/16	—	(737,628)
USD	18,388,972	CNH	123,390,000	Goldman Sachs International	7/29/16	—	(753,669)
USD	21,170,160	CNH	142,727,102	Standard Chartered Bank	7/29/16	—	(972,426)
USD	10,649,007	OMR	4,148,640	BNP Paribas	8/17/16	4,971	—
USD	8,920,626	PEN	31,356,000	Standard Chartered Bank	8/29/16	—	(144,974)
RSD	152,090,108	EUR	1,205,629	Deutsche Bank AG	9/21/16	—	(34,630)
RSD	382,362,995	EUR	3,021,438	Deutsche Bank AG	9/21/16	—	(76,438)
USD	888,877	AOA	162,220,000	ICBC Standard Bank plc	10/3/16	15,779	—
USD	5,946,913	PEN	20,948,000	BNP Paribas	11/2/16	—	(15,721)
USD	7,433,783	PEN	26,185,500	Standard Chartered Bank	11/2/16	—	(19,651)
USD	10,922,680	OMR	4,238,000	BNP Paribas	3/23/17	171,382	—
USD	10,925,258	OMR	4,239,000	BNP Paribas	3/27/17	173,514	—
USD	25,401,274	OMR	9,970,000	BNP Paribas	5/25/17	185,865	—
USD	38,102,314	OMR	14,937,250	BNP Paribas	6/5/17	344,238	—
USD	21,531,442	OMR	8,447,000	BNP Paribas	8/14/17	251,500	—
USD	15,009,940	OMR	5,889,000	BNP Paribas	8/21/17	179,206	—
USD	54,888,767	OMR	21,539,450	BNP Paribas	8/28/17	662,602	—

						$35,490,097	$(36,462,492)

60	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized Depreciation

11/5/15	COP	77,390,500	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$25,927,554	$(236,901)
11/5/15	COP	73,190,400	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	25,705,823	(325,296)
11/5/15	COP	(77,390,500)	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	(25,626,396)	(64,256)
11/5/15	COP	(73,190,400)	Republic of Colombia, 7.00%, 9/11/19	Deutsche Bank AG	(25,323,381)	(57,146)

						$(683,599)

*	Represents a short-term forward contract to purchase or (sell) the referenced entity denominated in a non-deliverable foreign currency.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	786	Short	Nov-15	$(46,081,961)	$(38,954,160)	$7,127,801
Gold	14	Short	Dec-15	(1,524,880)	(1,597,960)	(73,080)
High Grade Copper	110	Short	Dec-15	(6,348,512)	(6,373,125)	(24,613)
Platinum	232	Long	Jan-16	10,997,480	11,473,560	476,080
High Grade Copper	768	Short	Mar-16	(44,423,205)	(44,668,800)	(245,595)

Equity Futures
SGX CNX Nifty Index	1,187	Long	Nov-15	19,844,642	19,148,266	(696,376)
E-mini S&P 500 Index	459	Short	Dec-15	(44,613,653)	(47,591,415)	(2,977,762)
Euro Stoxx 50 Index	532	Long	Dec-15	18,598,003	19,877,002	1,278,999
Nikkei 225 Index	71	Long	Dec-15	6,256,875	6,660,590	403,715
TOPIX Index	358	Long	Dec-15	42,608,735	45,823,872	3,215,137

Interest Rate Futures
IMM 10-Year Interest Rate Swap	8	Long	Dec-15	783,864	771,854	(12,010)
U.S. 2-Year Deliverable Interest Rate Swap	405	Short	Dec-15	(40,876,523)	(40,974,609)	(98,086)
U.S. 5-Year Deliverable Interest Rate Swap	1,099	Short	Dec-15	(111,394,105)	(112,201,031)	(806,926)
U.S. 10-Year Deliverable Interest Rate Swap	2,375	Short	Dec-15	(241,494,010)	(245,886,719)	(4,392,709)
U.S. 10-Year Treasury Note	59	Short	Dec-15	(7,511,443)	(7,533,563)	(22,120)
U.S. 30-Year Deliverable Interest Rate Swap	79	Short	Dec-15	(7,901,456)	(8,198,719)	(297,263)
90-Day Sterling	3,974	Short	Mar-16	(759,920,397)	(760,658,656)	(738,259)
CME 90-Day Eurodollar	724	Short	Mar-17	(177,927,125)	(178,918,500)	(991,375)
CME 90-Day Eurodollar	811	Short	Sep-17	(199,181,600)	(199,870,950)	(689,350)

						$436,208

CME:  Chicago Mercantile Exchange.

Euro Stoxx 50 Index:  Market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

61	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange.

SGX CNX Nifty Index:  Price-weighted average of 50 large and highly liquid companies listed on the National Stock Exchange of India.

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	236,576	Pays	Mexico Interbank TIIE 28 Day	6.26%		9/29/25	$(2,960)
CME Group, Inc.	MXN	236,576	Pays	Mexico Interbank TIIE 28 Day	6.29		10/1/25	34,595
CME Group, Inc.	MXN	392,148	Pays	Mexico Interbank TIIE 28 Day	6.24		10/2/25	(50,525)
LCH.Clearnet(2)	EUR	6,713	Receives	6-month Euro Interbank Offered Rate	0.25	(1)	12/16/17	(18,170)
LCH.Clearnet	EUR	73,880	Receives	6-month Euro Interbank Offered Rate	0.21		4/15/20	(100,294)
LCH.Clearnet	EUR	86,920	Receives	6-month Euro Interbank Offered Rate	0.21		4/15/20	(122,799)
LCH.Clearnet(2)	EUR	97,267	Receives	6-month Euro Interbank Offered Rate	0.50	(1)	12/16/20	(1,019,357)
LCH.Clearnet(2)	EUR	28,878	Receives	6-month Euro Interbank Offered Rate	0.75	(1)	12/16/25	(732,277)
LCH.Clearnet	JPY	7,071,525	Receives	6-month JPY LIBOR	0.79		4/23/24	(2,017,560)
LCH.Clearnet	JPY	2,147,686	Receives	6-month JPY LIBOR	0.75		6/12/24	(598,184)
LCH.Clearnet	JPY	1,708,457	Receives	6-month JPY LIBOR	0.51		1/7/25	(128,761)
LCH.Clearnet	JPY	1,901,448	Receives	6-month JPY LIBOR	0.63		5/14/25	(314,784)
LCH.Clearnet	NZD	20,093	Pays	3-month NZD Bank Bill	4.96		4/29/24	1,561,803
LCH.Clearnet	NZD	11,875	Pays	3-month NZD Bank Bill	3.77		3/5/25	201,323
LCH.Clearnet	NZD	11,470	Pays	3-month NZD Bank Bill	4.05		6/16/25	446,277
LCH.Clearnet	NZD	18,894	Pays	3-month NZD Bank Bill	4.05		6/16/25	734,472
LCH.Clearnet	NZD	31,292	Pays	3-month NZD Bank Bill	3.92		6/25/25	974,839
LCH.Clearnet	NZD	37,618	Pays	3-month NZD Bank Bill	3.81		7/20/25	886,092
LCH.Clearnet	PLN	10,290	Pays	6-month PLN WIBOR	4.40		8/20/17	148,986
LCH.Clearnet	PLN	218,656	Pays	6-month PLN WIBOR	1.95		10/27/19	577,832
LCH.Clearnet	PLN	41,449	Pays	6-month PLN WIBOR	1.78		2/27/20	123,484
LCH.Clearnet	PLN	64,872	Pays	6-month PLN WIBOR	1.72		2/27/20	150,199
LCH.Clearnet	PLN	193,719	Pays	6-month PLN WIBOR	1.78		2/27/20	583,919
LCH.Clearnet(2)	USD	14,000	Receives	3-month USD-LIBOR-BBA	1.50	(1)	12/16/17	22,033
LCH.Clearnet	USD	6,090	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	140,962
LCH.Clearnet	USD	11,560	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	258,332
LCH.Clearnet	USD	6,478	Pays	3-month USD-LIBOR-BBA	1.75		7/31/20	112,759
LCH.Clearnet	USD	8,225	Pays	3-month USD-LIBOR-BBA	1.78		7/31/20	160,343
LCH.Clearnet	USD	12,230	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	219,121
LCH.Clearnet	USD	15,290	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	273,760
LCH.Clearnet	USD	16,334	Pays	3-month USD-LIBOR-BBA	1.74		8/12/20	262,933
LCH.Clearnet	USD	17,380	Pays	3-month USD-LIBOR-BBA	1.62		8/14/20	178,784
LCH.Clearnet	USD	8,898	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	115,312
LCH.Clearnet	USD	9,533	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	122,871
LCH.Clearnet	USD	19,667	Pays	3-month USD-LIBOR-BBA	1.69		8/17/20	263,512
LCH.Clearnet	USD	32,698	Pays	3-month USD-LIBOR-BBA	1.70		8/19/20	447,097
LCH.Clearnet	USD	33,453	Pays	3-month USD-LIBOR-BBA	1.57		9/17/20	190,748
LCH.Clearnet	USD	9,840	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	95,671
LCH.Clearnet	USD	24,270	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	234,490
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.55		9/23/20	5,717

62	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.54%		9/23/20	$5,477
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.43		10/28/20	(30,894)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.42		10/28/20	(32,029)
LCH.Clearnet	USD	9,620	Pays	3-month USD-LIBOR-BBA	1.38		10/29/20	(52,492)
LCH.Clearnet	USD	10,838	Pays	3-month USD-LIBOR-BBA	2.10	(1)	7/27/22	310,081
LCH.Clearnet	USD	11,426	Pays	3-month USD-LIBOR-BBA	2.06		7/30/22	286,737
LCH.Clearnet(2)	USD	11,800	Receives	3-month USD-LIBOR-BBA	2.50	(1)	12/16/25	(299,181)

								$4,610,294

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(2)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2015.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	PLN	4,860	Receives	6-month PLN WIBOR	3.35%	7/30/17	$(44,011)
Bank of America, N.A.	PLN	12,640	Pays	6-month PLN WIBOR	4.34	7/30/17	178,027
Bank of America, N.A.	PLN	9,114	Pays	6-month PLN WIBOR	4.31	8/10/17	127,445
Bank of America, N.A.	PLN	18,180	Pays	6-month PLN WIBOR	4.35	8/23/17	247,872
Bank of America, N.A.	PLN	17,740	Pays	6-month PLN WIBOR	4.30	9/18/17	248,288
Bank of America, N.A.	PLN	5,900	Pays	6-month PLN WIBOR	3.83	11/14/17	116,610
Bank of America, N.A.	PLN	5,900	Receives	6-month PLN WIBOR	3.61	11/14/17	(106,371)
Bank of America, N.A.	PLN	33,170	Receives	6-month PLN WIBOR	3.52	11/16/17	(574,940)
Barclays Bank PLC	PLN	21,490	Pays	6-month PLN WIBOR	4.32	8/2/17	300,192
Barclays Bank PLC	PLN	10,800	Pays	6-month PLN WIBOR	4.35	8/27/17	153,451
Barclays Bank PLC	PLN	33,170	Pays	6-month PLN WIBOR	3.81	11/16/17	650,864
Barclays Bank PLC	PLN	54,800	Pays	6-month PLN WIBOR	3.82	11/19/17	1,080,826
Barclays Bank PLC	PLN	31,320	Pays	6-month PLN WIBOR	3.80	11/20/17	611,800
BNP Paribas	CNY	110,612	Pays	7-day China Fixing Repo Rates	2.45	6/24/17	36,391
BNP Paribas	PLN	20,724	Pays	6-month PLN WIBOR	4.25	8/7/17	283,439
BNP Paribas	PLN	20,724	Receives	6-month PLN WIBOR	3.60	8/7/17	(214,517)
BNP Paribas	PLN	5,100	Pays	6-month PLN WIBOR	3.85	11/13/17	101,840
BNP Paribas	PLN	24,000	Pays	6-month PLN WIBOR	3.83	11/14/17	474,349
Citibank, N.A.	PLN	17,853	Pays	6-month PLN WIBOR	4.33	7/30/17	251,221
Citibank, N.A.	PLN	13,400	Pays	6-month PLN WIBOR	4.31	8/2/17	186,842
Citibank, N.A.	PLN	2,906	Pays	6-month PLN WIBOR	4.24	8/7/17	39,688
Citibank, N.A.	PLN	8,910	Pays	6-month PLN WIBOR	4.30	8/10/17	132,036
Citibank, N.A.	PLN	8,170	Pays	6-month PLN WIBOR	4.40	8/20/17	118,072
Citibank, N.A.	PLN	10,200	Pays	6-month PLN WIBOR	3.81	11/13/17	200,506
Citibank, N.A.	PLN	8,240	Pays	6-month PLN WIBOR	3.82	11/14/17	162,220
Citibank, N.A.	PLN	23,800	Pays	6-month PLN WIBOR	3.82	11/19/17	467,742
Citibank, N.A.	PLN	23,800	Receives	6-month PLN WIBOR	3.60	11/19/17	(427,026)

63	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Credit Suisse International	RUB	1,911,075	Pays	3-month Moscow Prime Offered Rate	11.56%	10/16/18	$443,460
Credit Suisse International	RUB	637,025	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	109,968
Credit Suisse International	RUB	955,538	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	129,040
Credit Suisse International	RUB	624,534	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	72,441
Deutsche Bank AG	BRL	56,916	Pays	Brazil CETIP Interbank Deposit Rate	12.96	1/2/18	(882,772)
Deutsche Bank AG	BRL	83,622	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	(1,276,145)
Deutsche Bank AG	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	73,628
Deutsche Bank AG	CNY	274,165	Pays	7-day China Fixing Repo Rates	2.45	6/25/17	91,027
Deutsche Bank AG	CNY	189,824	Pays	7-day China Fixing Repo Rates	2.46	7/16/17	65,968
Deutsche Bank AG	CNY	105,807	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	38,092
Deutsche Bank AG	CNY	202,545	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	74,478
Deutsche Bank AG	CNY	266,229	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	98,831
Deutsche Bank AG	PLN	7,207	Pays	6-month PLN WIBOR	4.34	7/30/17	101,690
Deutsche Bank AG	PLN	31,119	Pays	6-month PLN WIBOR	4.36	8/1/17	440,741
Deutsche Bank AG	PLN	18,850	Pays	6-month PLN WIBOR	4.28	8/6/17	259,473
Deutsche Bank AG	PLN	13,020	Pays	6-month PLN WIBOR	4.24	8/7/17	177,818
Deutsche Bank AG	PLN	10,750	Pays	6-month PLN WIBOR	4.33	8/17/17	151,170
Deutsche Bank AG	PLN	6,330	Pays	6-month PLN WIBOR	3.79	11/16/17	123,224
Deutsche Bank AG	PLN	6,330	Receives	6-month PLN WIBOR	3.60	11/16/17	(113,750)
Deutsche Bank AG	SAR	43,290	Receives	3-month Saudi Riyal Interbank Offered Rate	2.15	6/28/20	38,153
Deutsche Bank AG	SAR	24,291	Receives	3-month Saudi Riyal Interbank Offered Rate	2.31	8/2/20	(5,168)
Deutsche Bank AG	SAR	30,549	Receives	3-month Saudi Riyal Interbank Offered Rate	2.19	8/2/20	47,001
Deutsche Bank AG	SAR	45,810	Receives	3-month Saudi Riyal Interbank Offered Rate	2.13	8/2/20	104,168
Deutsche Bank AG	SAR	62,200	Receives	3-month Saudi Riyal Interbank Offered Rate	2.30	10/28/20	114,351
Goldman Sachs International	BRL	163,219	Pays	Brazil CETIP Interbank Deposit Rate	12.02	1/2/17	(2,017,068)
Goldman Sachs International	BRL	188,357	Pays	Brazil CETIP Interbank Deposit Rate	12.08	1/2/17	(2,266,394)
Goldman Sachs International	BRL	116,915	Pays	Brazil CETIP Interbank Deposit Rate	13.27	1/2/18	(1,637,994)
Goldman Sachs International	BRL	173,092	Pays	Brazil CETIP Interbank Deposit Rate	13.19	1/2/18	(2,459,177)
Goldman Sachs International	BRL	325,045	Pays	Brazil CETIP Interbank Deposit Rate	13.26	1/2/18	(4,581,836)
Goldman Sachs International	BRL	424,354	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	(6,046,430)
Goldman Sachs International	BRL	38,496	Receives	Brazil CETIP Interbank Deposit Rate	11.64	1/2/23	2,888,580
Goldman Sachs International	BRL	44,530	Receives	Brazil CETIP Interbank Deposit Rate	11.51	1/2/23	3,445,743
Goldman Sachs International	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	73,628
Goldman Sachs International	CNY	238,820	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	103,072
Goldman Sachs International	CNY	247,538	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	81,690
Goldman Sachs International	CNY	151,153	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	53,215
Goldman Sachs International	PLN	6,181	Pays	6-month PLN WIBOR	4.35	8/1/17	87,165
Goldman Sachs International	RUB	427,800	Pays	3-month Moscow Prime Offered Rate	11.08	10/27/18	23,593
Goldman Sachs International	RUB	1,283,077	Pays	3-month Moscow Prime Offered Rate	11.05	10/28/18	57,099
Goldman Sachs International	RUB	427,692	Pays	3-month Moscow Prime Offered Rate	10.92	10/29/18	(1,845)

64	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International	SAR	22,830	Receives	3-month Saudi Riyal Interbank Offered Rate	2.17%	6/29/20	$14,749
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate	2.16	8/3/20	116,949
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	8/12/20	(19,174)
Goldman Sachs International	SAR	65,516	Receives	3-month Saudi Riyal Interbank Offered Rate	2.33	8/17/20	5,564
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	(60,124)
Goldman Sachs International	SAR	75,641	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	(58,843)
Goldman Sachs International	SAR	74,938	Receives	3-month Saudi Riyal Interbank Offered Rate	2.46	8/19/20	(114,700)
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.26	9/17/20	201,427
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.34	9/21/20	86,605
Goldman Sachs International	SAR	45,773	Receives	3-month Saudi Riyal Interbank Offered Rate	2.23	9/28/20	101,756
Goldman Sachs International	SAR	36,300	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	10/29/20	44,213
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64	7/27/22	68,491
Goldman Sachs International	SAR	43,698	Receives	3-month Saudi Riyal Interbank Offered Rate	2.61	7/30/22	93,215
JPMorgan Chase Bank, N.A.	CNY	238,820	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	103,072
JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill	3.86	2/25/23	274,280
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	222,462
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	222,462
JPMorgan Chase Bank, N.A.	PLN	8,370	Pays	6-month PLN WIBOR	4.33	8/17/17	117,702
Standard Chartered Bank	CNY	236,351	Pays	7-day China Fixing Repo Rates	2.46	6/24/17	85,710
Standard Chartered Bank	CNY	286,584	Pays	7-day China Fixing Repo Rates	2.50	6/25/17	132,170
Standard Chartered Bank	CNY	238,592	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	75,532
Standard Chartered Bank	CNY	96,739	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	32,937

							$(5,170,761)

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Colombia	BNP Paribas	$3,500	1.00	%(1)	3/20/20	1.91%	$(128,825)	$99,699	$(29,126)
Colombia	BNP Paribas	5,370	1.00	(1)	3/20/20	1.91	(197,654)	155,038	(42,616)
Colombia	BNP Paribas	8,950	1.00	(1)	3/20/20	1.91	(329,424)	257,987	(71,437)

65	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Colombia	Goldman Sachs International	$3,021	1.00	%(1)	3/20/20	1.91%	$(111,194)	$86,310	$(24,884)
Colombia	JPMorgan Chase Bank, N.A.	3,590	1.00	(1)	3/20/20	1.91	(132,138)	105,071	(27,067)
Croatia	Citibank, N.A.	2,440	1.00	(1)	3/20/17	1.73	(21,738)	23,303	1,565
Dominican Republic	Barclays Bank PLC	5,850	1.00	(1)	3/20/16	3.78	(56,289)	43,164	(13,125)
Indonesia	Citibank, N.A.	4,690	1.00	(1)	12/20/20	2.19	(258,211)	254,046	(4,165)
Indonesia	Citibank, N.A.	9,370	1.00	(1)	12/20/20	2.19	(515,611)	489,852	(25,759)
Indonesia	Deutsche Bank AG	4,690	1.00	(1)	12/20/20	2.19	(257,927)	257,109	(818)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.92	(439,871)	436,954	(2,917)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.92	(439,871)	436,728	(3,143)
Kazakhstan	Barclays Bank PLC	15,000	1.00	(1)	12/20/20	2.92	(1,319,492)	1,305,645	(13,847)
Kazakhstan	Barclays Bank PLC	5,000	1.00	(1)	12/20/20	2.92	(439,871)	425,800	(14,071)
Nigeria	Citibank, N.A.	6,010	3.50		6/20/16	2.60	57,761	—	57,761
Nigeria	Citibank, N.A.	1,600	1.00	(1)	9/20/16	2.68	(21,888)	39,503	17,615
Slovenia	Bank of America, N.A.	21,272	1.00	(1)	3/20/20	0.99	33,586	302,319	335,905
Slovenia	Goldman Sachs International	4,728	1.00	(1)	12/20/19	0.92	20,268	49,012	69,280
South Africa	Bank of America, N.A.	3,190	1.00	(1)	12/20/15	1.01	3,566	724	4,290
South Africa	Bank of America, N.A.	890	1.00	(1)	12/20/15	1.01	995	193	1,188
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/15	1.01	4,282	965	5,247
South Africa	Barclays Bank PLC	2,280	1.00	(1)	12/20/15	1.01	2,549	579	3,128
South Africa	Credit Suisse International	4,785	1.00	(1)	12/20/15	1.01	5,349	1,326	6,675
South Africa	Credit Suisse International	2,000	1.00	(1)	12/20/15	1.01	2,236	477	2,713
South Africa	Credit Suisse International	890	1.00	(1)	12/20/15	1.01	995	226	1,221
Turkey	BNP Paribas	13,400	1.00	(1)	9/20/20	2.46	(870,171)	1,011,513	141,342
Turkey	BNP Paribas	12,243	1.00	(1)	9/20/22	2.75	(1,269,405)	502,514	(766,891)
Turkey	Goldman Sachs International	10,120	1.00	(1)	9/20/18	1.99	(270,914)	144,677	(126,237)
Turkey	Goldman Sachs International	12,900	1.00	(1)	9/20/18	1.99	(345,334)	180,783	(164,551)
Turkey	Goldman Sachs International	21,475	1.00	(1)	9/20/18	1.99	(574,888)	318,393	(256,495)
Turkey	JPMorgan Chase Bank, N.A.	7,400	1.00	(1)	9/20/22	2.75	(767,262)	380,009	(387,253)
Turkey	Morgan Stanley & Co. International PLC	4,300	1.00	(1)	9/20/18	1.99	(115,111)	63,832	(51,279)
Turkey	Morgan Stanley & Co. International PLC	4,200	1.00	(1)	9/20/18	1.99	(112,434)	57,696	(54,738)
Turkey	Morgan Stanley & Co. International PLC	6,400	1.00	(1)	9/20/18	1.99	(171,329)	96,499	(74,830)
Turkey	Morgan Stanley & Co. International PLC	12,900	1.00	(1)	9/20/18	1.99	(345,334)	186,166	(159,168)
Turkey	Morgan Stanley & Co. International PLC	21,477	1.00	(1)	9/20/18	1.99	(574,931)	322,186	(252,745)
Turkey	Morgan Stanley & Co. International PLC	31,465	1.00	(1)	9/20/18	1.99	(842,322)	449,829	(392,493)

Total		$291,226					$(10,797,852)	$8,486,127	$(2,311,725)

66	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	Barclays Bank PLC	$4,691	1.00	%(1)	12/20/18	$43,486	$(34,853)	$8,633
Bulgaria	BNP Paribas	2,009	1.00	(1)	6/20/18	11,172	(6,088)	5,084
Bulgaria	BNP Paribas	3,100	1.00	(1)	9/20/18	23,049	(16,962)	6,087
Bulgaria	BNP Paribas	2,100	1.00	(1)	9/20/18	15,614	(13,178)	2,436
Bulgaria	BNP Paribas	2,160	1.00	(1)	12/20/18	20,023	(14,081)	5,942
Bulgaria	Goldman Sachs International	3,220	1.00	(1)	9/20/18	23,941	(15,844)	8,097
Bulgaria	Goldman Sachs International	4,000	1.00	(1)	12/20/18	37,080	(29,037)	8,043
China	Bank of America, N.A.	6,100	1.00	(1)	3/20/17	(61,780)	(50,395)	(112,175)
China	Barclays Bank PLC	10,076	1.00	(1)	3/20/17	(102,049)	(75,753)	(177,802)
China	Deutsche Bank AG	3,700	1.00	(1)	3/20/17	(37,473)	(26,437)	(63,910)
China	Deutsche Bank AG	4,300	1.00	(1)	3/20/17	(43,550)	(30,724)	(74,274)
China	JPMorgan Chase Bank, N.A.	10,200	1.00	(1)	3/20/18	(128,733)	75,158	(53,575)
Croatia	Barclays Bank PLC	10,960	1.00	(1)	3/20/20	793,911	(692,699)	101,212
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	396,955	(346,652)	50,303
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	396,955	(347,062)	49,893
Croatia	Barclays Bank PLC	5,480	1.00	(1)	3/20/20	396,955	(356,714)	40,241
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	40,586	(57,550)	(16,964)
Croatia	BNP Paribas	3,960	1.00	(1)	6/20/18	123,786	(165,973)	(42,187)
Croatia	BNP Paribas	3,340	1.00	(1)	3/20/20	241,940	(208,458)	33,482
Croatia	BNP Paribas	2,840	1.00	(1)	3/20/20	205,721	(184,467)	21,254
Croatia	BNP Paribas	6,750	1.00	(1)	3/20/20	488,950	(488,853)	97
Croatia	BNP Paribas	3,250	1.00	(1)	3/20/20	235,421	(235,699)	(278)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	30,440	(42,646)	(12,206)
Croatia	Citibank, N.A.	5,000	1.00	(1)	12/20/17	101,466	(145,445)	(43,979)
Croatia	Citibank, N.A.	1,913	1.00	(1)	3/20/18	49,275	(84,119)	(34,844)
Croatia	Citibank, N.A.	930	1.00	(1)	6/20/18	29,071	(39,654)	(10,583)
Croatia	Citibank, N.A.	1,270	1.00	(1)	6/20/18	39,699	(63,051)	(23,352)
Croatia	Citibank, N.A.	5,580	1.00	(1)	6/20/18	174,426	(273,531)	(99,105)
Croatia	Citibank, N.A.	5,160	1.00	(1)	3/20/20	373,776	(339,466)	34,310
Croatia	Citibank, N.A.	2,020	1.00	(1)	3/20/20	146,323	(127,141)	19,182
Croatia	Citibank, N.A.	1,210	1.00	(1)	6/20/20	95,998	(82,857)	13,141
Croatia	Citibank, N.A.	156	1.00	(1)	6/20/20	12,357	(10,414)	1,943
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	40,586	(57,013)	(16,427)
Croatia	Goldman Sachs International	3,000	1.00	(1)	3/20/19	143,703	(146,715)	(3,012)
Croatia	Goldman Sachs International	4,150	1.00	(1)	3/20/20	300,614	(269,829)	30,785
Croatia	Goldman Sachs International	2,670	1.00	(1)	3/20/20	193,407	(173,425)	19,982
Croatia	Goldman Sachs International	5,440	1.00	(1)	3/20/20	394,058	(394,600)	(542)
Croatia	Goldman Sachs International	2,100	1.00	(1)	6/20/20	166,608	(144,282)	22,326
Croatia	HSBC Bank USA, N.A.	2,822	1.00	(1)	3/20/18	72,689	(124,089)	(51,400)
Croatia	JPMorgan Chase Bank, N.A.	1,533	1.00	(1)	6/20/18	47,920	(76,170)	(28,250)
Croatia	Morgan Stanley & Co. International PLC	1,782	1.00	(1)	12/20/16	9,078	(28,589)	(19,511)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	28,106	(38,193)	(10,087)

67	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Croatia	Morgan Stanley & Co. International PLC	$1,595	1.00	%(1)	12/20/17	$32,368	$(47,033)	$(14,665)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	50,733	(72,255)	(21,522)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	50,733	(73,654)	(22,921)
Croatia	Morgan Stanley & Co. International PLC	1,266	1.00	(1)	3/20/18	32,610	(56,205)	(23,595)
Croatia	Morgan Stanley & Co. International PLC	3,063	1.00	(1)	3/20/18	78,897	(122,498)	(43,601)
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00	(1)	6/20/18	36,354	(60,311)	(23,957)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	6/20/18	78,148	(118,733)	(40,585)
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00	(1)	6/20/18	85,806	(145,731)	(59,925)
Croatia	Nomura International PLC	6,600	1.00	(1)	3/20/18	170,004	(209,182)	(39,178)
Lebanon	Deutsche Bank AG	1,338	1.00	(1)	3/20/18	60,729	(85,820)	(25,091)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	232,841	(342,603)	(109,762)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	232,841	(342,727)	(109,886)
Lebanon	Goldman Sachs International	39,456	1.00	(1)	6/20/18	2,130,471	(2,804,250)	(673,779)
Lebanon	Goldman Sachs International	3,722	5.00	(1)	12/20/18	(194,484)	131,775	(62,709)
Lebanon	Goldman Sachs International	3,450	5.00	(1)	12/20/18	(180,271)	112,971	(67,300)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	45,993	(76,077)	(30,084)
Lebanon	JPMorgan Chase Bank, N.A.	1,300	5.00	(1)	12/20/17	(66,211)	18,051	(48,160)
Mexico	Bank of America, N.A.	1,900	1.00	(1)	6/20/22	85,172	(81,625)	3,547
Mexico	Barclays Bank PLC	1,000	1.00	(1)	6/20/22	44,827	(51,201)	(6,374)
Mexico	Barclays Bank PLC	12,800	1.00	(1)	6/20/23	737,435	(344,020)	393,415
Mexico	Citibank, N.A.	1,250	1.00	(1)	6/20/22	56,034	(55,142)	892
Mexico	Deutsche Bank AG	10,000	1.00	(1)	6/20/23	576,121	(243,275)	332,846
Philippines	Bank of America, N.A.	1,400	1.00	(1)	12/20/15	(3,179)	(525)	(3,704)
Philippines	Bank of America, N.A.	2,000	1.00	(1)	12/20/15	(4,542)	(703)	(5,245)
Philippines	Barclays Bank PLC	2,400	1.00	(1)	12/20/15	(5,450)	(1,281)	(6,731)
Philippines	Barclays Bank PLC	1,000	1.00	(1)	3/20/16	(4,328)	(1,535)	(5,863)
Philippines	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(6,059)	(1,532)	(7,591)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(6,925)	(1,358)	(8,283)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(6,925)	(2,028)	(8,953)
Philippines	Barclays Bank PLC	2,100	1.00	(1)	3/20/16	(9,089)	(2,504)	(11,593)
Philippines	Barclays Bank PLC	2,500	1.00	(1)	3/20/16	(10,820)	(3,768)	(14,588)
Philippines	Citibank, N.A.	2,000	1.00	(1)	3/20/16	(8,656)	(2,463)	(11,119)
Philippines	Credit Suisse International	8,100	1.00	(1)	12/20/16	(82,627)	(50,889)	(133,516)
Philippines	Deutsche Bank AG	1,000	1.00	(1)	12/20/15	(2,271)	(401)	(2,672)
Philippines	Deutsche Bank AG	1,300	1.00	(1)	12/20/15	(2,952)	(488)	(3,440)
Philippines	Deutsche Bank AG	2,300	1.00	(1)	12/20/15	(5,223)	(920)	(6,143)
Philippines	Goldman Sachs International	2,000	1.00	(1)	3/20/16	(8,656)	(2,534)	(11,190)

68	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Philippines	Standard Chartered Bank	$1,000	1.00	%(1)	12/20/15	$(2,271)	$(336)	$(2,607)
Philippines	Standard Chartered Bank	2,600	1.00	(1)	3/20/16	(11,253)	(3,481)	(14,734)
Poland	Bank of America, N.A.	6,200	1.00	(1)	9/20/19	(110,682)	80,890	(29,792)
Poland	Barclays Bank PLC	6,320	1.00	(1)	9/20/18	(111,895)	87,435	(24,460)
Poland	Barclays Bank PLC	3,164	1.00	(1)	9/20/19	(56,483)	43,665	(12,818)
Poland	Citibank, N.A.	693	1.00	(1)	9/20/19	(12,371)	9,320	(3,051)
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(9,531)	9,889	358
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(9,531)	9,316	(215)
Qatar	Barclays Bank PLC	9,791	1.00	(1)	12/20/18	(179,301)	100,667	(78,634)
Qatar	Barclays Bank PLC	1,200	1.00	(1)	3/20/19	(21,581)	12,532	(9,049)
Qatar	Barclays Bank PLC	2,130	1.00	(1)	9/20/22	(12,558)	17,150	4,592
Qatar	Barclays Bank PLC	3,600	1.00	(1)	9/20/23	(2,473)	13,723	11,250
Qatar	Barclays Bank PLC	7,680	1.00	(1)	9/20/23	(5,275)	5,224	(51)
Qatar	BNP Paribas	539	1.00	(1)	6/20/19	(9,513)	6,976	(2,537)
Qatar	Citibank, N.A.	2,020	1.00	(1)	6/20/19	(35,653)	34,220	(1,433)
Qatar	Deutsche Bank AG	539	1.00	(1)	6/20/19	(9,513)	6,575	(2,938)
Qatar	Deutsche Bank AG	1,740	1.00	(1)	6/20/19	(30,711)	21,226	(9,485)
Qatar	Goldman Sachs International	1,660	1.00	(1)	3/20/19	(29,853)	20,071	(9,782)
Qatar	Goldman Sachs International	3,330	1.00	(1)	3/20/19	(59,886)	33,892	(25,994)
Qatar	Goldman Sachs International	2,100	1.00	(1)	12/20/23	1,334	(5,839)	(4,505)
Qatar	Goldman Sachs International	1,730	1.00	(1)	9/20/24	7,839	1,316	9,155
Qatar	JPMorgan Chase Bank, N.A.	580	1.00	(1)	3/20/19	(10,431)	6,619	(3,812)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00	(1)	6/20/19	(9,001)	9,352	351
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00	(1)	6/20/19	(18,215)	14,078	(4,137)
Qatar	JPMorgan Chase Bank, N.A.	1,520	1.00	(1)	6/20/19	(26,828)	18,000	(8,828)
Qatar	Nomura International PLC	620	1.00	(1)	3/20/19	(11,150)	6,469	(4,681)
Qatar	Nomura International PLC	1,540	1.00	(1)	3/20/19	(27,695)	16,576	(11,119)
Qatar	Nomura International PLC	5,380	1.00	(1)	9/20/24	24,377	16,389	40,766
Qatar	UBS AG	5,500	1.00	(1)	12/20/23	3,493	(15,497)	(12,004)
Russia	Barclays Bank PLC	4,800	1.00	(1)	9/20/22	542,842	(460,708)	82,134
Russia	Citibank, N.A.	25,456	1.00	(1)	9/20/22	2,878,873	(1,470,936)	1,407,937
Russia	JPMorgan Chase Bank, N.A.	7,400	1.00	(1)	9/20/22	836,882	(428,742)	408,140
South Africa	Bank of America, N.A.	26,320	1.00	(1)	9/20/22	2,706,646	(1,422,253)	1,284,393
South Africa	Bank of America, N.A.	14,640	1.00	(1)	9/20/22	1,505,521	(714,324)	791,197
South Africa	Bank of America, N.A.	7,500	1.00	(1)	9/20/22	771,271	(509,915)	261,356
South Africa	Bank of America, N.A.	5,000	1.00	(1)	9/20/22	514,181	(257,968)	256,213
South Africa	Barclays Bank PLC	3,100	1.00	(1)	9/20/22	318,792	(180,964)	137,828
South Africa	BNP Paribas	3,100	1.00	(1)	9/20/22	318,792	(185,932)	132,860
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/22	380,494	(261,210)	119,284
South Africa	Deutsche Bank AG	5,700	1.00	(1)	9/20/22	586,166	(385,147)	201,019
South Africa	Deutsche Bank AG	4,860	1.00	(1)	9/20/22	499,784	(329,802)	169,982
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/22	1,542,542	(1,018,473)	524,069
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/22	315,707	(201,899)	113,808

69	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Goldman Sachs International	$2,647	1.00	%(1)	12/20/22	$284,352	$(183,459)	$100,893
South Africa	HSBC Bank USA, N.A.	7,120	1.00	(1)	12/20/22	764,860	(449,705)	315,155
South Africa	HSBC Bank USA, N.A.	2,500	1.00	(1)	12/20/22	268,560	(166,394)	102,166
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/22	102,836	(53,382)	49,454
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/22	813,308	(516,420)	296,888
Spain	Bank of America, N.A.	2,400	1.00	(1)	9/20/20	(27,749)	(130,649)	(158,398)
Spain	Barclays Bank PLC	2,421	1.00	(1)	9/20/20	(27,991)	(115,466)	(143,457)
Spain	Barclays Bank PLC	1,100	1.00	(1)	12/20/20	(12,046)	(57,518)	(69,564)
Spain	Barclays Bank PLC	3,900	1.00	(1)	12/20/20	(42,708)	(207,765)	(250,473)
Spain	Barclays Bank PLC	3,200	1.00	(1)	12/20/20	(35,043)	(244,502)	(279,545)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(40,949)	(278,441)	(319,390)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(40,949)	(313,641)	(354,590)
Spain	Barclays Bank PLC	5,000	1.00	(1)	3/20/22	(20,910)	(634,301)	(655,211)
Spain	Credit Suisse International	2,200	1.00	(1)	3/20/21	(21,067)	(183,823)	(204,890)
Spain	Credit Suisse International	5,000	1.00	(1)	6/20/21	(40,949)	(304,018)	(344,967)
Spain	Deutsche Bank AG	3,500	1.00	(1)	12/20/20	(38,328)	(213,837)	(252,165)
Spain	Deutsche Bank AG	10,730	1.00	(1)	6/20/22	(30,762)	(1,973,800)	(2,004,562)
Thailand	Bank of America, N.A.	1,000	1.00	(1)	3/20/16	(4,278)	(356)	(4,634)
Thailand	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(5,989)	(741)	(6,730)
Thailand	Barclays Bank PLC	3,000	1.00	(1)	3/20/16	(12,834)	(214)	(13,048)
Thailand	Citibank, N.A.	7,900	1.00	(1)	12/20/16	(79,094)	(71,088)	(150,182)
Thailand	Citibank, N.A.	6,900	1.00	(1)	3/20/18	(76,037)	1,568	(74,469)
Thailand	Goldman Sachs International	4,100	1.00	(1)	3/20/16	(17,539)	(2,622)	(20,161)
Tunisia	JPMorgan Chase Bank, N.A.	4,520	1.00	(1)	9/20/17	111,387	(157,038)	(45,651)

Total						$24,482,972	$(24,635,492)	$(152,520)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2015, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $291,226,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

70	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Effective Date/Termination Date(1)	Net Unrealized Depreciation
JPMorgan Chase Bank, N.A.	10.76% on TRY 33,123,000 plus USD 15,550,704	3-month USD-LIBOR-BBA on USD 15,550,704 plus TRY 33,123,000	4/8/14/ 4/8/16	$(3,505,718)

				$(3,505,718)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.

Currency Abbreviations:

AOA	–	Angolan Kwanza
AUD	–	Australian Dollar
BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HKD	–	Hong Kong Dollar
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee

MXN	–	Mexican Peso
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

71	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $1,747,538,865)	$1,673,978,206
Affiliated investment, at value (identified cost, $167,895,836)	167,895,836
Cash	14,012,898
Restricted cash*	40,354,369
Foreign currency, at value (identified cost, $1,999,961)	1,989,111
Interest receivable	37,779,484
Interest receivable from affiliated investment	16,306
Due from broker for open reverse repurchase agreements	16,178,109
Receivable for investments sold	32,835,789
Receivable for premiums on written swaptions and swap contracts	3,052,553
Receivable for open forward commodity contracts	537,875
Receivable for open forward foreign currency exchange contracts	35,490,097
Receivable for open swap contracts	26,419,875
Receivable for closed swap contracts	157,599
Premium paid on open non-centrally cleared swap contracts	25,576,585
Tax reclaims receivable	22,551
Total assets	$2,076,297,243

Liabilities
Cash collateral due to brokers	$17,395,684
Payable for reverse repurchase agreements	28,842,083
Written options and swaptions outstanding, at value (premiums received, $34,615,954)	30,424,258
Due to broker for closed reverse repurchase agreements	17,383,960
Payable for investments purchased	9,706,505
Payable for securities sold short, at value (proceeds, $5,083,801)	5,084,682
Payable for variation margin on open futures contracts	1,621,939
Payable for variation margin on open centrally cleared swap contracts	180,229
Payable for open forward foreign currency exchange contracts	36,462,492
Payable for open swap contracts	37,560,599
Premium received on open non-centrally cleared swap contracts	9,427,220
Payable for open non-deliverable bond forward contracts	683,599
Payable to affiliates:
Investment adviser fee	1,510,620
Trustees’ fees	5,667
Interest payable on securities sold short	52,885
Accrued foreign capital gains taxes	408,447
Accrued expenses and other liabilities	537,979
Total liabilities	$197,288,848
Net Assets applicable to investors’ interest in Portfolio	$1,879,008,395

Sources of Net Assets
Investors’ capital	$1,956,178,904
Net unrealized depreciation	(77,170,509)
Total	$1,879,008,395

*	Represents restricted cash on deposit at the custodian and the brokers for open derivative contracts.

72	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $1,374,514)	$115,181,425
Dividends (net of foreign taxes, $18,041)	835,878
Interest allocated from affiliated investment	267,051
Expenses allocated from affiliated investment	(20,442)
Total investment income	$116,263,912

Expenses
Investment adviser fee	$16,613,509
Trustees’ fees and expenses	67,887
Custodian fee	1,962,458
Legal and accounting services	208,189
Interest expense and fees	223,134
Interest expense on securities sold short	363,775
Miscellaneous	390,047
Total expenses	$19,828,999
Deduct —
Reduction of custodian fee	$1,743
Total expense reductions	$1,743

Net expenses	$19,827,256

Net investment income	$96,436,656

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $646,695)	$(50,511,768)
Investment transactions allocated from affiliated investment	219
Written options	5,365,375
Securities sold short	(93,113)
Futures contracts	(28,468,163)
Swap contracts	15,272,544
Forward commodity contracts	1,207,976
Foreign currency and forward foreign currency exchange contract transactions	133,128,443
Non-deliverable bond forward contracts	(4,431,518)
Net realized gain	$71,469,995
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $408,447)	$(76,818,185)
Written options and swaptions	7,352,755
Securities sold short	795,031
Futures contracts	1,958,064
Swap contracts	(17,053,736)
Forward commodity contracts	(850,400)
Foreign currency and forward foreign currency exchange contracts	(31,258,453)
Non-deliverable bond forward contracts	(683,599)
Net change in unrealized appreciation (depreciation)	$(116,558,523)

Net realized and unrealized loss	$(45,088,528)

Net increase in net assets from operations	$51,348,128

73	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$96,436,656	$73,908,978
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	71,469,995	(32,763,293)
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(116,558,523)	68,563,838
Net increase in net assets from operations	$51,348,128	$109,709,523
Capital transactions —
Contributions	$502,588,326	$329,314,761
Withdrawals	(185,082,029)	(660,500,102)
Net increase (decrease) in net assets from capital transactions	$317,506,297	$(331,185,341)

Net increase (decrease) in net assets	$368,854,425	$(221,475,818)

Net Assets
At beginning of year	$1,510,153,970	$1,731,629,788
At end of year	$1,879,008,395	$1,510,153,970

74	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	1.14%	1.28%	1.53%	1.62%	1.42%
Net investment income	5.53%	4.58%	3.41%	4.28%	2.10%
Portfolio Turnover	75%	116%	65%	91%	50%

Total Return	3.36%	6.99%	(1.50)%	5.20%	0.45%

Net assets, end of year (000’s omitted)	$1,879,008	$1,510,154	$1,731,630	$1,187,465	$1,065,743

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.14%, 0.42%, 0.47% and 0.25% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

75	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2015

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 78.8%, 17.2%, 2.3%, 0.6% and 0.5%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2015 were $18,708,556 or 1.0% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved

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Notes to Consolidated Financial Statements — continued

the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

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Notes to Consolidated Financial Statements — continued

G  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing

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Notes to Consolidated Financial Statements — continued

party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

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Notes to Consolidated Financial Statements — continued

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

V  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $16,613,509 or 0.95% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

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Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,455,937,304	$1,068,001,154
U.S. Government and Agency Securities	—	1,585,893

	$1,455,937,304	$1,069,587,047

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,964,179,177

Gross unrealized appreciation	$36,509,280
Gross unrealized depreciation	(141,605,340)

Net unrealized depreciation	$(105,096,060)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency transactions, securities sold short and accrued foreign capital gains taxes at October 31, 2015 on a federal income tax basis was $(9,367,405).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward commodity contracts, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Consolidated Portfolio of Investments. At October 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options and swaptions activity for the year ended October 31, 2015 was as follows:

	Number of Contracts	Principal Amount of Contracts (000’s omitted)						Notional Amount — Swaptions (000’s omitted)	Premiums Received
Currency		AUD	CAD	CNH	EUR	GBP	JPY	USD	USD

Outstanding, beginning of year	690	—	—	1,199,480	93,714	34,275	9,945,495	—	15,864,773
Options written	431	158,186	56,549	672,501	259,272	43,726	9,645,810	60,759	49,821,020
Options exercised	—	(158,186)	(56,549)	(486,320)	(198,588)	—	(13,600,905)	—	(25,704,465)
Options expired	(690)	—	—	(713,160)	—	(34,275)	—	—	(5,365,374)

Outstanding, end of year	431	—	—	672,501	154,398	43,726	5,990,400	60,759	34,615,954

AUD	–	Australian Dollar
CAD	–	Canadian Dollar

CNH	–	Yuan Renminbi Offshore
EUR	–	Euro

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GBP	–	British Pound Sterling
JPY	–	Japanese Yen

USD	–	United States Dollar

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures contracts, equity index options and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $107,294,920. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $11,283,770 at October 31, 2015.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options and swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$6,130,992	$31,970,017	$390,865	$38,491,874
Net unrealized depreciation*	7,603,881	—	4,897,851	—	10,130,561	22,632,293
Receivable for open forward commodity contracts	537,875	—	—	—	—	537,875
Receivable for open forward foreign currency exchange contracts	—	—	—	35,490,097	—	35,490,097
Receivable/Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	26,995,688	—	—	17,737,524	44,733,212

Total Asset Derivatives	$8,141,756	$26,995,688	$11,028,843	$67,460,114	$28,258,950	$141,885,351

Derivatives not subject to master netting or similar agreements	$7,603,881	$—	$4,897,851	$—	$10,130,561	$22,632,293

Total Asset Derivatives subject to master netting or similar agreements	$537,875	$26,995,688	$6,130,992	$67,460,114	$18,128,389	$119,253,058

	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options and swaptions outstanding, at value	$—	$—	$(5,866,931)	$(24,183,847)	$(373,480)	$(30,424,258)
Net unrealized depreciation*	(343,288)	—	(3,674,138)	—	(13,568,365)	(17,585,791)
Payable for open forward foreign currency exchange contracts	—	—	—	(36,462,492)	—	(36,462,492)
Payable/Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(13,310,568)	—	—	(26,414,003)	(39,724,571)
Payable for open non-deliverable bond forward contracts	—	—	—	—	(683,599)	(683,559)

Total Liability Derivatives	$(343,288)	$(13,310,568)	$(9,541,069)	$(60,646,339)	$(41,039,447)	$(124,880,711)

Derivatives not subject to master netting or similar agreements	$(343,288)	$—	$(3,674,138)	$—	$(13,568,365)	$(17,585,791)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(13,310,568)	$(5,866,931)	$(60,646,339)	$(27,471,082)	$(107,294,920)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2015.

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Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$532,226	$(515,857)	$—	$(16,369)	$—
Bank of America, N.A.	7,641,936	(1,510,432)	(6,131,504)	—	—
Barclays Bank PLC	6,476,122	(3,476,024)	—	(3,000,098)	—
BNP Paribas	11,081,660	(8,693,090)	(2,388,570)	—	—
Citibank, N.A.	8,697,449	(2,578,452)	(97,680)	(5,729,069)	292,248
Credit Suisse International	1,143,983	(144,643)	(999,340)	—	—
Deutsche Bank AG	17,557,829	(15,233,143)	(1,842,831)	(481,855)	—
Goldman Sachs International	37,396,762	(37,396,762)	—	—	—
HSBC Bank USA, N.A.	1,152,102	(1,152,102)	—	—	—
ICBC Standard Bank plc	15,779	(15,779)	—	—	—
JPMorgan Chase Bank, N.A.	4,995,054	(4,995,054)	—	—	—
Merrill Lynch International	147,947	—	—	—	147,947
Morgan Stanley & Co. International PLC	1,842,968	(1,842,968)	—	—	—
Nomura International PLC	1,124,744	(38,845)	(1,085,899)	—	—
Standard Chartered Bank	19,443,004	(15,234,592)	—	(4,208,412)	—
UBS AG	3,493	—	—	—	3,493

	$119,253,058	$(92,827,743)	$(12,545,824)	$(13,435,803)	$443,688

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(515,857)	$515,857	$—	$—	$—
Bank of America, N.A.	(1,510,432)	1,510,432	—	—	—
Barclays Bank PLC	(3,476,024)	3,476,024	—	—	—
BNP Paribas	(8,693,090)	8,693,090	—	—	—
Citibank, N.A.	(2,578,452)	2,578,452	—	—	—
Credit Suisse International	(144,643)	144,643	—	—	—
Deutsche Bank AG	(15,233,143)	15,233,143	—	—	—
Goldman Sachs International	(42,530,055)	37,396,762	—	2,767,000	(2,366,293)
HSBC Bank USA, N.A.	(1,534,967)	1,152,102	382,865	—	—
ICBC Standard Bank plc	(4,861,334)	15,779	4,724,750	—	(120,805)
JPMorgan Chase Bank, N.A.	(6,307,508)	4,995,054	929,631	—	(382,823)
Morgan Stanley & Co. International PLC	(2,691,304)	1,842,968	504,942	—	(343,394)
Nomura International PLC	(38,845)	38,845	—	—	—
Standard Chartered Bank	(15,234,592)	15,234,592	—	—	—
State Street Bank and Trust Company	(1,944,674)	—	1,944,674	—	—

	$(107,294,920)	$92,827,743	$8,486,862	$2,767,000	$(3,213,315)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

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(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2015 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(3,033,350)	$(2,462,704)	$—
Futures contracts	4,780,473	—	(3,500,596)	—	(29,748,040)
Written options	—	—	1,833,793	3,531,582	—
Swap contracts	—	(3,376,770)	810,892	17,513	17,820,909
Forward commodity contracts	1,207,976	—	—	—	—
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	136,592,726	—

Non-deliverable bond forward contracts	—	—	—	—	(4,431,518)

Total	$5,988,449	$(3,376,770)	$(3,889,261)	$137,679,117	$(16,358,649)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(2,172,754)	$(5,380,329)	$(352,925)
Futures contracts	6,241,473	—	(1,722,379)	—	(2,561,030)
Written options and swaptions	—	—	(402,781)	7,345,199	410,337
Swap contracts	—	3,821,012	(187,099)	(165,861)	(20,521,788)
Forward commodity contracts	(850,400)	—	—	—	—
Foreign currency and forward foreign currency exchange contracts	—	—	—	(31,934,167)	—

Non-deliverable bond forward contracts	—	—	—	—	(683,599)

Total	$5,391,073	$3,821,012	$(4,485,013)	$(30,135,158)	$(23,709,005)

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$116,793,000	$1,366,201,000	$13,909,000	$2,967,837,000	$223,854,000	$14,303,000	$4,323,317,000

The average principal amount of purchased currency options contracts and average number of purchased index options contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were approximately $806,081,000 and 1,801 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to

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borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2015 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest

Barclays Bank PLC	6/17/15	On Demand	(0.25)%	$1,483,650	$1,483,650
Barclays Bank PLC	10/29/15	On Demand	(0.75)	4,147,424	4,147,424
Barclays Bank PLC	10/29/15	On Demand	(1.00)	3,793,140	3,793,140
JPMorgan Chase Bank, N.A.	10/2/15	On Demand	(0.35)	1,267,743	1,267,743
JPMorgan Chase Bank, N.A.	10/8/15	On Demand	(0.35)	1,485,990	1,485,990
JPMorgan Chase Bank, N.A.	10/22/15	On Demand	(0.50)	4,279,167	4,279,167
JPMorgan Chase Bank, N.A.	10/29/15	On Demand	(0.25)	12,384,969	12,384,969

Total					$28,842,083

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2015, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $45,539,000 and 1.29%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2015. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2015.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

Bank of America, N.A.	$5,346,500	$—	$(5,136,790)	$209,710

	$5,346,500	$—	$(5,136,790)	$209,710

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclay Bank PLC	$(9,424,214)	$—	$9,424,214	$—
JPMorgan Chase Bank, N.A.	(19,417,869)	—	19,417,869	—

	$(28,842,083)	$—	$28,842,083	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Foreign Government Bonds	$—	$1,349,419,516		$—	$1,349,419,516
Foreign Corporate Bonds	—	53,389,431		—	53,389,431
Sovereign Loans (Less Unfunded Loan Commitments)	—	—		8,537,712	8,537,712
Collateralized Mortgage Obligations	—	14,732,343		—	14,732,343
Common Stocks	19,110,997	17,317,936	**	—	36,428,933
Investment Funds	—	8,199,695		—	8,199,695
Currency Options Purchased	—	31,970,017		—	31,970,017
Call Options Purchased	—	6,130,992		—	6,130,992
Interest Rate Swaptions Purchased	—	390,865		—	390,865
Short-Term Investments —
Foreign Government Securities	—	78,952,331		—	78,952,331
U.S. Treasury Obligations	—	80,479,871		—	80,479,871
Repurchase Agreements	—	5,346,500		—	5,346,500
Other	—	167,895,836		—	167,895,836

Total Investments	$19,110,997	$1,814,225,333		$8,537,712	$1,841,874,042

Forward Commodity Contracts	$—	$537,875		$—	$537,875
Forward Foreign Currency Exchange Contracts	—	35,490,097		—	35,490,097
Futures Contracts	7,603,881	4,897,851		—	12,501,732
Swap Contracts	—	54,863,773		—	54,863,773

Total	$26,714,878	$1,910,014,929		$8,537,712	$1,945,267,519

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Liability Description	Level 1	Level 2	Level 3*	Total

Currency Options Written	$—	$(24,183,847)	$—	$(24,183,847)
Call Options Written	—	(5,866,931)	—	(5,866,931)
Interest Rate Swaptions Written	—	(373,480)	—	(373,480)
Securities Sold Short	—	(5,084,682)	—	(5,084,682)
Forward Foreign Currency Exchange Contracts	—	(36,462,492)	—	(36,462,492)
Non-deliverable Bond Forward Contracts	—	(683,599)	—	(683,599)
Futures Contracts	(11,369,148)	(696,376)	—	(12,065,524)
Swap Contracts	—	(45,244,838)	—	(45,244,838)

Total	$(11,369,148)	$(118,596,245)	$—	$(129,965,393)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2015

89

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

90

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

91

Eaton Vance

Commodity Strategy Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

92

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance Management (International) Limited, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

93

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4672 12.31.15

Eaton Vance

Core Bond Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Core Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 34

Federal Tax Information	16

Management and Organization	35

Important Notices	38

Eaton Vance

Core Bond Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12 months ended December 31, 2015, the U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index,2 produced a total return of 0.55%. This slight gain was the result of coupon income, which offset the negative effects of modestly rising U.S. interest rates and a general widening in credit spreads (i.e., the yield differential between non-Treasury securities and Treasurys).

The year began with a global rally in developed-market government bonds, triggered by the European Central Bank’s commitment to easing monetary policy. The rally was short lived, however, and U.S. rates climbed higher from February through June on expectations that improving U.S. economic data would prompt the Federal Reserve (the Fed) to start tightening monetary policy. Over the summer, slowing growth in China and renewed weakness in commodity prices pushed inflation expectations and interest rates lower — and also delayed Fed rate “liftoff.” In October, the central bank hinted that a rate hike might be imminent and ultimately raised rates in December, sending Treasury yields higher in the final months of the year.

Relative to comparable-maturity Treasurys, one of the fixed-income market’s best-performing sectors in 2015 was the asset-backed securities (ABS) sector. ABS — particularly securities backed by credit card debt and auto loans — outperformed on the strength of coupon income, and because ABS are less sensitive to changes in interest rates than other sectors. In contrast, the corporate sector was relatively weak, as record corporate debt issuance and deteriorating fundamentals caused credit spreads to widen for a second straight year.

Fund Performance

Eaton Vance Core Bond Fund (the Fund) Class A shares at net asset value (NAV) had a total return of –0.31% for the fiscal year ending December 31, 2015. By comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the Index), returned 0.55%.

Effective May 1, 2015, the name of the Fund was changed from Eaton Vance Investment Grade Income Fund to Eaton Vance Core Bond Fund. There were no changes to the Fund’s investment objective or its principal strategies.

For the 12-month period, sector allocations were the main detractor from Fund performance versus the Index, with an underweight in mortgage-backed securities (MBS) and an overweight in corporate bonds subtracting the most value. While credit spreads in other sectors widened during the year, spreads in the MBS sector actually tightened modestly as the Fed continued reinvesting the cash flows from its MBS portfolio back into the market. The corporate sector experienced the greatest amount of spread widening, resulting in a slightly negative return for the year. The underperformance of corporates reflected concerns about issuers in commodity-related industries like energy and metals, as well as broader worries that economic weakness overseas might spill over into the United States.

Interest-rate positioning also weighed slightly on relative performance. Throughout 2015, the Fund was positioned to protect against rising interest rates by maintaining less interest-rate sensitivity than the Index. However, the costs associated with gaining this protection more than offset the benefit it provided since rates didn’t move significantly higher during the year.

On the plus side, security selection added a meaningful amount to relative return. Positions in bonds issued by financial institutions were especially helpful. Security selection among MBS, bonds issued by utilities, and bonds issued by sovereign entities also favorably impacted performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Core Bond Fund

December 31, 2015

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/05/2009	03/07/2000	–0.31%	2.99%	4.11%
Class A with 4.75% Maximum Sales Charge	—	—	–5.06	2.00	3.60
Class I at NAV	03/21/2007	03/07/2000	0.04	3.27	4.29
Barclays U.S. Aggregate Bond Index	—	—	0.55%	3.25%	4.51%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				0.99%	0.74%
Net				0.75	0.50

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	12/31/2005	$380,489	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Core Bond Fund

December 31, 2015

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Core Bond Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class A is linked to Class I. Performance prior to the inception date of Class I is linked to the performance of Core Bond Portfolio (formerly, Investment Grade Income Portfolio) (the Portfolio) into which the Fund invests. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

Fund profile subject to change due to active management.

5

Eaton Vance

Core Bond Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 –12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$994.10	$3.77	**	0.75%
Class I	$1,000.00	$995.40	$2.51	**	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.82	**	0.75%
Class I	$1,000.00	$1,022.70	$2.55	**	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Core Bond Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investment in Core Bond Portfolio, at value (identified cost, $91,108,664)	$90,463,878
Receivable for Fund shares sold	151,033
Receivable from affiliate	9,517
Total assets	$90,624,428

Liabilities
Payable for Fund shares redeemed	$361,124
Distributions payable	83,792
Payable to affiliates:
Distribution and service fees	7,307
Trustees’ fees	125
Accrued expenses	64,194
Total liabilities	$516,542
Net Assets	$90,107,886

Sources of Net Assets
Paid-in capital	$92,278,704
Accumulated net realized loss from Portfolio	(1,516,367)
Accumulated distributions in excess of net investment income	(9,665)
Net unrealized depreciation from Portfolio	(644,786)
Total	$90,107,886

Class A Shares
Net Assets	$34,501,327
Shares Outstanding	3,559,563
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.69
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.17

Class I Shares
Net Assets	$55,606,559
Shares Outstanding	5,743,214
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.68

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Interest allocated from Portfolio (net of foreign taxes, $156)	$1,921,664
Dividends allocated from Portfolio	8,366
Securities lending income allocated from Portfolio, net	3,612
Expenses allocated from Portfolio	(384,987)
Total investment income from Portfolio	$1,548,655

Expenses
Distribution and service fees
Class A	$71,058
Trustees’ fees and expenses	500
Custodian fee	14,378
Transfer and dividend disbursing agent fees	52,627
Legal and accounting services	28,830
Printing and postage	20,300
Registration fees	34,970
Miscellaneous	9,725
Total expenses	$232,388
Deduct —
Allocation of expenses to affiliate	$161,358
Total expense reductions	$161,358

Net expenses	$71,030

Net investment income	$1,477,625

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(735,772)
Financial futures contracts	(24,000)
Net realized loss	$(759,772)
Change in unrealized appreciation (depreciation) —
Investments	$(931,886)
Financial futures contracts	18,421
Net change in unrealized appreciation (depreciation)	$(913,465)

Net realized and unrealized loss	$(1,673,237)

Net decrease in net assets from operations	$(195,612)

8	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$1,477,625	$1,782,528
Net realized gain (loss) from investment transactions and financial futures contracts	(759,772)	808,870
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(913,465)	1,377,676
Net increase (decrease) in net assets from operations	$(195,612)	$3,969,074
Distributions to shareholders —
From net investment income
Class A	$(734,601)	$(962,594)
Class I	(1,382,607)	(1,437,110)
From net realized gain
Class A	(15,764)	—
Class I	(25,275)	—
Total distributions to shareholders	$(2,158,247)	$(2,399,704)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$21,362,939	$8,231,950
Class I	24,240,747	11,988,644
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	576,327	501,589
Class I	450,220	305,513
Cost of shares redeemed
Class A	(12,404,917)	(20,537,974)
Class I	(8,338,081)	(18,767,530)
Net increase (decrease) in net assets from Fund share transactions	$25,887,235	$(18,277,808)

Net increase (decrease) in net assets	$23,533,376	$(16,708,438)

Net Assets
At beginning of year	$66,574,510	$83,282,948
At end of year	$90,107,886	$66,574,510

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(9,665)	$(16,736)

9	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.980	$9.800	$10.360	$10.470	$10.310

Income (Loss) From Operations
Net investment income(1)	$0.173	$0.226	$0.220	$0.284	$0.315
Net realized and unrealized gain (loss)	(0.201)	0.260	(0.341)	0.217	0.376

Total income (loss) from operations	$(0.028)	$0.486	$(0.121)	$0.501	$0.691

Less Distributions
From net investment income	$(0.258)	$(0.306)	$(0.326)	$(0.382)	$(0.377)
From net realized gain	(0.004)	—	(0.113)	(0.229)	(0.154)

Total distributions	$(0.262)	$(0.306)	$(0.439)	$(0.611)	$(0.531)

Net asset value — End of year	$9.690	$9.980	$9.800	$10.360	$10.470

Total Return(2)	(0.31)%	5.00%	(1.18)%	4.86%	6.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,501	$25,821	$36,947	$16,550	$17,882
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.75%	0.75%	0.75%	0.75%	0.93%
Net investment income	1.75%	2.27%	2.19%	2.69%	3.01%
Portfolio Turnover of the Portfolio	159%	134%	107%	113%	100%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.21%, 0.24%, 0.28%, 0.33% and 0.21% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.960	$9.780	$10.350	$10.460	$10.290

Income (Loss) From Operations
Net investment income(1)	$0.199	$0.249	$0.248	$0.309	$0.341
Net realized and unrealized gain (loss)	(0.193)	0.261	(0.354)	0.218	0.386

Total income (loss) from operations	$0.006	$0.510	$(0.106)	$0.527	$0.727

Less Distributions
From net investment income	$(0.282)	$(0.330)	$(0.351)	$(0.408)	$(0.403)
From net realized gain	(0.004)	—	(0.113)	(0.229)	(0.154)

Total distributions	$(0.286)	$(0.330)	$(0.464)	$(0.637)	$(0.557)

Net asset value — End of year	$9.680	$9.960	$9.780	$10.350	$10.460

Total Return(2)	0.04%	5.27%	(1.04)%	5.12%	7.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,607	$40,753	$46,336	$20,292	$25,753
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.50%	0.50%	0.50%	0.50%	0.69%
Net investment income	2.01%	2.50%	2.47%	2.93%	3.27%
Portfolio Turnover of the Portfolio	159%	134%	107%	113%	100%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.21%, 0.24%, 0.28%, 0.34% and 0.21% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Core Bond Fund (formerly, Eaton Vance Investment Grade Income Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Core Bond Portfolio (formerly, Investment Grade Income Portfolio) (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (26.4% at December 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

12

Eaton Vance

Core Bond Fund

December 31, 2015

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$2,158,247	$2,399,704

During the year ended December 31, 2015, accumulated net realized loss was increased by $329,499, accumulated distributions in excess of net investment income was decreased by $646,654 and paid-in capital was decreased by $317,155 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, accretion of market discount, partnership allocations, investments in partnerships and investments in Treasury Inflation Protected Notes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$74,127
Deferred capital losses	$(807,027)
Net unrealized depreciation	$(1,354,126)
Other temporary differences	$(83,792)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At December 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $807,027, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2015, $515,034 are short-term and $291,993 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.75% and 0.50% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM was allocated $161,358 of the Fund’s operating expenses for the year ended December 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $2,058 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,748 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance

Core Bond Fund

December 31, 2015

Notes to Financial Statements — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $71,058 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2015, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $32,913,817 and $9,271,815, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	2,162,634	828,505
Issued to shareholders electing to receive payments of distributions in Fund shares	58,424	50,267
Redemptions	(1,249,870)	(2,062,433)

Net increase (decrease)	971,188	(1,183,661)

	Year Ended December 31,
Class I	2015	2014

Sales	2,454,234	1,207,535
Issued to shareholders electing to receive payments of distributions in Fund shares	45,564	30,647
Redemptions	(846,464)	(1,884,213)

Net increase (decrease)	1,653,334	(646,031)

At December 31, 2015, pooled income funds (established and maintained by a public charity) managed by EVM and an Eaton Vance collective investment trust owned in the aggregate 40.7% of the value of the outstanding shares of the Fund.

8  Name Change

Effective May 1, 2015, the name of Eaton Vance Core Bond Fund was changed from Eaton Vance Investment Grade Income Fund.

14

Eaton Vance

Core Bond Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Core Bond Fund (formerly, Eaton Vance Investment Grade Income Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Core Bond Fund (formerly, Eaton Vance Investment Grade Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Core Bond Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

15

Eaton Vance

Core Bond Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Core Bond Portfolio

December 31, 2015

Portfolio of Investments

Corporate Bonds & Notes — 26.4%

Security	Principal Amount (000’s omitted)	Value

Aerospace & Defense — 0.2%
Lockheed Martin Corp., 4.70%, 5/15/46	$660	$681,905

		$681,905

Automotive — 1.8%
Ford Motor Co., 7.45%, 7/16/31	$765	$945,906
Ford Motor Credit Co., LLC, 2.551%, 10/5/18	600	596,120
Ford Motor Credit Co., LLC, 3.20%, 1/15/21	600	596,673
General Motors Co., 6.25%, 10/2/43	733	776,029
General Motors Financial Co., Inc., 3.10%, 1/15/19	290	289,848
General Motors Financial Co., Inc., 6.75%, 6/1/18	133	144,224
Harman International Industries, Inc., 4.15%, 5/15/25	1,127	1,082,798
Magna International, Inc., 4.15%, 10/1/25	868	885,841
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	1,000	981,250

		$6,298,689

Banks — 5.0%
Bank of America Corp., 3.30%, 1/11/23	$1,237	$1,221,533
Bank of America Corp., 5.65%, 5/1/18	807	868,233
Bank of America NA, 5.30%, 3/15/17	500	520,281
Barclays PLC, 2.75%, 11/8/19	1,080	1,077,677
Branch Banking & Trust Co., 3.625%, 9/16/25	865	874,623
Capital One Bank (USA), NA, 3.375%, 2/15/23	892	874,663
Citigroup, Inc., 4.30%, 11/20/26	698	696,496
Citigroup, Inc., 4.50%, 1/14/22	725	777,657
Citigroup, Inc., 6.625%, 6/15/32	172	203,421
Discover Bank, 3.20%, 8/9/21	950	945,181
Fifth Third Bancorp, 4.30%, 1/16/24	599	614,663
First Horizon National Corp., 3.50%, 12/15/20	1,009	1,001,511
Merrill Lynch & Co., Inc., 6.11%, 1/29/37	175	199,188
Morgan Stanley, 4.35%, 9/8/26	643	646,853
Morgan Stanley, 4.875%, 11/1/22	1,132	1,203,822
PNC Bank NA, 4.20%, 11/1/25	800	849,426
Regions Bank, 2.25%, 9/14/18	800	799,746
Santander Holdings USA, Inc., 4.50%, 7/17/25	712	726,260
Societe Generale SA, 4.25%, 4/14/25(1)	700	662,213
Wells Fargo & Co., 3.45%, 2/13/23	1,830	1,836,683
Wells Fargo & Co., 4.10%, 6/3/26	364	367,921

		$16,968,051

Security	Principal Amount (000’s omitted)	Value

Beverages — 0.6%
Coca-Cola Co. (The), 1.875%, 10/27/20	$1,300	$1,288,157
Constellation Brands, Inc., 4.25%, 5/1/23	775	776,937

		$2,065,094

Biotechnology — 0.7%
Amgen, Inc., 2.20%, 5/22/19	$464	$463,860
Amgen, Inc., 3.125%, 5/1/25	500	475,978
Amgen, Inc., 5.15%, 11/15/41	667	679,032
Celgene Corp., 3.55%, 8/15/22	841	850,458

		$2,469,328

Building Materials — 0.1%
Owens Corning, Inc., 4.20%, 12/15/22	$502	$503,360

		$503,360

Chemicals — 0.6%
Eastman Chemical Co., 3.60%, 8/15/22	$970	$967,200
LYB International Finance B.V., 4.00%, 7/15/23	611	610,376
Mosaic Co., 4.25%, 11/15/23	389	385,944

		$1,963,520

Commercial Services — 0.3%
Block Financial, LLC, 4.125%, 10/1/20	$870	$881,928

		$881,928

Computers — 0.2%
Seagate HDD Cayman, 4.75%, 6/1/23	$780	$683,817

		$683,817

Diversified Financial Services — 3.1%
Ally Financial, Inc., 3.25%, 9/29/17	$975	$976,219
American Express Co., 3.625%, 12/5/24	1,162	1,139,360
American Express Credit Corp., 2.125%, 3/18/19	500	500,254
General Electric Capital Corp., 5.30%, 2/11/21	1,120	1,264,312
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	300	298,485
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	1,151	1,310,748
International Lease Finance Corp., 6.25%, 5/15/19	722	775,247
Janus Capital Group, Inc., 4.875%, 8/1/25	964	991,262
JPMorgan Chase & Co., 3.875%, 9/10/24	642	640,120
JPMorgan Chase & Co., 5.625%, 8/16/43	178	194,479
McGraw Hill Financial, Inc., 3.30%, 8/14/20	820	828,216

17	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services (Continued)
Navient Corp., 5.00%, 10/26/20	$725	$638,000
Synchrony Financial, 3.75%, 8/15/21	1,163	1,163,719

		$10,720,421

Educational Services — 0.2%
University of Notre Dame du Lac, 3.438%, 2/15/45	$660	$616,929

		$616,929

Electric Utilities — 1.7%
Comision Federal de Electricidad, 4.875%, 5/26/21(1)	$836	$848,540
Enel Finance International NV, 6.00%, 10/7/39(1)	502	563,195
Entergy Corp., 4.00%, 7/15/22	1,046	1,068,717
Exelon Generation Co., LLC, 5.20%, 10/1/19	613	661,070
Georgia Power Co., 1.95%, 12/1/18	520	519,008
Georgia Power Co., 4.30%, 3/15/42	697	645,200
ITC Holdings Corp., 4.05%, 7/1/23	680	699,985
Trans-Allegheny Interstate Line Co., 3.85%, 6/1/25(1)	688	689,464

		$5,695,179

Electrical and Electronic Equipment — 0.4%
Flextronics International, Ltd., 4.75%, 6/15/25(1)	$788	$769,285
NXP B.V./NXP Funding, LLC, 4.125%, 6/15/20(1)	700	701,750

		$1,471,035

Foods — 0.5%
Delhaize Group SA, 5.70%, 10/1/40	$849	$875,812
Kroger Co. (The), 2.95%, 11/1/21	980	971,789

		$1,847,601

Health Services — 1.0%
Dignity Health, 3.812%, 11/1/24	$845	$860,387
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	845	913,656
MEDNAX, Inc., 5.25%, 12/1/23(1)	160	161,200
Tenet Healthcare Corp., 4.75%, 6/1/20	700	707,000
UnitedHealth Group, Inc., 2.875%, 12/15/21	724	733,105

		$3,375,348

Household Products — 0.1%
Clorox Co. (The), 3.05%, 9/15/22	$500	$494,588

		$494,588

Security	Principal Amount (000’s omitted)	Value

Insurance — 0.9%
ACE INA Holdings, Inc., 3.35%, 5/3/26	$975	$973,453
Aflac, Inc., 4.00%, 2/15/22	289	305,636
Aflac, Inc., 6.45%, 8/15/40	335	411,732
Marsh and McLennan Cos., Inc., 3.75%, 3/14/26	841	842,822
Principal Financial Group, Inc., 6.05%, 10/15/36	205	237,743
Prudential Financial, Inc., 6.00%, 12/1/17	344	369,581

		$3,140,967

Internet Software & Services — 0.2%
Netflix, Inc., 5.75%, 3/1/24	$685	$707,262

		$707,262

Media — 0.5%
CCO Safari II, LLC, 4.464%, 7/23/22(1)	$1,576	$1,572,282

		$1,572,282

Mining — 0.2%
Glencore Canada Corp., 6.20%, 6/15/35	$194	$153,161
Newcrest Finance Pty. Ltd., 4.20%, 10/1/22(1)	555	465,972

		$619,133

Miscellaneous Manufacturing — 0.1%
Trinity Industries, Inc., 4.55%, 10/1/24	$486	$446,273

		$446,273

Oil and Gas — 1.5%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	$675	$656,437
Anadarko Petroleum Corp., 6.95%, 6/15/19	616	673,401
Devon Energy Corp., 5.85%, 12/15/25	1,175	1,144,961
Halliburton Co., 3.375%, 11/15/22	1,040	1,024,518
Noble Energy, Inc., 3.90%, 11/15/24	787	702,127
Rowan Cos., Inc., 4.75%, 1/15/24	441	314,196
Total Capital International SA, 2.70%, 1/25/23	733	703,881

		$5,219,521

Packaging & Containers — 0.2%
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	$835	$849,091

		$849,091

Pharmaceuticals — 1.0%
AbbVie, Inc., 2.50%, 5/14/20	$1,100	$1,090,241
AbbVie, Inc., 4.40%, 11/6/42	520	487,464

18	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Pharmaceuticals (Continued)
Actavis Funding SCS, 3.00%, 3/12/20	$1,122	$1,123,911
Actavis Funding SCS, 4.55%, 3/15/35	696	678,618

		$3,380,234

Pipelines — 0.5%
Energy Transfer Partners L.P., 4.90%, 2/1/24	$557	$497,435
Gulfstream Natural Gas, 4.60%, 9/15/25(1)	431	409,951
Plains All America Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/25	563	492,681
Sunoco Logistics Partners Operations L.P., 4.40%, 4/1/21	482	467,684

		$1,867,751

Real Estate Investment Trusts (REITs) — 1.0%
CubeSmart L.P., 4.80%, 7/15/22	$690	$735,866
DDR Corp., 4.625%, 7/15/22	597	618,002
Essex Portfolio L.P., 3.25%, 5/1/23	805	782,333
Healthcare Realty Trust, 3.875%, 5/1/25	275	266,731
Kilroy Realty L.P., 4.375%, 10/1/25	844	856,657

		$3,259,589

Retail-Drug Stores — 0.5%
CVS Health Corp., 5.125%, 7/20/45	$820	$867,147
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	1,000	972,735

		$1,839,882

Retail-Specialty and Apparel — 0.8%
AutoNation, Inc., 5.50%, 2/1/20	$798	$865,263
Dollar General Corp., 4.15%, 11/1/25	502	500,022
Gap, Inc. (The), 5.95%, 4/12/21	464	491,637
Home Depot, Inc. (The), 3.35%, 9/15/25	455	465,790
Ross Stores, Inc., 3.375%, 9/15/24	333	328,401

		$2,651,113

Software — 0.5%
HP Enterprise Co., 4.90%, 10/15/25(1)	$635	$624,818
HP Enterprise Co., 6.35%, 10/15/45(1)	345	328,565
Oracle Corp., 4.50%, 7/8/44	688	693,913

		$1,647,296

Technology — 0.1%
KLA-Tencor Corp., 4.65%, 11/1/24	$401	$404,386

		$404,386

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 1.1%
AT&T, Inc., 3.00%, 6/30/22	$1,043	$1,016,080
Verizon Communications, Inc., 5.15%, 9/15/23	1,700	1,872,045
Verizon Communications, Inc., 6.00%, 4/1/41	685	742,224

		$3,630,349

Tobacco — 0.5%
Altria Group, Inc., 4.00%, 1/31/24	$800	$830,283
Lorillard Tobacco Co., 7.00%, 8/4/41	444	500,593
Reynolds American, Inc., 5.85%, 8/15/45	230	256,471

		$1,587,347

Utilities — 0.3%
American Water Capital Corp., 4.30%, 9/1/45	$842	$854,786

		$854,786

Total Corporate Bonds & Notes (identified cost $90,911,955)		$90,414,055

Agency Mortgage-Backed Securities — 21.8%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Pool #A97620, 4.50%, 3/1/41	$720	$778,749
Pool #C03490, 4.50%, 8/1/40	1,200	1,297,861
Pool #C03517, 4.50%, 9/1/40	602	651,214
Pool #C03815, 3.50%, 3/1/42	801	827,063
Pool #C09013, 3.00%, 9/1/42	911	912,006
Pool #C09031, 2.50%, 2/1/43	660	637,262
Pool #C09032, 3.50%, 2/1/43	897	924,804
Pool #E03124, 3.00%, 4/1/27	1,268	1,311,817
Pool #G04913, 5.00%, 3/1/38	1,374	1,511,552
Pool #G05958, 5.00%, 8/1/40	324	355,168
Pool #G07527, 3.00%, 10/1/43	496	496,765
Pool #G07589, 5.50%, 6/1/41	1,356	1,514,078
Pool #G08348, 5.00%, 6/1/39	350	382,963
Pool #G08596, 4.50%, 7/1/44	1,369	1,479,751
Pool #G08651, 4.00%, 6/1/45	1,599	1,691,399
Pool #G08666, 3.00%, 9/1/45	2,961	2,960,129
Pool #G08670, 3.00%, 10/1/45	1,990	1,988,671
Pool #G18176, 5.00%, 4/1/22	117	125,235
Pool #G18309, 4.50%, 5/1/24	281	300,115
Pool #G18544, 2.50%, 3/1/30	847	855,777

19	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Pool #G18566, 3.50%, 8/1/30	$1,511	$1,582,885
Pool #G60173, 4.00%, 7/1/45	1,925	2,043,589
Pool #Q00285, 4.50%, 4/1/41	877	948,861
Pool #Q21661, 3.50%, 9/1/43	652	672,337
Pool #Q26812, 4.00%, 6/1/44	1,703	1,801,387
Pool #Q34764, 3.50%, 7/1/45	1,682	1,733,031
Pool #Q34966, 4.00%, 7/1/45	1,410	1,491,404

		$31,275,873

Federal National Mortgage Association:
30-Year, 3.50%, TBA(3)	$10,000	$10,316,705
Pool #735415, 6.50%, 12/1/32	387	445,983
Pool #889982, 5.50%, 11/1/38	113	126,162
Pool #890397, 3.50%, 12/1/26	89	93,860
Pool #890427, 3.50%, 4/1/42	1,694	1,752,040
Pool #929009, 6.00%, 1/1/38	331	374,059
Pool #995203, 5.00%, 7/1/35	39	42,944
Pool #AB4827, 3.50%, 4/1/42	492	508,743
Pool #AB6633, 3.50%, 10/1/42	292	301,809
Pool #AC8540, 4.50%, 12/1/24	168	179,296
Pool #AE0481, 5.00%, 9/1/40	1,453	1,601,163
Pool #AE0949, 4.00%, 2/1/41	498	527,733
Pool #AE0971, 4.00%, 5/1/25	349	369,750
Pool #AE7535, 4.00%, 10/1/40	439	465,668
Pool #AE9757, 4.00%, 12/1/40	97	102,916
Pool #AH0944, 4.00%, 12/1/40	1,146	1,216,922
Pool #AH1559, 4.00%, 12/1/40	189	200,086
Pool #AH3575, 4.50%, 1/1/41	352	381,441
Pool #AH3804, 4.00%, 2/1/41	898	952,940
Pool #AH6827, 4.00%, 3/1/26	460	488,833
Pool #AH9055, 4.50%, 4/1/41	697	755,815
Pool #AK3264, 3.00%, 2/1/27	332	342,854
Pool #AK6759, 3.50%, 3/1/42	1,557	1,608,634
Pool #AL2551, 3.50%, 10/1/42	378	391,662
Pool #AL3865, 3.50%, 7/1/43	95	98,152
Pool #AL6838, 4.00%, 4/1/43	1,401	1,486,583
Pool #AO4647, 3.50%, 6/1/42	661	683,099
Pool #AP2133, 3.50%, 8/1/42	337	348,321
Pool #AS0304, 3.00%, 8/1/43	604	605,370
Pool #AS4421, 4.00%, 2/1/45	1,165	1,237,298
Pool #AS5332, 4.00%, 7/1/45	2,000	2,123,420
Pool #AS5783, 2.50%, 9/1/30	1,291	1,302,960
Pool #MA0956, 4.00%, 1/1/42	2,095	2,221,481
Pool #MA1003, 3.50%, 3/1/42	1,220	1,260,691
Pool #MA1060, 2.50%, 5/1/27	1,072	1,086,567
Pool #MA1438, 2.50%, 5/1/28	1,093	1,106,695

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Pool #MA2357, 3.50%, 8/1/45	$1,221	$1,245,153
Pool #MA2389, 3.50%, 9/1/35	1,034	1,078,227
Pool #MA2486, 3.50%, 12/1/30	2,320	2,437,391

		$41,869,426

Government National Mortgage Association:
Pool #MA2524, 5.00%, 1/20/45	$1,529	$1,670,711

		$1,670,711

Total Agency Mortgage-Backed Securities (identified cost $74,601,522)		$74,816,010

Collateralized Mortgage Obligations — 0.2%

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association:
Series 2005-58, Class MA, 5.50%, 7/25/35	$661	$730,000

Total Collateralized Mortgage Obligations (identified cost $734,073)		$730,000

Commercial Mortgage-Backed Securities — 6.0%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2013-1, Class A, 2.40%, 11/15/25(1)	$49	$49,010
Series 2015-1, Class A2, 3.13%, 4/15/34(1)	880	875,785
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4, 5.889%, 7/10/44(4)	740	743,963
Series 2006-5, Class AM, 5.448%, 9/10/47	130	132,488
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A4, 5.201%, 12/11/38	380	387,534
CD Commercial Mortgage Trust
Series 2006-CD3, Class A5, 5.617%, 10/15/48	413	417,470
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class A2, 1.813%, 9/10/45	400	399,785
Series 2015-P1, Class D, 3.225%, 9/15/48(1)	1,000	747,527
Commercial Mortgage Trust
Series 2006-C8, Class A4, 5.306%, 12/10/46	462	470,683
Series 2012-CR2, Class AM, 3.791%, 8/15/45	165	170,759
Series 2013-CR11, Class C, 5.17%, 10/10/46(1)(4)	500	523,216
Series 2014-CR20, Class D, 3.222%, 11/10/47(1)	700	531,898
Series 2014-LC17, Class A2, 3.164%, 10/10/47	550	564,653
Series 2014-LC17, Class D, 3.687%, 10/10/47(1)	325	255,464

20	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Commercial Mortgage Trust (continued)
Series 2014-UBS2, Class A2, 2.82%, 3/10/47	$670	$681,859
Series 2015-LC19, Class C, 4.263%, 2/10/48(4)	700	675,137
Credit Suisse Commercial Mortgage Trust
Series 2006-C4, Class A3, 5.467%, 9/15/39	355	358,706
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1, 3.742%, 11/10/46(1)	136	135,966
Extended Stay America Trust
Series 2013-ESH7, Class D7, 5.053%, 12/5/31(1)(4)	750	753,822
Hilton USA Trust
Series 2013-HLT, Class DFX, 4.407%, 11/5/30(1)	300	300,987
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class D, 4.661%, 8/15/47(1)(4)	675	565,771
Series 2014-C22, Class D, 4.561%, 9/15/47(1)(4)	500	399,941
Series 2014-C23, Class D, 3.96%, 9/15/47(1)(4)	250	201,399
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB16, Class A4, 5.552%, 5/12/45	303	306,856
Series 2006-CB17, Class A4, 5.429%, 12/12/43	1,429	1,454,071
Series 2006-LDP7, Class A4, 5.909%, 4/15/45(4)	156	156,049
Series 2006-LDP8, Class A4, 5.399%, 5/15/45	352	354,220
Series 2011-C5, Class A3, 4.171%, 8/15/46	850	909,279
Series 2013-LC11, Class AS, 3.216%, 4/15/46	220	217,518
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class A3, 5.172%, 12/12/49	245	248,829
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A4, 5.332%, 12/15/43	436	444,084
Series 2007-IQ15, Class A4, 5.917%, 6/11/49(4)	773	803,252
Motel 6 Trust
Series 2015-MTL6, Class D, 4.532%, 2/5/30(1)	1,000	985,627
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.534%, 5/10/45(1)(4)	850	863,626
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class A4, 5.308%, 11/15/48	475	482,287
Wells Fargo Commercial Mortgage Trust
Series 2010-C1, Class C, 5.612%, 11/15/43(1)(4)	500	537,355
Series 2015-LC22, Class C, 4.539%, 9/15/58(4)	900	860,315
Series 2015-SG1, Class C, 4.471%, 12/15/47(4)	1,500	1,425,590
WF-RBS Commercial Mortgage Trust
Series 2013-C13, Class AS, 3.345%, 5/15/45	80	80,307

Total Commercial Mortgage-Backed Securities (identified cost $20,826,668)		$20,473,088

Asset-Backed Securities — 8.5%

Security	Principal Amount (000’s omitted)	Value

Automotive — 4.6%
AmeriCredit Automobile Receivables Trust
Series 2013-5, Class B, 1.52%, 1/8/19	$353	$351,682
Series 2015-3, Class A2A, 1.07%, 1/8/19	3,000	2,992,394
Avis Budget Rental Car Funding LLC
Series 2013-2A, Class B, 3.66%, 2/20/20(1)	450	455,274
Series 2014-1A, Class A, 2.46%, 7/20/20(1)	920	923,853
Series 2014-1A, Class B, 2.96%, 7/20/20(1)	365	360,897
BMW Vehicle Owner Trust
Series 2014-A, Class A2, 0.53%, 4/25/17	268	267,420
California Republic Auto Receivables Trust
Series 2013-2, Class A2, 1.23%, 3/15/19	253	252,563
CarMax Auto Owner Trust
Series 2013-1, Class A3, 0.60%, 10/16/17	54	53,802
Series 2015-3, Class A2A, 1.10%, 11/15/18	725	723,360
Enterprise Fleet Financing LLC
Series 2014-1, Class A3, 1.38%, 9/20/19(1)	500	498,321
Fifth Third Auto Trust
Series 2014-1, Class A4, 1.14%, 10/15/20	365	363,374
First Investors Auto Owner Trust
Series 2015-2A, Class A1, 1.59%, 12/16/19(1)	1,731	1,728,596
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(1)	475	475,050
Ford Credit Floorplan Master Owner Trust
Series 2014-1, Class B, 1.40%, 2/15/19	740	739,330
GMF Floorplan Owner Revolving Trust
Series 2015-1, Class B, 1.97%, 5/15/20(1)	775	772,375
Honda Auto Receivables Owner Trust
Series 2014-2, Class A4, 1.18%, 5/18/20	570	567,726
Hyundai Auto Receivables Trust
Series 2015-C, Class A2A, 0.99%, 11/15/18	500	499,145
Nissan Auto Lease Trust
Series 2014-B, Class A2A, 0.73%, 4/17/17	621	619,988
Santander Drive Auto Receivables Trust
Series 2013-5, Class B, 1.55%, 10/15/18	807	807,158
Series 2014-4, Class A2A, 0.67%, 1/16/18	353	353,305
Series 2015-1, Class B, 1.97%, 11/15/19	1,000	1,001,811
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A2, 0.51%, 2/15/17	322	321,378
Volkswagen Credit Auto Master Trust
Series 2014-1A, Class A2, 1.40%, 7/22/19(1)	455	449,291

		$15,578,093

21	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Computers — 0.4%
Dell Equipment Finance Trust
Series 2015-1, Class C, 2.42%, 3/23/20(1)	$1,225	$1,215,418

		$1,215,418

Machinery — 0.2%
CNH Equipment Trust
Series 2014-C, Class A2, 0.63%, 12/15/17	$766	$765,113

		$765,113

Other — 2.1%
DB Master Finance LLC
Series 2015-1A, Class A2I, 3.262%, 2/20/45(1)	$824	$817,110
GE Equipment Midticket LLC
Series 2014-1, Class A2, 0.64%, 4/24/17	645	643,780
Leaf II Receivables Funding LLC
Series 2015-1, Class A4, 2.03%, 8/17/20(1)	555	547,312
MVW Owner Trust
Series 2015-1A, Class A, 2.52%, 12/20/32(1)	1,102	1,087,238
Nextgear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/20(1)	1,250	1,239,165
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(1)	167	165,854
Series 2015-1A, Class B, 3.05%, 3/22/32(1)	539	533,202
SpringCastle Funding Trust
Series 2014-AA, Class A, 2.70%, 5/25/23(1)	599	597,719
Synchrony Credit Card Master Note Trust
Series 2015-3, Class A, 1.74%, 9/15/21	700	694,997
Wendys Funding LLC
Series 2015-1A, Class A2I, 3.371%, 6/15/45(1)	1,047	1,024,900

		$7,351,277

Single Family Home Rental — 1.2%
American Homes 4 Rent
Series 2014-SFR1, Class C, 2.101%, 6/17/31(1)(5)	$1,000	$970,983
American Residential Properties Trust
Series 2014-SFR1, Class C, 2.701%, 9/17/31(1)(5)	850	837,228
Colony American Homes
Series 2014-1A, Class C, 2.201%, 5/17/31(1)(5)	915	890,572
FirstKey Lending Trust
Series 2015-SFR1, Class A, 2.553%, 3/9/47(1)	689	676,383

Security	Principal Amount (000’s omitted)	Value

Single Family Home Rental (Continued)
Invitation Homes Trust
Series 2013-SFR1, Class D, 2.568%, 12/17/30(1)(5)	$350	$340,178
Series 2014-SFR1, Class D, 2.951%, 6/17/31(1)(5)	500	494,172

		$4,209,516

Total Asset-Backed Securities (identified cost $29,316,402)		$29,119,417

Foreign Government and Agency Securities — 0.7%

Security	Principal Amount (000’s omitted)	Value

Bermuda — 0.1%
Government of Bermuda, 4.854%, 2/6/24(1)	$510	$528,360

		$528,360

Mexico — 0.4%
Government of Mexico, 3.60%, 1/30/25	$500	$488,500
Government of Mexico, 4.00%, 10/2/23	790	802,245

		$1,290,745

Sweden — 0.2%
Svensk Exportkredit AB, 2.875% to 11/14/18, 11/14/23(1)(6)	$600	$594,624

		$594,624

Total Foreign Government and Agency Securities (identified cost $2,418,075)		$2,413,729

U.S. Treasury Obligations — 34.8%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 3.625%, 2/15/44	$7,950	$8,928,192
U.S. Treasury Bond, 3.875%, 8/15/40	14,140	16,504,717
U.S. Treasury Inflation-Protected Note, 1.375%, 1/15/20(7)	13,820	14,367,652
U.S. Treasury Inflation-Protected Note, 2.375%, 1/15/25(7)	7,552	8,580,612
U.S. Treasury Note, 0.625%, 10/15/16	2,870	2,867,701
U.S. Treasury Note, 1.50%, 5/31/19	9,350	9,362,034
U.S. Treasury Note, 2.00%, 4/30/16	12,930	12,999,214
U.S. Treasury Note, 2.625%, 8/15/20	8,370	8,699,577
U.S. Treasury Note, 3.50%, 2/15/18	33,125	34,800,396

22	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 4.625%, 2/15/17	$2,000	$2,083,798

Total U.S. Treasury Obligations (identified cost $119,825,739)		$119,193,893

Preferred Securities — 0.3%

Security	Shares	Value

Diversified Financial Services — 0.1%
PPTT, 2006-A GS, Class A, 5.99%(1)(5)	1.30	$228,334

		$228,334

Insurance — 0.2%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16 (Non-cumulative)(6)(8)(9)	2,000	$800,125

		$800,125

Total Preferred Securities (identified cost $2,278,613)		$1,028,459

Interest Rate Swaptions Purchased — 0.0%(2)

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.30%	Bank of America, N.A.	2/8/16	$5,000	$24,852
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.33%	Wells Fargo Bank, N.A.	1/11/16	8,900	6,324
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.60%	Wells Fargo Bank, N.A.	5/12/16	10,200	59,301
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.85%	Wells Fargo Bank, N.A.	5/12/16	3,000	63,380

Total Interest Rate Swaptions Purchased (identified cost $956,542)				$153,857

Short-Term Investments — 4.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.37%(10)	$14,703	$14,702,843

Total Short-Term Investments (identified cost $14,702,843)		$14,702,843

Total Investments — 103.0% (identified cost $356,572,432)		$353,045,351

Other Assets, Less Liabilities — (3.0)%		$(10,361,353)

Net Assets — 100.0%		$342,683,998

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2015, the aggregate value of these securities is $36,721,035 or 10.7% of the Portfolio’s net assets.

(2)	Amount is less than 0.05%.

(3)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2015.

(5)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2015.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(8)	Non-income producing security.

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

23	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $341,869,589)	$338,342,508
Affiliated investment, at value (identified cost, $14,702,843)	14,702,843
Cash	63,967
Restricted cash*	176,719
Interest receivable	2,436,594
Interest receivable from affiliated investment	3,732
Receivable for investments sold	620,536
Receivable for forward sale commitments	10,778,906
Securities lending income receivable	401
Receivable from affiliate	312
Total assets	$367,126,518

Liabilities
Cash collateral due to brokers	$176,719
Payable for investments purchased	2,958,199
Payable for forward purchase commitment	21,082,031
Payable to affiliates:
Investment adviser fee	124,617
Trustees’ fees	3,350
Accrued expenses	97,604
Total liabilities	$24,442,520
Net Assets applicable to investors’ interest in Portfolio	$342,683,998

Sources of Net Assets
Investors’ capital	$346,211,079
Net unrealized depreciation	(3,527,081)
Total	$342,683,998

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

24	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Interest (net of foreign taxes, $548)	$6,446,132
Dividends	27,685
Securities lending income, net	12,042
Interest allocated from affiliated investment	17,471
Expenses allocated from affiliated investment	(1,111)
Total investment income	$6,502,219

Expenses
Investment adviser fee	$1,168,185
Trustees’ fees and expenses	13,417
Custodian fee	86,668
Legal and accounting services	72,701
Miscellaneous	11,663
Total expenses	$1,352,634
Deduct —
Allocation of expenses to affiliate	$54,529
Reduction of custodian fee	8
Total expense reductions	$54,537

Net expenses	$1,298,097

Net investment income	$5,204,122

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,764,554)
Investment transactions allocated from affiliated investment	13
Financial futures contracts	(78,446)
Net realized loss	$(1,842,987)
Change in unrealized appreciation (depreciation) —
Investments	$(4,171,780)
Financial futures contracts	60,551
Net change in unrealized appreciation (depreciation)	$(4,111,229)

Net realized and unrealized loss	$(5,954,216)

Net decrease in net assets from operations	$(750,094)

25	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$5,204,122	$4,704,681
Net realized gain (loss) from investment transactions and financial futures contracts	(1,842,987)	1,929,310
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(4,111,229)	2,952,583
Net increase (decrease) in net assets from operations	$(750,094)	$9,586,574
Capital transactions —
Contributions	$148,178,748	$75,604,548
Withdrawals	(19,282,676)	(48,352,922)
Net increase in net assets from capital transactions	$128,896,072	$27,251,626

Net increase in net assets	$128,145,978	$36,838,200

Net Assets
At beginning of year	$214,538,020	$177,699,820
At end of year	$342,683,998	$214,538,020

26	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2015		2014		2013		2012		2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.50	%(2)	0.50	%(2)	0.50	%(2)	0.50	%(2)	0.57%
Net investment income	2.00%		2.47%		2.48%		2.93%		3.39%
Portfolio Turnover	159	%(3)	134	%(3)	107%		113%		100%

Total Return	0.04%		5.27%		(1.04)%		5.12%		7.34%

Net assets, end of year (000’s omitted)	$342,684		$214,538		$177,700		$114,900		$129,707

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.03%, 0.07% and 0.07% of average daily net assets for the years ended December 31, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would have been lower.

(3)	Includes the effect of To-Be-Announced (TBA) transactions.

27	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Core Bond Portfolio (formerly, Investment Grade Income Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objectives are to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2015, Eaton Vance Balanced Fund, Eaton Vance Core Bond Fund (formerly, Eaton Vance Investment Grade Income Fund) and donor advised funds (established and maintained by a public charity) managed by Eaton Vance Management (EVM) held an interest of 59.2%, 26.4% and 14.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

28

Core Bond Portfolio

December 31, 2015

Notes to Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate on average daily net assets of

29

Core Bond Portfolio

December 31, 2015

Notes to Financial Statements — continued

$1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2015, the Portfolio’s investment adviser fee amounted to $1,168,185 or 0.45% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $54,529 of the Portfolio’s operating expenses for the year ended December 31, 2015. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and TBA transactions, for the year ended December 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$116,797,788	$91,910,653
U.S. Government and Agency Securities	404,084,213	324,537,071

	$520,882,001	$416,447,724

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$358,440,866

Gross unrealized appreciation	$1,298,275
Gross unrealized depreciation	(6,693,790)

Net unrealized depreciation	$(5,395,515)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2015, there were no obligations outstanding under these financial instruments.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into financial futures contracts and interest rate swaptions.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on

30

Core Bond Portfolio

December 31, 2015

Notes to Financial Statements — continued

or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at December 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at December 31, 2015.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Interest rate swaptions purchased	$153,857	(1)	$—

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of December 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$24,852	$—	$—	$(6,719)	$18,133
Wells Fargo Bank, N.A.	129,005	—	—	(129,005)	—

	$153,857	$—	$—	$(135,724)	$18,133

(a)	In some instances, the actual collateral received may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Financial futures contracts	$(78,446	)(1)	$60,551	(2)
Interest rate swaptions purchased	(508,768	)(3)	(264,499	)(4)

Total	$(587,214)		$(203,948)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

31

Core Bond Portfolio

December 31, 2015

Notes to Financial Statements — continued

(3)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

The average notional amounts of derivative contracts outstanding during the year ended December 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Interest Rate Swaptions Purchased

$549,000	$325,000	$25,215,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. During the year ended December 31, 2015, cash collateral was invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), an affiliated investment company managed by EVM. Although not a registered money market mutual fund, Cash Collateral Fund conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. The Portfolio earned interest on the amount invested in Cash Collateral Fund but it paid (and at times received from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2015 amounted to $2,191.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2015, the Portfolio had no securities on loan.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Core Bond Portfolio

December 31, 2015

Notes to Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$90,414,055	$—	$90,414,055
Agency Mortgage-Backed Securities	—	74,816,010	—	74,816,010
Collateralized Mortgage Obligations	—	730,000	—	730,000
Commercial Mortgage-Backed Securities	—	20,473,088	—	20,473,088
Asset-Backed Securities	—	29,119,417	—	29,119,417
Foreign Government and Agency Securities	—	2,413,729	—	2,413,729
U.S. Treasury Obligations	—	119,193,893	—	119,193,893
Preferred Securities	—	228,334	800,125	1,028,459
Interest Rate Swaptions Purchased	—	153,857	—	153,857
Short-Term Investments	—	14,702,843	—	14,702,843

Total Investments	$—	$352,245,226	$800,125	$353,045,351

*	None of the unobservable inputs for level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of level 3 assets for the year ended December 31, 2015 is not presented. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

9  Name Change

Effective May 1, 2015, the name of Core Bond Portfolio was changed from Investment Grade Income Portfolio.

33

Core Bond Portfolio

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Core Bond Portfolio (formerly, Investment Grade Income Portfolio):

We have audited the accompanying statement of assets and liabilities of Core Bond Portfolio (formerly, Investment Grade Income Portfolio) (the “Portfolio”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Core Bond Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

34

Eaton Vance

Core Bond Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Core Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

35

Eaton Vance

Core Bond Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas H. Luster 1962	President of the Portfolio	2002	Vice President of EVM and BMR.

36

Eaton Vance

Core Bond Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Core Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Core Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2978    12.31.15

Eaton Vance

Dividend Builder Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Dividend Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 32

Federal Tax Information	18

Management and Organization	33

Important Notices	36

Eaton Vance

Dividend Builder Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Dividend Builder Fund (the Fund) had a total return of 2.91% for Class A shares at net asset value (NAV), outperforming its benchmark, the S&P 500 Index (the Index), which returned 1.38% for the same period.

The Fund’s outperformance relative to the Index was primarily due to stock selection. Overall, sector and industry allocation detracted slightly from relative Fund performance. Among the 10 economic sectors in the Index, five had positive absolute returns for the 12-month period. The Fund recorded positive absolute returns in seven of the 10 sectors.

Consumer staples was the Fund’s top-performing sector relative to the Index, due largely to stock selection. Within the sector, the tobacco industry was a strong contributor to relative Fund performance, led by Reynolds American, Inc., which was the Fund’s best-performing stock versus the Index. The company benefited from strong pricing and a major acquisition during the period. Also in consumer staples, the food products and household products industries were notable contributors to relative Fund performance. Packaged foods company Pinnacle Foods, Inc. was among the Fund’s leading stocks versus the Index. In household products, the Fund benefited from its underweight position versus the Index in multinational giant Proctor & Gamble Co. Elsewhere, stock selection in the financials sector, particularly in the real estate investment trust (REIT) industry, helped relative Fund performance. The Fund’s overweight position in the industry was also beneficial, as REITs outperformed the overall Index for the period. Stock selection in the energy sector further boosted relative Fund performance, aided by an underweight in the lagging energy equipment & services industry.

Conversely, stock selection in the information technology sector detracted from relative Fund performance. Specifically, the Fund’s holdings in the internet software & services industry and the IT services industry were laggards versus the Index. For example, the Fund’s lack of exposure to strong-performing Alphabet, Inc., parent company of Google, dragged on relative Fund performance. In the health care sector, stock selection in the biotechnology industry hampered relative Fund performance. An underweight in the outperforming consumer discretionary sector, particularly in the internet catalog & retail industry, further detracted from relative Fund performance. Among individual stocks, CBS Corp. was a notable detractor from relative Fund performance, as the media giant experienced weak advertising results during the period. CBS was sold during the period. Overall, the Fund’s worst-performing stock versus the Index was International Paper Co., part of the materials sector, which was hurt by sluggish demand during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Dividend Builder Fund

December 31, 2015

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/18/1981	12/18/1981	2.91%	10.59%	7.21%
Class A with 5.75% Maximum Sales Charge	—	—	–3.04	9.30	6.58
Class C at NAV	11/01/1993	12/18/1981	2.05	9.76	6.40
Class C with 1% Maximum Sales Charge	—	—	1.13	9.76	6.40
Class I at NAV	06/20/2005	12/18/1981	3.10	10.88	7.48
S&P 500 Index	—	—	1.38%	12.56%	7.30%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.05%	1.80%	0.80%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2005	$18,604	N.A.
Class I	$250,000	12/31/2005	$514,650	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Dividend Builder Fund

December 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Microsoft Corp.	4.2%
General Electric Co.	3.7
Johnson & Johnson	3.7
Apple, Inc.	3.4
JPMorgan Chase & Co.	3.3
Verizon Communications, Inc.	3.1
United Technologies Corp.	2.4
Gilead Sciences, Inc.	2.4
ACE, Ltd.	2.3
General Mills, Inc.	2.2
Total	30.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Dividend Builder Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Depictions do not reflect the Portfolio’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Dividend Builder Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$991.80	$5.22	1.04%
Class C	$1,000.00	$987.20	$8.97	1.79%
Class I	$1,000.00	$992.40	$3.97	0.79%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.30	1.04%
Class C	$1,000.00	$1,016.20	$9.10	1.79%
Class I	$1,000.00	$1,021.20	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Dividend Builder Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investment in Dividend Builder Portfolio, at value (identified cost, $922,152,739)	$988,710,114
Receivable for Fund shares sold	597,818
Total assets	$989,307,932

Liabilities
Payable for Fund shares redeemed	$3,700,897
Payable to affiliates:
Distribution and service fees	294,751
Trustees’ fees	125
Accrued expenses	234,767
Total liabilities	$4,230,540
Net Assets	$985,077,392

Sources of Net Assets
Paid-in capital	$909,778,894
Accumulated net realized gain from Portfolio	4,089,563
Accumulated undistributed net investment income	4,651,560
Net unrealized appreciation from Portfolio	66,557,375
Total	$985,077,392

Class A Shares
Net Assets	$711,198,804
Shares Outstanding	54,266,144
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.11
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.91

Class C Shares
Net Assets	$165,915,220
Shares Outstanding	12,604,952
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.16

Class I Shares
Net Assets	$107,963,368
Shares Outstanding	8,243,928
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $204,584)	$27,897,717
Interest allocated from Portfolio	4,840
Securities lending income allocated from Portfolio, net	58,988
Expenses allocated from Portfolio	(7,027,331)
Total investment income from Portfolio	$20,934,214

Expenses
Distribution and service fees
Class A	$1,882,256
Class C	1,755,617
Trustees’ fees and expenses	500
Custodian fee	60,641
Transfer and dividend disbursing agent fees	822,191
Legal and accounting services	53,826
Printing and postage	88,031
Registration fees	59,595
Miscellaneous	16,989
Total expenses	$4,739,646

Net investment income	$16,194,568

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$73,305,077
Written options	1,732,215
Foreign currency transactions	80,245
Net realized gain	$75,117,537
Change in unrealized appreciation (depreciation) —
Investments	$(63,837,421)
Written options	1,017,455
Foreign currency	(11,341)
Net change in unrealized appreciation (depreciation)	$(62,831,307)

Net realized and unrealized gain	$12,286,230

Net increase in net assets from operations	$28,480,798

8	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$16,194,568	$18,721,292
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	75,117,537	195,132,609
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	(62,831,307)	(99,751,057)
Net increase in net assets from operations	$28,480,798	$114,102,844
Distributions to shareholders —
From net investment income
Class A	$(12,392,157)	$(10,501,121)
Class B	—	(249,966)
Class C	(1,571,616)	(1,082,678)
Class I	(2,008,355)	(1,342,113)
From net realized gain
Class A	(65,128,788)	(30,210,922)
Class C	(15,039,935)	(6,894,189)
Class I	(9,641,901)	(4,116,544)
Total distributions to shareholders	$(105,782,752)	$(54,397,533)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$56,042,358	$43,624,861
Class B	—	529,135
Class C	19,234,228	16,286,996
Class I	29,649,124	46,288,683
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	67,872,491	35,369,686
Class B	—	228,965
Class C	14,155,041	6,720,118
Class I	9,528,388	4,335,025
Cost of shares redeemed
Class A	(115,060,248)	(194,426,727)
Class B	—	(6,896,174)
Class C	(29,624,857)	(33,751,930)
Class I	(26,660,978)	(17,907,411)
Net asset value of shares exchanged
Class A	—	5,102,852
Class B	—	(5,102,852)
Net asset value of shares merged*
Class A	—	37,567,006
Class B	—	(37,567,006)
Net increase (decrease) in net assets from Fund share transactions	$25,135,547	$(99,598,773)

Net decrease in net assets	$(52,166,407)	$(39,893,462)

Net Assets
At beginning of year	$1,037,243,799	$1,077,137,261
At end of year	$985,077,392	$1,037,243,799

Accumulated undistributed net investment income included in net assets
At end of year	$4,651,560	$5,953,538

*	At the close of business on October 24, 2014, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$14.190	$13.430	$10.870	$9.800	$10.050

Income (Loss) From Operations
Net investment income(1)	$0.238	$0.269	$0.158	$0.271	$0.373	(2)
Net realized and unrealized gain (loss)	0.178	1.269	2.582	1.039	(0.263)

Total income from operations	$0.416	$1.538	$2.740	$1.310	$0.110

Less Distributions
From net investment income	$(0.236)	$(0.195)	$(0.180)	$(0.240)	$(0.360)
From net realized gain	(1.260)	(0.583)	—	—	—

Total distributions	$(1.496)	$(0.778)	$(0.180)	$(0.240)	$(0.360)

Net asset value — End of year	$13.110	$14.190	$13.430	$10.870	$9.800

Total Return(3)	2.91%	11.73%	25.40%	13.50%	1.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$711,199	$758,216	$787,254	$771,307	$805,556
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.04%	1.05%	1.06%	1.07%	1.09%
Net investment income	1.67%	1.92%	1.30%	2.59%	3.75	%(2)
Portfolio Turnover of the Portfolio	99%	93%	59%	63%	87%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.83%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$14.250	$13.480	$10.910	$9.830	$10.080

Income (Loss) From Operations
Net investment income(1)	$0.132	$0.163	$0.067	$0.193	$0.300	(2)
Net realized and unrealized gain (loss)	0.167	1.278	2.592	1.047	(0.265)

Total income from operations	$0.299	$1.441	$2.659	$1.240	$0.035

Less Distributions
From net investment income	$(0.129)	$(0.088)	$(0.089)	$(0.160)	$(0.285)
From net realized gain	(1.260)	(0.583)	—	—	—

Total distributions	$(1.389)	$(0.671)	$(0.089)	$(0.160)	$(0.285)

Net asset value — End of year	$13.160	$14.250	$13.480	$10.910	$9.830

Total Return(3)	2.05%	10.90%	24.47%	12.70%	0.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$165,915	$175,086	$175,875	$164,219	$174,161
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.79%	1.80%	1.81%	1.82%	1.84%
Net investment income	0.92%	1.16%	0.55%	1.83%	3.01	%(2)
Portfolio Turnover of the Portfolio	99%	93%	59%	63%	87%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.08%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$14.180	$13.430	$10.870	$9.790	$10.040

Income (Loss) From Operations
Net investment income(1)	$0.274	$0.296	$0.189	$0.296	$0.399	(2)
Net realized and unrealized gain (loss)	0.178	1.268	2.581	1.051	(0.264)

Total income from operations	$0.452	$1.564	$2.770	$1.347	$0.135

Less Distributions
From net investment income	$(0.272)	$(0.231)	$(0.210)	$(0.267)	$(0.385)
From net realized gain	(1.260)	(0.583)	—	—	—

Total distributions	$(1.532)	$(0.814)	$(0.210)	$(0.267)	$(0.385)

Net asset value — End of year	$13.100	$14.180	$13.430	$10.870	$9.790

Total Return(3)	3.10%	12.01%	25.72%	13.91%	1.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$107,963	$103,942	$67,746	$66,792	$77,399
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.79%	0.80%	0.81%	0.82%	0.84%
Net investment income	1.92%	2.10%	1.55%	2.82%	4.02	%(2)
Portfolio Turnover of the Portfolio	99%	93%	59%	63%	87%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.09%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions

13

Eaton Vance

Dividend Builder Fund

December 31, 2015

Notes to Financial Statements — continued

in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$34,383,317	$13,734,090
Long-term capital gains	$71,399,435	$40,663,443

During the year ended December 31, 2015, accumulated net realized gain was decreased by $4,922,236, accumulated undistributed net investment income was decreased by $1,524,418 and paid-in capital was increased by $6,446,654 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs), investments in partnerships and partnership allocations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,619,474
Undistributed long-term capital gains	$7,823,603
Post October capital losses	$(4,120,325)
Net unrealized appreciation	$65,975,746

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, partnership allocations and the tax treatment of short-term capital gains.

At December 31, 2015, the Fund had a net capital loss of $4,120,325 attributable to security transactions incurred after October 31, 2015 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2016.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $59,517 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $85,283 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

14

Eaton Vance

Dividend Builder Fund

December 31, 2015

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $1,882,256 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $1,316,713 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $438,904 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2015, the Fund was informed that EVD received approximately $3,000 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $13,713,491 and $96,854,896, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	3,951,015	3,126,217
Issued to shareholders electing to receive payments of distributions in Fund shares	5,019,644	2,579,964
Redemptions	(8,125,573)	(13,887,832)
Merger from Class B shares	—	2,636,302
Exchange from Class B shares	—	366,476

Net increase (decrease)	845,086	(5,178,873)

Class B		Year Ended December 31, 2014(1)

Sales		38,595
Issued to shareholders electing to receive payments of distributions in Fund shares		16,418
Redemptions		(496,369)
Merger to Class A shares		(2,625,305)
Exchange to Class A shares		(365,136)

Net decrease		(3,431,797)

15

Eaton Vance

Dividend Builder Fund

December 31, 2015

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2015	2014

Sales	1,356,125	1,154,311
Issued to shareholders electing to receive payments of distributions in Fund shares	1,045,779	489,168
Redemptions	(2,084,885)	(2,400,810)

Net increase (decrease)	317,019	(757,331)

	Year Ended December 31,
Class I	2015	2014

Sales	2,084,811	3,245,310
Issued to shareholders electing to receive payments of distributions in Fund shares	706,284	316,218
Redemptions	(1,875,003)	(1,279,094)

Net increase	916,092	2,282,434

(1)	At the close of business on October 24, 2014, the Fund’s Class B shares were merged into Class A shares.

16

Eaton Vance

Dividend Builder Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

17

Eaton Vance

Dividend Builder Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $24,155,486, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 68.55% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $60,457,604 or, if subsequently determined to be different, the net capital gain of such year.

18

Dividend Builder Portfolio

December 31, 2015

Portfolio of Investments

Common Stocks — 99.4%

Security	Shares	Value

Aerospace & Defense — 2.4%
United Technologies Corp.	250,000	$24,017,500

		$24,017,500

Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B	40,000	$3,849,200

		$3,849,200

Banks — 6.7%
JPMorgan Chase & Co.	494,900	$32,678,247
PacWest Bancorp	439,600	18,946,760
Wells Fargo & Co.	271,000	14,731,560

		$66,356,567

Biotechnology — 4.1%
AbbVie, Inc.	91,000	$5,390,840
Celgene Corp.(1)	44,000	5,269,440
Gilead Sciences, Inc.	230,500	23,324,295
Incyte Corp.(1)	33,000	3,578,850
Vertex Pharmaceuticals, Inc.(1)	27,000	3,397,410

		$40,960,835

Building Products — 1.0%
Masco Corp.	361,000	$10,216,300

		$10,216,300

Capital Markets — 2.4%
Credit Suisse Group AG	475,384	$10,240,705
Credit Suisse Group AG(2)	361,862	7,795,218
Invesco, Ltd.	172,000	5,758,560

		$23,794,483

Chemicals — 0.8%
Syngenta AG	20,000	$7,828,061

		$7,828,061

Communications Equipment — 1.7%
Cisco Systems, Inc.	285,000	$7,739,175
QUALCOMM, Inc.	189,989	9,496,600

		$17,235,775

Security	Shares	Value

Containers & Packaging — 0.8%
International Paper Co.	215,000	$8,105,500

		$8,105,500

Diversified Telecommunication Services — 4.8%
AT&T, Inc.	500,000	$17,205,000
Verizon Communications, Inc.	652,680	30,166,870

		$47,371,870

Electric Utilities — 1.9%
NextEra Energy, Inc.	180,000	$18,700,200

		$18,700,200

Electrical Equipment — 1.6%
Hubbell, Inc.	156,000	$15,762,240

		$15,762,240

Energy Equipment & Services — 1.1%
Schlumberger, Ltd.	151,000	$10,532,250

		$10,532,250

Food & Staples Retailing — 1.2%
Sprouts Farmers Market, Inc.(1)	432,724	$11,506,131

		$11,506,131

Food Products — 3.2%
General Mills, Inc.	382,000	$22,026,120
Pinnacle Foods, Inc.	229,400	9,740,324

		$31,766,444

Health Care Equipment & Supplies — 0.6%
Medtronic PLC	78,000	$5,999,760

		$5,999,760

Health Care Providers & Services — 1.7%
Humana, Inc.	64,000	$11,424,640
McKesson Corp.	26,000	5,127,980

		$16,552,620

Hotels, Restaurants & Leisure — 2.3%
ClubCorp Holdings, Inc.	285,000	$5,206,950
McDonald’s Corp.	144,400	17,059,416

		$22,266,366

19	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 1.8%
Procter & Gamble Co. (The)	218,000	$17,311,380

		$17,311,380

Industrial Conglomerates — 3.7%
General Electric Co.	1,189,000	$37,037,350

		$37,037,350

Insurance — 3.2%
ACE, Ltd.	192,800	$22,528,680
American Financial Group, Inc.	70,000	5,045,600
First American Financial Corp.	125,000	4,487,500

		$32,061,780

Internet & Catalog Retail — 1.7%
Amazon.com, Inc.(1)	21,500	$14,531,635
Netflix, Inc.(1)	24,000	2,745,120

		$17,276,755

Internet Software & Services — 2.6%
Alphabet, Inc., Class C(1)	16,344	$12,403,135
Facebook, Inc., Class A(1)	125,500	13,134,830

		$25,537,965

IT Services — 1.6%
International Business Machines Corp.	51,500	$7,087,430
Visa, Inc., Class A	108,000	8,375,400

		$15,462,830

Media — 2.1%
Comcast Corp., Class A	120,000	$6,771,600
Walt Disney Co. (The)	129,600	13,618,368

		$20,389,968

Metals & Mining — 1.8%
Compass Minerals International, Inc.	234,000	$17,613,180

		$17,613,180

Multi-Utilities — 4.1%
National Grid PLC	1,443,000	$19,901,240
PG&E Corp.	389,300	20,706,867

		$40,608,107

Security	Shares	Value

Multiline Retail — 2.4%
Dollar General Corp.	168,000	$12,074,160
Target Corp.	163,300	11,857,213

		$23,931,373

Oil, Gas & Consumable Fuels — 5.4%
Exxon Mobil Corp.	95,000	$7,405,250
Occidental Petroleum Corp.	263,200	17,794,952
Phillips 66	139,300	11,394,740
Royal Dutch Shell PLC, Class B	726,000	16,546,209

		$53,141,151

Pharmaceuticals — 7.6%
Allergan PLC(1)	22,000	$6,875,000
Johnson & Johnson	353,700	36,332,064
Pfizer, Inc.	347,000	11,201,160
Teva Pharmaceutical Industries, Ltd. ADR	311,600	20,453,424

		$74,861,648

Real Estate Investment Trusts (REITs) — 3.8%
Equity Residential	128,000	$10,443,520
National Retail Properties, Inc.	397,000	15,899,850
Post Properties, Inc.	196,000	11,595,360

		$37,938,730

Road & Rail — 1.0%
Union Pacific Corp.	132,000	$10,322,400

		$10,322,400

Semiconductors & Semiconductor Equipment — 2.9%
Avago Technologies, Ltd.	50,000	$7,257,500
Cypress Semiconductor Corp.(1)	517,300	5,074,713
Intel Corp.	263,300	9,070,685
Texas Instruments, Inc.	124,000	6,796,440

		$28,199,338

Software — 5.9%
Mentor Graphics Corp.	295,000	$5,433,900
Microsoft Corp.	754,000	41,831,920
Oracle Corp.	180,000	6,575,400
Verint Systems, Inc.(1)	107,000	4,339,920

		$58,181,140

20	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 2.0%
Home Depot, Inc. (The)	102,900	$13,608,525
L Brands, Inc.	69,000	6,611,580

		$20,220,105

Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc.	314,600	$33,114,796

		$33,114,796

Tobacco — 3.7%
Altria Group, Inc.	304,300	$17,713,303
Philip Morris International, Inc.	66,000	5,802,060
Reynolds American, Inc.	292,000	13,475,800

		$36,991,163

Total Common Stocks (identified cost $916,452,336)		$983,023,261

Call Options Purchased — 0.0%(3)

Security	Number of Contracts	Strike Price	Expiration Date	Value

Allergan PLC	170	$320.00	2/19/16	$134,300
Bristol-Myers Squibb Co.	810	72.50	1/15/16	10,935
Tableau Software, Inc.	500	120.00	1/15/16	10,000

Total Call Options Purchased (identified cost $654,704)				$155,235

Short-Term Investments — 0.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(4)	$1,564	$1,563,658

Total Short-Term Investments (identified cost $1,563,658)		$1,563,658

Total Investments — 99.6% (identified cost $918,670,698)		$984,742,154

Put Options Written — (0.1)%

Security	Number of Contracts	Strike Price	Expiration Date	Value

Allergan PLC	170	$285.00	2/19/16	$(49,300)
Bristol-Myers Squibb Co.	810	57.50	1/15/16	(4,455)
Las Vegas Sands Corp.	985	37.50	3/18/16	(99,978)
Tableau Software, Inc.	500	80.00	3/18/16	(150,000)

Total Put Options Written (premiums received $1,301,520)				$(303,733)

Covered Call Options Written — (0.0)%(3)

Security	Number of Contracts	Strike Price	Expiration Date	Value
McDonald’s Corp.	1,440	$120.00	1/15/16	$(124,560)
Sprouts Farmers Market, Inc.	2,110	30.00	2/19/16	(63,300)

Total Covered Call Options Written (premiums received $207,528)				$(187,860)

Other Assets, Less Liabilities — 0.5%				$4,459,664

Net Assets — 100.0%				$988,710,225

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(3)	Amount is less than 0.05% or (0.05)%, as applicable.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

Abbreviations:

ADR	–	American Depositary Receipt

21	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $917,107,040)	$983,178,496
Affiliated investment, at value (identified cost, $1,563,658)	1,563,658
Cash	4,568
Dividends receivable	2,020,301
Interest receivable from affiliated investment	634
Receivable for investments sold	1,495,580
Securities lending income receivable	530
Tax reclaims receivable	1,643,639
Total assets	$989,907,406

Liabilities
Written options outstanding, at value (premiums received, $1,509,048)	$491,593
Payable to affiliates:
Investment adviser fee	541,050
Trustees’ fees	14,518
Accrued expenses	150,020
Total liabilities	$1,197,181
Net Assets applicable to investors’ interest in Portfolio	$988,710,225

Sources of Net Assets
Investors’ capital	$921,631,831
Net unrealized appreciation	67,078,394
Total	$988,710,225

22	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $204,584)	$27,897,720
Securities lending income, net	58,988
Interest allocated from affiliated investment	4,840
Expenses allocated from affiliated investment	(323)
Total investment income	$27,961,225

Expenses
Investment adviser fee	$6,586,535
Trustees’ fees and expenses	56,852
Custodian fee	254,275
Legal and accounting services	71,021
Miscellaneous	58,330
Total expenses	$7,027,013
Deduct —
Reduction of custodian fee	$5
Total expense reductions	$5

Net expenses	$7,027,008

Net investment income	$20,934,217

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$73,305,079
Investment transactions allocated from affiliated investments	3
Written options	1,732,215
Foreign currency transactions	80,246
Net realized gain	$75,117,543
Change in unrealized appreciation (depreciation) —
Investments	$(63,837,426)
Written options	1,017,455
Foreign currency	(11,341)
Net change in unrealized appreciation (depreciation)	$(62,831,312)

Net realized and unrealized gain	$12,286,231

Net increase in net assets from operations	$33,220,448

23	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$20,934,217	$23,960,476
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	75,117,543	195,461,194
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	(62,831,312)	(99,986,268)
Net increase in net assets from operations	$33,220,448	$119,435,402
Capital transactions —
Contributions	$13,713,491	$5,679,174
Withdrawals	(96,854,896)	(169,026,336)
Net decrease in net assets from capital transactions	$(83,141,405)	$(163,347,162)

Net decrease in net assets	$(49,920,957)	$(43,911,760)

Net Assets
At beginning of year	$1,038,631,182	$1,082,542,942
At end of year	$988,710,225	$1,038,631,182

24	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2015

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.68%	0.68%	0.68%	0.67%
Net investment income	2.02%	2.28%	1.67%	2.97%	4.16	%(2)
Portfolio Turnover	99%	93%	59%	63%	87%

Total Return	3.28%	12.13%	25.87%	13.93%	1.55%

Net assets, end of year (000’s omitted)	$988,710	$1,038,631	$1,082,543	$1,060,224	$1,122,686

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.93% of average daily net assets.

25	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2015, Eaton Vance Dividend Builder Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

26

Dividend Builder Portfolio

December 31, 2015

Notes to Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and

27

Dividend Builder Portfolio

December 31, 2015

Notes to Financial Statements — continued

the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates on daily net assets of $3 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2015, the Portfolio’s investment adviser fee amounted to $6,586,535 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,015,880,148 and $1,072,780,278, respectively, for the year ended December 31, 2015.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$919,769,355

Gross unrealized appreciation	$108,454,441
Gross unrealized depreciation	(43,481,642)

Net unrealized appreciation	$64,972,799

The net unrealized depreciation on foreign currency transactions at December 31, 2015 on a federal income tax basis was $10,516.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2015 is included in the Portfolio of Investments. At December 31, 2015, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

28

Dividend Builder Portfolio

December 31, 2015

Notes to Financial Statements — continued

Written options activity for the year ended December 31, 2015 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	—	$—
Options written	59,279	5,186,524
Options terminated in closing purchase transactions	(12,626)	(1,462,138)
Options exercised	(2,978)	(149,075)
Options expired	(37,660)	(2,066,263)

Outstanding, end of year	6,015	$1,509,048

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended December 31, 2015, the Portfolio entered into option transactions on individual securities to seek return and to seek to hedge against fluctuations in security prices.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Purchased options	$155,235	$—
Written options	—	(491,593)

Total	$155,235	$(491,593)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

29

Dividend Builder Portfolio

December 31, 2015

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(43,883)	$(499,469)
Written options	1,732,215	1,017,455

Total	$1,688,332	$517,986

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2015, which is indicative of the volume of this derivative type, was 1,085 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. During the year ended December 31, 2015, cash collateral was invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), an affiliated investment company managed by EVM. Although not a registered money market mutual fund, Cash Collateral Fund conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. The Portfolio earned interest on the amount invested in Cash Collateral Fund but it paid (and at times received from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2015 amounted to $16,044.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2015, the Portfolio had no securities on loan.

30

Dividend Builder Portfolio

December 31, 2015

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$104,084,567	$—		$—	$104,084,567
Consumer Staples	97,575,118	—		—	97,575,118
Energy	47,127,192	16,546,209		—	63,673,401
Financials	142,115,637	18,035,923		—	160,151,560
Health Care	138,374,863	—		—	138,374,863
Industrials	101,204,990	—		—	101,204,990
Information Technology	177,731,844	—		—	177,731,844
Materials	25,718,680	7,828,061		—	33,546,741
Telecommunication Services	47,371,870	—		—	47,371,870
Utilities	39,407,067	19,901,240		—	59,308,307

Total Common Stocks	$920,711,828	$62,311,433	*	$—	$983,023,261

Call Options Purchased	$155,235	$—		$—	$155,235
Short-Term Investments	—	1,563,658		—	1,563,658

Total Investments	$920,867,063	$63,875,091		$—	$984,742,154

Liability Description

Put Options Written	$(303,733)	$—		$—	$(303,733)
Covered Call Options Written	(187,860)	—		—	(187,860)

Total	$(491,593)	$—		$—	$(491,593)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

31

Dividend Builder Portfolio

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Dividend Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

32

Eaton Vance

Dividend Builder Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

33

Eaton Vance

Dividend Builder Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of the Portfolio	2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

34

Eaton Vance

Dividend Builder Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Dividend Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

159 12.31.15

Eaton Vance

Greater India Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Greater India Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance

Greater India Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

2015 was a year of many contrasts. Despite favorable macroeconomic developments (such as improvements in twin deficits, interest-rate cuts triggered by falling inflation and accelerating GDP growth), India’s equity market declined, with the benchmark S&P Bombay Stock Exchange 100 Index2 dropping 6.45% in U.S. dollar terms for the 12-month period ended December 31, 2015. In general, small- and mid-cap Indian stocks outperformed their large-cap counterparts during the period.

The period also saw India become the fastest-growing major economy in the world, with reported GDP growth of 6.9% for the nine months ended September 30, 2015. Slumping global commodity prices, particularly lower crude oil prices, were a strong tailwind for the economy during the period, as India imports more than two-thirds of its oil consumption. India is no longer considered one of the infamous “fragile five” emerging-market countries, as lower crude oil prices have helped not only to improve the current-account and fiscal deficits, but also to bring inflation down. Declining inflation during the period prompted the Reserve Bank of India to cut interest rates by 125 basis points, even as the U.S. Federal Reserve (the Fed) hiked its benchmark interest rate by 25 basis points in mid-December 2015.

On the political front, the new government stepped up capital investments toward infrastructure during the period. However, the democratically elected ruling party — Bharatiya Janata Party (BJP) — at the center with an absolute majority in the lower house of the parliament could not pass an important piece of legislation, called the Goods and Services Tax, because of the logjam in the upper house of the parliament. The BJP lost the state elections in India’s third-most populous state of Bihar, which was detrimental to BJP gaining strength in the upper house of the parliament and, thus, to the passing of key bills. Another headwind during the period was deficit rainfall for the second consecutive year, potentially leading to lower rural growth and higher food inflation.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Greater India Fund (the Fund) had a total return of
–4.96% for Class A shares at net asset value (NAV), outperforming its benchmark, the S&P Bombay Stock

Exchange 100 Index (the Index), which returned –6.45% for the same period.

The Fund’s performance relative to the Index was aided by stock selection in the materials, industrials and financials sectors. In addition, the Fund’s overweight positions versus the Index in the health care and consumer staples sectors also contributed to relative Fund performance. At the individual stock level, HDFC Bank, Ltd., the Fund’s largest holding (as of period-end), was among the top contributors to relative Fund performance. Other individual stocks that helped relative Fund performance included Lupin, Ltd., Housing Development Finance Corp., Ltd., Zee Entertainment Enterprises, Ltd. and Shree Cement, Ltd.

Conversely, stock selection in the consumer discretionary and consumer staples sectors detracted from Fund performance relative to the Index. The Fund’s underweight position versus the Index in the energy sector also hampered relative Fund performance. At the individual stock level, ITC, Ltd., the Fund’s second-largest holding (as of period-end), was among the biggest detractors from relative Fund performance, as four years of successive tax hikes impacted the company’s volume growth. Other individual stocks that hurt relative Fund performance included ICICI Bank, Ltd., Federal Bank, Ltd., Bata India, Ltd., Container Corp. of India, Ltd. and Bajaj Auto, Ltd.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater India Fund

December 31, 2015

Performance2,3

Portfolio Manager Rishikesh Patel, LGM Investments Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/02/1994	05/02/1994	–4.96%	–1.25%	4.91%
Class A with 5.75% Maximum Sales Charge	—	—	–10.44	–2.41	4.29
Class B at NAV	05/02/1994	05/02/1994	–5.62	–1.94	4.28
Class B with 5% Maximum Sales Charge	—	—	–10.30	–2.33	4.28
Class C at NAV	07/07/2006	05/02/1994	–5.63	–1.95	4.29
Class C with 1% Maximum Sales Charge	—	—	–6.57	–1.95	4.29
Class I at NAV	10/01/2009	05/02/1994	–4.70	–0.96	5.12
S&P Bombay Stock Exchange 100 Index	—	—	–6.45%	–0.98%	8.10%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.92%	2.62%	2.62%	1.62%
Net		1.88	2.58	2.58	1.58

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2005	$15,205	N.A.
Class C	$10,000	12/31/2005	$15,231	N.A.
Class I	$250,000	12/31/2005	$412,014	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater India Fund

December 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

HDFC Bank, Ltd.	7.1%
ITC, Ltd.	6.8
Housing Development Finance Corp., Ltd.	5.4
ICICI Bank, Ltd.	5.0
Bajaj Auto, Ltd.	4.8
Yes Bank, Ltd.	4.6
Container Corp. of India, Ltd.	4.3
Pidilite Industries, Ltd.	4.3
Emami, Ltd.	4.0
Mahindra & Mahindra Financial Services, Ltd.	3.9

Total	50.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater India Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C is linked to Class B and the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater India Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$906.40	$9.03	**	1.88%
Class B	$1,000.00	$903.10	$12.38	**	2.58%
Class C	$1,000.00	$902.80	$12.37	**	2.58%
Class I	$1,000.00	$907.60	$7.60	**	1.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.70	$9.55	**	1.88%
Class B	$1,000.00	$1,012.20	$13.09	**	2.58%
Class C	$1,000.00	$1,012.20	$13.09	**	2.58%
Class I	$1,000.00	$1,017.20	$8.03	**	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Greater India Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investment in Greater India Portfolio, at value (identified cost, $189,411,969)	$238,166,183
Receivable for Fund shares sold	401,362
Receivable from affiliates	26,948
Total assets	$238,594,493

Liabilities
Payable for Fund shares redeemed	$786,470
Payable to affiliates:
Administration fee	30,146
Distribution and service fees	73,556
Trustees’ fees	125
Accrued expenses	113,822
Total liabilities	$1,004,119
Net Assets	$237,590,374

Sources of Net Assets
Paid-in capital	$289,640,701
Accumulated net realized loss from Portfolio	(95,763,888)
Accumulated net investment loss	(5,040,653)
Net unrealized appreciation from Portfolio	48,754,214
Total	$237,590,374

Class A Shares
Net Assets	$172,385,870
Shares Outstanding	6,689,972
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$25.77
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$27.34

Class B Shares
Net Assets	$6,969,610
Shares Outstanding	307,696
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$22.65

Class C Shares
Net Assets	$28,275,516
Shares Outstanding	1,252,009
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$22.58

Class I Shares
Net Assets	$29,959,378
Shares Outstanding	1,142,076
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$26.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends allocated from Portfolio	$2,653,076
Interest allocated from Portfolio (net of foreign taxes, $65,789)	147,586
Expenses allocated from Portfolio	(3,442,469)
Total investment loss from Portfolio	$(641,807)

Expenses
Administration fee	$419,610
Distribution and service fees
Class A	596,633
Class B	116,513
Class C	333,807
Trustees’ fees and expenses	500
Custodian fee	25,575
Transfer and dividend disbursing agent fees	394,329
Legal and accounting services	30,745
Printing and postage	65,446
Registration fees	70,630
Miscellaneous	14,606
Total expenses	$2,068,394
Deduct —
Allocation of expenses to affiliates	$46,799
Total expense reductions	$46,799

Net expenses	$2,021,595

Net investment loss	$(2,663,402)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $7,913)	$45,242,972
Foreign currency transactions	(545,610)
Net realized gain	$44,697,362
Change in unrealized appreciation (depreciation) —
Investments	$(56,156,414)
Foreign currency	369,089
Net change in unrealized appreciation (depreciation)	$(55,787,325)

Net realized and unrealized loss	$(11,089,963)

Net decrease in net assets from operations	$(13,753,365)

8	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(2,663,402)	$(1,518,630)
Net realized gain from investment and foreign currency transactions	44,697,362	14,168,624
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(55,787,325)	69,349,529
Net increase (decrease) in net assets from operations	$(13,753,365)	$81,999,523
Distributions to shareholders —
From net investment income
Class A	$(1,506,721)	$(3,605,224)
Class B	(95,727)	(172,068)
Class C	(283,620)	(490,435)
Class I	(261,662)	(734,923)
Total distributions to shareholders	$(2,147,730)	$(5,002,650)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$26,760,533	$26,631,423
Class B	116,931	188,625
Class C	6,795,652	5,927,257
Class I	20,368,492	17,319,826
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,359,943	3,237,969
Class B	83,169	150,293
Class C	242,199	415,687
Class I	163,230	461,943
Cost of shares redeemed
Class A	(46,675,737)	(59,018,463)
Class B	(2,311,026)	(6,059,437)
Class C	(8,357,957)	(7,401,959)
Class I	(24,008,931)	(9,096,071)
Net asset value of shares exchanged
Class A	7,292,006	16,360,759
Class B	(7,292,006)	(16,360,759)
Net decrease in net assets from Fund share transactions	$(25,463,502)	$(27,242,907)

Net increase (decrease) in net assets	$(41,364,597)	$49,753,966

Net Assets
At beginning of year	$278,954,971	$229,201,005
At end of year	$237,590,374	$278,954,971

Accumulated net investment loss included in net assets
At end of year	$(5,040,653)	$(5,878,047)

9	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$27.310	$19.980	$22.210	$17.240	$28.220

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.245)	$(0.116)	$0.002	$(0.064)	$(0.120)
Net realized and unrealized gain (loss)	(1.090)	7.956	(2.232)	5.034	(10.823)

Total income (loss) from operations	$(1.335)	$7.840	$(2.230)	$4.970	$(10.943)

Less Distributions
From net investment income	$(0.205)	$(0.510)	$—	$—	$(0.037)

Total distributions	$(0.205)	$(0.510)	$—	$—	$(0.037)

Net asset value — End of year	$25.770	$27.310	$19.980	$22.210	$17.240

Total Return(2)	(4.96)%	39.28%	(10.04)%	28.83%	(38.80)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$172,386	$195,146	$154,207	$233,906	$227,581
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.88%	1.88%	1.88%	1.88%	1.93%
Net investment income (loss)	(0.88)%	(0.48)%	0.01%	(0.32)%	(0.51)%
Portfolio Turnover of the Portfolio	30%	22%	42%	65%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2015

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$24.190	$17.680	$19.790	$15.470	$25.500

Income (Loss) From Operations
Net investment loss(1)	$(0.401)	$(0.261)	$(0.123)	$(0.184)	$(0.250)
Net realized and unrealized gain (loss)	(0.938)	7.024	(1.987)	4.504	(9.743)

Total income (loss) from operations	$(1.339)	$6.763	$(2.110)	$4.320	$(9.993)

Less Distributions
From net investment income	$(0.201)	$(0.253)	$—	$—	$(0.037)

Total distributions	$(0.201)	$(0.253)	$—	$—	$(0.037)

Net asset value — End of year	$22.650	$24.190	$17.680	$19.790	$15.470

Total Return(2)	(5.62)%	38.27%	(10.66)%	27.92%	(39.21)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,970	$16,502	$31,336	$57,303	$64,624
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	2.58%	2.58%	2.58%	2.58%	2.61%
Net investment loss	(1.62)%	(1.27)%	(0.68)%	(1.03)%	(1.18)%
Portfolio Turnover of the Portfolio	30%	22%	42%	65%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$24.120	$17.720	$19.840	$15.500	$25.550

Income (Loss) From Operations
Net investment loss(1)	$(0.383)	$(0.256)	$(0.122)	$(0.182)	$(0.249)
Net realized and unrealized gain (loss)	(0.954)	7.029	(1.998)	4.522	(9.764)

Total income (loss) from operations	$(1.337)	$6.773	$(2.120)	$4.340	$(10.013)

Less Distributions
From net investment income	$(0.203)	$(0.373)	$—	$—	$(0.037)

Total distributions	$(0.203)	$(0.373)	$—	$—	$(0.037)

Net asset value — End of year	$22.580	$24.120	$17.720	$19.840	$15.500

Total Return(2)	(5.63)%	38.25%	(10.69)%	28.00%	(39.23)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,276	$31,918	$24,749	$40,193	$42,307
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	2.58%	2.58%	2.58%	2.58%	2.61%
Net investment loss	(1.56)%	(1.19)%	(0.68)%	(1.01)%	(1.17)%
Portfolio Turnover of the Portfolio	30%	22%	42%	65%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$27.710	$20.260	$22.460	$17.380	$28.360

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.166)	$(0.044)	$0.057	$(0.015)	$(0.018)
Net realized and unrealized gain (loss)	(1.108)	8.078	(2.257)	5.095	(10.925)

Total income (loss) from operations	$(1.274)	$8.034	$(2.200)	$5.080	$(10.943)

Less Distributions
From net investment income	$(0.206)	$(0.584)	$—	$—	$(0.037)

Total distributions	$(0.206)	$(0.584)	$—	$—	$(0.037)

Net asset value — End of year	$26.230	$27.710	$20.260	$22.460	$17.380

Total Return(2)	(4.70)%	39.74%	(9.83)%	29.29%	(38.62)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,959	$35,388	$18,909	$28,616	$23,520
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.58%	1.58%	1.58%	1.58%	1.61%
Net investment income (loss)	(0.59)%	(0.18)%	0.28%	(0.07)%	(0.08)%
Portfolio Turnover of the Portfolio	30%	22%	42%	65%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

14

Eaton Vance

Greater India Fund

December 31, 2015

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$2,147,730	$5,002,650

During the year ended December 31, 2015, accumulated net realized loss was increased by $3,590,567, accumulated net investment loss was decreased by $5,648,526 and paid-in capital was decreased by $2,057,959 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes, net operating losses and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryfowards	$(95,737,405)
Late year ordinary losses	$(948,857)
Net unrealized appreciation	$44,635,935

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations and investments in PFICs.

At December 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $95,737,405, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on December 31, 2017 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

Additionally, at December 31, 2015, the Fund had a late year ordinary loss of $948,857, related to certain specified losses realized after October 31, 2015, which it has elected to defer to the following taxable year pursuant to income tax regulations.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2015, the administration fee amounted to $419,610. Boston Management and Research (BMR), a subsidiary of EVM, and LGM Investments Limited (LGM Ltd.), the sub-adviser of the Portfolio, have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.88%, 2.58%, 2.58% and 1.58% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, BMR and LGM Ltd. were allocated $46,799 in total of the Fund’s operating expenses for the year ended December 31, 2015. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

15

Eaton Vance

Greater India Fund

December 31, 2015

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $27,696 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $44,240 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $596,633 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $87,385 and $250,355 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $29,128 and $83,452 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2015, the Fund was informed that EVD received approximately $400, $5,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $17,715,280 and $48,408,682, respectively.

16

Eaton Vance

Greater India Fund

December 31, 2015

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	920,855	1,076,169
Issued to shareholders electing to receive payments of distributions in Fund shares	47,784	120,326
Redemptions	(1,679,813)	(2,476,341)
Exchange from Class B shares	254,962	706,901

Net decrease	(456,212)	(572,945)

	Year Ended December 31,
Class B	2015	2014

Sales	4,691	9,157
Issued to shareholders electing to receive payments of distributions in Fund shares	3,311	6,304
Redemptions	(93,676)	(304,868)
Exchange to Class A shares	(288,767)	(801,108)

Net decrease	(374,441)	(1,090,515)

	Year Ended December 31,
Class C	2015	2014

Sales	269,699	263,217
Issued to shareholders electing to receive payments of distributions in Fund shares	9,669	17,488
Redemptions	(350,482)	(354,590)

Net decrease	(71,114)	(73,885)

	Year Ended December 31,
Class I	2015	2014

Sales	715,165	695,120
Issued to shareholders electing to receive payments of distributions in Fund shares	5,644	16,915
Redemptions	(855,602)	(368,320)

Net increase (decrease)	(134,793)	343,715

17

Eaton Vance

Greater India Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2016

18

Eaton Vance

Greater India Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $2,653,076, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

19

Greater India Portfolio

December 31, 2015

Portfolio of Investments

Common Stocks — 98.7%

Security	Shares	Value

India — 98.7%

Automobiles — 4.8%
Bajaj Auto, Ltd.	296,639	$11,357,339

		$11,357,339

Banks — 22.9%
Federal Bank, Ltd.	5,873,247	$4,957,504
HDFC Bank, Ltd.	831,930	16,913,087
ICICI Bank, Ltd.	3,024,820	11,931,233
IndusInd Bank, Ltd.	175,760	2,552,198
Kotak Mahindra Bank, Ltd.	673,160	7,248,260
Yes Bank, Ltd.	1,006,740	10,986,575

		$54,588,857

Beverages — 3.6%
United Spirits, Ltd.(1)	191,511	$8,674,786

		$8,674,786

Chemicals — 4.3%
Pidilite Industries, Ltd.	1,229,907	$10,257,011

		$10,257,011

Construction Materials — 5.6%
Shree Cement, Ltd.	29,300	$5,144,339
UltraTech Cement, Ltd.	195,035	8,158,848

		$13,303,187

Consumer Finance — 9.1%
Bajaj Finance, Ltd.	16,751	$1,521,330
Mahindra & Mahindra Financial Services, Ltd.	2,535,450	9,190,574
Shriram City Union Finance, Ltd.	207,686	4,972,919
Shriram Transport Finance Co., Ltd.	456,653	5,913,199

		$21,598,022

Food Products — 3.4%
Nestle India, Ltd.	92,400	$8,108,044

		$8,108,044

Hotels, Restaurants & Leisure — 3.1%
Jubilant FoodWorks, Ltd.	328,220	$7,321,559

		$7,321,559

Security	Shares	Value

Household Products — 0.5%
Hindustan Unilever, Ltd.	90,621	$1,178,882

		$1,178,882

IT Services — 3.8%
HCL Technologies, Ltd.	316,434	$4,094,869
Infosys, Ltd.	153,609	2,563,373
Tata Consultancy Services, Ltd.	63,943	2,344,165

		$9,002,407

Machinery — 1.2%
Escorts, Ltd.	1,087,096	$2,787,838

		$2,787,838

Media — 3.1%
Zee Entertainment Enterprises, Ltd.	1,133,070	$7,485,407

		$7,485,407

Personal Products — 9.1%
Bajaj Corp, Ltd.	570,839	$3,647,048
Colgate-Palmolive (India), Ltd.	579,892	8,470,706
Emami, Ltd.	639,206	9,605,682

		$21,723,436

Pharmaceuticals — 2.1%
Dr. Reddy’s Laboratories, Ltd.	49,944	$2,340,442
Lupin, Ltd.	94,209	2,599,398

		$4,939,840

Road & Rail — 4.3%
Container Corp. of India, Ltd.	518,650	$10,283,568

		$10,283,568

Textiles, Apparel & Luxury Goods — 5.6%
Bata India, Ltd.	792,878	$6,188,778
Titan Co., Ltd.	1,345,223	7,070,446

		$13,259,224

Thrifts & Mortgage Finance — 5.4%
Housing Development Finance Corp., Ltd.	682,195	$12,972,665

		$12,972,665

20	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 6.8%
ITC, Ltd.	3,284,189	$16,281,828

		$16,281,828

Total India (identified cost $186,435,802)		$235,123,900

Total Common Stocks (identified cost $186,435,802)		$235,123,900

Short-Term Investments — 0.9%

Description	Principal Amount (000’s omitted)	Value
State Street Bank and Trust Euro Time Deposit, 0.01%, 1/4/16	$2,030	$2,030,126

Total Short-Term Investments (identified cost $2,030,126)		$2,030,126

Total Investments — 99.6% (identified cost $188,465,928)		$237,154,026

Other Assets, Less Liabilities — 0.4%		$1,013,472

Net Assets — 100.0%		$238,167,498

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

21	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investments, at value (identified cost, $188,465,928)	$237,154,026
Foreign currency, at value (identified cost, $1,187,940)	1,188,012
Receivable for investments sold	1,380,360
Total assets	$239,722,398

Liabilities
Payable for investments purchased	$1,180,403
Payable to affiliates:
Investment adviser fee	221,587
Trustees’ fees	4,150
Accrued expenses	148,760
Total liabilities	$1,554,900
Net Assets applicable to investors’ interest in Portfolio	$238,167,498

Sources of Net Assets
Investors’ capital	$189,478,639
Net unrealized appreciation	48,688,859
Total	$238,167,498

22	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends	$2,653,090
Interest (net of foreign taxes, $65,789)	147,587
Total investment income	$2,800,677

Expenses
Investment adviser fee	$3,081,204
Trustees’ fees and expenses	16,403
Custodian fee	249,269
Legal and accounting services	81,870
Miscellaneous	13,739
Total expenses	$3,442,485

Net investment loss	$(641,808)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $7,913)	$45,243,197
Foreign currency transactions	(545,614)
Net realized gain	$44,697,583
Change in unrealized appreciation (depreciation) —
Investments	$(56,156,694)
Foreign currency	369,091
Net change in unrealized appreciation (depreciation)	$(55,787,603)

Net realized and unrealized loss	$(11,090,020)

Net decrease in net assets from operations	$(11,731,828)

23	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income (loss)	$(641,808)	$441,108
Net realized gain from investment and foreign currency transactions	44,697,583	14,168,692
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(55,787,603)	69,349,851
Net increase (decrease) in net assets from operations	$(11,731,828)	$83,959,651
Capital transactions —
Contributions	$17,715,280	$13,163,077
Withdrawals	(48,408,682)	(47,698,501)
Net decrease in net assets from capital transactions	$(30,693,402)	$(34,535,424)

Net increase (decrease) in net assets	$(42,425,230)	$49,424,227

Net Assets
At beginning of year	$280,592,728	$231,168,501
At end of year	$238,167,498	$280,592,728

24	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2015

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.23%	1.22%	1.31%	1.33%	1.27%
Net investment income (loss)	(0.23)%	0.17%	0.58%	0.22%	0.15%
Portfolio Turnover	30%	22%	42%	65%	49%

Total Return	(4.33)%	40.17%	(9.52)%	29.53%	(38.37)%

Net assets, end of year (000’s omitted)	$238,167	$280,593	$231,169	$361,498	$361,125

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2015, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at the closing price for foreign investors as provided by the exchange on which they trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of March 31, 2015, the Portfolio, for tax reporting in India, had accumulated losses of INR 936,202,234 (having a value of approximately $14,151,000 at December 31,

26

Greater India Portfolio

December 31, 2015

Notes to Financial Statements — continued

2015) that can be carried forward to offset future realized gains from the sale of certain Indian securities that would otherwise be subject to Indian capital gains taxes. These accumulated losses expire on March 31, 2020 (INR 846,057,924) and March 31, 2022 (INR 90,144,310).

As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed. The Portfolio’s India tax return for the year ended March 31, 2013 is currently under review by the Indian tax authorities. During the year ended December 31, 2015, the Indian tax authorities completed their review of the Portfolio’s India tax returns for the years ended March 31, 2009, 2011 and 2012 with no significant changes to the amounts as previously reported on such tax returns. In addition, the Portfolio received interest, net of withholding taxes, of approximately $147,000 in connection with the previously withheld taxes for the years ended March 31, 2009, 2011 and 2012 that were refunded.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million, 1.01% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. For the year ended December 31, 2015, the investment adviser fee amounted to $3,081,204 or 1.10% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays LGM Investments Limited a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $81,126,696 and $111,798,036, respectively, for the year ended December 31, 2015.

27

Greater India Portfolio

December 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$192,557,743

Gross unrealized appreciation	$51,577,587
Gross unrealized depreciation	(6,981,304)

Net unrealized appreciation	$44,596,283

The net unrealized appreciation on foreign currency transactions at December 31, 2015 on a federal income tax basis was $761.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. Governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Greater India Portfolio

December 31, 2015

Notes to Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks	$—	$235,123,900	(1)(2)	$—	$235,123,900
Short-Term Investments	—	2,030,126		—	2,030,126

Total Investments	$—	$237,154,026		$—	$237,154,026

(1)	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

(2)

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Greater India Portfolio

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2016

30

Eaton Vance

Greater India Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Vester, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited, “EVD” refers to Eaton Vance Distributors, Inc. and “LGM Ltd.” refers to LGM Investments Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. LGM Ltd. is a wholly-owned subsidiary of Bank of Montreal. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Greater India Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas Vester(5) 1982	President of the Portfolio	2015	Chief Investment Officer — LGM Ltd.

32

Eaton Vance

Greater India Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(5)	The business address for Mr. Vester is 95 Wigmore Street, London, England.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser of Greater India Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Greater India Portfolio

LGM Investments Limited

95 Wigmore Street

London W1U 1FD, England

Administrator of Eaton Vance Greater India Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142 12.31.15

Eaton Vance

Growth Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 31

Federal Tax Information	20

Management and Organization	32

Important Notices	35

Eaton Vance

Growth Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Growth Fund (the Fund) had a total return of 7.04% for Class A shares at net asset value (NAV), outperforming the 5.67% return of the Fund’s benchmark, the Russell 1000® Growth Index (the Index).

The Fund’s outperformance versus the Index was due largely to sector and industry allocation, with stock selection also contributing. Of the 10 economic sectors in the Index, seven had positive returns for the 12-month period. The Fund recorded positive returns in four of the eight sectors in which it was invested.

The consumer discretionary sector, led by the Internet catalog & retail industry, was the Fund’s top-performing sector relative to the Index. Online retail giant Amazon.com, Inc. was the Fund’s best-performing stock versus the Index amid continued growth of online shopping, along with expense controls. The information technology sector also contributed to relative Fund performance. This was due largely to stock selection in the sector. In particular, the semiconductor & semiconductor equipment industry was a strong contributor to Fund performance versus the Index. Semiconductor maker Avago Technologies, Ltd. was among the Fund’s leading stocks versus the Index amid growth of wireless technology in industries ranging from cell phones to automobiles. The Fund’s underweight position versus the Index in the lagging energy sector also boosted relative Fund performance.

Conversely, stock selection in the health care sector detracted from Fund performance relative to the Index. The Fund’s holdings in the biotechnology and pharmaceuticals industries were notable laggards versus the Index. The Fund’s holdings in biotech leader Biogen, Inc. hampered relative Fund performance amid disappointing sales and industry pricing issues. Biogen was sold during the period. Holdings in pharmaceutical company Perrigo Co. PLC also hurt relative Fund performance. In the consumer staples sector, stock selection had a negative impact on relative Fund performance. In the food products industry, Keurig Green Mountain, Inc. was among the Fund’s worst-performing stocks versus the Index after disappointing new product results. Keurig Green Mountain was sold during the period. Also in consumer staples, the Fund’s underweight in the outperforming tobacco industry detracted from relative Fund performance. In the financials sector, stock selection in the banking industry and an overweight in the consumer finance industry dragged on relative Fund performance. Overall, the Fund’s poorest-performing stock versus the Index was social network company Twitter, Inc. amid concerns about slowing user growth.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Growth Fund

December 31, 2015

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/09/2002	09/09/2002	7.04%	12.01%	7.95%
Class A with 5.75% Maximum Sales Charge	—	—	0.89	10.70	7.32
Class C at NAV	09/09/2002	09/09/2002	6.20	11.17	7.15
Class C with 1% Maximum Sales Charge	—	—	5.20	11.17	7.15
Class I at NAV	05/03/2007	09/09/2002	7.26	12.28	8.18
Class R at NAV	08/03/2009	09/09/2002	6.77	11.73	7.79
Russell 1000® Growth Index	—	—	5.67%	13.53%	8.53%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.18%	1.93%	0.93%	1.43%
Net		1.05	1.80	0.80	1.30

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2005	$19,962	N.A.
Class I	$250,000	12/31/2005	$548,994	N.A.
Class R	$10,000	12/31/2005	$21,172	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Growth Fund

December 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Amazon.com, Inc.	4.9%
Apple, Inc.	4.1
Facebook, Inc., Class A	3.9
Alphabet, Inc., Class C	3.4
Visa, Inc., Class A	3.2
Alphabet, Inc., Class A	3.0
Gilead Sciences, Inc.	2.4
Perrigo Co. PLC	2.4
Walt Disney Co. (The)	2.4
Dollar General Corp.	2.3
Total	32.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Growth Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Growth Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,015.00	$5.33	**	1.05%
Class C	$1,000.00	$1,010.80	$9.12	**	1.80%
Class I	$1,000.00	$1,016.00	$4.07	**	0.80%
Class R	$1,000.00	$1,013.90	$6.60	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	**	1.05%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%
Class R	$1,000.00	$1,018.70	$6.61	**	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Growth Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investment in Growth Portfolio, at value (identified cost, $236,260,367)	$324,985,911
Receivable for Fund shares sold	1,096,227
Receivable from affiliate	20,184
Total assets	$326,102,322

Liabilities
Payable for Fund shares redeemed	$539,587
Payable to affiliates:
Distribution and service fees	87,835
Trustees’ fees	125
Accrued expenses	123,219
Total liabilities	$750,766
Net Assets	$325,351,556

Sources of Net Assets
Paid-in capital	$254,852,793
Accumulated net realized loss from Portfolio	(19,510,145)
Accumulated undistributed net investment income	1,283,364
Net unrealized appreciation from Portfolio	88,725,544
Total	$325,351,556

Class A Shares
Net Assets	$214,135,165
Shares Outstanding	9,633,362
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.23
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$23.59

Class C Shares
Net Assets	$48,284,544
Shares Outstanding	2,480,676
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.46

Class I Shares
Net Assets	$58,745,569
Shares Outstanding	2,580,704
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.76

Class R Shares
Net Assets	$4,186,278
Shares Outstanding	192,075
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.80

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $11,363)	$4,875,589
Interest allocated from Portfolio	8,777
Securities lending income allocated from Portfolio, net	2,286
Expenses allocated from Portfolio	(2,063,576)
Total investment income from Portfolio	$2,823,076

Expenses
Distribution and service fees
Class A	$479,341
Class C	460,795
Class R	18,605
Trustees’ fees and expenses	500
Custodian fee	28,049
Transfer and dividend disbursing agent fees	317,792
Legal and accounting services	32,077
Printing and postage	33,589
Registration fees	72,125
Miscellaneous	12,929
Total expenses	$1,455,802
Deduct —
Allocation of expenses to affiliate	$213,929
Total expense reductions	$213,929

Net expenses	$1,241,873

Net investment income	$1,581,203

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$20,246,371
Net realized gain	$20,246,371
Change in unrealized appreciation (depreciation) —
Investments	$(9,038,934)
Foreign currency	(1,262)
Net change in unrealized appreciation (depreciation)	$(9,040,196)

Net realized and unrealized gain	$11,206,175

Net increase in net assets from operations	$12,787,378

8	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income (loss)	$1,581,203	$(154,524)
Net realized gain from investment and foreign currency transactions	20,246,371	24,020,355
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(9,040,196)	(4,098,925)
Net increase in net assets from operations	$12,787,378	$19,766,906
Distributions to shareholders —
From net realized gain
Class A	$(8,962,279)	$(7,905,626)
Class C	(2,375,838)	(3,063,076)
Class I	(2,405,188)	(2,860,142)
Class R	(167,017)	(265,809)
Total distributions to shareholders	$(13,910,322)	$(14,094,653)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$31,844,919	$15,979,303
Class C	7,814,100	5,890,377
Class I	17,718,652	15,230,685
Class R	1,839,902	704,572
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,238,828	7,370,697
Class C	2,012,430	2,472,308
Class I	2,016,358	2,630,662
Class R	132,976	219,919
Cost of shares redeemed
Class A	(34,898,767)	(27,826,254)
Class C	(11,234,466)	(7,813,167)
Class I	(12,987,942)	(15,561,495)
Class R	(781,226)	(485,193)
Issued in connection with tax-free reorganization (see Note 8)
Class A	121,709,581	—
Class C	19,530,177	—
Class I	19,536,315	—
Net increase (decrease) in net assets from Fund share transactions	$172,491,837	$(1,187,586)

Net increase in net assets	$171,368,893	$4,484,667

Net Assets
At beginning of year	$153,982,663	$149,497,996
At end of year	$325,351,556	$153,982,663

Accumulated undistributed net investment income included in net assets
At end of year	$1,283,364	$—

9	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net asset value — Beginning of year	$21.670	$20.920		$17.540	$15.730	$16.630

Income (Loss) From Operations
Net investment income (loss)(1)	$0.140	$(0.000	)(2)	$0.012	$0.002	$0.009
Net realized and unrealized gain (loss)	1.387	2.889		6.069	1.992	(0.909)

Total income (loss) from operations	$1.527	$2.889		$6.081	$1.994	$(0.900)

Less Distributions
From net investment income	$—	$—		$(0.001)	$—	$—
From net realized gain	(0.967)	(2.139)		(2.700)	(0.184)	—

Total distributions	$(0.967)	$(2.139)		$(2.701)	$(0.184)	$—

Net asset value — End of year	$22.230	$21.670		$20.920	$17.540	$15.730

Total Return(3)	7.04%	14.23%		35.35%	12.66%	(5.41)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$214,135	$88,448		$89,426	$86,843	$99,259
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.05%	1.15%		1.25%	1.25%	1.25%
Net investment income (loss)	0.62%	(0.00	)%(7)	0.06%	0.01%	0.05%
Portfolio Turnover of the Portfolio	55%	38%		42%	40%	69%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The administrator reimbursed certain operating expenses (equal to 0.07%, 0.12%, 0.10%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent the reimbursement, total return would be lower.

(7)	Amount is less than (0.005)%.

10	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$19.230	$18.920	$16.190	$14.630	$15.590

Income (Loss) From Operations
Net investment loss(1)	$(0.025)	$(0.149)	$(0.127)	$(0.118)	$(0.107)
Net realized and unrealized gain (loss)	1.222	2.598	5.558	1.862	(0.853)

Total income (loss) from operations	$1.197	$2.449	$5.431	$1.744	$(0.960)

Less Distributions
From net investment income	$—	$—	$(0.001)	$—	$—
From net realized gain	(0.967)	(2.139)	(2.700)	(0.184)	—

Total distributions	$(0.967)	$(2.139)	$(2.701)	$(0.184)	$—

Net asset value — End of year	$19.460	$19.230	$18.920	$16.190	$14.630

Total Return(2)	6.20%	13.41%	34.27%	11.91%	(6.16)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,285	$30,552	$29,318	$22,422	$23,524
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.80%	1.90%	2.00%	2.00%	2.00%
Net investment loss	(0.13)%	(0.75)%	(0.68)%	(0.74)%	(0.70)%
Portfolio Turnover of the Portfolio	55%	38%	42%	40%	69%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator reimbursed certain operating expenses (equal to 0.07%, 0.12%, 0.10%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent the reimbursement, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$22.120	$21.250	$17.750	$15.910	$16.780

Income (Loss) From Operations
Net investment income(1)	$0.192	$0.056	$0.063	$0.050	$0.051
Net realized and unrealized gain (loss)	1.415	2.953	6.138	2.012	(0.921)

Total income (loss) from operations	$1.607	$3.009	$6.201	$2.062	$(0.870)

Less Distributions
From net investment income	$—	$—	$(0.001)	$(0.038)	$—
From net realized gain	(0.967)	(2.139)	(2.700)	(0.184)	—

Total distributions	$(0.967)	$(2.139)	$(2.701)	$(0.222)	$—

Net asset value — End of year	$22.760	$22.120	$21.250	$17.750	$15.910

Total Return(2)	7.26%	14.58%	35.61%	13.01%	(5.24)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$58,746	$32,051	$28,336	$29,920	$30,675
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.80%	0.90%	1.00%	1.00%	1.00%
Net investment income	0.84%	0.25%	0.31%	0.29%	0.31%
Portfolio Turnover of the Portfolio	55%	38%	42%	40%	69%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator reimbursed certain operating expenses (equal to 0.07%, 0.12%, 0.10%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent the reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2015

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$21.320	$20.660	$17.400	$15.640	$16.580

Income (Loss) From Operations
Net investment income (loss)(1)	$0.059	$(0.052)	$(0.037)	$(0.038)	$(0.029)
Net realized and unrealized gain (loss)	1.388	2.851	5.998	1.982	(0.911)

Total income (loss) from operations	$1.447	$2.799	$5.961	$1.944	$(0.940)

Less Distributions
From net investment income	$—	$—	$(0.001)	$—	$—
From net realized gain	(0.967)	(2.139)	(2.700)	(0.184)	—

Total distributions	$(0.967)	$(2.139)	$(2.701)	$(0.184)	$—

Net asset value — End of year	$21.800	$21.320	$20.660	$17.400	$15.640

Total Return(2)	6.77%	13.98%	34.94%	12.42%	(5.67)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,186	$2,932	$2,417	$1,729	$1,378
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.30%	1.40%	1.50%	1.50%	1.50%
Net investment income (loss)	0.27%	(0.24)%	(0.18)%	(0.22)%	(0.18)%
Portfolio Turnover of the Portfolio	55%	38%	42%	40%	69%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator reimbursed certain operating expenses (equal to 0.07%, 0.12%, 0.10%, 0.13% and 0.13% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent the reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to

14

Eaton Vance

Growth Fund

December 31, 2015

Notes to Financial Statements — continued

shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$592,981	$1,837,688
Long-term capital gains	$13,317,341	$12,256,965

During the year ended December 31, 2015, accumulated net realized loss was increased by $1,383,453, accumulated undistributed net investment income was decreased by $155,803 and paid-in capital was increased by $1,539,256 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for investments in partnerships and dividend redesignations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,283,364
Undistributed long-term capital gains	$4,894,452
Capital loss carryforwards	$(24,802,463)
Net unrealized appreciation	$89,123,410

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

At December 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $24,802,463 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on December 31, 2016 ($4,936,994) and December 31, 2017 ($19,865,469) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended December 31, 2015, capital loss carryforwards of $8,682,561 were utilized to offset net realized gains by the Fund.

Capital loss carryforwards of $24,802,463 included in the amounts above are available to the Fund as a result of the reorganization on February 27, 2015 (see Note 8). Utilization of these capital loss carryforwards may be limited in accordance with certain income tax regulations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but currently receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM was allocated $213,929 of the Fund’s operating expenses for the year ended December 31, 2015. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $32,700 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $39,107 as its portion of the sales charge on sales of Class A shares for the

15

Eaton Vance

Growth Fund

December 31, 2015

Notes to Financial Statements — continued

year ended December 31, 2015. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $479,341 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $345,111 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2015, the Fund paid or accrued to EVD $9,303 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $115,684 and $9,302 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2015, the Fund was informed that EVD received approximately $13,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $181,081,174 and $23,986,648, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	1,422,012	729,192
Issued to shareholders electing to receive payments of distributions in Fund shares	366,224	354,190
Redemptions	(1,564,572)	(1,278,367)
Issued in connection with tax-free reorganization (see Note 8)	5,329,047	—

Net increase (decrease)	5,552,711	(194,985)

16

Eaton Vance

Growth Fund

December 31, 2015

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2015	2014

Sales	397,265	298,951
Issued to shareholders electing to receive payments of distributions in Fund shares	101,683	133,856
Redemptions	(571,703)	(393,906)
Issued in connection with tax-free reorganization (see Note 8)	964,872	—

Net increase	892,117	38,901

	Year Ended December 31,
Class I	2015	2014

Sales	779,018	665,939
Issued to shareholders electing to receive payments of distributions in Fund shares	87,649	123,912
Redemptions	(572,642)	(674,196)
Issued in connection with tax-free reorganization (see Note 8)	837,800	—

Net increase	1,131,825	115,655

	Year Ended December 31,
Class R	2015	2014

Sales	84,165	32,438
Issued to shareholders electing to receive payments of distributions in Fund shares	6,020	10,743
Redemptions	(35,616)	(22,695)

Net increase	54,569	20,486

8  Reorganization

As of the close of business on February 27, 2015, the Fund acquired the net assets of Eaton Vance Multi-Cap Growth Fund (Multi-Cap Growth Fund) pursuant to a plan of reorganization approved by the shareholders of Multi-Cap Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 5,329,047 shares of Class A of the Fund (valued at $121,709,581) for the 8,979,448 shares of Class A and the 383,697 shares of Class B of Multi-Cap Growth Fund, 964,872 shares of Class C of the Fund (valued at $19,530,177) for the 1,598,091 shares of Class C of Multi-Cap Growth Fund, and 837,800 shares of Class I of the Fund (valued at $19,536,315) for the 1,489,282 shares of Class I of Multi-Cap Growth Fund, each outstanding on February 27, 2015. The investment portfolio of Multi-Cap Growth Fund, with a fair value of $157,598,235 and identified cost of $112,810,652, was the principal asset acquired by the Fund. Such securities acquired were then contributed by the Fund to Growth Portfolio for an interest therein. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Multi-Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $163,094,679. The net assets of Multi-Cap Growth Fund at that date of $160,776,073, including $33,280,337 of accumulated net realized losses, $142,036 of accumulated net investment losses and $44,790,961 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $323,870,752.

17

Eaton Vance

Growth Fund

December 31, 2015

Notes to Financial Statements — continued

Assuming the acquisition had been completed on January 1, 2015, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended December 31, 2015 are as follows:

Net investment income	$1,436,801
Net realized gain	$28,315,623
Net increase in net assets from operations	$21,650,553

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Multi-Cap Growth Fund that have been included in the Fund’s Statement of Operations since February 27, 2015.

18

Eaton Vance

Growth Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Growth Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2016

19

Eaton Vance

Growth Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $4,429,975, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 64.60% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $11,557,719 or, if subsequently determined to be different, the net capital gain of such year.

20

Growth Portfolio

December 31, 2015

Portfolio of Investments

Common Stocks — 98.1%

Security	Shares	Value

Aerospace & Defense — 2.6%
Boeing Co. (The)	13,679	$1,977,846
Raytheon Co.	27,888	3,472,893
Spirit AeroSystems Holdings, Inc., Class A(1)	61,698	3,089,219

		$8,539,958

Banks — 2.7%
Citigroup, Inc.	72,354	$3,744,319
PNC Financial Services Group, Inc. (The)	27,048	2,577,945
Wells Fargo & Co.	47,005	2,555,192

		$8,877,456

Beverages — 3.4%
Constellation Brands, Inc., Class A	34,253	$4,878,998
PepsiCo, Inc.	62,973	6,292,262

		$11,171,260

Biotechnology — 6.6%
Celgene Corp.(1)	58,618	$7,020,092
Gilead Sciences, Inc.	78,176	7,910,629
Incyte Corp.(1)	24,409	2,647,156
Vertex Pharmaceuticals, Inc.(1)	29,701	3,737,277

		$21,315,154

Building Products — 1.1%
Fortune Brands Home & Security, Inc.	63,229	$3,509,210

		$3,509,210

Capital Markets — 3.1%
Charles Schwab Corp. (The)	109,470	$3,604,847
Credit Suisse Group AG ADR	146,584	3,179,407
Invesco, Ltd.	95,295	3,190,477

		$9,974,731

Chemicals — 0.9%
Monsanto Co.	27,872	$2,745,949

		$2,745,949

Communications Equipment — 1.6%
Palo Alto Networks, Inc.(1)	30,061	$5,294,945

		$5,294,945

Security	Shares	Value

Diversified Financial Services — 1.1%
McGraw Hill Financial, Inc.	37,552	$3,701,876

		$3,701,876

Food & Staples Retailing — 2.3%
Sprouts Farmers Market, Inc.(1)	276,465	$7,351,204

		$7,351,204

Food Products — 2.7%
Blue Buffalo Pet Products, Inc.(1)	170,315	$3,186,594
Mondelez International, Inc., Class A	123,455	5,535,722

		$8,722,316

Health Care Equipment & Supplies — 3.3%
Medtronic PLC	91,276	$7,020,950
Zimmer Biomet Holdings, Inc.	36,157	3,709,347

		$10,730,297

Health Care Providers & Services — 1.0%
AmSurg Corp.(1)	41,159	$3,128,084

		$3,128,084

Hotels, Restaurants & Leisure — 1.6%
Starbucks Corp.	87,549	$5,255,566

		$5,255,566

Household Durables — 0.9%
Newell Rubbermaid, Inc.	66,565	$2,934,185

		$2,934,185

Household Products — 0.5%
Colgate-Palmolive Co.	24,247	$1,615,335

		$1,615,335

Internet & Catalog Retail — 6.5%
Amazon.com, Inc.(1)	23,328	$15,767,162
Priceline Group, Inc. (The)(1)	4,269	5,442,762

		$21,209,924

Internet Software & Services — 11.8%
Alphabet, Inc., Class A(1)	12,650	$9,841,826
Alphabet, Inc., Class C(1)	14,459	10,972,646
Facebook, Inc., Class A(1)	122,319	12,801,907

21	See Notes to Financial Statements.

Growth Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Internet Software & Services (continued)
GrubHub, Inc.(1)	52,090	$1,260,578
Twitter, Inc.(1)	150,249	3,476,762

		$38,353,719

IT Services — 4.1%
Fiserv, Inc.(1)	33,293	$3,044,978
Visa, Inc., Class A	132,556	10,279,718

		$13,324,696

Leisure Products — 1.7%
Brunswick Corp.	109,793	$5,545,644

		$5,545,644

Machinery — 0.7%
Toro Co. (The)	30,537	$2,231,339

		$2,231,339

Media — 2.4%
Walt Disney Co. (The)	72,701	$7,639,421

		$7,639,421

Multiline Retail — 2.3%
Dollar General Corp.	104,244	$7,492,016

		$7,492,016

Oil, Gas & Consumable Fuels — 0.4%
EOG Resources, Inc.	18,837	$1,333,471

		$1,333,471

Personal Products — 1.1%
Estee Lauder Cos., Inc. (The), Class A	41,674	$3,669,812

		$3,669,812

Pharmaceuticals — 8.2%
Allergan PLC(1)	15,976	$4,992,500
Bristol-Myers Squibb Co.	102,230	7,032,402
Johnson & Johnson	64,006	6,574,696
Perrigo Co. PLC	54,610	7,902,067

		$26,501,665

Security	Shares	Value

Road & Rail — 2.2%
Genesee & Wyoming, Inc., Class A(1)	37,371	$2,006,449
Union Pacific Corp.	65,844	5,149,001

		$7,155,450

Semiconductors & Semiconductor Equipment — 4.3%
Avago Technologies, Ltd.	43,013	$6,243,337
NXP Semiconductors NV(1)	57,832	4,872,346
Texas Instruments, Inc.	54,404	2,981,883

		$14,097,566

Software — 5.5%
Microsoft Corp.	90,193	$5,003,908
salesforce.com, inc.(1)	90,956	7,130,950
Tableau Software, Inc., Class A(1)	61,897	5,831,935

		$17,966,793

Specialty Retail — 4.2%
Advance Auto Parts, Inc.	15,498	$2,332,604
Home Depot, Inc. (The)	48,913	6,468,744
Lowe’s Cos., Inc.	64,266	4,886,787

		$13,688,135

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	126,389	$13,303,706
EMC Corp.	100,721	2,586,515

		$15,890,221

Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	83,580	$5,223,750

		$5,223,750

Tobacco — 0.8%
Philip Morris International, Inc.	29,485	$2,592,026

		$2,592,026

Total Common Stocks (identified cost $224,107,599)		$318,783,174

22	See Notes to Financial Statements.

Growth Portfolio

December 31, 2015

Portfolio of Investments — continued

Short-Term Investments — 1.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.37%(2)	$6,039	$6,039,457

Total Short-Term Investments (identified cost $6,039,457)		$6,039,457

Total Investments — 99.9% (identified cost $230,147,056)		$324,822,631

Other Assets, Less Liabilities — 0.1%		$163,529

Net Assets — 100.0%		$324,986,160

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

Abbreviations:

ADR – American Depositary Receipt

23	See Notes to Financial Statements.

Growth Portfolio

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $224,107,599)	$318,783,174
Affiliated investment, at value (identified cost, $6,039,457)	6,039,457
Dividends receivable	269,640
Interest receivable from affiliated investment	1,747
Securities lending income receivable	7,841
Tax reclaims receivable	113,416
Other assets	27,138
Total assets	$325,242,413

Liabilities
Payable to affiliates:
Investment adviser fee	$179,348
Trustees’ fees	4,510
Accrued expenses	72,395
Total liabilities	$256,253
Net Assets applicable to investors’ interest in Portfolio	$324,986,160

Sources of Net Assets
Investors’ capital	$230,307,453
Net unrealized appreciation	94,678,707
Total	$324,986,160

24	See Notes to Financial Statements.

Growth Portfolio

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $11,363)	$4,875,592
Securities lending income, net	2,286
Interest allocated from affiliated investment	8,777
Expenses allocated from affiliated investment	(706)
Total investment income	$4,885,949

Expenses
Investment adviser fee	$1,911,972
Trustees’ fees and expenses	15,575
Custodian fee	81,074
Legal and accounting services	43,674
Miscellaneous	10,575
Total expenses	$2,062,870

Net investment income	$2,823,079

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$20,246,978
Investment transactions allocated from affiliated investment	8
Net realized gain	$20,246,986
Change in unrealized appreciation (depreciation) —
Investments	$(9,039,535)
Foreign currency	(1,262)
Net change in unrealized appreciation (depreciation)	$(9,040,797)

Net realized and unrealized gain	$11,206,189

Net increase in net assets from operations	$14,029,268

25	See Notes to Financial Statements.

Growth Portfolio

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$2,823,079	$678,231
Net realized gain from investment and foreign currency transactions	20,246,986	25,546,235
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(9,040,797)	(4,313,602)
Net increase in net assets from operations	$14,029,268	$21,910,864
Capital transactions —
Contributions	$181,081,174	$16,919,860
Withdrawals	(23,986,648)	(44,933,312)
Net increase (decrease) in net assets from capital transactions	$157,094,526	$(28,013,452)

Net increase (decrease) in net assets	$171,123,794	$(6,102,588)

Net Assets
At beginning of year	$153,862,366	$159,964,954
At end of year	$324,986,160	$153,862,366

26	See Notes to Financial Statements.

Growth Portfolio

December 31, 2015

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.70%	0.72%	0.73%	0.73%	0.72%
Net investment income	0.96%	0.43%	0.58%	0.54%	0.58%
Portfolio Turnover	55%	38%	42%	40%	69%

Total Return	7.41%	14.73%	36.04%	13.25%	(4.91)%

Net assets, end of year (000’s omitted)	$324,986	$153,862	$159,965	$158,059	$173,090

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Growth Portfolio

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2015, Eaton Vance Growth Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

28

Growth Portfolio

December 31, 2015

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2015, the Portfolio’s investment adviser fee amounted to $1,911,972 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $273,899,953 and $158,359,497, respectively, for the year ended December 31, 2015. Included in purchases is $112,810,652 representing the cost basis of long-term securities contributed in-kind in connection with the merger of Eaton Vance Multi-Cap Growth Fund into Eaton Vance Growth Fund during the period. The unrealized appreciation of such contributed securities at the contribution date was $44,787,583.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$230,188,168

Gross unrealized appreciation	$102,508,438
Gross unrealized depreciation	(7,873,975)

Net unrealized appreciation	$94,634,463

The net unrealized appreciation on foreign currency at December 31, 2015 on a federal income tax basis was $3,132.

29

Growth Portfolio

December 31, 2015

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. During the year ended December 31, 2015, cash collateral was invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), an affiliated investment company managed by EVM. Although not a registered money market mutual fund, Cash Collateral Fund conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. The Portfolio earned interest on the amount invested in Cash Collateral Fund but it paid (and at times received from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2015 amounted to $493.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2015, the Portfolio had no securities on loan.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$318,783,174	*	$—	$—	$318,783,174
Short-Term Investments	—		6,039,457	—	6,039,457

Total Investments	$318,783,174		$6,039,457	$—	$324,822,631

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Growth Portfolio

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2016

31

Eaton Vance

Growth Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Growth Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

33

Eaton Vance

Growth Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1559 12.31.15

Eaton Vance

Large-Cap Value Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Large-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 31

Federal Tax Information	20

Management and Organization	32

Important Notices	35

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Large-Cap Value Fund (the Fund) had a total return of -1.08% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the Russell 1000® Value Index (the Index), which returned -3.83% for the same period.

Stock selection in the consumer staples, information technology and financials sectors contributed to Fund performance relative to the Index for the period. Within consumer staples, the Fund’s overweight positions versus the Index in tobacco firms Reynolds American, Inc. and Altria Group, Inc. aided relative Fund performance, as better-than-expected sales volumes and higher pricing boosted both companies’ profits. Elsewhere in consumer staples, the Fund’s out-of-Index holding in grocery chain Kroger Co. helped relative Fund performance, as the firm delivered strong year-over-year sales growth and expanding profit margins.

In the information technology sector, the Fund’s out-of-Index position in Alphabet, Inc., parent company of Google, contributed to relative Fund performance. Alphabet’s stock rose in response to the new CFO’s efforts to better manage expenses and provide more clarity on the profitability of the various businesses in the firm’s portfolio. Also in information technology, the Fund’s overweight position versus the Index in semiconductor manufacturer Intel Corp. contributed to relative Fund performance. In the financials sector, the Fund’s overweight position versus the Index in Simon Property Group, Inc., a real estate investment trust (REIT), further aided relative Fund performance. By period-end, Simon Property Group had been sold out of the Fund.

In contrast, stock selection in the health care and consumer discretionary sectors detracted from Fund performance relative to the Index, as did stock selection and a modest overweight versus the Index in the poor-performing energy sector. In health care, the Fund’s out-of-Index holding in pharmaceutical firm AbbVie, Inc. dragged on relative Fund performance. AbbVie was sold during the period after its shares were negatively impacted by increased media focus on high drug prices. Not owning Index constituents UnitedHealth Group, Inc. and Cigna Corp. also hurt relative Fund performance. Both health insurance providers performed strongly, as consolidation in the managed care industry drove their stock prices higher.

In the energy sector, relative Fund performance was hampered by the Fund’s overweight positions versus the Index in natural gas producer Range Resources Corp. and exploration and production firms Devon Energy Corp. and Anadarko Petroleum Corp. All three stocks declined amid falling oil and gas prices during the 12-month period. In the consumer discretionary sector, the Fund’s position in mass media company CBS Corp. declined in value and was sold out of the Fund during the period. The stock rallied later in the period, however, and no longer owning this Index holding detracted from relative Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and John D. Crowley

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/23/1931	09/23/1931	–1.08%	9.44%	5.64%
Class A with 5.75% Maximum Sales Charge	—	—	–6.76	8.15	5.02
Class C at NAV	11/04/1994	09/23/1931	–1.82	8.62	4.85
Class C with 1% Maximum Sales Charge	—	—	–2.71	8.62	4.85
Class I at NAV	12/28/2004	09/23/1931	–0.83	9.70	5.91
Class R at NAV	02/18/2004	09/23/1931	–1.33	9.17	5.38
Class R6 at NAV	07/01/2014	09/23/1931	–0.79	9.73	5.93
Russell 1000® Value Index	—	—	–3.83%	11.27%	6.15%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	1.01%	1.76%	0.76%	1.26%	0.65%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2005	$16,059	N.A.
Class I	$250,000	12/31/2005	$444,269	N.A.
Class R	$10,000	12/31/2005	$16,887	N.A.
Class R6	$1,000,000	12/31/2005	$1,779,359	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current perfor-mance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

General Electric Co.	4.5%
Johnson & Johnson	3.7
Wells Fargo & Co.	3.6
United Technologies Corp.	3.3
Chevron Corp.	3.1
JPMorgan Chase & Co.	3.0
Credit Suisse Group AG	2.8
Occidental Petroleum Corp.	2.7
Medtronic PLC	2.6
Citigroup, Inc.	2.4
Total	31.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization- weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$983.20	$5.25	1.05%
Class C	$1,000.00	$979.60	$8.98	1.80%
Class I	$1,000.00	$984.60	$4.00	0.80%
Class R	$1,000.00	$981.80	$6.49	1.30%
Class R6	$1,000.00	$984.60	$3.50	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	1.05%
Class C	$1,000.00	$1,016.10	$9.15	1.80%
Class I	$1,000.00	$1,021.20	$4.08	0.80%
Class R	$1,000.00	$1,018.70	$6.61	1.30%
Class R6	$1,000.00	$1,021.70	$3.57	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Investment in Large-Cap Value Portfolio, at value (identified cost, $3,063,764,237)	$3,302,295,874
Receivable for Fund shares sold	9,970,654
Total assets	$3,312,266,528

Liabilities
Payable for Fund shares redeemed	$30,421,995
Payable to affiliates:
Distribution and service fees	590,723
Trustees’ fees	125
Accrued expenses	978,385
Total liabilities	$31,991,228
Net Assets	$3,280,275,300

Sources of Net Assets
Paid-in capital	$3,078,787,884
Accumulated net realized loss	(37,044,221)
Net unrealized appreciation from Portfolio	238,531,637
Total	$3,280,275,300

Class A Shares
Net Assets	$1,127,753,520
Shares Outstanding	67,566,589
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.69
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.71

Class C Shares
Net Assets	$345,531,232
Shares Outstanding	20,689,456
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.70

Class I Shares
Net Assets	$1,664,998,076
Shares Outstanding	99,400,063
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.75

Class R Shares
Net Assets	$109,467,895
Shares Outstanding	6,574,990
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.65

Class R6 Shares
Net Assets	$32,524,577
Shares Outstanding	1,940,346
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.76

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends allocated from Portfolio (net of foreign taxes, $435,896)	$87,583,419
Interest allocated from Portfolio	97,412
Securities lending income allocated from Portfolio, net	187,452
Expenses allocated from Portfolio	(23,733,117)
Total investment income from Portfolio	$64,135,166

Expenses
Distribution and service fees
Class A	$3,306,584
Class C	3,886,648
Class R	643,454
Trustees’ fees and expenses	500
Custodian fee	61,664
Transfer and dividend disbursing agent fees	3,538,940
Legal and accounting services	78,201
Printing and postage	293,514
Registration fees	133,907
Reflow liquidity program fees	1,541,384
Miscellaneous	11,124
Total expenses	$13,495,920

Net investment income	$50,639,246

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$459,366,476 (1)
Foreign currency transactions	338,005
Net realized gain	$459,704,481
Change in unrealized appreciation (depreciation) —
Investments	$(545,028,856)
Foreign currency	(31,556)
Net change in unrealized appreciation (depreciation)	$(545,060,412)

Net realized and unrealized loss	$(85,355,931)

Net decrease in net assets from operations	$(34,716,685)

(1)	Includes $190,345,600 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$50,639,246	$70,460,338
Net realized gain from investment and foreign currency transactions	459,704,481 (1)	1,652,801,567 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(545,060,412)	(1,181,393,897)
Net increase (decrease) in net assets from operations	$(34,716,685)	$541,868,008
Distributions to shareholders —
From net investment income
Class A	$(18,368,024)	$(27,746,453)
Class C	(2,620,368)	(2,339,878)
Class I	(29,882,773)	(36,563,340)
Class R	(1,478,717)	(1,607,051)
Class R6	(603,613)	(8)
From net realized gain
Class A	(103,593,873)	(425,214,514)
Class C	(31,234,243)	(118,952,787)
Class I	(148,758,180)	(603,634,941)
Class R	(10,033,217)	(41,715,810)
Class R6	(2,877,809)	(278)
Total distributions to shareholders	$(349,450,817)	$(1,257,775,060)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$112,974,186	$182,390,367
Class C	25,240,107	48,016,650
Class I	1,059,267,413	1,073,207,239
Class R	17,065,459	22,796,563
Class R6	39,204,183	1,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	112,823,686	420,006,180
Class C	26,043,959	92,120,112
Class I	150,072,313	517,378,828
Class R	10,938,712	41,500,150
Class R6	3,477,000	285
Cost of shares redeemed
Class A	(450,524,147)	(1,816,126,571)
Class C	(84,628,281)	(96,583,903)
Class I	(1,320,240,668)	(2,115,997,936)
Class R	(57,009,622)	(47,728,243)
Class R6	(6,786,597)	—
Net decrease in net assets from Fund share transactions	$(362,082,297)	$(1,679,019,279)

Net decrease in net assets	$(746,249,799)	$(2,394,926,331)

Net Assets
At beginning of year	$4,026,525,099	$6,421,451,430
At end of year	$3,280,275,300	$4,026,525,099

Accumulated undistributed net investment income included in net assets
At end of year	$—	$272,972

(1)	Includes $190,345,600 of net realized gains from redemptions in-kind.

(2)	Includes $44,078,317 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$18.740	$23.910	$19.500	$17.130	$18.220

Income (Loss) From Operations
Net investment income(1)	$0.246	$0.317	$0.267	$0.289	$0.259
Net realized and unrealized gain (loss)	(0.456)	2.001	5.402	2.399	(1.076)

Total income (loss) from operations	$(0.210)	$2.318	$5.669	$2.688	$(0.817)

Less Distributions
From net investment income	$(0.260)	$(0.320)	$(0.266)	$(0.318)	$(0.273)
From net realized gain	(1.580)	(7.168)	(0.993)	—	—

Total distributions	$(1.840)	$(7.488)	$(1.259)	$(0.318)	$(0.273)

Net asset value — End of year	$16.690	$18.740	$23.910	$19.500	$17.130

Total Return(2)	(1.08)%	10.96%	29.34%	15.77%	(4.48)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,127,754	$1,486,142	$2,912,022	$3,327,753	$6,521,082
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.05%	1.01%	0.99%	0.99%	0.98%
Net investment income	1.33%	1.29%	1.20%	1.56%	1.45%
Portfolio Turnover of the Portfolio	98%	75%	49%	31%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$18.750	$23.920	$19.510	$17.130	$18.220

Income (Loss) From Operations
Net investment income(1)	$0.107	$0.132	$0.100	$0.156	$0.125
Net realized and unrealized gain (loss)	(0.453)	1.999	5.401	2.400	(1.079)

Total income (loss) from operations	$(0.346)	$2.131	$5.501	$2.556	$(0.954)

Less Distributions
From net investment income	$(0.124)	$(0.133)	$(0.098)	$(0.176)	$(0.136)
From net realized gain	(1.580)	(7.168)	(0.993)	—	—

Total distributions	$(1.704)	$(7.301)	$(1.091)	$(0.176)	$(0.136)

Net asset value — End of year	$16.700	$18.750	$23.920	$19.510	$17.130

Total Return(2)	(1.82)%	10.12%	28.37%	14.96%	(5.23)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$345,531	$419,453	$454,829	$420,095	$497,372
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.80%	1.76%	1.74%	1.74%	1.73%
Net investment income	0.58%	0.54%	0.45%	0.83%	0.70%
Portfolio Turnover of the Portfolio	98%	75%	49%	31%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$18.800	$23.970	$19.550	$17.170	$18.270

Income (Loss) From Operations
Net investment income(1)	$0.293	$0.383	$0.326	$0.340	$0.305
Net realized and unrealized gain (loss)	(0.458)	2.002	5.411	2.408	(1.086)

Total income (loss) from operations	$(0.165)	$2.385	$5.737	$2.748	$(0.781)

Less Distributions
From net investment income	$(0.305)	$(0.387)	$(0.324)	$(0.368)	$(0.319)
From net realized gain	(1.580)	(7.168)	(0.993)	—	—

Total distributions	$(1.885)	$(7.555)	$(1.317)	$(0.368)	$(0.319)

Net asset value — End of year	$16.750	$18.800	$23.970	$19.550	$17.170

Total Return(2)	(0.83)%	11.22%	29.65%	16.10%	(4.27)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,664,998	$1,969,601	$2,892,359	$3,186,538	$4,757,063
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.80%	0.76%	0.74%	0.74%	0.73%
Net investment income	1.58%	1.55%	1.46%	1.82%	1.70%
Portfolio Turnover of the Portfolio	98%	75%	49%	31%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$18.690	$23.870	$19.470	$17.100	$18.190

Income (Loss) From Operations
Net investment income(1)	$0.199	$0.255	$0.212	$0.245	$0.216
Net realized and unrealized gain (loss)	(0.445)	1.993	5.391	2.395	(1.078)

Total income (loss) from operations	$(0.246)	$2.248	$5.603	$2.640	$(0.862)

Less Distributions
From net investment income	$(0.214)	$(0.260)	$(0.210)	$(0.270)	$(0.228)
From net realized gain	(1.580)	(7.168)	(0.993)	—	—

Total distributions	$(1.794)	$(7.428)	$(1.203)	$(0.270)	$(0.228)

Net asset value — End of year	$16.650	$18.690	$23.870	$19.470	$17.100

Total Return(2)	(1.33)%	10.71%	29.01%	15.51%	(4.73)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$109,468	$151,329	$162,242	$181,565	$278,225
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.30%	1.26%	1.24%	1.24%	1.23%
Net investment income	1.08%	1.04%	0.95%	1.32%	1.21%
Portfolio Turnover of the Portfolio	98%	75%	49%	31%	41%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Financial Highlights — continued

	Class R6
	Year Ended December 31, 2015	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$18.810	$25.890

Income (Loss) From Operations
Net investment income(2)	$0.321	$0.194
Net realized and unrealized gain (loss)	(0.469)	0.089

Total income (loss) from operations	$(0.148)	$0.283

Less Distributions
From net investment income	$(0.322)	$(0.195)
From net realized gain	(1.580)	(7.168)

Total distributions	$(1.902)	$(7.363)

Net asset value — End of period	$16.760	$18.810

Total Return(3)	(0.79)%	2.28	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,525	$1
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.71%	0.65	%(7)
Net investment income	1.73%	1.54	%(7)
Portfolio Turnover of the Portfolio	98%	75	%(8)

(1)	For the period from the commencement of operations, July 1, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended December 31, 2014.

14	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for

15

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements — continued

each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$63,430,845	$120,236,906
Long-term capital gains	$286,019,972	$1,137,538,154

During the year ended December 31, 2015, accumulated net realized gain was decreased by $248,900,609, accumulated distributions in excess of net investment income was decreased by $2,041,277 and paid-in capital was increased by $246,859,332 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts, investments in partnerships, dividend redesignations and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October capital losses	$(20,468,255)
Net unrealized appreciation	$221,955,671

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

At December 31, 2015, the Fund had a net capital loss of $20,468,255 attributable to security transactions incurred after October 31, 2015 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2016.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $83,039 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $47,752 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $3,306,584 for Class A shares.

16

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $2,914,986 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2015, the Fund paid or accrued to EVD $321,727 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $971,662 and $321,727 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2015, the Fund was informed that EVD received approximately $5,000 and $10,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $63,201,653 and $872,597,787, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $695,066,699.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on October 31, 2014. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	6,190,203	7,788,910
Issued to shareholders electing to receive payments of distributions in Fund shares	6,598,562	23,015,837
Redemptions	(24,536,130)	(73,297,303)

Net decrease	(11,747,365)	(42,492,556)

	Year Ended December 31,
Class C	2015	2014

Sales	1,401,870	2,308,553
Issued to shareholders electing to receive payments of distributions in Fund shares	1,527,583	5,096,303
Redemptions	(4,613,731)	(4,046,664)

Net increase (decrease)	(1,684,278)	3,358,192

17

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2015	2014

Sales	57,438,823	43,337,615
Issued to shareholders electing to receive payments of distributions in Fund shares	8,757,714	28,313,444
Redemptions	(71,575,486)	(87,550,543)

Net decrease	(5,378,949)	(15,899,484)

	Year Ended December 31,
Class R	2015	2014

Sales	930,864	954,404
Issued to shareholders electing to receive payments of distributions in Fund shares	641,400	2,293,325
Redemptions	(3,091,990)	(1,949,469)

Net increase (decrease)	(1,519,726)	1,298,260

Class R6	Year Ended December 31, 2015	Period Ended December 31, 2014(1)

Sales	2,105,128	38
Issued to shareholders electing to receive payments of distributions in Fund shares	202,605	16
Redemptions	(367,441)	—

Net increase	1,940,292	54

(1)	Class R6 commenced operations on July 1, 2014.

18

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

19

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $72,305,338, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 94.63% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $283,072,268 or, if subsequently determined to be different, the net capital gain of such year.

20

Large-Cap Value Portfolio

December 31, 2015

Portfolio of Investments

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 3.3%
United Technologies Corp.	1,130,301	$108,588,017

		$108,588,017

Air Freight & Logistics — 2.0%
C.H. Robinson Worldwide, Inc.	1,083,936	$67,225,711

		$67,225,711

Banks — 11.6%
Citigroup, Inc.	1,515,260	$78,414,705
JPMorgan Chase & Co.	1,514,562	100,006,529
KeyCorp	2,857,291	37,687,668
PNC Financial Services Group, Inc. (The)	496,042	47,277,763
Wells Fargo & Co.	2,173,012	118,124,932

		$381,511,597

Beverages — 0.9%
Molson Coors Brewing Co., Class B	317,126	$29,784,474

		$29,784,474

Capital Markets — 7.2%
Credit Suisse Group AG	3,482,305	$75,015,688
Credit Suisse Group AG(1)	836,780	18,025,885
Goldman Sachs Group, Inc. (The)	378,171	68,157,760
Invesco, Ltd.	2,239,886	74,991,383

		$236,190,716

Chemicals — 3.5%
PPG Industries, Inc.	705,900	$69,757,038
Syngenta AG	115,304	45,130,339

		$114,887,377

Consumer Finance — 1.0%
Synchrony Financial(2)	1,048,468	$31,883,912

		$31,883,912

Diversified Telecommunication Services — 2.1%
Verizon Communications, Inc.	1,523,663	$70,423,704

		$70,423,704

Security	Shares	Value

Electric Utilities — 2.3%
NextEra Energy, Inc.	745,509	$77,450,930

		$77,450,930

Electrical Equipment — 1.6%
Hubbell, Inc.	353,192	$35,686,520
Rockwell Automation, Inc.	164,736	16,903,561

		$52,590,081

Energy Equipment & Services — 1.8%
Schlumberger, Ltd.	860,672	$60,031,872

		$60,031,872

Food & Staples Retailing — 2.2%
Kroger Co. (The)	1,710,123	$71,534,445

		$71,534,445

Food Products — 1.9%
General Mills, Inc.	1,061,801	$61,223,446

		$61,223,446

Health Care Equipment & Supplies — 3.6%
Medtronic PLC	1,127,901	$86,758,145
Zimmer Biomet Holdings, Inc.	297,774	30,548,635

		$117,306,780

Health Care Providers & Services — 1.5%
McKesson Corp.	243,469	$48,019,391

		$48,019,391

Industrial Conglomerates — 4.5%
General Electric Co.	4,769,672	$148,575,283

		$148,575,283

Insurance — 7.9%
ACE, Ltd.	508,794	$59,452,579
Aflac, Inc.	633,874	37,969,052
American Financial Group, Inc.	371,363	26,767,845
Prudential PLC	2,264,478	51,017,531
Unum Group	567,603	18,895,504
XL Group PLC	1,717,432	67,288,986

		$261,391,497

21	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Internet Software & Services — 0.6%
Alphabet, Inc., Class C(2)	26,412	$20,043,539

		$20,043,539

Life Sciences Tools & Services — 1.2%
Thermo Fisher Scientific, Inc.	269,597	$38,242,334

		$38,242,334

Multi-Utilities — 3.7%
PG&E Corp.	913,496	$48,588,852
Sempra Energy	777,130	73,057,991

		$121,646,843

Multiline Retail — 0.9%
Target Corp.	415,962	$30,203,001

		$30,203,001

Oil, Gas & Consumable Fuels — 11.2%
Anadarko Petroleum Corp.	776,494	$37,722,078
Chevron Corp.	1,139,224	102,484,591
Devon Energy Corp.	994,356	31,819,392
EOG Resources, Inc.	571,885	40,483,739
Occidental Petroleum Corp.	1,299,249	87,842,225
Range Resources Corp.	1,103,908	27,167,176
Royal Dutch Shell PLC, Class B	1,831,395	41,739,180

		$369,258,381

Pharmaceuticals — 7.6%
Allergan PLC(2)	159,876	$49,961,250
Eli Lilly & Co.	298,619	25,161,637
Johnson & Johnson	1,197,813	123,039,351
Teva Pharmaceutical Industries, Ltd. ADR	825,423	54,180,766

		$252,343,004

Real Estate Investment Trusts (REITs) — 4.2%
Equity Residential	724,974	$59,150,628
Federal Realty Investment Trust	359,820	52,569,702
Post Properties, Inc.	460,886	27,266,016

		$138,986,346

Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	1,364,555	$47,008,920
NXP Semiconductors NV(2)	320,533	27,004,905

		$74,013,825

Security	Shares	Value

Software — 4.4%
Microsoft Corp.	1,336,595	$74,154,291
Oracle Corp.	1,961,333	71,647,494

		$145,801,785

Specialty Retail — 0.5%
Home Depot, Inc. (The)	131,032	$17,328,982

		$17,328,982

Textiles, Apparel & Luxury Goods — 0.8%
Michael Kors Holdings, Ltd.(2)	663,319	$26,572,559

		$26,572,559

Tobacco — 2.3%
Altria Group, Inc.	446,247	$25,976,038
Reynolds American, Inc.	1,118,742	51,629,943

		$77,605,981

Total Common Stocks (identified cost $3,007,260,747)		$3,250,665,813

Short-Term Investments — 1.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(3)	$40,350	$40,350,080

Total Short-Term Investments (identified cost $40,350,080)		$40,350,080

Total Investments — 99.7% (identified cost $3,047,610,827)		$3,291,015,893

Other Assets, Less Liabilities — 0.3%		$11,280,048

Net Assets — 100.0%		$3,302,295,941

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

Abbreviations:

ADR	–	American Depositary Receipt

22	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $3,007,260,747)	$3,250,665,813
Affiliated investment, at value (identified cost, $40,350,080)	40,350,080
Cash	255,976
Dividends receivable	6,143,037
Interest receivable from affiliated investment	12,542
Securities lending income receivable	4,454
Tax reclaims receivable	6,901,186
Total assets	$3,304,333,088

Liabilities
Due to custodian — foreign currency, at value (identified cost, $10,204)	$10,120
Payable to affiliates:
Investment adviser fee	1,725,425
Trustees’ fees	17,000
Accrued expenses	284,602
Total liabilities	$2,037,147
Net Assets applicable to investors’ interest in Portfolio	$3,302,295,941

Sources of Net Assets
Investors’ capital	$3,058,950,043
Net unrealized appreciation	243,345,898
Total	$3,302,295,941

23	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $435,896)	$87,583,420
Securities lending income, net	187,452
Interest allocated from affiliated investment	97,412
Expenses allocated from affiliated investment	(7,220)
Total investment income	$87,861,064

Expenses
Investment adviser fee	$22,756,860
Trustees’ fees and expenses	68,000
Custodian fee	650,522
Legal and accounting services	104,770
Miscellaneous	145,796
Total expenses	$23,725,948
Deduct —
Reduction of custodian fee	$51
Total expense reductions	$51

Net expenses	$23,725,897

Net investment income	$64,135,167

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$459,369,558 (1)
Investment transactions allocated from affiliated investments	(3,078)
Foreign currency transactions	338,005
Net realized gain	$459,704,485
Change in unrealized appreciation (depreciation) —
Investments	$(545,028,862)
Foreign currency	(31,556)
Net change in unrealized appreciation (depreciation)	$(545,060,418)

Net realized and unrealized loss	$(85,355,933)

Net decrease in net assets from operations	$(21,220,766)

(1)	Includes $190,345,601 of net realized gains from redemptions in-kind.

24	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$64,135,167	$87,918,292
Net realized gain from investment and foreign currency transactions	459,704,485 (1)	1,653,673,995 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(545,060,418)	(1,181,852,804)
Net increase (decrease) in net assets from operations	$(21,220,766)	$559,739,483
Capital transactions —
Contributions	$63,201,653	$44,715,138
Withdrawals	(872,597,787)	(2,965,887,259)
Net decrease in net assets from capital transactions	$(809,396,134)	$(2,921,172,121)

Net decrease in net assets	$(830,616,900)	$(2,361,432,638)

Net Assets
At beginning of year	$4,132,912,841	$6,494,345,479
At end of year	$3,302,295,941	$4,132,912,841

(1)	Includes $190,345,601 of net realized gains from redemptions in-kind.

(2)	Includes $44,078,317 of net realized gains from redemptions in-kind.

25	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2015

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.64%	0.63%	0.62%	0.61%	0.60%
Net investment income	1.73%	1.66%	1.57%	1.93%	1.84%
Portfolio Turnover	98%	75%	49%	31%	41%

Total Return	(0.67)%	11.38%	29.81%	16.20%	(4.11)%

Net assets, end of year (000’s omitted)	$3,302,296	$4,132,913	$6,494,345	$7,214,818	$12,227,704

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2015, Eaton Vance Large-Cap Value Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Large-Cap Value Portfolio

December 31, 2015

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.60% on net assets of $2 billion but less than $5 billion, 0.575% on net assets of $5 billion but less than $10 billion, 0.555% on net assets of $10 billion but less than $15 billion, 0.54% on net assets of $15 billion but less than $20 billion and at reduced rates on daily net assets of $20 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2015, the Portfolio’s investment adviser fee amounted to $22,756,860 or 0.61% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,559,903,444 and $4,234,229,370, respectively, for the year ended December 31, 2015. Included in sales is $695,066,699 representing the value of securities delivered in payment of redemptions in-kind.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,063,651,487

Gross unrealized appreciation	$364,356,477
Gross unrealized depreciation	(136,992,071)

Net unrealized appreciation	$227,364,406

28

Large-Cap Value Portfolio

December 31, 2015

Notes to Financial Statements — continued

The net unrealized depreciation on foreign currency transactions at December 31, 2015 on a federal income tax basis was $59,168.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. During the year ended December 31, 2015, cash collateral was invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), an affiliated investment company managed by EVM. Although not a registered money market mutual fund, Cash Collateral Fund conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. The Portfolio earned interest on the amount invested in Cash Collateral Fund but it paid (and at times received from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2015 amounted to $156,880.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2015, the Portfolio had no securities on loan. For the year ended December 31, 2015, the Portfolio realized losses of $3,199 on its investment of cash collateral in connection with securities lending.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Large-Cap Value Portfolio

December 31, 2015

Notes to Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$74,104,542	$—		$—	$74,104,542
Consumer Staples	240,148,346	—		—	240,148,346
Energy	387,551,073	41,739,180		—	429,290,253
Financials	905,904,964	144,059,104		—	1,049,964,068
Health Care	455,911,509	—		—	455,911,509
Industrials	376,979,092	—		—	376,979,092
Information Technology	239,859,149	—		—	239,859,149
Materials	69,757,038	45,130,339		—	114,887,377
Telecommunication Services	70,423,704	—		—	70,423,704
Utilities	199,097,773	—		—	199,097,773

Total Common Stocks	$3,019,737,190	$230,928,623	*	$—	$3,250,665,813
Short-Term Investments	$—	$40,350,080		$—	$40,350,080

Total Investments	$3,019,737,190	$271,278,703		$—	$3,291,015,893

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Large-Cap Value Portfolio

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

31

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

33

Eaton Vance

Large-Cap Value Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

173 12.31.15

Eaton Vance

Real Estate Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Real Estate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Management and Organization	21

Important Notices	24

Eaton Vance

Real Estate Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Real Estate Fund (the Fund) had a total return of 6.40% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Dow Jones U.S. Select Real Estate Securities Index (the Index), which returned 4.46% for the same period.

The Fund outperformed the Index due to stock selection, as well as favorable sector and industry allocation. Eight of the 10 property-type groups represented in the Fund had positive returns for the 12-month period. The Index had positive returns in six of its nine groups.

In general, real estate investment trusts (REITs), as measured by the Index, delivered positive results for the period, outperforming the broader stock market, as measured by the S&P 500 Index. Across property types, one theme in 2015 was that stocks of companies with quality assets, sound management teams and strong balance sheets generally outperformed stocks of other companies within the Index that did not exhibit such traits.

All of the Fund’s property-type groups contributed to Fund performance versus the Index for the 12-month period. The regional mall group was the Fund’s top performer relative to the Index, due to both stock selection and an underweight position versus the Index. Within the group, the Fund benefitted from its holdings in regional mall REITs with market-leading properties and strong balance sheets. The Fund’s underweight in the health care group also aided Fund performance versus the Index, as this group underperformed the Index amid an oversupply in the senior housing industry. In addition, stock selection and an underweight in the underperforming hotel group helped Fund performance relative to the Index. Among individual stocks, an underweight in hotel REIT Host Hotels & Resorts, Inc. was one of the Fund’s top performers versus the Index. The Fund’s lack of exposure to two other underperforming hotel REITs, Pebblebrook Hotel Trust and Xenia Hotels & Resorts, Inc., further boosted Fund performance relative to the Index.

Overall, the Fund’s best-performing individual stock versus the Index was diversified & specialty REIT CoreSite Realty Corp. This REIT, an owner of data-center properties, benefitted from strong demand during the period, driven in part by the growth of cloud computing. The Fund’s overweights in self storage REIT Public Storage and residential REITs AvalonBay Communities, Inc. and Equity Residential also contributed to Fund performance versus the Index.

The industrials property-type group was the Fund’s weakest- performing sector relative to the Index. Among individual stocks, the Fund’s lack of exposure to apartment REIT UDR, Inc. had the largest negative impact on Fund performance versus the Index, as the stock outperformed the overall Index for the period. In addition, the Fund’s underweight in self storage REIT Extra Space Storage, Inc. and its out-of-Index holding in hotel company Hilton Worldwide Holdings, Inc. detracted from Fund performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Real Estate Fund

December 31, 2015

Performance2,3

Portfolio Manager J. Scott Craig

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/09/2010	04/28/2006	6.40%	12.06%	7.22%
Class A with 5.75% Maximum Sales Charge	—	—	0.26	10.73	6.57
Class I at NAV	04/28/2006	04/28/2006	6.73	12.36	7.37
Dow Jones U.S. Select Real Estate Securities Index	—	—	4.46%	12.20%	6.16%
S&P 500 Index	—	—	1.38	12.56	6.95

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.55%	1.30%
Net				1.25	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	04/28/2006	$497,766	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Real Estate Fund

December 31, 2015

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Simon Property Group, Inc.	11.0%
Equity Residential	7.1
Public Storage	6.5
AvalonBay Communities, Inc.	6.0
Boston Properties, Inc.	5.1
Federal Realty Investment Trust	4.0
Vornado Realty Trust	3.4
Welltower, Inc.	3.1
Essex Property Trust, Inc.	2.7
Regency Centers Corp.	2.7

Total	51.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Real Estate Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Dow Jones U.S. Select Real Estate Securities Index is an unmanaged index of publicly traded real estate securities. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large- cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class A is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Real Estate Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,117.20	$6.67	**	1.25%
Class I	$1,000.00	$1,119.30	$5.34	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Real Estate Fund

December 31, 2015

Portfolio of Investments

Common Stocks — 98.1%

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.6%
Hilton Worldwide Holdings, Inc.	23,600	$505,040
Marriott International, Inc., Class A	7,800	522,912

		$1,027,952

Other — 0.8%
CBRE Group, Inc., Class A(1)	4,300	$148,694
Jones Lang LaSalle, Inc.	1,000	159,860

		$308,554

Real Estate Investment Trusts — 94.7%

Security	Shares	Value

Diversified, Specialty & Other — 9.1%
CoreSite Realty Corp.	6,600	$374,352
Cousins Properties, Inc.	27,800	262,154
National Retail Properties, Inc.	24,000	961,200
PS Business Parks, Inc.	4,800	419,664
Rayonier, Inc.	8,400	186,480
Vornado Realty Trust	13,400	1,339,464

		$3,543,314

Health Care — 7.4%
HCP, Inc.	17,800	$680,672
Ventas, Inc.	17,600	993,168
Welltower, Inc.	17,900	1,217,737

		$2,891,577

Hotels & Resorts — 4.1%
DiamondRock Hospitality Co.	21,000	$202,650
Host Hotels & Resorts, Inc.	50,100	768,534
LaSalle Hotel Properties	12,800	322,048
Sunstone Hotel Investors, Inc.	23,075	288,207

		$1,581,439

Industrial — 6.3%
DCT Industrial Trust, Inc.	14,375	$537,194
EastGroup Properties, Inc.	15,200	845,272
First Industrial Realty Trust, Inc.	10,100	223,513
ProLogis, Inc.	14,600	626,632
Terreno Realty Corp.	8,700	196,794

		$2,429,405

Security	Shares	Value

Malls and Factory Outlets — 15.6%
General Growth Properties, Inc.	34,900	$949,629
Macerich Co. (The)	2,600	209,794
Simon Property Group, Inc.	22,000	4,277,680
Tanger Factory Outlet Centers, Inc.	11,900	389,130
Taubman Centers, Inc.	2,900	222,488

		$6,048,721

Multifamily — 22.5%
American Campus Communities, Inc.	7,500	$310,050
AvalonBay Communities, Inc.	12,600	2,320,038
Camden Property Trust	12,400	951,824
Education Realty Trust, Inc.	8,700	329,556
Equity Residential	34,100	2,782,219
Essex Property Trust, Inc.	4,400	1,053,404
Mid-America Apartment Communities, Inc.	2,400	217,944
Post Properties, Inc.	13,600	804,576

		$8,769,611

Office — 11.0%
Boston Properties, Inc.	15,500	$1,976,870
Corporate Office Properties Trust	11,800	257,594
Douglas Emmett, Inc.	15,300	477,054
Highwoods Properties, Inc.	9,100	396,760
Hudson Pacific Properties, Inc.	13,100	368,634
Paramount Group, Inc.	31,100	562,910
Piedmont Office Realty Trust, Inc., Class A	13,400	252,992

		$4,292,814

Self Storage — 7.9%
CubeSmart	11,300	$346,006
Extra Space Storage, Inc.	2,400	211,704
Public Storage	10,200	2,526,540

		$3,084,250

Strip Centers — 10.8%
Acadia Realty Trust	16,400	$543,660
DDR Corp.	17,000	286,280
Federal Realty Investment Trust	10,600	1,548,660
Kimco Realty Corp.	21,300	563,598
Regency Centers Corp.	15,400	1,049,048

7	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Strip Centers (continued)
Retail Opportunity Investments Corp.	11,500	$205,850

		$4,197,096

Total Real Estate Investment Trusts		$36,838,227

Total Common Stocks (identified cost $29,981,189)		$38,174,733

Short-Term Investments — 2.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(2)	$987	$986,691

Total Short-Term Investments (identified cost $986,691)		$986,691

Total Investments — 100.6% (identified cost $30,967,880)		$39,161,424

Other Assets, Less Liabilities — (0.6)%		$(237,597)

Net Assets — 100.0%		$38,923,827

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

8	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $29,981,189)	$38,174,733
Affiliated investment, at value (identified cost, $986,691)	986,691
Dividends receivable	180,540
Interest receivable from affiliated investment	258
Receivable for Fund shares sold	343,034
Receivable from affiliate	1,805
Total assets	$39,687,061

Liabilities
Payable for investments purchased	$629,279
Payable for Fund shares redeemed	41,943
Payable to affiliates:
Investment adviser fee	20,498
Administration fee	4,730
Distribution and service fees	4,494
Trustees’ fees	480
Accrued expenses	61,810
Total liabilities	$763,234
Net Assets	$38,923,827

Sources of Net Assets
Paid-in capital	$30,916,943
Accumulated distributions in excess of net realized gain	(186,660)
Net unrealized appreciation	8,193,544
Total	$38,923,827

Class A Shares
Net Assets	$21,880,098
Shares Outstanding	1,586,445
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.79
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.63

Class I Shares
Net Assets	$17,043,729
Shares Outstanding	1,235,322
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.80

On sales of $50,000 or more, the offering price of Class A shares is reduced.

9	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends	$804,840
Interest allocated from affiliated investment	1,866
Expenses allocated from affiliated investment	(143)
Total investment income	$806,563

Expenses
Investment adviser fee	$211,577
Administration fee	48,826
Distribution and service fees
Class A	33,784
Trustees’ fees and expenses	2,010
Custodian fee	35,144
Transfer and dividend disbursing agent fees	26,074
Legal and accounting services	41,172
Printing and postage	13,417
Registration fees	28,251
Miscellaneous	16,110
Total expenses	$456,365
Deduct —
Allocation of expenses to affiliate	$97,049
Total expense reductions	$97,049

Net expenses	$359,316

Net investment income	$447,247

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,378,277
Investment transactions allocated from affiliated investment	2
Capital gain distributions received	237,834
Net realized gain	$1,616,113
Change in unrealized appreciation (depreciation) —
Investments	$(222,976)
Net change in unrealized appreciation (depreciation)	$(222,976)

Net realized and unrealized gain	$1,393,137

Net increase in net assets from operations	$1,840,384

10	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$447,247	$425,705
Net realized gain from investment transactions and capital gain distributions received	1,616,113	1,932,957
Net change in unrealized appreciation (depreciation) from investments	(222,976)	5,870,721
Net increase in net assets from operations	$1,840,384	$8,229,383
Distributions to shareholders —
From net investment income
Class A	$(213,130)	$(191,800)
Class I	(341,261)	(486,473)
From net realized gain
Class A	(973,036)	(165,532)
Class I	(1,023,539)	(329,698)
Total distributions to shareholders	$(2,550,966)	$(1,173,503)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$17,501,905	$3,262,199
Class I	9,119,951	4,800,598
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,179,656	351,778
Class I	1,317,204	770,004
Cost of shares redeemed
Class A	(7,748,879)	(1,876,153)
Class I	(15,054,307)	(7,437,904)
Net increase (decrease) in net assets from Fund share transactions	$6,315,530	$(129,478)

Net increase in net assets	$5,604,948	$6,926,402

Net Assets
At beginning of year	$33,318,879	$26,392,477
At end of year	$38,923,827	$33,318,879

11	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$14.030	$11.090	$11.300	$9.960	$9.280

Income (Loss) From Operations
Net investment income(1)	$0.192	$0.165	$0.123	$0.121	$0.095
Net realized and unrealized gain (loss)	0.660	3.253	(0.072)	1.423	0.750

Total income from operations	$0.852	$3.418	$0.051	$1.544	$0.845

Less Distributions
From net investment income	$(0.227)	$(0.264)	$(0.117)	$(0.131)	$(0.091)
From net realized gain	(0.865)	(0.214)	(0.144)	(0.073)	—
Tax return of capital	—	—	—	—	(0.074)

Total distributions	$(1.092)	$(0.478)	$(0.261)	$(0.204)	$(0.165)

Net asset value — End of year	$13.790	$14.030	$11.090	$11.300	$9.960

Total Return(2)	6.40%	31.19%	0.41%	15.54%	9.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,880	$11,204	$7,438	$8,692	$4,550
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.25%	1.25%	1.25%	1.29%	1.40%
Net investment income	1.38%	1.29%	1.05%	1.10%	0.98%
Portfolio Turnover	72%	31%	22%	33%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.30%, 0.30%, 0.27%, 0.24% and 1.28% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$14.030	$11.100	$11.300	$9.960	$9.270

Income (Loss) From Operations
Net investment income(1)	$0.192	$0.182	$0.151	$0.149	$0.102
Net realized and unrealized gain (loss)	0.703	3.258	(0.060)	1.421	0.774

Total income from operations	$0.895	$3.440	$0.091	$1.570	$0.876

Less Distributions
From net investment income	$(0.260)	$(0.296)	$(0.147)	$(0.157)	$(0.102)
From net realized gain	(0.865)	(0.214)	(0.144)	(0.073)	—
Tax return of capital	—	—	—	—	(0.084)

Total distributions	$(1.125)	$(0.510)	$(0.291)	$(0.230)	$(0.186)

Net asset value — End of year	$13.800	$14.030	$11.100	$11.300	$9.960

Total Return(2)	6.73%	31.40%	0.76%	15.81%	9.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,044	$22,115	$18,955	$22,728	$5,498
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.00%	1.00%	1.00%	1.04%	1.15%
Net investment income	1.37%	1.43%	1.29%	1.35%	1.05%
Portfolio Turnover	72%	31%	22%	33%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.30%, 0.30%, 0.27%, 0.24% and 1.28% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

14

Eaton Vance

Real Estate Fund

December 31, 2015

Notes to Financial Statements — continued

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least quarterly distributions of substantially all of the distributions it receives from its REIT investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made at least annually. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$554,391	$678,273
Long-term capital gains	$1,996,575	$495,230

During the year ended December 31, 2015, accumulated net realized gain was decreased by $703,461, accumulated distributions in excess of net investment income was decreased by $107,144 and paid-in capital was increased by $596,317 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for distributions from REITs, investments in partnerships and dividend redesignations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$8,440
Undistributed long-term capital gains	$89,848
Net unrealized appreciation	$7,908,596

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and the tax treatment of short-term capital gains.

15

Eaton Vance

Real Estate Fund

December 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$31,252,828

Gross unrealized appreciation	$7,981,473
Gross unrealized depreciation	(72,877)

Net unrealized appreciation	$7,908,596

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2015, the Fund’s investment adviser fee amounted to $211,577. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2015, the administration fee amounted to $48,826. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM was allocated $97,049 of the Fund’s operating expenses for the year ended December 31, 2015. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $1,750 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,293 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $33,784 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2015, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $27,728,569 and $22,611,471, respectively, for the year ended December 31, 2015.

16

Eaton Vance

Real Estate Fund

December 31, 2015

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	1,268,323	252,065
Issued to shareholders electing to receive payments of distributions in Fund shares	87,058	26,818
Redemptions	(567,594)	(150,735)

Net increase	787,787	128,148

	Year Ended December 31,
Class I	2015	2014

Sales	635,191	366,982
Issued to shareholders electing to receive payments of distributions in Fund shares	96,736	59,121
Redemptions	(1,072,419)	(558,415)

Net decrease	(340,492)	(132,312)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

9  Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investments. There are certain additional risks involved in investing in real estate related investments. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Eaton Vance

Real Estate Fund

December 31, 2015

Notes to Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$38,174,733	*	$—	$—	$38,174,733

Short-Term Investments	—		986,691	—	986,691

Total Investments	$38,174,733		$986,691	$—	$39,161,424

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

18

Eaton Vance

Real Estate Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2016

19

Eaton Vance

Real Estate Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in March 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $14,432, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $1,664,806 or, if subsequently determined to be different, the net capital gain of such year.

20

Eaton Vance

Real Estate Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

21

Eaton Vance

Real Estate Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

22

Eaton Vance

Real Estate Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2685    12.31.15

Eaton Vance

Small-Cap Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Eaton Vance

Small-Cap Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Small-Cap Fund (the Fund) had a total return of -2.78% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000® Index (the Index), which returned -4.41% for the same period.

The Fund’s outperformance relative to the Index was due to stock selection, with sector and industry allocation detracting modestly from relative Fund performance. Of the 10 economic sectors in the Index, two had positive absolute returns for the 12-month period. The Fund recorded positive absolute returns in four of the nine sectors in which it was invested.

Financials was the Fund’s top-performing sector relative to the Index, largely due to stock selection. Within the sector, the real estate investment trust (REIT) industry and the insurance industry were notable contributors to relative Fund performance. Specialty property and casualty insurer HCC Insurance Holdings, Inc. was among the Fund’s top-performing stocks versus the Index after it was acquired during the period. Stock selection in the materials sector also boosted Fund performance relative to the Index. In the chemicals industry, specialty chemical company Cytec Industries, Inc.,6 which manufactures advanced composite materials for aircraft, was the Fund’s best-performing individual stock versus the Index. In the energy sector, stock selection contributed to relative Fund performance, outweighing the Fund’s slight overweight position versus the Index in the lagging sector. Specifically, relative Fund performance benefited from stock selection in the oil & gas industry and the Fund’s lack of exposure to the energy equipment & services industry.

The Fund’s poorest-performing sector relative to the Index was information technology, due largely to stock selection. Specifically, the Fund’s holdings in two industries, software and semiconductors & semiconductor equipment, detracted from relative Fund performance. Mixed-signal programmable chip maker Cypress Semiconductor Corp. was among the Fund’s weakest-performing stocks versus the Index after a disappointing earnings report. Stock selection in the industrials sector also dragged on relative Fund performance. In the electrical equipment industry, Generac Holdings, Inc.6 was among the Fund’s biggest detractors versus the Index, as lack of storm activity slowed demand for its home generators. In the utilities sector, both stock selection and an underweight position hampered relative Fund performance. The Fund’s out-of-Index holding in solar and wind power producer NextEra Energy Partners LP6 hurt relative Fund performance amid concerns about the alternative power industry’s finance structure and ability to maintain dividend yields. Overall, the Fund’s worst-performing stock versus the Index was off-price retailer Tuesday Morning Corp,6 part of the consumer discretionary sector, whose financial results disappointed.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Small-Cap Fund

December 31, 2015

Performance2,3

Portfolio Managers Nancy B. Tooke, CFA (lead portfolio manager), Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/02/1997	01/02/1997	–2.78%	7.52%	7.88%
Class A with 5.75% Maximum Sales Charge	—	—	–8.35	6.25	7.24
Class B at NAV	05/07/2002	01/02/1997	–3.58	6.70	7.07
Class B with 5% Maximum Sales Charge	—	—	–7.49	6.45	7.07
Class C at NAV	05/03/2002	01/02/1997	–3.59	6.71	7.06
Class C with 1% Maximum Sales Charge	—	—	–4.36	6.71	7.06
Class I at NAV	09/02/2008	01/02/1997	–2.57	7.77	8.37
Class R at NAV	08/03/2009	01/02/1997	–3.05	7.25	7.70
Russell 2000® Index	—	—	–4.41%	9.18%	6.80%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.39%	2.14%	2.14%	1.13%	1.63%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2005	$19,806	N.A.
Class C	$10,000	12/31/2005	$19,796	N.A.
Class I	$250,000	12/31/2005	$558,784	N.A.
Class R	$10,000	12/31/2005	$21,009	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Small-Cap Fund

December 31, 2015

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Euronet Worldwide, Inc.	2.8%
ServiceMaster Global Holdings, Inc.	2.7
Integra LifeSciences Holdings Corp.	2.6
Church & Dwight Co., Inc.	2.6
FEI Co.	2.5
CubeSmart	2.5
Vista Outdoor, Inc.	2.5
RBC Bearings, Inc.	2.5
Balchem Corp.	2.4
Sprouts Farmers Market, Inc.	2.4
Total	25.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.
[6]	Security was sold during the period.

Fund profile subject to change due to active management.

5

Eaton Vance

Small-Cap Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$901.60	$6.81	1.42%
Class B	$1,000.00	$897.60	$10.38	2.17%
Class C	$1,000.00	$897.80	$10.38	2.17%
Class I	$1,000.00	$902.40	$5.56	1.16%
Class R	$1,000.00	$900.20	$7.95	1.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.00	$7.22	1.42%
Class B	$1,000.00	$1,014.30	$11.02	2.17%
Class C	$1,000.00	$1,014.30	$11.02	2.17%
Class I	$1,000.00	$1,019.40	$5.90	1.16%
Class R	$1,000.00	$1,016.80	$8.44	1.66%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

6

Eaton Vance

Small-Cap Fund

December 31, 2015

Portfolio of Investments

Common Stocks — 97.9%

Security	Shares	Value

Aerospace & Defense — 3.3%
Astronics Corp.(1)	25,700	$1,046,247
Hexcel Corp.	41,780	1,940,681

		$2,986,928

Banks — 10.3%
Bank of the Ozarks, Inc.	32,260	$1,595,580
BankUnited, Inc.	52,260	1,884,496
Eagle Bancorp, Inc.(1)	22,601	1,140,672
FCB Financial Holdings, Inc., Class A(1)	13,260	474,575
PrivateBancorp, Inc.	39,410	1,616,598
Signature Bank(1)	11,850	1,817,435
Sterling Bancorp	43,110	699,244

		$9,228,600

Building Products — 1.7%
Armstrong World Industries, Inc.(1)	33,660	$1,539,272

		$1,539,272

Capital Markets — 2.3%
Lazard, Ltd., Class A	45,470	$2,046,605

		$2,046,605

Chemicals — 2.4%
Balchem Corp.	36,300	$2,207,040

		$2,207,040

Commercial Services & Supplies — 5.0%
Interface, Inc.	103,210	$1,975,439
Multi-Color Corp.	9,880	590,923
Team, Inc.(1)	61,487	1,965,125

		$4,531,487

Communications Equipment — 1.9%
Infinera Corp.(1)	97,150	$1,760,358

		$1,760,358

Diversified Consumer Services — 2.7%
ServiceMaster Global Holdings, Inc.(1)	61,200	$2,401,488

		$2,401,488

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.5%
FEI Co.	28,790	$2,297,154

		$2,297,154

Food & Staples Retailing — 2.4%
Sprouts Farmers Market, Inc.(1)	79,840	$2,122,946

		$2,122,946

Food Products — 2.3%
Pinnacle Foods, Inc.	49,730	$2,111,536

		$2,111,536

Health Care Equipment & Supplies — 12.7%
Alere, Inc.(1)	49,960	$1,952,936
Greatbatch, Inc.(1)	30,320	1,591,800
Hill-Rom Holdings, Inc.	31,490	1,513,409
ICU Medical, Inc.(1)	16,570	1,868,765
Integra LifeSciences Holdings Corp.(1)	35,080	2,377,723
West Pharmaceutical Services, Inc.	35,170	2,117,937

		$11,422,570

Health Care Providers & Services — 1.6%
AmSurg Corp.(1)	18,775	$1,426,900

		$1,426,900

Hotels, Restaurants & Leisure — 3.0%
ClubCorp Holdings, Inc.	68,130	$1,244,735
Krispy Kreme Doughnuts, Inc.(1)	94,170	1,419,142

		$2,663,877

Household Durables — 4.0%
Helen of Troy, Ltd.(1)	18,949	$1,785,943
Tempur Sealy International, Inc.(1)	25,270	1,780,524

		$3,566,467

Household Products — 2.6%
Church & Dwight Co., Inc.	27,400	$2,325,712

		$2,325,712

Insurance — 5.4%
AMERISAFE, Inc.	6,042	$307,538
First American Financial Corp.	52,930	1,900,187

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Horace Mann Educators Corp.	43,320	$1,437,357
Stewart Information Services Corp.	33,190	1,238,983

		$4,884,065

IT Services — 4.8%
Black Knight Financial Services, Inc., Class A(1)	8,741	$288,978
Cardtronics, Inc.(1)	44,980	1,513,577
Euronet Worldwide, Inc.(1)	34,400	2,491,592

		$4,294,147

Leisure Products — 2.5%
Vista Outdoor, Inc.(1)	50,120	$2,230,841

		$2,230,841

Machinery — 2.5%
RBC Bearings, Inc.(1)	34,300	$2,215,437

		$2,215,437

Marine — 1.4%
Kirby Corp.(1)	24,200	$1,273,404

		$1,273,404

Metals & Mining — 1.5%
Compass Minerals International, Inc.	18,320	$1,378,946

		$1,378,946

Oil, Gas & Consumable Fuels — 4.2%
Diamondback Energy, Inc.(1)	19,380	$1,296,522
PDC Energy, Inc.(1)	30,480	1,627,022
Rice Energy, Inc.(1)	78,220	852,598

		$3,776,142

Real Estate Investment Trusts (REITs) — 4.3%
CubeSmart	73,830	$2,260,674
Post Properties, Inc.	26,980	1,596,137

		$3,856,811

Semiconductors & Semiconductor Equipment — 6.0%
Cirrus Logic, Inc.(1)	46,658	$1,377,811
Cypress Semiconductor Corp.(1)	204,420	2,005,360
M/A-COM Technology Solutions Holdings, Inc.(1)	49,400	2,019,966

		$5,403,137

Security	Shares	Value

Software — 4.1%
Mentor Graphics Corp.	92,840	$1,710,113
Verint Systems, Inc.(1)	48,030	1,948,097

		$3,658,210

Thrifts & Mortgage Finance — 0.5%
MGIC Investment Corp.(1)	52,230	$461,190

		$461,190

Total Common Stocks (identified cost $72,158,082)		$88,071,270

Short-Term Investments — 2.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(2)	$2,227	$2,227,180

Total Short-Term Investments (identified cost $2,227,180)		$2,227,180

Total Investments — 100.4% (identified cost $74,385,262)		$90,298,450

Other Assets, Less Liabilities — (0.4)%		$(335,886)

Net Assets — 100.0%		$89,962,564

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $72,158,082)	$88,071,270
Affiliated investment, at value (identified cost, $2,227,180)	2,227,180
Dividends receivable	88,848
Interest receivable from affiliated investment	485
Receivable for Fund shares sold	77,469
Total assets	$90,465,252

Liabilities
Payable for Fund shares redeemed	$325,290
Payable to affiliates:
Investment adviser fee	59,378
Administration fee	11,876
Distribution and service fees	15,672
Trustees’ fees	1,693
Accrued expenses	88,779
Total liabilities	$502,688
Net Assets	$89,962,564

Sources of Net Assets
Paid-in capital	$72,076,688
Accumulated net realized gain	1,971,130
Accumulated undistributed net investment income	1,558
Net unrealized appreciation	15,913,188
Net Assets	$89,962,564

Class A Shares
Net Assets	$26,390,856
Shares Outstanding	2,163,982
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.20
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.94

Class B Shares
Net Assets	$1,908,194
Shares Outstanding	166,596
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.45

Class C Shares
Net Assets	$9,039,521
Shares Outstanding	832,834
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.85

Class I Shares
Net Assets	$52,335,475
Shares Outstanding	4,000,553
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.08

Class R Shares
Net Assets	$288,518
Shares Outstanding	24,242
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.90

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends	$991,003
Interest allocated from affiliated investment	5,569
Expenses allocated from affiliated investment	(384)
Total investment income	$996,188

Expenses
Investment adviser fee	$822,368
Administration fee	164,474
Distribution and service fees
Class A	74,468
Class B	23,451
Class C	106,300
Class R	1,498
Trustees’ fees and expenses	5,642
Custodian fee	48,807
Transfer and dividend disbursing agent fees	103,982
Legal and accounting services	45,020
Printing and postage	18,086
Registration fees	65,644
Miscellaneous	20,214
Total expenses	$1,499,954
Deduct —
Reduction of custodian fee	$2
Total expense reductions	$2

Net expenses	$1,499,952

Net investment loss	$(503,764)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$15,083,678
Investment transactions allocated from affiliated investment	4
Net realized gain	$15,083,682
Change in unrealized appreciation (depreciation) —
Investments	$(16,595,026)
Net change in unrealized appreciation (depreciation)	$(16,595,026)

Net realized and unrealized loss	$(1,511,344)

Net decrease in net assets from operations	$(2,015,108)

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(503,764)	$(644,314)
Net realized gain from investment transactions and disposal of investments in violation of restrictions and net increase from payment by affiliate	15,083,682	42,238,567
Net change in unrealized appreciation (depreciation) from investments	(16,595,026)	(35,951,677)
Net increase (decrease) in net assets from operations	$(2,015,108)	$5,642,576
Distributions to shareholders —
From net realized gain
Class A	$(5,456,585)	$(5,240,237)
Class B	(444,659)	(502,389)
Class C	(2,127,099)	(2,077,738)
Class I	(10,834,718)	(12,577,303)
Class R	(56,345)	(58,742)
Total distributions to shareholders	$(18,919,406)	$(20,456,409)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,365,739	$4,126,921
Class B	155,754	121,910
Class C	1,658,442	1,310,011
Class I	7,698,850	25,393,243
Class R	161,447	177,777
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,167,405	4,982,048
Class B	379,838	411,718
Class C	1,773,903	1,709,103
Class I	10,305,399	11,020,734
Class R	56,345	58,742
Cost of shares redeemed
Class A	(8,684,057)	(12,901,148)
Class B	(481,288)	(975,251)
Class C	(2,828,844)	(4,154,225)
Class I	(28,462,439)	(124,672,769)
Class R	(168,021)	(86,535)
Net asset value of shares exchanged
Class A	213,222	387,377
Class B	(213,222)	(387,377)
Net decrease in net assets from Fund share transactions	$(6,901,527)	$(93,477,721)

Net decrease in net assets	$(27,836,041)	$(108,291,554)

Net Assets
At beginning of year	$117,798,605	$226,090,159
At end of year	$89,962,564	$117,798,605

Accumulated undistributed net investment income included in net assets
At end of year	$1,558	$1,558

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014		2013	2012		2011
Net asset value — Beginning of year	$15.320	$18.040		$14.170	$13.550		$14.390

Income (Loss) From Operations
Net investment loss(1)	$(0.078)	$(0.078)		$(0.084)	$(0.008)		$(0.124)
Net realized and unrealized gain (loss)	(0.205)	0.618		5.031	1.611		(0.716)

Total income (loss) from operations	$(0.283)	$0.540		$4.947	$1.603		$(0.840)

Less Distributions
From net investment income	$—	$—		$(0.008)	$(0.124)		$—
From net realized gain	(2.837)	(3.260)		(1.069)	(0.859)		—

Total distributions	$(2.837)	$(3.260)		$(1.077)	$(0.983)		$—

Net asset value — End of year	$12.200	$15.320		$18.040	$14.170		$13.550

Total Return(2)	(2.78)%	3.77	%(3)	35.25%	11.85%		(5.84)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,391	$29,536		$37,128	$32,126		$44,565
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.43%	1.39%		1.36%	1.40%		1.48%
Net investment loss	(0.52)%	(0.44)%		(0.51)%	(0.06)%		(0.87)%
Portfolio Turnover of the Portfolio(6)	—	—		—	31	%(7)	85%
Portfolio Turnover of the Fund	71%	66%		44%	31	%(7)(8)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2015	2014		2013	2012		2011
Net asset value — Beginning of year	$14.660	$17.530		$13.900	$13.300		$14.230

Income (Loss) From Operations
Net investment loss(1)	$(0.182)	$(0.206)		$(0.201)	$(0.111)		$(0.226)
Net realized and unrealized gain (loss)	(0.191)	0.596		4.908	1.574		(0.704)

Total income (loss) from operations	$(0.373)	$0.390		$4.707	$1.463		$(0.930)

Less Distributions
From net investment income	$—	$—		$(0.008)	$(0.004)		$—
From net realized gain	(2.837)	(3.260)		(1.069)	(0.859)		—

Total distributions	$(2.837)	$(3.260)		$(1.077)	$(0.863)		$—

Net asset value — End of year	$11.450	$14.660		$17.530	$13.900		$13.300

Total Return(2)	(3.58)%	3.02	%(3)	34.20%	11.00%		(6.54)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,908	$2,563		$3,832	$3,421		$4,724
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.18%	2.14%		2.11%	2.16%		2.23%
Net investment loss	(1.27)%	(1.19)%		(1.25)%	(0.81)%		(1.61)%
Portfolio Turnover of the Portfolio(6)	—	—		—	31	%(7)	85%
Portfolio Turnover of the Fund	71%	66%		44%	31	%(7)(8)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015	2014		2013	2012		2011
Net asset value — Beginning of year	$14.040	$16.930		$13.450	$12.900		$13.800

Income (Loss) From Operations
Net investment loss(1)	$(0.173)	$(0.198)		$(0.195)	$(0.107)		$(0.221)
Net realized and unrealized gain (loss)	(0.180)	0.568		4.752	1.530		(0.679)

Total income (loss) from operations	$(0.353)	$0.370		$4.557	$1.423		$(0.900)

Less Distributions
From net investment income	$—	$—		$(0.008)	$(0.014)		$—
From net realized gain	(2.837)	(3.260)		(1.069)	(0.859)		—

Total distributions	$(2.837)	$(3.260)		$(1.077)	$(0.873)		$—

Net asset value — End of year	$10.850	$14.040		$16.930	$13.450		$12.900

Total Return(2)	(3.59)%	3.02	%(3)	34.24%	11.03%		(6.52)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,040	$10,883		$13,806	$11,099		$13,663
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.18%	2.14%		2.11%	2.16%		2.23%
Net investment loss	(1.27)%	(1.18)%		(1.25)%	(0.80)%		(1.62)%
Portfolio Turnover of the Portfolio(6)	—	—		—	31	%(7)	85%
Portfolio Turnover of the Fund	71%	66%		44%	31	%(7)(8)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014		2013	2012		2011
Net asset value — Beginning of year	$16.190	$18.840		$14.720	$14.050		$14.880

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.043)	$(0.040)		$(0.036)	$0.030		$(0.088)
Net realized and unrealized gain (loss)	(0.230)	0.650		5.233	1.665		(0.742)

Total income (loss) from operations	$(0.273)	$0.610		$5.197	$1.695		$(0.830)

Less Distributions
From net investment income	$—	$—		$(0.008)	$(0.166)		$—
From net realized gain	(2.837)	(3.260)		(1.069)	(0.859)		—

Total distributions	$(2.837)	$(3.260)		$(1.077)	$(1.025)		$—

Net asset value — End of year	$13.080	$16.190		$18.840	$14.720		$14.050

Total Return(2)	(2.57)%	3.99	%(3)	35.63%	12.08%		(5.58)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,335	$74,510		$171,120	$131,456		$100,509
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.18%	1.13%		1.12%	1.15%		1.23%
Net investment income (loss)	(0.27)%	(0.22)%		(0.21)%	0.21%		(0.60)%
Portfolio Turnover of the Portfolio(6)	—	—		—	31	%(7)	85%
Portfolio Turnover of the Fund	71%	66%		44%	31	%(7)(8)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2015	2014		2013	2012		2011
Net asset value — Beginning of year	$15.050	$17.820		$14.040	$13.460		$14.330

Income (Loss) From Operations
Net investment loss(1)	$(0.113)	$(0.111)		$(0.110)	$(0.027)		$(0.159)
Net realized and unrealized gain (loss)	(0.200)	0.601		4.967	1.584		(0.711)

Total income (loss) from operations	$(0.313)	$0.490		$4.857	$1.557		$(0.870)

Less Distributions
From net investment income	$—	$—		$(0.008)	$(0.118)		$—
From net realized gain	(2.837)	(3.260)		(1.069)	(0.859)		—

Total distributions	$(2.837)	$(3.260)		$(1.077)	$(0.977)		$—

Net asset value — End of year	$11.900	$15.050		$17.820	$14.040		$13.460

Total Return(2)	(3.05)%	3.54	%(3)	34.93%	11.58%		(6.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$289	$305		$205	$65		$37
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.68%	1.63%		1.61%	1.65%		1.73%
Net investment loss	(0.77)%	(0.63)%		(0.66)%	(0.19)%		(1.12)%
Portfolio Turnover of the Portfolio(6)	—	—		—	31	%(7)	85%
Portfolio Turnover of the Fund	71%	66%		44%	31	%(7)(8)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended December 31, 2014, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2014.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

17

Eaton Vance

Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$605,437	$2,904,685
Long-term capital gains	$18,313,969	$17,551,724

During the year ended December 31, 2015, accumulated net realized gain was decreased by $2,759,437, accumulated net investment loss was decreased by $503,764 and paid-in capital was increased by $2,255,673 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs) and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$2,395,085
Post October capital losses	$(166,578)
Net unrealized appreciation	$15,657,369

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and distributions from REITs.

At December 31, 2015, the Fund had a net capital loss of $166,578 attributable to security transactions incurred after October 31, 2015 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2016.

18

Eaton Vance

Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$74,641,081

Gross unrealized appreciation	$18,822,482
Gross unrealized depreciation	(3,165,113)

Net unrealized appreciation	$15,657,369

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2015, the Fund’s investment adviser fee amounted to $822,368 or 0.75% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2015, the administration fee amounted to $164,474.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $9,786 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,865 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $74,468 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $17,588 and $79,725 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2015, the Fund paid or accrued to EVD $749 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $5,863, $26,575 and $749 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

19

Eaton Vance

Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2015, the Fund was informed that EVD received approximately $100, $3,000 and $300 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $75,314,816 and $100,741,151, respectively, for the year ended December 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	425,235	234,609
Issued to shareholders electing to receive payments of distributions in Fund shares	383,246	339,146
Redemptions	(587,172)	(725,727)
Exchange from Class B shares	14,335	21,789

Net increase (decrease)	235,644	(130,183)

	Year Ended December 31,
Class B	2015	2014

Sales	11,232	8,006
Issued to shareholders electing to receive payments of distributions in Fund shares	29,741	29,283
Redemptions	(34,168)	(58,452)
Exchange to Class A shares	(15,102)	(22,538)

Net decrease	(8,297)	(43,701)

	Year Ended December 31,
Class C	2015	2014

Sales	126,121	83,123
Issued to shareholders electing to receive payments of distributions in Fund shares	146,791	126,976
Redemptions	(215,489)	(250,237)

Net increase (decrease)	57,423	(40,138)

20

Eaton Vance

Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2015	2014

Sales	483,137	1,367,311
Issued to shareholders electing to receive payments of distributions in Fund shares	711,302	710,099
Redemptions	(1,796,175)	(6,559,535)

Net decrease	(601,736)	(4,482,125)

	Year Ended December 31,
Class R	2015	2014

Sales	11,252	9,970
Issued to shareholders electing to receive payments of distributions in Fund shares	4,328	4,071
Redemptions	(11,624)	(5,238)

Net increase	3,956	8,803

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$88,071,270	*	$—	$—	$88,071,270
Short-Term Investments	—		2,227,180	—	2,227,180

Total Investments	$88,071,270		$2,227,180	$—	$90,298,450

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Small-Cap Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

22

Eaton Vance

Small-Cap Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $716,989, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 30.66% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $14,965,137 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Small-Cap Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

24

Eaton Vance

Small-Cap Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

25

Eaton Vance

Small-Cap Fund

December 31, 2015

Management and Organization — continued

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

164    12.31.15

Eaton Vance

Global Small-Cap Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Global Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Board of Trustees’ Contract Approval	24

Management and Organization	26

Important Notices	28

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The major influences on world equity markets in 2015 could be summed up in four words: China, commodities, the U.S. Federal Reserve (the Fed) and the dollar. During the 12-month period ended December 31, 2015, China replaced Greece as many investors’ biggest country-level concern. Slowing growth in the world’s second-largest economy weighed heavily on other emerging economies dependent on Chinese commodity purchases, as well as on multinational firms doing business in emerging markets.

Falling prices for oil and other commodities, driven by both increased supply and slowing global demand, were a boon to consumers, but impacted the stock prices of many energy firms and the economies of oil-exporting nations. The Fed kept investors in suspense until December about when it would finally raise interest rates, while most other central banks were lowering rates. A strengthening U.S. dollar during the period, especially against the euro, posed a headwind for U.S. companies competing in global markets. In addition, it hurt results for American investors converting overseas returns into U.S. dollars.

All of these factors combined to produce significant volatility in global equities during the 12-month period. As a consequence, most of the major market indexes recorded tepid or negative returns for the period. In the U.S., the Dow Jones Industrial Average2 eked out a small 0.21% gain, while the broader S&P 500 Index did slightly better, returning 1.38%. The MSCI World Index, a proxy for global equities, declined 0.87% for the period. The MSCI EAFE Index of developed-market international stocks shed 0.81%, while the MSCI Europe Index lost 2.84%. Emerging markets were notable laggards during the period, with the MSCI Emerging Markets Index falling 14.92% for the 12 months.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Global Small-Cap Fund (the Fund) had a total return of -7.84% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned -0.31% for the same period.

Previously named Eaton Vance Small-Cap Value Fund, the Fund changed its name, investment objective and investment strategy on July 6, 2015. The Fund now seeks long-term total return through a portfolio of global small-cap stocks. This management discussion of Fund performance describes the Fund’s performance before and after July 24, 2015, the date on which the Fund actually reallocated its assets to a global strategy and the Fund’s performance began to be measured against its new benchmark, the Index.

For the period from January 1, 2015 through July 24, 2015, the Fund returned -4.03% for Class A shares at NAV, underperforming its benchmark during this period, the Russell

2000® Value Index (the R2000 Value), which returned -2.94% for the same period.

Stock selection in the consumer discretionary sector, especially in the textiles, apparel & luxury goods industry and the hotels, restaurants & leisure industry, detracted from Fund performance versus the R2000 Value for this period. Stock selection in the consumer staples sector, most notably in food products and household products firms, also hurt Fund performance relative to the R2000 Value. In the industrials sector, stock selection and an overweight position in road and rail companies hampered Fund performance versus the R2000 Value.

In contrast, stock selection in the information technology sector, especially in the semiconductors and semiconductor equipment industry, contributed to Fund performance versus the R2000 Value for this period. Stock selection and an overweight in the health care sector, particularly in pharmaceutical firms, also lifted Fund performance versus the R2000 Value. Elsewhere in the sector, an overweight in the health care equipment and supplies industry further aided relative Fund performance. An underweight in the poor-performing energy sector, most notably in energy equipment and services firms, also helped Fund performance versus the R2000 Value for this period.

For the period from July 25, 2015 through December 31, 2015, the Fund returned -3.97% for Class A shares at NAV, outperforming its benchmark, the Index, which returned -4.51% for the same period.

Fund performance versus the Index during this period benefited from stock selection in the financials sector, particularly in insurance firms, banks and real estate investment trusts (REITs). Stock selection in the energy sector also contributed to Fund performance versus the Index, largely as a result of stock selection in oil, gas and consumable fuel companies. Stock selection in the consumer staples sector, especially in the beverages industry, further aided Fund performance relative to the Index for this period.

In contrast, stock selection in the industrials sector, most notably in commercial services and supplies companies and in building products firms, detracted from Fund performance versus the Index during this period. Stock selection in the information technology sector also hurt Fund performance versus the Index, especially in the software industry and the electronic equipment instruments and components industry. In addition, an underweight versus the Index and stock selection in the utilities sector also dragged on Fund performance relative to the Index during this period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Performance2,3

Portfolio Managers Aidan M. Farrell, Eaton Vance Management (International) Limited, and Patrick J. O’Brien

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/28/2002	06/28/2002	–7.84%	6.17%	5.39%
Class A with 5.75% Maximum Sales Charge	—	—	–13.12	4.92	4.76
Class C at NAV	07/03/2002	07/03/2002	–8.57	5.38	4.60
Class C with 1% Maximum Sales Charge	—	—	–9.24	5.38	4.60
Class I at NAV	10/01/2009	06/28/2002	–7.67	6.43	5.54
MSCI World Small Cap Index	—	—	–0.31%	7.52%	6.02%
Russell 2000® Value Index	—	—	–7.47	7.67	5.57

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.75%	2.50%	1.50%
Net			1.40	2.15	1.15

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2005	$15,679	N.A.
Class I	$250,000	12/31/2005	$428,853	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Fund Profile

Sector Allocation (% of net assets)5

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)5

Vantiv, Inc., Class A	1.6%
Balchem Corp.	1.5
Federated National Holding Co.	1.5
Vista Outdoor, Inc.	1.4
Cypress Semiconductor Corp.	1.4
Integra LifeSciences Holdings Corp.	1.4
Diamondback Energy, Inc.	1.4
AmSurg Corp.	1.4
Brunswick Corp.	1.3
Teleflex, Inc.	1.3
Total	14.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI Emerging Markets Index is an unmanaged index of emerging-markets common stocks. MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Russell 2000® Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/17. Without the reimbursement, if applicable, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective July 6, 2015, the name of Eaton Vance Global Small-Cap Fund was changed from Eaton Vance Small-Cap Value Fund. In addition, the Fund’s investment objective changed to long-term total return and the Fund no longer employs a value investment strategy. The Fund also now invests globally. Aidan M. Farrell joined Patrick J. O’Brien as the lead portfolio manager of the Fund. The Fund also changed its primary benchmark in July 2015 to the MSCI World Small Cap Index because the investment adviser believes it is more closely aligned with the Fund’s revised investment objective and strategies.

In addition, effective November 16, 2015, Eaton Vance Management (International) Limited (“EVMI”) was appointed as sub-adviser of the Fund. Boston Management and Research remains the investment adviser of the Fund. EVMI, an indirect wholly-owned subsidiary of Eaton Vance Corp., is located in London and is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. There are no changes to the Fund’s portfolio management team or investment strategy in connection with the appointment of EVMI as sub-adviser.

5

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$931.40	$7.06	**	1.45%
Class C	$1,000.00	$927.80	$10.69	**	2.20%
Class I	$1,000.00	$931.90	$5.84	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**	1.45%
Class C	$1,000.00	$1,014.10	$11.17	**	2.20%
Class I	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Portfolio of Investments

Common Stocks — 102.7%

Security	Shares	Value

Australia — 2.2%
Ansell, Ltd.	9,239	$143,179
Navitas, Ltd.	25,418	85,862
SEEK, Ltd.	7,882	87,728
Super Retail Group, Ltd.	12,341	101,951
Treasury Wine Estates, Ltd.	21,012	126,159

		$544,879

Austria — 0.9%
Conwert Immobilien Invest SE(1)	14,857	$226,646

		$226,646

Belgium — 1.3%
Ackermans & van Haaren NV	1,128	$165,714
bpost SA	6,044	148,304

		$314,018

Canada — 3.0%
Cogeco Cable, Inc.	1,588	$70,890
DH Corp.	2,694	61,563
Interfor Corp.(1)	5,833	59,186
Linamar Corp.	1,477	79,769
MacDonald Dettwiler & Associates, Ltd.	1,264	76,057
North West Co., Inc. (The)	4,154	86,070
Parkland Fuel Corp.	4,789	80,607
PrairieSky Royalty, Ltd.	3,953	62,622
Ritchie Bros Auctioneers, Inc.	3,283	79,153
Toromont Industries, Ltd.	3,508	79,986

		$735,903

China — 1.4%
Hollysys Automation Technologies, Ltd.	4,528	$100,431
TAL Education Group ADR(1)	4,949	229,980

		$330,411

Denmark — 1.4%
GN Store Nord A/S	7,971	$144,661
Royal Unibrew A/S	4,887	198,616

		$343,277

Finland — 0.4%
Amer Sports Oyj	3,117	$91,003

		$91,003

Security	Shares	Value

France — 1.7%
Ipsen SA	2,411	$159,747
Metropole Television SA	4,282	73,634
Nexity SA	2,141	94,838
Rubis SCA	1,183	89,786

		$418,005

Germany — 1.1%
CTS Eventim AG & Co. KGaA	2,360	$93,573
Leoni AG	1,339	52,629
Salzgitter AG	4,829	118,007

		$264,209

Hong Kong — 0.5%
Hysan Development Co., Ltd.	30,184	$123,710

		$123,710

Israel — 0.4%
Magic Software Enterprises, Ltd.	19,255	$106,480

		$106,480

Italy — 1.9%
Azimut Holding SpA	6,408	$159,278
Brembo SpA	1,968	95,080
MARR SpA	4,754	98,226
Moncler SpA	7,028	97,801

		$450,385

Japan — 11.9%
77 Bank, Ltd. (The)	26,786	$144,211
ABC-Mart, Inc.	2,903	158,905
Ariake Japan Co., Ltd.	3,906	216,094
Asahi Intecc Co., Ltd.	2,600	119,480
Century Tokyo Leasing Corp.	5,087	181,716
Daifuku Co., Ltd.	11,329	192,922
Denka Co., Ltd.	28,115	124,579
Eiken Chemical Co., Ltd.	8,585	158,399
FP Corp.	3,610	130,569
GMO Internet, Inc.	5,553	73,090
HIS Co., Ltd.	4,682	156,398
Hokkoku Bank, Ltd. (The)	23,480	77,935
Hoshizaki Electric Co., Ltd.	1,384	86,037
J. Front Retailing Co., Ltd.	4,388	63,791
Makino Milling Machine Co., Ltd.	19,530	146,950
MISUMI Group, Inc.	7,923	109,445

7	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Obic Co., Ltd.	1,793	$94,912
Otsuka Corp.	3,238	159,063
Sac’s Bar Holdings, Inc.	4,617	67,352
Shinmaywa Industries, Ltd.	15,868	142,190
Start Today Co., Ltd.	2,669	85,918
Sumco Corp.	8,825	66,580
Tosei Corp.	24,938	157,330

		$2,913,866

Netherlands — 0.5%
Aalberts Industries NV	3,681	$126,832

		$126,832

Singapore — 1.0%
Frasers Centrepoint Trust	56,800	$73,824
SIIC Environment Holdings, Ltd.(1)	129,120	69,528
Singapore Post, Ltd.	82,709	95,486

		$238,838

Spain — 1.2%
Acciona SA	1,063	$91,029
Merlin Properties Socimi SA	10,895	136,484
Tecnicas Reunidas SA	1,802	68,133

		$295,646

Sweden — 0.8%
Indutrade AB	3,596	$203,948

		$203,948

Switzerland — 0.7%
Logitech International SA	11,608	$177,804

		$177,804

United Kingdom — 13.0%
Beazley PLC	34,324	$197,080
Bellway PLC	3,962	165,665
Bodycote PLC	17,433	145,530
BTG PLC(1)	16,492	167,112
DS Smith PLC	23,520	137,582
Halma PLC	14,520	184,893
Henderson Group PLC	19,956	90,700
Inchcape PLC	7,158	82,587
John Wood Group PLC	9,130	82,227
Jupiter Fund Management PLC	20,101	133,588

Security	Shares	Value

United Kingdom (continued)
Melrose Industries PLC	49,176	$210,642
Moneysupermarket.com Group PLC	18,612	100,683
NewRiver Retail, Ltd.	30,695	155,941
Paysafe Group PLC(1)	27,262	148,344
Regus PLC	43,830	215,362
SIG PLC	59,971	126,730
Spirax-Sarco Engineering PLC	3,323	160,709
St. James’s Place PLC	11,219	166,284
UNITE Group PLC (The)	17,544	169,484
Victrex PLC	5,850	155,087
WH Smith PLC	6,983	181,446

		$3,177,676

United States — 57.4%
Acadia Realty Trust	5,527	$183,220
Alere, Inc.(1)	6,590	257,603
Ameris Bancorp	8,173	277,800
AMERISAFE, Inc.	3,126	159,113
AmSurg Corp.(1)	4,542	345,192
Armstrong World Industries, Inc.(1)	6,298	288,008
Balchem Corp.	6,139	373,251
Bank of the Ozarks, Inc.	4,704	232,660
BankUnited, Inc.	5,207	187,764
Belden, Inc.	3,714	177,083
Brunswick Corp.	6,476	327,103
Cedar Fair, L.P.	3,113	173,830
Cirrus Logic, Inc.(1)	10,409	307,378
ClubCorp Holdings, Inc.	14,300	261,261
Compass Minerals International, Inc.	4,170	313,876
CubeSmart	6,551	200,592
Cypress Semiconductor Corp.(1)	35,447	347,735
DCT Industrial Trust, Inc.	5,125	191,521
Diamondback Energy, Inc.(1)	5,193	347,412
Douglas Emmett, Inc.	5,927	184,804
Eagle Bancorp, Inc.(1)	3,455	174,374
EastGroup Properties, Inc.	3,087	171,668
Essex Property Trust, Inc.	769	184,106
Federated National Holding Co.	12,026	355,489
First American Financial Corp.	2,801	100,556
First Republic Bank	2,227	147,116
Greatbatch, Inc.(1)	5,400	283,500
Gulfport Energy Corp.(1)	6,596	162,064
Hexcel Corp.	6,692	310,843
Hill-Rom Holdings, Inc.	6,147	295,425
ICU Medical, Inc.(1)	1,410	159,020
Infinera Corp.(1)	15,293	277,109

8	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Integra LifeSciences Holdings Corp.(1)	5,129	$347,644
Interface, Inc.	14,151	270,850
James River Group Holdings, Ltd.	3,031	101,660
LaSalle Hotel Properties	5,312	133,650
Lazard, Ltd., Class A	1,843	82,953
M/A-COM Technology Solutions Holdings, Inc.(1)	1,575	64,402
Mentor Graphics Corp.	4,605	84,824
Meta Financial Group, Inc.	3,626	166,542
MGIC Investment Corp.(1)	14,348	126,693
NN, Inc.	14,019	223,463
NVR, Inc.(1)	164	269,452
Paramount Group, Inc.	9,814	177,633
PDC Energy, Inc.(1)	5,621	300,049
Pinnacle Foods, Inc.	6,076	257,987
Polaris Industries, Inc.	538	46,241
Post Properties, Inc.	2,983	176,474
PrivateBancorp, Inc.	4,289	175,935
PS Business Parks, Inc.	2,292	200,390
RBC Bearings, Inc.(1)	3,120	201,521
Sabre Corp.	9,161	256,233
ServiceMaster Global Holdings, Inc.(1)	4,575	179,523
Signature Bank(1)	1,137	174,382
Sprouts Farmers Market, Inc.(1)	11,716	311,528
Team, Inc.(1)	9,462	302,405
Teleflex, Inc.	2,487	326,916
Tempur Sealy International, Inc.(1)	2,771	195,245
Teradyne, Inc.	2,496	51,592
Vantiv, Inc., Class A(1)	8,424	399,466
Verint Systems, Inc.(1)	4,425	179,478
Vista Outdoor, Inc.(1)	7,851	349,448
Western Alliance Bancorp(1)	4,195	150,433

		$14,043,488

Total Common Stocks (identified cost $25,230,511)		$25,127,024

Short-Term Investments — 0.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.37%(2)	$15	$14,808

Total Short-Term Investments (identified cost $14,808)		$14,808

Total Investments — 102.8% (identified cost $25,245,319)		$25,141,832

Other Assets, Less Liabilities — (2.8)%		$(693,078)

Net Assets — 100.0%		$24,448,754

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	28.1%	$6,872,291
Industrials	16.5	4,031,101
Consumer Discretionary	15.7	3,836,337
Information Technology	14.0	3,419,143
Health Care	11.9	2,907,878
Materials	5.7	1,412,137
Consumer Staples	5.3	1,294,680
Energy	4.5	1,103,114
Utilities	1.0	250,343
Short-Term Investments	0.1	14,808

Total Investments	102.8%	$25,141,832

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $25,230,511)	$25,127,024
Affiliated investment, at value (identified cost, $14,808)	14,808
Foreign currency, at value (identified cost, $44,777)	45,041
Dividends receivable	39,438
Interest receivable from affiliated investment	25
Receivable for Fund shares sold	113,506
Tax reclaims receivable	3,718
Receivable from affiliates	17,516
Total assets	$25,361,076

Liabilities
Demand note payable	$100,000
Payable for investments purchased	2,845
Payable for Fund shares redeemed	711,839
Payable to affiliates:
Investment adviser fee	16,536
Administration fee	3,307
Distribution and service fees	8,776
Trustees’ fees	670
Accrued expenses	68,349
Total liabilities	$912,322
Net Assets	$24,448,754

Sources of Net Assets
Paid-in capital	$24,926,729
Accumulated net realized loss	(345,631)
Accumulated net investment loss	(29,061)
Net unrealized depreciation	(103,283)
Net Assets	$24,448,754

Class A Shares
Net Assets	$13,746,855
Shares Outstanding	1,159,021
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.86
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.58

Class C Shares
Net Assets	$6,315,772
Shares Outstanding	598,484
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.55

Class I Shares
Net Assets	$4,386,127
Shares Outstanding	361,512
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.13

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $10,788)	$474,156
Interest allocated from affiliated investment	1,207
Expenses allocated from affiliated investment	(103)
Total investment income	$475,260

Expenses
Investment adviser fee	$285,458
Administration fee	57,092
Distribution and service fees
Class A	43,388
Class B	12,021
Class C	81,361
Trustees’ fees and expenses	2,747
Custodian fee	43,149
Transfer and dividend disbursing agent fees	58,295
Legal and accounting services	41,833
Printing and postage	16,244
Registration fees	53,571
Miscellaneous	17,408
Total expenses	$712,567
Deduct —
Allocation of expenses to affiliates	$118,228
Reduction of custodian fee	16
Total expense reductions	$118,244

Net expenses	$594,323

Net investment loss	$(119,063)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$9,120,563
Investment transactions allocated from affiliated investment	2
Foreign currency transactions	(5,145)
Net realized gain	$9,115,420
Change in unrealized appreciation (depreciation) —
Investments	$(11,757,262)
Foreign currency	204
Net change in unrealized appreciation (depreciation)	$(11,757,058)

Net realized and unrealized loss	$(2,641,638)

Net decrease in net assets from operations	$(2,760,701)

11	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(119,063)	$(193,986)
Net realized gain from investment and foreign currency transactions	9,115,420	1,721,974
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(11,757,058)	(416,375)
Net increase (decrease) in net assets from operations	$(2,760,701)	$1,111,613
Distributions to shareholders —
From net realized gain
Class A	$(3,603,985)	$(903,709)
Class B	(319,669)	(81,019)
Class C	(1,928,197)	(433,056)
Class I	(2,747,683)	(569,018)
Total distributions to shareholders	$(8,599,534)	$(1,986,802)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,841,410	$2,356,982
Class B	55,046	71,000
Class C	767,062	1,404,787
Class I	1,786,384	11,420,786
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,507,643	881,522
Class B	286,903	73,478
Class C	1,615,505	357,651
Class I	2,708,670	558,893
Cost of shares redeemed
Class A	(7,409,386)	(8,055,952)
Class B	(252,554)	(521,187)
Class C	(2,446,629)	(2,417,249)
Class I	(9,498,447)	(1,254,650)
Net asset value of shares exchanged
Class A	238,080	293,687
Class B	(238,080)	(293,687)
Net asset value of shares merged*
Class A	1,048,544	—
Class B	(1,048,544)	—
Net increase (decrease) in net assets from Fund share transactions	$(7,038,393)	$4,876,061

Net increase (decrease) in net assets	$(18,398,628)	$4,000,872

Net Assets
At beginning of year	$42,847,382	$38,846,510
At end of year	$24,448,754	$42,847,382

Accumulated undistributed net investment income (loss) included in net assets
At end of year	$(29,061)	$6,832

*	At the close of business on December 18, 2015, Class B shares were merged into Class A shares.

12	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$17.120	$17.380	$14.230	$14.120	$14.510

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.030)	$(0.057)	$(0.053)	$0.020	$(0.012)
Net realized and unrealized gain (loss)	(1.220)	0.608	4.476	1.341	(0.233)

Total income (loss) from operations	$(1.250)	$0.551	$4.423	$1.361	$(0.245)

Less Distributions
From net realized gain	$(4.010)	$(0.811)	$(1.273)	$(1.251)	$(0.145)

Total distributions	$(4.010)	$(0.811)	$(1.273)	$(1.251)	$(0.145)

Net asset value — End of year	$11.860	$17.120	$17.380	$14.230	$14.120

Total Return(2)(3)	(7.84)%	3.37%	31.47%	9.59%	(1.68)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,747	$19,438	$24,197	$19,174	$22,099
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.45%	1.45%	1.45%	1.45%	1.56%
Net investment income (loss)	(0.18)%	(0.33)%	(0.32)%	0.14%	(0.09)%
Portfolio Turnover	150%	37%	52%	36%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.32%, 0.34%, 0.55%, 0.63% and 0.49% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the sub-adviser. Absent this reimbursement, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$15.820	$16.240	$13.460	$13.520	$14.000

Income (Loss) From Operations
Net investment loss(1)	$(0.138)	$(0.175)	$(0.165)	$(0.086)	$(0.115)
Net realized and unrealized gain (loss)	(1.122)	0.566	4.218	1.277	(0.220)

Total income (loss) from operations	$(1.260)	$0.391	$4.053	$1.191	$(0.335)

Less Distributions
From net realized gain	$(4.010)	$(0.811)	$(1.273)	$(1.251)	$(0.145)

Total distributions	$(4.010)	$(0.811)	$(1.273)	$(1.251)	$(0.145)

Net asset value — End of year	$10.550	$15.820	$16.240	$13.460	$13.520

Total Return(2)(3)	(8.57)%	2.62%	30.51%	8.76%	(2.39)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,316	$9,015	$9,876	$7,911	$8,702
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.20%	2.20%	2.20%	2.20%	2.31%
Net investment loss	(0.93)%	(1.07)%	(1.07)%	(0.61)%	(0.83)%
Portfolio Turnover	150%	37%	52%	36%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.32%, 0.34%, 0.55%, 0.63% and 0.49% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the sub-adviser. Absent this reimbursement, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net asset value — Beginning of year	$17.380	$17.590		$14.350	$14.190	$14.550

Income (Loss) From Operations
Net investment income (loss)(1)	$0.001	$(0.000	)(2)	$(0.010)	$0.061	$0.035
Net realized and unrealized gain (loss)	(1.241)	0.601		4.523	1.350	(0.250)

Total income (loss) from operations	$(1.240)	$0.601		$4.513	$1.411	$(0.215)

Less Distributions
From net realized gain	$(4.010)	$(0.811)		$(1.273)	$(1.251)	$(0.145)

Total distributions	$(4.010)	$(0.811)		$(1.273)	$(1.251)	$(0.145)

Net asset value — End of year	$12.130	$17.380		$17.590	$14.350	$14.190

Total Return(3)(4)	(7.67)%	3.61%		31.84%	9.89%	(1.47)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,386	$12,753		$2,428	$1,598	$1,322
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.20%	1.20%		1.20%	1.20%	1.28%
Net investment income (loss)	0.01%	(0.00	)%(6)	(0.06)%	0.41%	0.24%
Portfolio Turnover	150%	37%		52%	36%	30%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.32%, 0.34%, 0.55%, 0.63% and 0.49% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the sub-adviser. Absent this reimbursement, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Amount is less than (0.005)%.

15	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Small-Cap Fund (formerly, Eaton Vance Small-Cap Value Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. As of July 6, 2015 and in connection with its name change, the Fund also changed its investment strategy to no longer follow a value investment strategy, to invest globally and to invest at least 80% of its net assets in small-cap companies defined as companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on December 18, 2015, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

16

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Long-term capital gains	$8,599,534	$1,986,802

During the year ended December 31, 2015, accumulated net realized gain was decreased by $688,309, accumulated net investment loss was decreased by $83,170 and paid-in capital was increased by $605,139 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), net operating losses, investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs) and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of

17

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October capital losses	$(309,810)
Late year ordinary losses	$(575)
Net unrealized depreciation	$(167,590)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, distributions from REITs and investments in PFICs.

At December 31, 2015, the Fund had a net capital loss of $309,810 attributable to security transactions incurred after October 31, 2015 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2016. Additionally, at December 31, 2015, the Fund had a late year ordinary loss of $575, related to certain specified losses realized after October 31, 2015, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$25,309,626

Gross unrealized appreciation	$1,806,120
Gross unrealized depreciation	(1,973,914)

Net unrealized depreciation	$(167,794)

3  Investment Adviser and Administration Fees and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR effective March 1, 2014, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended December 31, 2015, the investment adviser fee amounted to $285,458 or 0.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement effective November 16, 2015, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2015, the administration fee amounted to $57,092. BMR and EVM have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, and prior to the close of business on December 18, 2015, 2.20% of the Fund’s average daily net assets for Class B. Pursuant to this agreement, BMR and EVM were allocated $118,228 in total of the Fund’s operating expenses for the year ended December 31, 2015. Effective January 4, 2016, BMR, EVM and EVMI have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2017. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $4,766 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $705 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

18

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $43,388 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and, prior to the close of business on December 18, 2015, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $8,724 and $61,021 for Class B and Class C shares, respectively.

Pursuant to the Class B (prior to the close of business on December 18, 2015) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $3,297 and $20,340 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on December 18, 2015, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2015, the Fund was informed that EVD received no CDSCs paid by Class A shareholders and approximately $900 and $100 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $55,998,204 and $71,308,741, respectively, for the year ended December 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	118,822	134,289
Issued to shareholders electing to receive payments of distributions in Fund shares	288,933	53,653
Redemptions	(489,328)	(461,248)
Merger from Class B shares	89,850	—
Exchange from Class B shares	15,326	16,591

Net increase (decrease)	23,603	(256,715)

19

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2015(1)	2014

Sales	4,448	4,384
Issued to shareholders electing to receive payments of distributions in Fund shares	26,394	4,821
Redemptions	(17,042)	(31,932)
Merger to Class A shares	(100,456)	—
Exchange to Class A shares	(16,713)	(17,756)

Net decrease	(103,369)	(40,483)

	Year Ended December 31,
Class C	2015	2014

Sales	58,343	86,843
Issued to shareholders electing to receive payments of distributions in Fund shares	149,446	23,561
Redemptions	(179,319)	(148,504)

Net increase (decrease)	28,470	(38,100)

	Year Ended December 31,
Class I	2015	2014

Sales	117,327	632,492
Issued to shareholders electing to receive payments of distributions in Fund shares	218,089	33,527
Redemptions	(707,763)	(70,225)

Net increase (decrease)	(372,347)	595,794

(1)	Offering of Class B shares was discontinued during the year ended December 31, 2015 (See Note 1).

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At December 31, 2015, the Fund had a balance outstanding pursuant to this line of credit of $100,000 at an interest rate of 1.35%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings

20

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Notes to Financial Statements — continued

approximated its fair value at December 31, 2015. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 10) at December 31, 2015. The Fund’s average borrowings or allocated fees during the year ended December 31, 2015 were not significant.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$330,411	$3,821,293		$—	$4,151,704
Developed Europe	—	6,089,449		—	6,089,449
Developed Middle East	106,480	—		—	106,480
North America	14,779,391	—		—	14,779,391

Total Common Stocks	$15,216,282	$9,910,742	*	$—	$25,127,024

Short-Term Investments	$—	$14,808		$—	$14,808

Total Investments	$15,216,282	$9,925,550		$—	$25,141,832

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Name Change

Effective July 6, 2015, the name of Eaton Vance Global Small-Cap Fund was changed from Eaton Vance Small-Cap Value Fund and the Fund’s investment strategy was changed as described in Note 1.

21

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Global Small-Cap Fund (formerly, Eaton Vance Small-Cap Value Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Small-Cap Fund (formerly, Eaton Vance Small-Cap Value Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Small-Cap Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

22

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $9,314,959 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Board of Trustees Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management (the “EVM”) or its affiliates (the “Eaton Vance Funds”) held on November 16, 2015, the Board, including a majority of the Independent Trustees, voted to approve a sub-advisory agreement for Eaton Vance Management (International) Limited (“EVMI” or the “Sub-adviser”) with respect to Eaton Vance Global Small-Cap Fund (the “Fund”). EVMI is a subsidiary of EVM. Boston Management and Research, which is also a subsidiary of EVM, serves as the investment adviser of the Fund (the “Adviser”).

In considering the proposal to appoint EVMI as a sub-adviser of the Fund, the Board reviewed information furnished for the November 16, 2015 meeting, as well as information previously furnished throughout the year at the meetings of the Board and its committees, including with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. The investment personnel of the Sub-adviser who will be primarily responsible for the day-to-day management of assets for the Fund under the sub-advisory agreement have been providing substantially the same services for the Fund under the direct supervision of the Adviser. Accordingly, the Board also considered information provided by the Adviser in connection with the most recent approval of the Fund’s investment advisory agreement, which occurred in April 2015 (the “2015 Approval Process”). A description of the material factors considered and conclusions reached by the Board as part of the 2015 Approval Process are described in the Fund’s semi-annual report to shareholders dated June 30, 2015.

Information considered by the Board relating to the proposed sub-advisory agreement included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the sub-advisory fees to be paid by the Adviser to the Sub-adviser;

•	Comparative information concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•	The procedures and processes to be used to determine the fair value of fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

•	Information about the Sub-adviser’s policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits expected to be received by the Sub-adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about the Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the Sub-adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;

•	The Code of Ethics of the Sub-adviser, together with information relating to compliance with and the administration;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by the Sub-adviser, (including descriptions of various compliance programs);

•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates, including the Sub-adviser;

•	A description of the Adviser’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters; and

Other Relevant Information

•	The terms of the investment advisory agreement and sub-advisory agreement of the Fund.

24

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Board of Trustees Contract Approval — continued

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the sub-advisory agreement are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Sub-adviser.

The Board considered the Sub-adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund. The Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s abilities and experience in implementing the Fund’s investment strategy. In particular, the Board considered the abilities and experience of the Sub-adviser’s personnel in investing in equity securities, including investing in both U.S. and foreign common stocks in the context of other Eaton Vance Funds. The Board also took into account the resources dedicated to portfolio management and other services, as well as other factors, such as the reputation and resources of the Sub-adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention expected to be devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services. The Board considered the development of the international investment capabilities of the Sub-adviser, which is based in London, and the potential benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad.

The Board considered the compliance programs of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the sub-advisory agreement.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2015 Approval Process, the Board had concluded that (i) the performance of the Fund is satisfactory, (ii) the management fees are reasonable, (iii) the profits being realized by the Adviser and its affiliates with respect to the Fund are reasonable and (iv) the Fund currently shares in the benefits of economies of scale and the structure of the advisory fee, which includes breakpoints at several asset levels, allows the Fund to benefit from economies of scale in the future. In considering whether to approve the sub-advisory agreement, the Board considered the fact that EVMI is an affiliate of the Adviser, the appointment of EVMI as the sub-adviser of the Fund will not result in a change in the personnel who are primarily responsible for the day-to-day management of the assets of the Fund, the terms of the advisory agreement (including the fees payable thereunder) will not change, and the Adviser will be responsible for the payment of all fees of the Sub-adviser under the sub-advisory agreement. Accordingly, the Board concluded that the appointment of EVMI as a sub-adviser of the Fund is not expected to adversely affect the performance of the Fund, the reasonableness of the management fees payable to the Adviser by the Fund, the profits to be realized by the Adviser and its affiliates in managing the Fund or the extent to which the Fund can be expected to benefit from economies of scale in the future. The Board recognized that continuation of the advisory agreement and the sub-advisory agreement for an additional one-year term will be considered by the Board as part of the 2016 annual contract review process, which will begin in January 2016, and that updated information regarding each of these matters would be reviewed by the Board as part of that process.

25

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

26

Eaton Vance

Global Small-Cap Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1303    12.31.15

Eaton Vance

Special Equities Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2015

Eaton Vance

Special Equities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Management and Organization	22

Important Notices	25

Eaton Vance

Special Equities Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial

Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Special Equities Fund (the Fund) had a total return of -2.99% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 2500® Index (the Index), which returned -2.90% for the same period.

The Fund underperformed the Index as a result of sector allocation and, to a lesser degree, stock selection. Of the

10 economic sectors in the Index, three had positive absolute returns for the 12-month period. The Fund recorded positive absolute returns in five of the nine sectors in which it was invested.

The industrials sector was the Fund’s poorest performer versus the Index due to stock selection. Within the sector, two industries, road & rail and electrical equipment, were notable detractors from Fund performance relative to the Index. Home generator maker Generac Holdings, Inc.6 was the Fund’s worst-performing stock versus the Index, as a lack of storm activity slowed demand for its home generators. Amid weak rail volumes, railroad operators Kansas City Southern and Genesee & Wyoming, Inc.6 were also among the biggest individual detractors from Fund performance relative to the Index. Stock selection in the information technology sector was another drag on relative Fund performance. Specifically, the Fund’s holdings in two industries, software and semiconductors & semiconductor equipment, hurt relative Fund performance. Mixed-signal programmable chip maker Cypress Semiconductor Corp. was among the Fund’s weakest-performing stocks versus the Index after a disappointing earnings report. In the utilities sector, both stock selection and an underweight position versus the Index negatively impacted relative Fund performance. Solar- and wind-power producer NextEra Energy Partners LP,6 the Fund’s sole holding in the independent power & renewable energy industry, hampered relative Fund performance amid concerns about the alternative power industry’s finance structure and ability to maintain dividend yields.

Conversely, stock selection in the energy sector had the largest positive impact on Fund performance relative to the Index, particularly in the oil & gas industry. Also in energy, the Fund’s lack of exposure to the lagging energy equipment & services industry contributed to relative Fund performance. Stock selection in the materials sector further boosted relative Fund performance, especially in the chemicals industry. Overall, the Fund’s best-performing stock versus the Index was specialty chemical company Cytec Industries, Inc.,6 a manufacturer of advanced composite materials for aircraft. The company performed strongly early in the 12-month period and was later acquired. In the consumer discretionary sector, both stock selection and an underweight position versus the Index aided relative Fund performance. Pest exterminator ServiceMaster Global Holdings, Inc.,6 part of the diversified consumer services industry, was one of the Fund’s top-performing stocks versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Special Equities Fund

December 31, 2015

Performance2,3

Portfolio Managers Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/22/1968	04/22/1968	–2.99%	6.57%	6.67%
Class A with 5.75% Maximum Sales Charge	—	—	–8.57	5.32	6.04
Class C at NAV	11/17/1994	04/22/1968	–3.68	5.79	5.88
Class C with 1% Maximum Sales Charge	—	—	–4.54	5.79	5.88
Class I at NAV	07/29/2011	04/22/1968	–2.70	6.83	6.80
Russell 2500® Index	—	—	–2.90%	10.32%	7.55%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.31%	2.06%	1.06%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2005	$17,715	N.A.
Class I	$250,000	12/31/2005	$482,696	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Special Equities Fund

December 31, 2015

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

ServiceMaster Global Holdings, Inc.	2.6%
Pinnacle Foods, Inc.	2.6
RBC Bearings, Inc.	2.5
Lazard, Ltd., Class A	2.5
FEI Co.	2.5
Vista Outdoor, Inc.	2.4
Church & Dwight Co., Inc.	2.4
Euronet Worldwide, Inc.	2.4
CubeSmart	2.3
Balchem Corp.	2.3
Total	24.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Special Equities Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 2500® Index is an unmanaged index of approximately 2,500 small- and midcap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.
[6]	Security was sold during the period.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective January 20, 2016, the Fund is managed by Michael D. McLean, CFA and J. Griffith Noble, CFA.

5

Eaton Vance

Special Equities Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$899.90	$6.23	1.30%
Class C	$1,000.00	$897.30	$9.80	2.05%
Class I	$1,000.00	$901.50	$5.03	1.05%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.61	1.30%
Class C	$1,000.00	$1,014.90	$10.41	2.05%
Class I	$1,000.00	$1,019.90	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

6

Eaton Vance

Special Equities Fund

December 31, 2015

Portfolio of Investments

Common Stocks — 98.4%

Security	Shares	Value

Aerospace & Defense — 2.2%
Hexcel Corp.	20,100	$933,645

		$933,645

Banks — 9.0%
Bank of the Ozarks, Inc.	15,560	$769,597
BankUnited, Inc.	24,050	867,243
First Republic Bank	11,700	772,902
PrivateBancorp, Inc.	15,880	651,398
Signature Bank(1)	5,220	800,591

		$3,861,731

Building Products — 1.6%
Armstrong World Industries, Inc.(1)	14,790	$676,347

		$676,347

Capital Markets — 2.5%
Lazard, Ltd., Class A	23,860	$1,073,939

		$1,073,939

Chemicals — 2.3%
Balchem Corp.	16,150	$981,920

		$981,920

Commercial Services & Supplies — 4.9%
Interface, Inc.	47,570	$910,490
Multi-Color Corp.	4,800	287,088
Team, Inc.(1)	28,170	900,313

		$2,097,891

Communications Equipment — 1.9%
Infinera Corp.(1)	44,850	$812,682

		$812,682

Diversified Consumer Services — 2.6%
ServiceMaster Global Holdings, Inc.(1)	28,800	$1,130,112

		$1,130,112

Electrical Equipment — 1.7%
AMETEK, Inc.	14,025	$751,600

		$751,600

Security	Shares	Value

Electronic Equipment, Instruments & Components — 2.5%
FEI Co.	13,320	$1,062,803

		$1,062,803

Food & Staples Retailing — 2.1%
Sprouts Farmers Market, Inc.(1)	34,670	$921,875

		$921,875

Food Products — 2.6%
Pinnacle Foods, Inc.	26,310	$1,117,123

		$1,117,123

Health Care Equipment & Supplies — 12.1%
Alere, Inc.(1)	22,880	$894,379
Bard (C.R.), Inc.	2,460	466,022
Hill-Rom Holdings, Inc.	15,170	729,070
ICU Medical, Inc.(1)	6,370	718,409
Integra LifeSciences Holdings Corp.(1)	13,810	936,042
Teleflex, Inc.	5,400	709,830
West Pharmaceutical Services, Inc.	12,160	732,275

		$5,186,027

Health Care Providers & Services — 1.8%
AmSurg Corp.(1)	4,980	$378,480
MEDNAX, Inc.(1)	5,780	414,195

		$792,675

Hotels, Restaurants & Leisure — 1.4%
ClubCorp Holdings, Inc.	33,150	$605,650

		$605,650

Household Durables — 4.2%
Helen of Troy, Ltd.(1)	9,970	$939,673
Tempur Sealy International, Inc.(1)	12,240	862,430

		$1,802,103

Household Products — 2.4%
Church & Dwight Co., Inc.	12,000	$1,018,560

		$1,018,560

Insurance — 3.4%
First American Financial Corp.	23,890	$857,651
Horace Mann Educators Corp.	18,710	620,798

		$1,478,449

7	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Internet Software & Services — 0.8%
Akamai Technologies, Inc.(1)	6,210	$326,832

		$326,832

IT Services — 4.4%
Black Knight Financial Services, Inc., Class A(1)	3,870	$127,942
Cardtronics, Inc.(1)	22,310	750,731
Euronet Worldwide, Inc.(1)	13,960	1,011,123

		$1,889,796

Leisure Products — 4.1%
Brunswick Corp.	14,030	$708,655
Vista Outdoor, Inc.(1)	23,320	1,037,973

		$1,746,628

Machinery — 2.5%
RBC Bearings, Inc.(1)	16,630	$1,074,132

		$1,074,132

Marine — 1.6%
Kirby Corp.(1)	12,950	$681,429

		$681,429

Metals & Mining — 1.5%
Compass Minerals International, Inc.	8,830	$664,634

		$664,634

Oil, Gas & Consumable Fuels — 4.0%
Diamondback Energy, Inc.(1)	8,870	$593,403
PDC Energy, Inc.(1)	13,410	715,826
Rice Energy, Inc.(1)	36,180	394,362

		$1,703,591

Real Estate Investment Trusts (REITs) — 5.5%
CubeSmart	32,540	$996,375
Federal Realty Investment Trust	4,920	718,812
Post Properties, Inc.	11,240	664,958

		$2,380,145

Road & Rail — 1.7%
Kansas City Southern	9,780	$730,273

		$730,273

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 6.0%
Cirrus Logic, Inc.(1)	23,877	$705,088
Cypress Semiconductor Corp.(1)	94,370	925,770
M/A-COM Technology Solutions Holdings, Inc.(1)	22,622	925,013

		$2,555,871

Software — 3.9%
Mentor Graphics Corp.	41,210	$759,088
Verint Systems, Inc.(1)	22,690	920,307

		$1,679,395

Thrifts & Mortgage Finance — 1.2%
MGIC Investment Corp.(1)	60,120	$530,860

		$530,860

Total Common Stocks (identified cost $38,721,730)		$42,268,718

Short-Term Investments — 1.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(2)	$792	$792,008

Total Short-Term Investments (identified cost $792,008)		$792,008

Total Investments — 100.3% (identified cost $39,513,738)		$43,060,726

Other Assets, Less Liabilities — (0.3)%		$(118,510)

Net Assets — 100.0%		$42,942,216

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

8	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $38,721,730)	$42,268,718
Affiliated investment, at value (identified cost, $792,008)	792,008
Dividends receivable	48,788
Interest receivable from affiliated investment	375
Receivable for Fund shares sold	7,692
Total assets	$43,117,581

Liabilities
Payable for Fund shares redeemed	$74,012
Payable to affiliates:
Investment adviser fee	22,898
Distribution and service fees	9,267
Trustees’ fees	818
Accrued expenses	68,370
Total liabilities	$175,365
Net Assets	$42,942,216

Sources of Net Assets
Paid-in capital	$38,389,956
Accumulated net realized gain	1,005,272
Net unrealized appreciation	3,546,988
Net Assets	$42,942,216

Class A Shares
Net Assets	$30,930,197
Shares Outstanding	1,581,784
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.55
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.74

Class C Shares
Net Assets	$2,925,042
Shares Outstanding	162,903
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.96

Class I Shares
Net Assets	$9,086,977
Shares Outstanding	458,583
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.82

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends	$419,343
Interest allocated from affiliated investment	3,024
Expenses allocated from affiliated investment	(221)
Total investment income	$422,146

Expenses
Investment adviser fee	$313,178
Distribution and service fees
Class A	88,421
Class C	29,554
Trustees’ fees and expenses	3,282
Custodian fee	35,629
Transfer and dividend disbursing agent fees	73,038
Legal and accounting services	39,090
Printing and postage	13,864
Registration fees	40,275
Miscellaneous	14,626
Total expenses	$650,957

Net investment loss	$(228,811)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$7,475,613
Investment transactions allocated from affiliated investment	4
Net realized gain	$7,475,617
Change in unrealized appreciation (depreciation) —
Investments	$(8,191,380)
Net change in unrealized appreciation (depreciation)	$(8,191,380)

Net realized and unrealized loss	$(715,763)

Net decrease in net assets from operations	$(944,574)

10	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(228,811)	$(283,582)
Net realized gain from investment transactions	7,475,617	6,965,202
Net change in unrealized appreciation (depreciation) from investments	(8,191,380)	(5,623,506)
Net increase (decrease) in net assets from operations	$(944,574)	$1,058,114
Distributions to shareholders —
From net realized gain
Class A	$(3,278,132)	$—
Class C	(332,993)	—
Class I	(959,849)	—
Total distributions to shareholders	$(4,570,974)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$843,002	$742,768
Class C	921,099	200,349
Class I	2,319,829	4,914,373
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,758,235	—
Class C	296,399	—
Class I	621,085	—
Cost of shares redeemed
Class A	(4,302,298)	(7,624,441)
Class C	(757,071)	(594,206)
Class I	(12,577,911)	(4,091,369)
Net decrease in net assets from Fund share transactions	$(9,877,631)	$(6,452,526)

Net decrease in net assets	$(15,393,179)	$(5,394,412)

Net Assets
At beginning of year	$58,335,395	$63,729,807
At end of year	$42,942,216	$58,335,395

11	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Financial Highlights

	Class A
	Year Ended December 31,
	2015	2014	2013	2012		2011
Net asset value — Beginning of year	$22.460	$22.070	$16.260	$15.250		$15.940

Income (Loss) From Operations
Net investment loss(1)	$(0.111)	$(0.113)	$(0.087)	$(0.030)		$(0.106	)(2)
Net realized and unrealized gain (loss)	(0.539)	0.503	6.017	1.040		(0.584)

Total income (loss) from operations	$(0.650)	$0.390	$5.930	$1.010		$(0.690)

Less Distributions
From net investment income	$—	$—	$(0.120)	$—		$—
From net realized gain	(2.260)	—	—	—		—

Total distributions	$(2.260)	$—	$(0.120)	$—		$—

Net asset value — End of year	$19.550	$22.460	$22.070	$16.260		$15.250

Total Return(3)	(2.99)%	1.77%	36.54%	6.62%		(4.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,930	$35,786	$42,046	$35,592		$40,087
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.32%	1.31%	1.31%	1.43%		1.40%
Net investment loss	(0.48)%	(0.52)%	(0.45)%	(0.18)%		(0.65	)%(2)
Portfolio Turnover of the Portfolio(6)	—	—	—	26	%(7)	84%
Portfolio Turnover of the Fund	83%	55%	61%	37	%(7)(8)	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.023 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.80)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

12	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2015	2014	2013	2012		2011
Net asset value — Beginning of year	$20.970	$20.760	$15.390	$14.550		$15.320

Income (Loss) From Operations
Net investment loss(1)	$(0.262)	$(0.260)	$(0.216)	$(0.146)		$(0.219	)(2)
Net realized and unrealized gain (loss)	(0.488)	0.470	5.683	0.986		(0.551)

Total income (loss) from operations	$(0.750)	$0.210	$5.467	$0.840		$(0.770)

Less Distributions
From net investment income	$—	$—	$(0.097)	$—		$—
From net realized gain	(2.260)	—	—	—		—

Total distributions	$(2.260)	$—	$(0.097)	$—		$—

Net asset value — End of year	$17.960	$20.970	$20.760	$15.390		$14.550

Total Return(3)	(3.68)%	1.01%	35.59%	5.77%		(5.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,925	$2,913	$3,280	$2,818		$4,146
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.06%	2.06%	2.06%	2.19%		2.15%
Net investment loss	(1.22)%	(1.26)%	(1.20)%	(0.96)%		(1.41	)%(2)
Portfolio Turnover of the Portfolio(6)	—	—	—	26	%(7)	84%
Portfolio Turnover of the Fund	83%	55%	61%	37	%(7)(8)	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.55)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Financial Highlights — continued

	Class I
	Year Ended December 31,					Period Ended December 31, 2011(1)
	2015	2014	2013	2012
Net asset value — Beginning of period	$22.670	$22.220	$16.320	$15.270		$16.300

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.047)	$(0.056)	$(0.029)	$0.010		$(0.021)
Net realized and unrealized gain (loss)	(0.543)	0.506	6.044	1.040		(1.009)

Total income (loss) from operations	$(0.590)	$0.450	$6.015	$1.050		$(1.030)

Less Distributions
From net investment income	$—	$—	$(0.115)	$—		$—
From net realized gain	(2.260)	—	—	—		—

Total distributions	$(2.260)	$—	$(0.115)	$—		$—

Net asset value — End of period	$19.820	$22.670	$22.220	$16.320		$15.270

Total Return(3)	(2.70)%	2.03%	36.93%	6.88%		(6.32	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,087	$19,636	$18,404	$11,550		$9,042
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.07%	1.06%	1.06%	1.18%		1.15	%(7)
Net investment income (loss)	(0.20)%	(0.25)%	(0.15)%	0.06%		(0.32	)%(7)
Portfolio Turnover of the Portfolio(8)	—	—	—	26	%(4)	84	%(9)
Portfolio Turnover of the Fund	83%	55%	61%	37	%(4)(10)	—

(1)	For the period from commencement of operations on July 29, 2011 to December 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the Portfolio’s year ended December 31, 2011.

(10)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide growth of capital. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

15

Eaton Vance

Special Equities Fund

December 31, 2015

Notes to Financial Statements — continued

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Long-term capital gains	$4,570,974	$—

During the year ended December 31, 2015, accumulated net realized gain was decreased by $446,638, accumulated net investment loss was decreased by $228,811 and paid-in capital was increased by $217,827 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs) and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$1,005,228
Net unrealized appreciation	$3,547,032

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

During the year ended December 31, 2015, capital loss carryforwards of $1,354,399 were utilized to offset net realized gains by the Fund.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$39,513,694

Gross unrealized appreciation	$5,619,063
Gross unrealized depreciation	(2,072,031)

Net unrealized appreciation	$3,547,032

16

Eaton Vance

Special Equities Fund

December 31, 2015

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2015, the Fund’s investment adviser fee amounted to $313,178. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $14,248 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,022 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $88,421 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2015, the Fund paid or accrued to EVD $22,165 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2015 amounted to $7,389 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2015, the Fund was informed that EVD received less than $100 of CDSCs paid by each of Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $40,359,596 and $54,109,027, respectively, for the year ended December 31, 2015.

17

Eaton Vance

Special Equities Fund

December 31, 2015

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2015	2014

Sales	37,424	34,004
Issued to shareholders electing to receive payments of distributions in Fund shares	139,657	—
Redemptions	(188,856)	(345,454)

Net decrease	(11,775)	(311,450)

	Year Ended December 31,
Class C	2015	2014

Sales	43,078	9,742
Issued to shareholders electing to receive payments of distributions in Fund shares	16,340	—
Redemptions	(35,467)	(28,783)

Net increase (decrease)	23,951	(19,041)

	Year Ended December 31,
Class I	2015	2014

Sales	101,850	221,446
Issued to shareholders electing to receive payments of distributions in Fund shares	31,039	—
Redemptions	(540,634)	(183,297)

Net increase (decrease)	(407,745)	38,149

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

18

Eaton Vance

Special Equities Fund

December 31, 2015

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$42,268,718	*	$—	$—	$42,268,718
Short-Term Investments	—		792,008	—	792,008

Total Investments	$42,268,718		$792,008	$—	$43,060,726

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Eaton Vance

Special Equities Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2016

20

Eaton Vance

Special Equities Fund

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $6,041,698 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Special Equities Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

22

Eaton Vance

Special Equities Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm)
(1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

23

Eaton Vance

Special Equities Fund

December 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

172 12.31.15

Parametric Absolute Return Fund

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2015

Parametric Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Parametric Absolute Return Fund

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12 months ended December 31, 2015, the U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index,2 produced a total return of 0.55%. This slight gain was the result of coupon income, which offset the negative effects of modestly rising U.S. interest rates and a general widening in credit spreads (i.e., the yield differential between non-Treasury securities and Treasurys).

The year began with a global rally in developed-market government bonds, triggered by the European Central Bank’s commitment to easing monetary policy. The rally was short lived, however, and U.S. rates climbed higher from February through June on expectations that improving U.S. economic data would prompt the Federal Reserve (the Fed) to start tightening monetary policy. Over the summer, slowing growth in China and renewed weakness in commodity prices pushed inflation expectations and interest rates lower — and also delayed Fed rate “liftoff.” In October, the central bank hinted that a rate hike might be imminent and ultimately raised rates in December, sending Treasury yields higher in the final months of the year.

Relative to comparable-maturity Treasurys, one of the fixed- income market’s best-performing sectors in 2015 was the asset-backed securities (ABS) sector. ABS — particularly securities backed by credit card debt and auto loans — outperformed on the strength of coupon income, and because ABS are less sensitive to changes in interest rates than other sectors. In contrast, the corporate sector was relatively weak, as record corporate debt issuance and deteriorating fundamentals caused credit spreads to widen for a second straight year.

Fund Performance

For the fiscal year ended December 31, 2015, Parametric Absolute Return Fund (the Fund) Investor Class shares had a total return of 6.49% at net asset value (NAV). By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index), returned 0.05% during the period.

The Fund’s investment objective is total return, which it seeks to achieve primarily by writing put spread options and selling call spread options on the S&P 500 Index as an overlay to a portfolio of short-term, high-grade, fixed-income

securities. The Fund’s Option Overlay Strategy employs a systematic, rules-based approach designed to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. As a result of this imbalance, the returns generated by the Fund’s Option Overlay Strategy are intended to be generally uncorrelated with those of the S&P 500 Index. This strategy is designed to perform well in range-bound, flat, and moderately up or down equity markets, but underperform in strongly directional markets, either up or down.

For equities, the 12-month period as a whole was largely flat, albeit with significant up and down movements during the period, the most significant of which occurred in August through October. Overall, the strategy’s writing of S&P 500 Index put spread and call spread options was beneficial to performance. The daily average of the CBOE Volatility Index (VIX), a widely used measure of market expectations of near- term volatility, was higher in 2015 (16.68) than in 2014 (14.17), which was beneficial to option writing. Particularly strong periods for the Fund’s option writing occurred during the range-bound but relatively flat S&P 500 Index performance period from January through mid-August 2015, and in the more volatile period that corresponded with higher VIX levels during November and December 2015. As a result, performance of the Option Overlay Strategy was strongly positive for the 12-month period as a whole.

In contrast, however, the Fund’s option strategy delivered negative performance during dramatic short-term market movements in August and October 2015. In August the S&P 500 Index declined about 11% in just over a week and the Fund’s put spread options hurt Fund performance. A subsequent market rally in October, which saw the S&P 500 Index gain about 8.3%, led the Fund’s call spread options to deliver negative performance. Nonetheless, for the 12-month period as a whole, performance of the Option Overlay Strategy was strongly positive.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Absolute Return Fund

December 31, 2015

Performance2,3

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors LLC; Thomas H. Luster, CFA and Maria Cappellano

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	09/30/2010	09/30/2010	6.49%	2.04%	2.05%
Institutional Class at NAV	09/30/2010	09/30/2010	6.65	2.27	2.29
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.05%	0.07%	0.08%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.89%	1.64%
Net				1.45	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class at of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	09/30/2010	$56,323	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Absolute Return Fund

December 31, 2015

Fund Profile

Asset Allocation (% of total investments, excluding

options)5

See Endnotes and Additional Disclosures in this report.

4

Parametric Absolute Return Fund

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. The CBOE Volatility Index (VIX) tracks the implied volatilities of a wide range of S&P 500 Index options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/16. Without the reimbursement, if applicable, performance would have been lower.

[5]	Depiction does not reflect the Fund’s option positions.

Fund profile subject to change due to active management.

5

Parametric Absolute Return Fund

December 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15 – 12/31/15)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,002.00	$7.32	**	1.45%
Institutional Class	$1,000.00	$1,002.00	$6.06	**	1.20%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.90	$7.38	**	1.45%
Institutional Class	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric Absolute Return Fund

December 31, 2015

Portfolio of Investments

Corporate Bonds & Notes — 59.6%

Security	Principal Amount (000’s omitted)	Value

Aerospace & Defense — 1.1%
United Technologies Corp., 1.80%, 6/1/17	$250	$251,474

		$251,474

Auto Manufacturers — 2.7%
American Honda Finance Corp., 1.20%, 7/14/17	$300	$298,756
Daimler Finance North America, LLC, 1.009%, 8/1/16(1)(2)	300	299,893

		$598,649

Banks — 17.3%
Bank of America N.A., 1.125%, 11/14/16	$300	$299,455
Bank of Montreal, 1.144%, 7/15/16(2)	300	300,293
Bank of Nova Scotia (The), 1.30%, 7/21/17	300	299,185
Fifth Third Bank, 0.874%, 11/18/16(2)	300	300,022
KeyBank N.A., 0.883%, 11/25/16(2)	300	300,070
National Australia Bank, Ltd., 0.846%, 12/2/16(1)(2)	300	300,357
PNC Bank NA, 1.125%, 1/27/17	300	299,030
Royal Bank of Canada, 1.40%, 10/13/17	300	299,359
Svenska Handelsbanken AB, 1.063%, 9/23/16(2)	300	300,133
Toronto-Dominion Bank (The), 0.937%, 9/9/16(2)	300	300,327
US Bank NA, 0.552%, 1/30/17(2)	300	299,938
Wells Fargo & Co., 1.40%, 9/8/17	300	299,756
Westpac Banking Corp., 0.823%, 11/25/16(2)	300	300,360

		$3,898,285

Beverages — 5.1%
Anheuser-Busch InBev Finance, Inc., 1.125%, 1/27/17	$300	$299,439
Coca-Cola Co. (The), 0.429%, 11/1/16(2)	250	250,027
Diageo Capital PLC, 0.625%, 4/29/16	200	199,902
PepsiCo, Inc., 0.70%, 2/26/16	400	399,912

		$1,149,280

Chemicals — 2.2%
Praxair, Inc., 0.75%, 2/21/16	$500	$500,034

		$500,034

Computers — 0.5%
Apple, Inc., 1.05%, 5/5/17	$120	$120,099

		$120,099

Security	Principal Amount (000’s omitted)	Value

Cosmetics & Personal Care — 1.3%
Procter & Gamble Co. (The), 0.75%, 11/4/16	$300	$299,299

		$299,299

Diversified Financial Services — 2.9%
American Express Credit Corp., 1.55%, 9/22/17	$150	$149,985
American Express Credit Corp., 1.875%, 11/5/18	200	199,579
General Electric Capital Corp., 0.551%, 1/14/16(2)	300	299,992

		$649,556

Electric — 1.1%
Virginia Electric & Power Co., 5.40%, 1/15/16	$250	$250,334

		$250,334

Foods — 1.3%
Starbucks Corp., 0.875%, 12/5/16	$300	$299,501

		$299,501

Health Services — 0.7%
UnitedHealth Group, Inc., 5.375%, 3/15/16	$150	$151,298

		$151,298

Insurance — 2.2%
Berkshire Hathaway Finance Corp., 0.95%, 8/15/16	$300	$300,188
Prudential Financial, Inc., 3.00%, 5/12/16	200	201,123

		$501,311

Machinery – Construction & Mining — 1.3%
John Deere Capital Corp., 0.907%, 10/11/16(2)	$300	$300,385

		$300,385

Mining — 3.5%
BHP Billiton Finance (USA), Ltd., 0.853%, 9/30/16(2)	$300	$299,146
Caterpillar Financial Services Corp., 1.35%, 9/6/16	200	200,679
Rio Tinto Finance (USA) PLC, 1.366%, 6/17/16(2)	300	298,985

		$798,810

Miscellaneous Manufacturing — 1.3%
3M Co., 1.375%, 9/29/16	$300	$300,810

		$300,810

7	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Oil & Gas — 3.3%
Chevron Corp., 1.79%, 11/16/18	$250	$247,845
EOG Resources, Inc., 2.50%, 2/1/16	200	200,188
Shell International Finance B.V., 1.625%, 11/10/18	300	298,602

		$746,635

Pharmaceuticals — 2.3%
Merck & Co., Inc., 0.70%, 5/18/16	$200	$200,034
Wyeth, LLC, 5.50%, 2/15/16	325	326,698

		$526,732

Real Estate Investment Trusts (REITs) — 0.9%
ERP Operating, LP, 5.125%, 3/15/16	$200	$201,558

		$201,558

Retail — 2.4%
Home Depot, Inc. (The), 5.40%, 3/1/16	$325	$327,295
Wal-Mart Stores, Inc., 5.375%, 4/5/17	200	210,661

		$537,956

Semiconductors — 0.9%
Intel Corp., 1.95%, 10/1/16	$200	$201,268

		$201,268

Software — 1.3%
Oracle Corp., 5.25%, 1/15/16	$300	$300,442

		$300,442

Telecommunications — 1.5%
Cisco Systems, Inc., 5.50%, 2/22/16	$325	$327,080

		$327,080

Tobacco — 1.6%
Philip Morris International, Inc., 1.25%, 8/11/17	$350	$350,623

		$350,623

Transportation — 0.9%
United Parcel Service, Inc., 1.125%, 10/1/17	$200	$199,913

		$199,913

Total Corporate Bonds & Notes (identified cost $13,455,094)		$13,461,332

Collateralized Mortgage Obligations — 4.8%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 2508, Class OY, 4.50%, 10/15/17	$121	$122,471
Series 2513, Class DB, 5.00%, 10/15/17	12	12,646
Series 2517, Class BH, 5.50%, 10/15/17	42	43,351
Series 2649, Class QH, 4.50%, 7/15/18	24	24,641
Series 3544, Class KA, 4.50%, 9/15/23	13	12,782
Series 3706, Class C, 2.00%, 8/15/20	127	127,165
Series 3787, Class TB, 1.75%, 1/15/17	59	59,318
Series 4399, Class A, 2.50%, 7/15/24	105	106,646

		$509,020

Federal National Mortgage Association:
Series 2003-24, Class PD, 5.00%, 4/25/18	$60	$62,292
Series 2006-105, Class A, 4.35%, 9/25/36	196	203,762
Series 2008-62, Class DY, 4.00%, 7/25/23	58	60,125
Series 2009-55, Class PQ, 5.00%, 9/25/37	17	16,957
Series 2010-155, Class A, 3.50%, 9/25/25	126	128,258
Series 2011-66, Class AB, 4.00%, 11/25/39	28	28,501
Series 2011-76, Class PB, 2.50%, 4/25/39	77	77,881

		$577,776

Total Collateralized Mortgage Obligations (identified cost $1,106,102)		$1,086,796

Asset-Backed Securities — 3.9%

Security	Principal Amount (000’s omitted)	Value

Automotive — 0.8%
CarMax Auto Owner Trust
Series 2013-1, Class A3, 0.60%, 10/16/17	$36	$35,868
Enterprise Fleet Financing LLC
Series 2013-2, Class A2, 1.06%, 3/20/19(1)	139	138,500

		$174,368

Financial Services — 3.1%
World Financial Network Credit Card Master Trust
Series 2014-A, Class A, 0.711%, 12/15/19(3)	$700	$700,047

		$700,047

Total Asset-Backed Securities (identified cost $874,580)		$874,415

8	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Portfolio of Investments — continued

U.S. Treasury Obligations — 28.8%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note:
0.50%, 2/28/17	$1,500	$1,494,224
0.875%, 11/30/16	1,500	1,501,123
0.875%, 1/31/17	1,500	1,500,486
1.00%, 10/31/16	1,500	1,503,166
3.00%, 9/30/16	500	508,448

Total U.S. Treasury Obligations (identified cost $6,535,435)		$6,507,447

Call Options Purchased — 0.0%(4)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	20	$2,195	1/8/16	$200
S&P 500 Index	14	2,180	1/15/16	385
S&P 500 Index	18	2,205	1/22/16	225
S&P 500 Index	18	2,205	1/29/16	360
S&P 500 Index FLEX	21	2,225	1/4/16	0
S&P 500 Index FLEX	21	2,215	1/6/16	0
S&P 500 Index FLEX	18	2,185	1/11/16	6
S&P 500 Index FLEX	16	2,220	1/13/16	2
S&P 500 Index FLEX	14	2,170	1/19/16	281
S&P 500 Index FLEX	17	2,205	1/20/16	76
S&P 500 Index FLEX	18	2,200	1/25/16	281
S&P 500 Index FLEX	18	2,225	1/27/16	167

Total Call Options Purchased (identified cost $8,713)				$1,983

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	20	$1,775	1/8/16	$650
S&P 500 Index	14	1,805	1/15/16	1,120
S&P 500 Index	18	1,855	1/22/16	5,355
S&P 500 Index	18	1,830	1/29/16	7,110
S&P 500 Index FLEX	21	1,865	1/4/16	6
S&P 500 Index FLEX	21	1,850	1/6/16	39
S&P 500 Index FLEX	18	1,760	1/11/16	69
S&P 500 Index FLEX	16	1,855	1/13/16	843
S&P 500 Index FLEX	14	1,775	1/19/16	615
S&P 500 Index FLEX	17	1,855	1/20/16	2,975
S&P 500 Index FLEX	18	1,835	1/25/16	4,083

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	18	$1,865	1/27/16	$7,138

Total Put Options Purchased (identified cost $75,418)				$30,003

Short-Term Investments — 3.6%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.37%(5)	$815	$814,878

Total Short-Term Investments (identified cost $814,878)		$814,878

Total Investments — 100.8% (identified cost $22,870,220)		$22,776,854

Call Options Written — (0.5)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	20	$2,095	1/8/16	$(2,800)
S&P 500 Index	14	2,080	1/15/16	(10,990)
S&P 500 Index	18	2,105	1/22/16	(7,920)
S&P 500 Index	18	2,105	1/29/16	(13,770)
S&P 500 Index FLEX	21	2,125	1/4/16	(10)
S&P 500 Index FLEX	21	2,115	1/6/16	(317)
S&P 500 Index FLEX	18	2,085	1/11/16	(10,551)
S&P 500 Index FLEX	16	2,120	1/13/16	(1,903)
S&P 500 Index FLEX	14	2,070	1/19/16	(23,837)
S&P 500 Index FLEX	17	2,105	1/20/16	(9,749)
S&P 500 Index FLEX	18	2,100	1/25/16	(16,474)
S&P 500 Index FLEX	18	2,125	1/27/16	(7,752)

Total Call Options Written (premiums received $204,487)				$(106,073)

Put Options Written — (0.5)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	20	$1,875	1/8/16	$(1,250)
S&P 500 Index	14	1,905	1/15/16	(4,060)
S&P 500 Index	18	1,955	1/22/16	(18,090)
S&P 500 Index	18	1,930	1/29/16	(19,710)
S&P 500 Index FLEX	21	1,965	1/4/16	(1,038)
S&P 500 Index FLEX	21	1,950	1/6/16	(1,899)
S&P 500 Index FLEX	18	1,860	1/11/16	(623)
S&P 500 Index FLEX	16	1,955	1/13/16	(6,981)
S&P 500 Index FLEX	14	1,875	1/19/16	(3,007)

9	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Portfolio of Investments — continued

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	17	$1,955	1/20/16	$(13,615)
S&P 500 Index FLEX	18	1,935	1/25/16	(15,072)
S&P 500 Index FLEX	18	1,965	1/27/16	(23,483)

Total Put Options Written (premiums received $201,027)				$(108,828)

Other Assets, Less Liabilities — 0.2%				$26,084

Net Assets — 100.0%				$22,588,037

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2015, the aggregate value of these securities is $738,750 or 3.3% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2015.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2015.

(4)	Amount is less than 0.05%.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

Abbreviations:

FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

10	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $22,055,342)	$21,961,976
Affiliated investment, at value (identified cost, $814,878)	814,878
Interest receivable	87,652
Interest receivable from affiliated investment	441
Receivable for premiums on written options	34,509
Receivable for Fund shares sold	117,352
Receivable from affiliates	4,942
Total assets	$23,021,750

Liabilities
Written options outstanding, at value (premiums received, $405,514)	$214,901
Payable for investments purchased	7,071
Payable for Fund shares redeemed	82,330
Payable to affiliates:
Investment adviser and administration fee	24,075
Distribution and service fees	2,941
Trustees’ fees	610
Accrued expenses	101,785
Total liabilities	$433,713
Net Assets	$22,588,037

Sources of Net Assets
Paid-in capital	$24,712,777
Accumulated net realized loss	(2,266,928)
Accumulated undistributed net investment income	44,941
Net unrealized appreciation	97,247
Net Assets	$22,588,037

Investor Class Shares
Net Assets	$10,911,522
Shares Outstanding	1,090,318
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.01

Institutional Class Shares
Net Assets	$11,676,515
Shares Outstanding	1,154,486
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.11

11	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Interest	$222,443
Interest allocated from affiliated investment	4,997
Expenses allocated from affiliated investment	(351)
Total investment income	$227,089

Expenses
Investment adviser and administration fee	$364,915
Distribution and service fees
Investor Class	28,503
Trustees’ fees and expenses	2,386
Custodian fee	75,237
Transfer and dividend disbursing agent fees	27,703
Legal and accounting services	62,381
Printing and postage	13,133
Registration fees	38,115
Miscellaneous	10,418
Total expenses	$622,791
Deduct —
Allocation of expenses to affiliates	$196,116
Total expense reductions	$196,116

Net expenses	$426,675

Net investment loss	$(199,586)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,370,525)
Investment transactions allocated from affiliated investment	5
Written options	3,537,693
Net realized gain	$2,167,173
Change in unrealized appreciation (depreciation) —
Investments	$(42,478)
Written options	43,001
Net change in unrealized appreciation (depreciation)	$523

Net realized and unrealized gain	$2,167,696

Net increase in net assets from operations	$1,968,110

12	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment loss	$(199,586)	$(311,581)
Net realized gain (loss) from investment transactions and written options	2,167,173	(159,256)
Net change in unrealized appreciation (depreciation) from investments and written options	523	682,693
Net increase in net assets from operations	$1,968,110	$211,856
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$22,316,841	$5,359,646
Institutional Class	14,732,595	10,307,569
Cost of shares redeemed
Investor Class	(19,875,128)	(32,642,183)
Institutional Class	(33,266,093)	(16,607,863)
Net decrease in net assets from Fund share transactions	$(16,091,785)	$(33,582,831)

Net decrease in net assets	$(14,123,675)	$(33,370,975)

Net Assets
At beginning of year	$36,711,712	$70,082,687
At end of year	$22,588,037	$36,711,712

Accumulated undistributed net investment income included in net assets
At end of year	$44,941	$—

13	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Financial Highlights

	Investor Class
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net asset value — Beginning of year	$9.400	$9.470	$10.200		$10.410	$10.040

Income (Loss) From Operations
Net investment loss(1)	$(0.065)	$(0.076)	$(0.089)		$(0.095)	$(0.100)
Net realized and unrealized gain (loss)	0.675	0.006	(0.555)		0.871	0.488

Total income (loss) from operations	$0.610	$(0.070)	$(0.644)		$0.776	$0.388

Less Distributions
From net investment income	$—	$—	$—		$(0.010)	$—
From net realized gain	—	—	(0.086)		(0.976)	(0.018)

Total distributions	$—	$—	$(0.086)		$(0.986)	$(0.018)

Net asset value — End of year	$10.010	$9.400	$9.470		$10.200	$10.410

Total Return(2)	6.49%	(0.84)%	(6.23	)%(3)	7.56%	3.87%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,912	$8,229	$35,270		$23,812	$34,003
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.45%	1.45%	1.45%		1.54%	1.75%
Net investment loss	(0.66)%	(0.79)%	(0.91)%		(0.90)%	(0.98)%
Portfolio Turnover	39%	28%	85%		62%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(3)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.03 per share. Had the Fund not received this payment, total return would have been lower by 0.30%.

(4)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.59%, 0.44%, 0.29%, 0.28% and 0.05% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Financial Highlights — continued

	Institutional Class
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net asset value — Beginning of year	$9.470	$9.520	$10.230		$10.440	$10.050

Income (Loss) From Operations
Net investment loss(1)	$(0.056)	$(0.057)	$(0.068)		$(0.071)	$(0.076)
Net realized and unrealized gain (loss)	0.696	0.007	(0.556)		0.877	0.484

Total income (loss) from operations	$0.640	$(0.050)	$(0.624)		$0.806	$0.408

Less Distributions
From net investment income	$—	$—	$—		$(0.040)	$—
From net realized gain	—	—	(0.086)		(0.976)	(0.018)

Total distributions	$—	$—	$(0.086)		$(1.016)	$(0.018)

Net asset value — End of year	$10.110	$9.470	$9.520		$10.230	$10.440

Total Return(2)	6.65%	(0.42)%	(6.11	)%(3)	7.84%	4.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,677	$28,483	$34,813		$33,412	$38,998
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.20%	1.20%	1.20%		1.29%	1.50%
Net investment loss	(0.57)%	(0.59)%	(0.69)%		(0.66)%	(0.74)%
Portfolio Turnover	39%	28%	85%		62%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.03 per share. Had the Fund not received this payment, total return would have been lower by 0.30%.

(4)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.59%, 0.44%, 0.29%, 0.28% and 0.05% of average daily net assets for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

15	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities and indices) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

16

Parametric Absolute Return Fund

December 31, 2015

Notes to Financial Statements — continued

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2015, accumulated net realized loss was increased by $244,527 and accumulated net investment loss was decreased by $244,527 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, accretion of market discount and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

17

Parametric Absolute Return Fund

December 31, 2015

Notes to Financial Statements — continued

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$44,941
Deferred capital losses	$(2,053,693)
Net unrealized depreciation	$(115,988)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to options contracts, investments in partnerships, premium amortization and accretion of market discount.

At December 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $2,053,693, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2015, $1,104,529 are short-term and $949,164 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$22,860,856

Gross unrealized appreciation	$7,418
Gross unrealized depreciation	(123,406)

Net unrealized depreciation	$(115,988)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. For the year ended December 31, 2015, the Fund’s investment adviser and administration fee amounted to $364,915 or 1.10% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. EVM and PRA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45% and 1.20% of the Fund’s average daily net assets for Investor Class and Institutional Class, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM and PRA were allocated $196,116 in total of the Fund’s operating expenses for the year ended December 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2015, EVM earned $1,186 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2015 amounted to $28,503 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

18

Parametric Absolute Return Fund

December 31, 2015

Notes to Financial Statements — continued

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$3,609,953	$20,103,509
U.S. Government and Agency Securities	8,599,990	7,470,334

	$12,209,943	$27,573,843

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2015	2014

Sales	2,238,381	557,181
Redemptions	(2,023,531)	(3,404,294)

Net increase (decrease)	214,850	(2,847,113)

	Year Ended December 31,
Institutional Class	2015	2014

Sales	1,465,530	1,070,961
Redemptions	(3,317,333)	(1,720,025)

Net decrease	(1,851,803)	(649,064)

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2015 is included in the Portfolio of Investments. At December 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended December 31, 2015 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	712	$594,129
Options written	8,300	7,197,841
Options exercised	(1,162)	(1,063,132)
Options expired	(7,424)	(6,323,324)

Outstanding, end of year	426	$405,514

19

Parametric Absolute Return Fund

December 31, 2015

Notes to Financial Statements — continued

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting its maximum option loss potential. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$31,986	(1)	$—
Written options	—		(214,901	)(2)

Total	$31,986		$(214,901)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2015 was as follows:

Derivative	Realized Gain(Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(1,359,968)	$18,222
Written options	3,537,693	43,001

Total	$2,177,725	$61,223

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2015, which is indicative of the volume of this derivative type, was 625 contracts.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2015.

20

Parametric Absolute Return Fund

December 31, 2015

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$13,461,332	$—	$13,461,332
Collateralized Mortgage Obligations	—	1,086,796	—	1,086,796
Asset-Backed Securities	—	874,415	—	874,415
U.S. Treasury Obligations	—	6,507,447	—	6,507,447
Call Options Purchased	1,170	813	—	1,983
Put Options Purchased	14,235	15,768	—	30,003
Short-Term Investments	—	814,878	—	814,878

Total Investments	$15,405	$22,761,449	$—	$22,776,854

Liability Description

Call Options Written	$(35,480)	$(70,593)	$—	$(106,073)
Put Options Written	(43,110)	(65,718)	—	(108,828)

Total	$(78,590)	$(136,311)	$—	$(214,901)

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Parametric Absolute Return Fund

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Parametric Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Parametric Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Absolute Return Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2016

22

Parametric Absolute Return Fund

December 31, 2015

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Parametric Absolute Return Fund

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

24

Parametric Absolute Return Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

25

Parametric Absolute Return Fund

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

27

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

518 Riverside Avenue

Westport, CT 06880

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4967    12.31.15

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Balanced Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Core Bond Fund (formerly, Eaton Vance Investment Grade Income Fund), Eaton Vance Dividend Builder Fund, Eaton Vance Global Small-Cap Fund (formerly, Eaton Vance Small-Cap Value Fund), Eaton Vance Greater India Fund, Eaton Vance Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Special Equities Fund, and Parametric Absolute Return Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 16 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2014 and December 31, 2015 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$27,740	$23,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,440	$15,706
All Other Fees(3)	$0	$0

Total	$47,180	$39,646

Eaton Vance Commodity Strategy Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$82,620	$79,320
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$39,155	$32,448
All Other Fees(3)	$0	$0

Total	$121,775	$111,768

Eaton Vance Core Bond Fund (formerly, Eaton Vance Investment Grade Income Fund)

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$11,650	$14,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,960	$11,804
All Other Fees(3)	$0	$0

Total	$23,610	$26,754

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$27,830	$28,630
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,770	$11,885
All Other Fees(3)	$0	$0

Total	$39,600	$40,515

Eaton Vance Global Small-Cap Fund (formerly, Eaton Vance Small-Cap Value Fund)

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$23,560	$26,160
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,720	$9,694
All Other Fees(3)	$0	$0

Total	$33,280	$35,854

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$15,650	$16,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,470	$9,631
All Other Fees(3)	$0	$0

Total	$25,120	$25,681

Eaton Vance Growth Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$13,930	$17,780
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,870	$8,349
All Other Fees(3)	$0	$0

Total	$23,800	$26,129

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$33,040	$27,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,090	$10,135
All Other Fees(3)	$0	$0

Total	$45,130	$37,975

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$26,380	$27,080
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,430	$12,508
All Other Fees(3)	$0	$0

Total	$37,810	$39,588

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$31,440	$32,340
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,050	$10,184
All Other Fees(3)	$0	$0

Total	$46,490	$42,524

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$31,860	$28,760
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,780	$9,648
All Other Fees(3)	$0	$0

Total	$44,640	$38,408

Parametric Absolute Return Fund

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$55,070	$53,145
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,170	$8,930
All Other Fees(3)	$0	$0

Total	$64,240	$62,075

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/14	11/30/14	12/31/14	10/31/15	11/30/15	12/31/15
Audit Fees	$45,520	$33,580	$380,770	$76,170	$27,430	$375,995
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$22,530	$9,460	$171,905	$35,676	$9,229	$150,922
All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$68,050	$43,040	$552,675	$111,846	$36,659	$526,917

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/14	11/30/14	12/31/14	10/31/15	11/30/15	12/31/15
Registrant(1)	$22,530	$9,460	$171,905	$35,676	$9,229	$150,922
Eaton Vance(2)	$99,750	$99,750	$99,750	$46,000	$53,934	$56,434

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 22, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 22, 2016